Registration No. 333-71521
811-05118

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 14

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 111

Principal Life Insurance Company Variable Life Separate Account
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(Exact Name of Registrant)

Principal Life Insurance Company
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(Name of Depositor)

The Principal Financial Group, Des Moines, Iowa 50392
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(Address of Depositor's Principal Executive Offices) (Zip Code)

(515) 248-3842
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Depositor's Telephone Number, including Area Code

Charles M. Schneider
Principal Life Insurance Company
The Principal Financial Group
Des Moines, Iowa 50392-0300
Telephone Number, Including Area Code: (515) 246-5688
(Name and Address of Agent for Service)

Please send copies of all communications to

John W. Blouch, Esq.
Drinker Biddle & Reath, LLP
1500 K Street, N.W.
Washington, DC 20005-1209

Principal Survivorship Flexible Premium Variable Universal Life
(Title of Securities Being Registered)

It is proposed that this filing will become effective (check appropriate box)

_____ immediately upon filing pursuant to paragraph (b) of Rule 485
__X__ on May 1, 2011 pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PRINCIPAL SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by Principal Life Insurance Company (the “Company”) through its

Principal Life Insurance Company Variable Life Separate Account

This prospectus is dated May 1, 2011.

The Company no longer offers or issues the Policy. This Prospectus is only for the use of current Policy owners.

This prospectus provides information about the Policy and is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

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SUMMARY: BENEFITS AND RISKS

This prospectus describes an individual survivorship flexible premium variable universal life insurance policy offered by the Company. This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.

POLICY BENEFITS

Death Benefits and Proceeds
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death benefit proceeds are paid to the beneficiary(ies) when the surviving insured dies. Death proceeds are calculated as of the date of death of the surviving insured. The amount of the death proceeds is:
· the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY VALUES – Death Proceeds);
· minus loan indebtedness;
· minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the policy value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges);
· plus proceeds from any benefit rider on the surviving insured’s life.

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for two death benefit options. A death benefit option is elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.

Premium Payment Flexibility
You may choose the amount and frequency of premium payments (subject to certain limitations).

Policy Values
The policy value reflects your premium payments, partial surrenders, policy loans, policy expenses, interest credited to the fixed account and/or the investment experience of the divisions. There is no guaranteed minimum division value.

Policy Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net surrender value.

Full Surrender
The Policy may be surrendered and any net surrender value paid to the owner. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed.

Partial Surrender
On or after the second policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner.
The surrender charge does not apply to partial surrenders. A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed. The minimum amount of a partial surrender is $500.

Adjustment Options
The face amount may be increased or decreased unless the Policy is in a grace period or if monthly policy charges are being waived under a rider.

Face Amount Increase
The minimum amount of an increase is $100,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Face Amount Decrease
On or after the second policy anniversary, a decrease in face amount may be requested if the request does not decrease the policy face amount below $100,000.

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Maturity Proceeds
If either insured is living on the maturity date, we will pay the owner an amount equal to the death proceeds as described above unless the Extended Coverage rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date.

POLICY RISKS

Risks of Poor Investment Performance
Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investments in the fixed account or a death benefit guarantee rider, it is possible that no death benefit would be paid upon the surviving insured’s death.

NOTE: Each division invests in a corresponding underlying mutual fund. The underlying mutual funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

Policy Termination (Lapse)
On an ongoing basis, the Policy’s net surrender value must be sufficient to cover the monthly policy charges and any loan indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit at the death of the surviving insured.

During the first five policy years, the Policy will stay in force if ((a) minus (b)) is greater than or equal to (c) where:
(a) is the sum of the premiums paid;
(b) is the sum of all loan indebtedness, partial surrenders and transaction charges; and
(c) is the sum of the minimum monthly premiums since the policy date to the most recent monthly date.

Limitations on Access to Surrender Value
Partial Surrenders
· On or after the second policy anniversary, you may request a partial surrender of the net surrender value. The minimum amount of a partial surrender is $500.
· Two partial surrenders may be made in a policy year. The total of the amount(s) surrendered may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year).
· The death benefit will be reduced by the amount of the partial surrender plus the transaction charge.
· A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed.

Full Surrenders
If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of policy years is calculated from the original policy date through the surrender date - excluding the period during which the Policy was terminated.

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Adverse Tax Consequences
A full surrender or cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

In certain employer-sponsored life insurance arrangements participants may be required to report for income tax purposes, one or more of the following:
· the value each year of the life insurance protection provided;
· an amount equal to any employer-paid premiums; or
· some or all of the amount by which the current value exceeds the employer’s interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in
TAX ISSUES RELATED TO THE POLICY.

Risks of Underlying Mutual Funds
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund’s prospectus. As with all mutual funds, as the value of an underlying mutual fund’s assets rise or fall, the fund’s share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds
The biggest risk is that the fund’s returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings.
Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund’s portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund’s portfolio could also decrease if the stock market goes down

Income Funds
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-
income portfolio will generally decrease when interest rates rise, the underlying mutual fund’s share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

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SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the
Policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the
Policy.

Transaction Fees
Charge	Charge is Deducted:	Amount Deducted
Maximum Sales Charge Imposed:	from each premium paid
policy years 1-10 (after issue or adjustment)		5.0% of premium paid (up to target premium)
2.0% of premium paid (in excess of target
premium)
policy years 11+ (after issue or adjustment)		2.0% of all premium paid
Taxes (federal, state and local)	from each premium paid	3.45% of premium paid
Maximum Surrender Charge*	from proceeds upon full surrender
policy years 1-10 (after issue or
adjustment)

Guaranteed Minimum		$2.78 per $1,000 of face amount

Guaranteed Maximum		$36.90 per $1,000 of face amount

Current first year charge for		$9.50 per $1,000 of face amount
Representative
Insureds (55-year old male and 50-year old
female, each with a risk classification of
preferred non-smoker)
Transaction Fee	from proceeds upon partial surrender
Guaranteed maximum		lesser of $25 or 2% of the amount surrendered
Current		none
* Surrender charges decline over time.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
When Charge is
Charge	Deducted	Amount Deducted
Cost of Insurance*:	monthly
Guaranteed Minimum Charge		$0.00 per $1,000 of net amount at risk
Guaranteed Maximum Charge		$83.33 per $1,000 of net amount at risk
Current first year charge for Representative Insureds**		$0.01 per $1,000 of net amount at risk
Mortality and Expense Risks Charge:	monthly
Current:		equivalent to:
policy years 1-9		0.80% of the value in the divisions per year
after policy year 9		0.30% of the value in the divisions per year
Administration Charge:	monthly
Guaranteed Maximum:
all policy years		$8.00 per month (plus $0.08 per $1,000 of face
amount (increased by $0.005 per $1,000 per
month for each insured classified as a smoker))
Current:
policy years 1-10 (after issue or adjustment)		$8.00 per month plus $0.08 per $1,000 of face
amount (increased by $0.005 per $1,000 per
month for each insured classified as a smoker)

policy years 11-20 (after issue or adjustment)		$8.00 per month plus $0.04 per $1,000 of face
amount (no additional smoker charge)

after policy year 21 (after issue or adjustment)		$8.00 per month plus $0.02 per $1,000 of face
amount (no additional smoker charge)
Net Policy Loan Charge	annually (accrued daily)
policy years 1-10		2.0% of loan balance per year (the difference
between the interest charged on the loan balance
and the interest credited to the loan account)

after policy year ten		0.25% of loan balance per year (the difference
between the interest charged on the loan balance
and the interest credited to the loan account)
Optional Insurance Benefits
Four Year Term Rider	monthly
Guaranteed Minimum		$0.02 per $1,000 of rider benefit
Guaranteed Maximum		$5.17 per $1,000 of rider benefit
Current charge for Representative Insureds**		$0.02 per $1,000 of rider benefit
Policy Split Option Rider	monthly

(We reserve the right to charge a one-time fee of $500 at
the time the Rider benefit is exercised.)
Guaranteed Minimum		$0.01 per $1,000 of face amount
Guaranteed Maximum		$0.01 per $1,000 of face amount
Current charge for Representative Insureds**		$0.01 per $1,000 of face amount
Single Life Term Rider	monthly
Guaranteed Minimum		$0.06 per $1,000 of net amount at risk
Guaranteed Maximum		$20.22 per $1,000 of net amount at risk
Current charge for Representative Insureds**		$0.12 per $1,000 of net amount at risk

*	The cost of insurance rate at issue and for any underwritten face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insureds. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-
smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to your insureds from your registered representative or by phoning 1-800-247-9988.

**	Representative Insureds are a 55-year old male and 50-year old female, each with a risk classification of standard non-smoker.

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The following table shows the minimum and maximum total operating expenses charged by any of the underlying mutual funds that you may pay periodically during the time that you own the Policy. More detail concerning the fees and expenses of each underlying mutual fund is contained its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2010.

	Minimum	Maximum
Total annual underlying mutual fund operating expenses
(expenses that are deducted from underlying mutual fund	0.27%	1.39%
assets, including management fees, distribution and/or
service (12b-1) fees and other expenses)

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GLOSSARY

adjustment – change to your Policy resulting from an increase or decrease in policy face amount or a change in:
smoking status; death benefit option; rating or riders.

adjustment date – the monthly date on or next following the Company’s approval of a requested adjustment.

attained age – for each insured, it is the insured’s issue age on the birthday on or preceding the last policy anniversary.

business day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.

cumulative death benefit guarantee premium – a premium which is required to be paid in order to guarantee that the Policy will not lapse for a specific number of years.

division – a part of the Separate Account which invests in shares of an underlying mutual fund.

effective date – the date on which all requirements for issuance of a Policy have been satisfied.

face amount – life insurance base policy coverage amount.

fixed account – that part of the Policy that is not in the divisions or loan account.

general account – assets of the Company other than those allocated to any of our Separate Accounts.

insureds – the persons named as the “insureds” on the application for the Policy. The insureds may or may not be the owners.

joint equivalent age (JEA) – the adjusted age of the insured which is based on the gender, age, smoking status and risk classification of each insured.

loan account – that part of the policy value that reflects the value transferred from the division(s) and/or fixed account as collateral for a policy loan.

loan indebtedness – the amount of any policy loan and unpaid loan interest.

maturity date – the policy anniversary where either insured’s attained age is 100.

minimum monthly premium – the amount that, if paid, will keep the Policy in force for one month (not taking into account the current monthly policy charge and surrender charge).

monthly date – the day of the month which is the same day as the policy date.

Example: If the policy date is September 5, 2005, the first monthly date is October 5, 2005.

monthly policy charge – the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge and mortality and expense risks charge in effect on the monthly date.

net amount at risk – the amount upon which the cost of insurance charges are based. It is the result of:
· the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus
· the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

net policy value – the policy value minus any loan indebtedness.

net premium – the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions and/or fixed account.

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net surrender value – surrender value minus any loan indebtedness.

no-lapse guarantee premium – a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.

notice – any form of communication received in our home office which provides the information we need which may be in writing sent to us by mail, or any other manner we approve in advance.

owner – the person, including joint owner, who owns all the rights and privileges of this Policy.

policy date – the date from which monthly dates, policy years and policy anniversaries are determined the policy date may not be in the future and will never be the 29th, 30th, or 31st of any month.

policy value – the sum of the values in the divisions, the fixed account and the loan account.

policy year – the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.

Example: If the policy date is September 5, 2005, the first policy year ends on September 4, 2006. The first policy anniversary falls on September 5, 2006.

premium expense charge – the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.

prorated basis – in the proportion that the value of a particular division or the fixed account bears to the total value of all divisions and the fixed account.

surrender value – policy value minus any surrender charge.

surviving insured – the insured who is living at the death of the other insured. If both insureds die simultaneously, then the term “surviving insured” means the younger of the two insureds.

target premium – a premium amount which is used to determine any applicable premium expense charge and surrender charge under a Policy. Target premiums are provided in Appendix A.

underlying mutual fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.

unit – the accounting measure used to calculate the value of each division.

valuation period – the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day, and ends at the close of normal trading of the NYSE on the next business day.

written request – actual delivery to the Company at our office of a written notice or request, signed and dated, on a form we supply or approve.

Your notices may be mailed to us at:
Principal Life Insurance Company
P O Box 9296
Des Moines, Iowa 50306-9296
Phone: 1-800-247-9988

you – the owner(s) of the Policy.

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CORPORATE ORGANIZATION AND OPERATION

The Company
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines,
Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of
Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named
Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life
Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding
Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.

The Company believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities and Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the
Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to
Policy owners under the Policy.

The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your policy will equal the total of your premium payments.

In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Policy and rider charges, may be negative even though the yield for the underlying money market fund, before deducting for such charges, is positive. If you allocate a portion of your Policy value to a Money Market division or participate in a scheduled automatic transfer program where Policy value is allocated to a Money Market division, that portion of your
Policy value allocated to the Money Market division may decrease in value.

The Funds
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available without charge from a sales representative or our home office (1-800-247-9988).

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, and advisor and sub-advisor, if applicable, for each division.
New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following approval from appropriate regulatory authority.

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Deletion or Substitution of Investments
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
· transfer assets in any division to another division or to the fixed account;
· add, combine or eliminate divisions; or
· substitute the shares of a division for shares in another division
· if shares of a division are no longer available for investment; or
· if in our judgment, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) and/or the fixed account without charge. You may exercise this transfer privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).

Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of
Policy owners.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of policy value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE: Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.

The Fixed Account
The fixed account is a part of our general account. Because of exemptions and exclusions contained in the Securities
Act of 1933 and the Investment Company Act of 1940, the fixed account and any interest in it are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to it are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed account from our home office or from a sales representative.

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.

We guarantee that net premiums allocated to the fixed account accrue interest daily at an effective annual rate of 3%
compounded annually. We may, in our sole discretion, credit interest at a higher rate.
We may defer payment of proceeds payable out of the fixed account for a period of up to six months.

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The Fixed Account
The value of your fixed account on any business day is:
·	net premiums allocated to the fixed account
·	plus transfers from the division(s)
·	plus interest credited to the fixed account
·	minus surrenders, surrender charges, monthly policy charges and transaction fees
·	minus transfers to the loan account
·	minus transfers to the division(s).

CHARGES AND DEDUCTIONS

We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated.

Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a premium expense charge.

Deductions from premiums during each of the first ten years and with respect to premiums made because of a policy face amount increase, during the first ten years after the increase, equal:
· sales load of 5.00% of premiums paid up to target premium (2.00% of premiums in excess of target premium)
· plus 2.20% (of premiums paid) for state and local taxes
· plus 1.25% (of premiums paid) for federal taxes.

Deductions from premiums after the tenth policy year (and ten years after a policy face amount increase) are:
· sales load of 2.00% of premiums paid
· plus 2.20% (of premiums paid) for state and local taxes
· plus 1.25% (of premiums paid) for federal taxes.

The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular
Policy does not necessarily reflect the actual tax costs applicable to that Policy. The sales load is intended to pay us for distribution expenses, including commissions paid to sales representatives, printing of prospectuses and sales literature, and advertising.

Target Premium
The target premium is based on the gender, if applicable, age and risk classification of the insureds (see
APPENDIX A- TARGET PREMIUM). The target premium is a calculated premium amount used to determine the premium expense change and the surrender charge. The target premium is not required to be paid.

Surrender Charge
A surrender charge is imposed upon full surrender of the Policy within ten years of the policy date or of a policy face amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed.

Surrender charges vary based on the target premium of the Policy, age at issue or adjustment, state of issue and number of policy years since issue or adjustment. The charge applies only during the first ten policy years unless there is a policy face amount increase. A policy face amount increase has its own surrender charge period that begins on the adjustment date. The total surrender charge on the Policy is the sum of the surrender charges for the policy face amount at issue and each policy face amount increase. The surrender charge is not affected by any decrease in policy face amount or any change in policy face amount resulting from a change of death benefit options.

The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.

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The surrender charge compensates us for expenses relating to the sale of the Policy.

Surrender Charge Percentage
The surrender charge during any policy year is equal to the number of target premiums from the table below multiplied by the applicable surrender charge percentage also shown below. See Appendix A for the description of how to calculate Joint Equivalent Age (“JEA”).

Joint Equivalent Age (JEA)
on policy or adjustment date	Number of target premiums
75 or less	1.00
76 through 80	0.90
81 through 85	0.75
86 or greater	0.65

Surrender Charge Percentage Table
Number of years since policy date	The following percentage of
and/or the adjustment date	surrender charge is payable
0 through 5	100.00%
6	95.24
7	85.71
8	71.43
9	52.38
10	28.57
11 and later	00.00

The surrender charge on a face amount increase is calculated by multiplying the increase in target premium due to the face increase by the applicable number of target premiums from the table above. This result is multiplied by the percentage from the Surrender Charge Percentage Table to get the increase in surrender charges for all years.

Monthly Policy Charge
The monthly policy charge is made up of:
· a charge for the cost of insurance;
· a monthly administration charge;
· a mortality and expense risks charge; and
· any charge for an optional insurance benefit provided by rider(s).

On the policy date and each monthly date thereafter, we deduct the charge from your policy value in the divisions and/ or fixed account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:
· the same as allocation percentages for premium payments;
· determined on a prorated basis; or
· determined by any other allocation method which we agree upon.
For each division and/or fixed account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the date we receive the request. If we cannot follow your instructions because of insufficient value in any division and/or the fixed account, the monthly policy charge is deducted on a prorated basis.

Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
(a) is the cost of insurance rate (described below) divided by 1,000; and
(b) is the net amount at risk.

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The net amount at risk is the difference between the death benefit and the policy value. The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by investment performance, policy loans, payment of premiums, fees and charges under the Policy, death benefit option chosen, partial surrenders and face amount adjustments.

Different cost of insurance rates may apply to policy face amount increases. The cost of insurance for the increase is based on each insured’s gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the each insured’s gender*, attained age and risk classification at the time of the increase.
* The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insureds.

Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.

Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.

Monthly Administration Charge
This charge reimburses us for the costs of maintaining the Policy, including accounting and record keeping.
· The current monthly administration charge is $8.00 per month.
· An additional monthly administration charge is imposed in the first ten policy years of $0.08 per $1,000 of face amount. The charge of $0.08 per $1,000 of face amount is increased by $0.005 per $1,000 for each insured that is classified as a smoker.
· An additional monthly administration charge is imposed in the eleven through twenty policy years of $0.04 per
$1,000 of face amount (no additional smoker charge).
· An additional monthly administration charge is imposed after policy year twenty of $0.02 per $1,000 of face amount (no additional smoker charge).

Guaranteed Administration Charges
In all policy years, the guaranteed maximum monthly administration charge is $8.00 per month plus ($.08 per $1,000 of face amount). The charge is increased by $0.005 per $1,000 for each insured that is classified as a smoker.

Mortality and Expense Risks Charge
The charge compensates us for distribution and administrative expenses.

Each month during the first nine policy years, we deduct a mortality and expense risks charge at an annual rate of
0.80% of the value in the divisions. Each month thereafter, we deduct a charge at an annual rate of 0.30% of the value in the divisions.

We reserve the right to increase the annual rate after the ninth policy year but guarantee that the maximum annual rate will not exceed 0.80% of the value of the divisions. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.

Transaction Charge
A transaction fee of the lesser of $25 or 2% of the surrender amount applies to each partial surrender. The fee is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge.

Underlying Mutual Fund Charges
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the underlying mutual fund.

16

GENERAL DESCRIPTION OF THE POLICY

The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a
Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The descriptions that follow are based on provisions of the Policy offered by this prospectus.

Rights Under the Policy
Ownership
Unless changed, the owner(s) is as named in the application. The owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the maturity date, if the Policy is surrendered or if the grace period ends without our receiving the payment required to keep the Policy in force.

If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If all owners die before the Policy terminates, the Policy passes to the estate of the last surviving owner. With our consent, you may specify a different arrangement for contingent ownership.

You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

Beneficiary
If the surviving insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the surviving insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.

Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the beneficiary(ies), are subject to any assignment on file with us.

Policy Limitations
Division Transfers
You may transfer amounts between the divisions and/or the fixed account. You must specify the dollar amount or whole percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up a periodic transfer by:
· sending us a written request;
· calling us if telephone privileges apply (1-800-247-9988); or
· visiting www.principal.com (if internet privileges apply).

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You may not make a transfer to the fixed account if:
· a transfer has been made from the fixed account to a division within six months; or
· immediately after the transfer, the fixed account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers. You may make unscheduled transfers from a division to another division or to the fixed account. The minimum transfer amount is the lesser of $100 or the value of your division.

Scheduled Transfers (Dollar Cost Averaging). You may elect to have automatic transfers made out of one division into one or more of the other divisions and/or the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no transfer fee imposed on scheduled transfers. There is no fee for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.

Example:

	Month	Amount Invested	Share Price	Shares Purchased
	January	$100	$ 25.00	4
	February	$100	$ 20.00	5
	March	$100	$ 20.00	5
	April	$100	$ 10.00	10
	May	$100	$ 15.00	6
	June	$100	$ 20.00	5
	Total	$600	$110.00	35

In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.
· The amount of the transfer is:
· the dollar amount you select (the minimum is the lesser of $100 or the value of the division); or
· a percentage of the division value as of the date you specify (other than the 29th, 30th or 31st).
· You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-
annually, quarterly or monthly). If the selected date is not a business day, the transfer is completed on the next business day.
· The value of the division must be equal to or more than $2,500 when your scheduled transfers begin.
· Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.
· We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers
Transfers from your investment in the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled fixed account transfer in the same policy year. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

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Unscheduled Transfers. You may make one unscheduled fixed account to division(s) transfer within the 30-day period following each policy anniversary.
·	You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the fixed account value as of the most recent policy anniversary).
·	The minimum transfer amount must be at least $100 (or the entire value of your fixed account if less).
·	If your fixed account value is less than $1,000, you may transfer up to 100% of your fixed account.
·	There is no transaction charge imposed on the transfer(s).

Scheduled Transfers. You may make scheduled transfers on a monthly basis from the fixed account to your division(s) without an additional charge as follows:
·	The value of your fixed account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
·	The amount of the transfer is:
· the dollar amount you select (minimum of $50); or
· a percentage of the fixed account value (the maximum amount of the transfer is 2% of the fixed account value as of the specified date) as of the date you specify which may be:
· the later of the policy date or most recent policy anniversary date; or
· the date the Company receives your request.
·	Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
·	If the specified date is not a business day, the transfer is completed on the next business day.

Scheduled transfers continue until your value in the fixed account has a zero balance or we receive your notice to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer.
You may change the amount of the transfer once each policy year by:
·	sending us a written request;
·	calling us if telephone privileges apply (1-800-247-9988); or
·	visiting www.principal.com (if internet privileges apply).
As transfers are made on a monthly basis, a change in the amount of transfer is effective with the scheduled transfer after our receipt of notice of the change.

Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your policy value in the divisions over time.
Example: You may choose to rebalance so that 50% of your policy values are in the Money Market division and
50% in the SmallCap Value I division. At the end of the specified period, market changes may have caused 60% of your value to be in the Money Market division and 40% in the SmallCap Value I division. By rebalancing, units from the Money Market division are sold and the proceeds are used to purchase units in the SmallCap Value I division so that 50% of the policy values are once again invested in each division.

You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:
·	do not begin until the expiration of the examination offer period;
·	are done without charge;
·	may be done on the frequency you specify:
· quarterly APR transfers may be done on a calendar year or policy year basis;
· semiannual or annual APR transfers may only be done on a policy year basis.
·	may be done by:
· calling us (if telephone privileges apply (1-800-247-9988));
· mailing us your written request;
· faxing your request to us; or
· visiting www.principal.com (if internet privileges apply).
·	are made at the end of the next valuation period after we receive your instruction;
·	are not available for values in the fixed account; and
·	are not available if you have scheduled transfers from the same divisions.

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Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from an authorized agent or our home office.
Not all optional insurance benefits are available in all states. Some provisions may vary from state to state.
The cost, if any, of an optional insurance benefit is deducted from your policy value.

Death Benefit Guarantee Rider
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the death benefit guarantee premium requirement. This rider is automatically made a part of the Policy if the premium (planned or paid) is equal to or greater than the annual death benefit guarantee premium requirement. The level of premium (planned or paid)
determines whether the no-lapse guarantee is extended to the insured’s attained age 100. An illustration (available at no charge from your sales representative or our home office) will provide the death benefit guarantee premium requirement applicable to your Policy. The death benefit guarantee premium requirement is described in the section
“Premiums.”

If on any monthly date, the death benefit guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our service office before the expiration of the 61 days (which begins when the notice is mailed), the death benefit guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated. The rider may not be added after the Policy has been issued.

Enhanced Death Benefit Rider
This rider modifies the table of applicable percentages to provide a death benefit equal to or higher than required by the Internal Revenue Service for a Policy to continue to qualify as life insurance (see DEATH BENEFITS AND
POLICY VALUES - Death Benefit Option). The rider must be elected at the time of application or any time prior to
Policy issue. There is no charge for this rider.

Extended Coverage Rider
If at least one of the insureds is living on the policy maturity date, we will continue your policy in force. The new maturity date will be the date of the surviving insured’s death. No additional premium payments are allowed, adjustment options are not available and the death benefit option is changed to option 1. All investment account and fixed account policy values will be transferred to the Money Market division and no further transfers are allowed. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. The rider may be added at any time prior to the maturity date. There is no charge for this rider.

Four Year Term Insurance Rider
This rider provides an additional death benefit to be paid to beneficiaries upon the insured’s death. This rider provides protection for a limited period of time that ends 4 years after the policy date and may not be extended. This rider provides no cash value. The rider must be elected at the time of application or any time prior to Policy issue.
There is a charge for this rider.

Policy Split Option Rider
This rider allows a policy to be split in the event of a divorce or a change in the estate laws. Values are placed into the policies on an attained age basis. The face amount and accumulated values are split equally into two individual policies. This rider is available at issue only. There is a charge for this rider.

Single Life Term Insurance Rider
This rider provides an additional level death benefit to be paid to beneficiaries upon the insured’s death. This rider provides no cash value. The rider must be elected at the time of application or any time prior to Policy issue. There is a charge for this rider.

Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes.
However, we cannot make any guarantee regarding the future tax treatment of any Policy.

We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments. You would be notified of any such action to the extent required by law.

20

Right to Exchange
During the first 24 months after the effective date (except during a grace period), you have the right to make an irrevocable, one-time election to transfer all of your division values to the fixed account. No charge is imposed on this transfer. The accumulated value immediately after the transfer will be the same as immediately before the transfer.
From the exchange date forward, the accumulated value will no longer be affected by the investment performance of the divisions.

Your request must be in writing and be signed by the owner(s). The request must be postmarked or delivered to our home office before the end of the 24-month period. The transfer is effective when we receive your written request.

Suicide
Death proceeds are not paid if either insured dies by suicide, while sane or insane, within two years of the policy date
(or two years from the date of policy face amount increase with respect to such increase). In the event of the suicide of either insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a policy face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. If the suicide occurs at the death of the first insured, this amount will be paid to the owner(s)) of the Policy. If the suicide occurs at the death of the surviving insured, this amount will be paid to the beneficiary(ies).

For Policies issued in New York only the above paragraph is not applicable. The following provision applies only to
Policies issued in New York.
If either insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of face amount increase with respect to such increase), we will issue a single life variable life insurance policy to the survivor without evidence of good health. The face amount of the new policy will be one-half of the face amount of the original policy. We will refund one-half of the premium received for the original policy.

Delay of Payments or Transfers
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:
· trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or
· an emergency exists, as determined by the SEC, as a result of which:
· disposal by a fund of securities owned by it is not reasonably practicable;
· it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
· the SEC permits suspension for the protection of security holders.

If a payment or transfer is delayed and you do not cancel your instructions in writing, the transaction will be priced on the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.

In addition, we reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may defer payment of proceeds payable out of the fixed account for a period of up to six months.

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PREMIUMS

Payment of Premiums
The amount and frequency of your premium payments affects the policy value, the net surrender value and how long the Policy remains in force. Generally, the higher the policy face amount, the higher the no-lapse guarantee premium will be. You must pay premiums to us at our home office, Principal Life Insurance Company, 801 Grand (IDPC),
Des Moines, Iowa 50392. Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk.
Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.

You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account. You may make unscheduled payments and/or establish a payment schedule (we send premium reminder notices if you establish an annual, semiannual or quarterly planned payment schedule). Premium payments may also be made through payroll deduction where permitted by state law and approved by us.

Premiums Affecting Guarantee Provisions
Your initial premium must be at least the no-lapse guarantee premium. After the initial premium, you may determine the amount and timing of subsequent premium payments (with certain restrictions): however, we recommend you continue to pay at least the no-lapse guarantee premium. By meeting the no-lapse guarantee premium requirement, your Policy is guaranteed not to lapse during the first five policy years even if the net surrender value is insufficient to cover the monthly policy charge.

The no-lapse guarantee premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
(a) is the sum of premiums paid;
(b) is the sum of all loan indebtedness, partial surrenders and transaction fees; and
(c) is the sum of the minimum monthly premium (no-lapse guarantee) since the policy date to the most recent monthly date.

If the no-lapse premium requirement is not met and the net surrender value is insufficient to cover the monthly policy charge, the Policy may lapse in the first five policy years.

After the first 60 months from the policy date, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
· your Policy’s net surrender value is at least equal to the monthly policy charge on the current monthly date, or
· the death benefit guarantee rider is in effect.

If the Death Benefit Guarantee rider is made a part of your Policy and you pay at least the death benefit guarantee premium requirement, the death benefit guarantee period will last longer than the five year period provided by the no-
lapse guarantee provision.

Example:
·	If the policy face amount is $250,000 and the insureds are a male with an attained age of 55 and a female with an attained age of 50 both who are preferred non-smokers:
·	No-lapse guarantee premium requirement is $1,449.00. (30% of the Guideline Annual Premium
(100% for policies written in New York))
·	Death benefit guarantee to attained age 100 of the youngest insured premium requirement is
$3,865.00. (80% of the Guideline Annual Premium)

The death benefit guarantee premium requirement is met if ((a) minus (b)) is greater than or equal to (c) where:
(a) is the sum of premiums paid;
(b) is the sum of all loan indebtedness and partial surrenders; and
(c) is the sum of the death benefit guarantee monthly premiums since the policy date to the most recent monthly date.

If the death benefit guarantee premium requirement is not met, the Death Benefit Guarantee Rider will lapse. In the first five policy years, the Policy will still have the no-lapse guarantee as long as the premiums paid are sufficient to meet the no-lapse guarantee premium requirement.

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Both the no-lapse guarantee premium and the death benefit guarantee premium are per $1000 of face amount and vary by issue age, gender* and smoking status. The no-lapse guarantee premium and the death benefit guarantee premium are shown on the current data pages.
* For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the premiums are not based on the gender of the insured.

Premium Limitations
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

Allocation of Premiums
Your initial net premium (and other net premiums we receive prior to the effective date and twenty days after the effective date) is allocated to the Money Market division at the end of the business day we receive the premium.
Twenty-one days after the effective date, the money is reallocated to the divisions and/or fixed account according to your instructions. If the twenty-first day is not a business day, the transfer will occur on the first business day following the twenty-first day from the effective date.
Example: The effective date of your Policy is February 1st. Your net premium is allocated to the Money Market division at the end of the valuation period we receive the premium. At the close of business on
February 21st, the net premium is reallocated to the divisions and/or fixed account that you selected.

Net premium payments received after the twenty-day period are allocated to the divisions and/or fixed account according to your instructions. For each division and fixed account, the allocation percentage must be zero or a whole number. The total of all allocation percentages must equal 100. Incomplete allocation instructions may delay processing. Net premium payments are allocated as of the valuation period in which they are received.

At any time, you may change the percentage allocation for future premium payments by:
· sending a written request to us;
· calling us at 1-800-247-9988 (if telephone privileges apply); or
· visiting www.principal.com (if internet privileges apply).

The allocation changes are effective at the end of the valuation period in which your new instructions are received.

NOTE: We reserve the right to keep the initial premium payment in the Money Market division longer than 20 days to correspond to the examination offer periods of a particular state’s replacement requirements.

Division Valuation
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premium payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the surviving insured’s death.

At the end of any valuation period, your value in a division is:
· the number of units you have in the division
· multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:
· your initial premium payment (less premium expense charges);
· plus subsequent premium payments (less premium expense charges);
· plus transfers from another division or the fixed account
minus units sold:
· for partial surrenders from the division;
· as part of a transfer to another division, the fixed account or the loan account; and
· to pay monthly policy charges and any transaction fees.

23

We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving;
President’s Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:

[{the share price (net asset value) of the underlying mutual fund at the end of the valuation period before that day’s transactions
plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period}
divided by
the share price of the underlying mutual fund at the end of the previous valuation period after that day’s transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase.
Payment of a dividend under these circumstances does not increase the number of units you own in the division.

DEATH BENEFITS AND POLICY VALUES

Death Proceeds
If coverage is in effect and the surviving insured dies before the maturity date, we pay death proceeds. If both insureds die simultaneously, then surviving insured shall mean the younger of the two insureds. No benefit is paid on the death of the first insured to die unless such benefit exists under a rider.

You must notify us of the death of the first insured to die as soon as possible after it occurs. This facilitates the timely payment of death proceeds at the death of the surviving insured and may affect the status of any riders.

You must provide us:
· proof of the death of both insureds;
· Beneficiary’s Statement (Claim Form)*; and
· Trust Agreement (if the beneficiary is a trust).
* If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a fixed benefit payment option. Death proceeds are calculated as of the date of the surviving insured’s death and include:
· the death benefit described below;
· minus loan indebtedness;
· minus any overdue monthly policy charges if the surviving insured died during a grace period;
· plus interest on the death proceeds as required by state law; and
· plus proceeds from any benefit rider(s) on the life of the surviving insured.

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Benefit Instructions
While the surviving insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options of the Policy. If at the surviving insured’s death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. These choices are also available if the Policy matures or is surrendered. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

The fixed benefit payment options include:
· Custom Benefit Arrangement
A customized benefit payment option may be arranged with our approval.
· Life Income
We pay income during a person’s lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions.)
· Joint and Survivor Life Income
We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions.)

If no beneficiary(ies) survive the surviving insured, the death proceeds will be paid to the owner or the owner’s estate unless otherwise specified.

Interest at a rate set by us, but never less than required by state law, will be applied to calculate the above benefit payment options.

Death Benefit Option
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The two death benefit options available are:
· Death Benefit Option 1 - the death benefit equals the greater of:
· the face amount; or
· the amount found by multiplying the policy value by the applicable percentage from the table below.
· Death Benefit Option 2 - the death benefit equals the greater of:
· the face amount plus the policy value; or
· the amount found by multiplying the policy value by the applicable percentage from the table below.

APPLICABLE PERCENTAGES*

(For ages not shown, the applicable percentages decrease by a pro rata portion for each full year.)

Younger insured’s attained age	Percentage
40 and under	250
45	215
50	185
55	150
60	130
65	120
70	115
75 through 90	105
95 and older	101

* We reserve the right, where allowed by law, to change or delete the percentages as required by changes to the Internal Revenue Code.

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Example:	The following assumptions are made to demonstrate the use of the Table.
Death Benefit Option: 1
Face Amount: $250,000
Policy Value: $150,000
Attained Age of Younger Insured: 50
Risk Class: Preferred Non-smoker

Applicable Percentage: 185%
Death Benefit: $150,000 x 185% = $277,500

Change in Death Benefit Option
You may change the death benefit option on or after the second policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval. If the death benefit option change involves a face decrease, you may elect to keep the current face amount, subject to underwriting review and approval.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been increases in the face amount, the decrease of face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase.
Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,000,000	$50,000
after the change	after the change	after the change
$950,000	$1,000,000	$50,000
($1,000,000 - $50,000)	($950,000 + $50,000)

Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the face amount. The amount of the increase is equal to the policy value on the effective date of the change. The face amount increase will be in the same proportion as the policy face amount to the face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease.
Face Amount	Death Benefit	Policy Value
before the change	before the change	before the change
$1,000,000	$1,050,000	$50,000
	($1,000,000 + $50,000)
after the change	after the change	after the change
$1,050,000	$1,050,000	$50,000
($1,000,000 + $50,000)

IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies certain tests under Section 7702 of the
Internal Revenue Code.
· The Policy qualifies if it satisfies a cash value accumulation test or a guideline premium requirement and falls within a cash value corridor.
· If at any time a premium is paid which would result in total premiums exceeding the current maximum premium allowed, we only accept that portion of the premium which would make the total premiums equal the maximum.

Maturity Proceeds
The maturity date is the policy anniversary where either insured’s attained age is 100 and is shown on your current data pages. If either insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the death proceeds are paid. If the Extended
Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

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The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the surviving insured’s death (as explained in GENERAL DESCRIPTION OF THE
POLICY - Optional Insurance Benefits).

Adjustment Options
Increase in policy face amount
You may request an increase at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in policy face amount is $100,000. A policy face amount increase request made in the first 60 policy months will increase the minimum monthly premium for the remainder of the 60 months.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.

We will approve your request if:
· both insureds are alive at the time of your request; and
· the attained age of the older insured is 90 or less and of the younger insured is 85 or less at the time of the request; and
· we receive evidence satisfactory to us that at least one of the insureds is insurable under our underwriting guidelines in place at the time of your request.

The increase in policy face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request.

We calculate an “adjustment conditional receipt premium deposit” (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.

Any payment made with the adjustment application is held in our general account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge is moved to the divisions and/or fixed account. Your current premium allocation percentages are used to make this allocation.

The cost of insurance charge will increase in the event of an increase in a Policy’s face amount. If there is insufficient value to pay the higher charges after an increase in face amount, the Policy will lapse. The entire Policy would be at risk of lapsing, not just the incremental increase in face amount. New surrender charges apply to the increased portion of the policy face amount.

Decrease in policy face amount
On or after the second policy anniversary, you may request a decrease in the policy face amount. No transaction fee is imposed on decreases in the policy face amount. A decrease in face amount lowers the cost of insurance charges but does not reduce surrender charges. A decrease is requested as follows:
· the request must be made on an adjustment application;
· the application must be signed by the owner(s);
· the Policy is not in a grace period;
· monthly policy charges are not being waived under a waiver rider;
· the decrease is at least the minimum amount as determined by our underwriting guidelines in place at the time of your request; and
· the decrease may not reduce the policy face amount below $100,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.

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Policy Values
Your policy value is equal to the sum of the values in your divisions, fixed account and loan account. The policy value:
· increases as premiums are applied and when interest is credited;
· decreases as policy loans, partial surrenders, unpaid loan interest and policy expenses are deducted;
· increases or decreases as the investment experience of your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS

Surrenders
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY -
Delay of Payments).

Full surrender
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the policy date or a policy face amount increase, a surrender charge is imposed. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the surrender value.

Partial surrender
On or after the second policy anniversary and prior to the maturity date, you may surrender a part of the net surrender value. The minimum amount of a partial surrender is $500. Up to two partial surrenders may be made during a policy year. The total of your two partial surrenders during a policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year). The partial surrender may not decrease the face amount to less than $100,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.

Your accumulated value is reduced by the amount of the surrender and transaction fee. We surrender units from the divisions and/or values from the fixed account to equal the dollar amount of the surrender request. The surrender is deducted from your division(s) and/or fixed account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender. You pay a transaction fee on each partial surrender. The fee is the lesser of $25 or two percent of the amount surrendered. It is withdrawn in the same proportion as your monthly policy charge allocation.

If Death Benefit Option 1 is in effect and the death benefit equals the face amount, the face amount is reduced by the amount of the partial surrender and transaction fee. In situations where the death benefit is greater than the face amount, the face amount is reduced by the amount the partial surrender plus transaction fee exceeds the difference between the death benefit and face amount. If the face amount had been increased, any reduction of the face amount is made on a last in, first out basis.

If the Death Benefit Option 2 is in effect, there is no reduction in the face amount upon a partial surrender.

Examination Offer (Free-Look Provision)
Under state law, you have the right to return the Policy for any reason during the examination offer period. If you return the Policy, we will refund your premium in states where required. In states where permitted, we will refund the net policy value plus any fees or charges taken (which may be more or less than premiums paid).

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Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent no later (as determined by the postmark) than the last day of the examination offer period as shown below.

The examination offer period is the later of:
· 10 days after the Policy is delivered to you; or
· such later date as specified by applicable state law.

NOTE: See GENERAL DESCRIPTION OF THE POLICY - Delay of Payments.

LOANS

Policy Loans
While your Policy is in effect (but after the examination offer period) and has a net surrender value, you may borrow money from us with the Policy as the security for the policy loan.
· The maximum amount you may borrow is 90% of the net surrender value as of the date we process the policy loan.
· You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
· Generally, policy loan proceeds are sent within five business days from the date we receive your request (see
GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
· Requests for policy loans from any joint owner are binding on all joint owners.

You are charged interest on your policy loan at the annual rate of 8.00%. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your division(s) and/or fixed account and transferred to the loan account. Withdrawals are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account. In addition, loan indebtedness is subtracted from:
· death proceeds at the death of the surviving insured;
· surrender value upon full surrender or termination of a Policy; and
· maturity proceeds paid.

Policy loans and unpaid loan interest reduce your net surrender value. If the net surrender value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies (see POLICY TERMINATION
AND REINSTATEMENT - Policy Termination (Lapse)).

If the Policy lapses with an outstanding loan balance, there may be tax consequences.

Loan Account
When a policy loan is taken, a loan account is established. An amount equal to the loan is transferred from your division(s) and fixed account to your loan account. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your accounts. There are no restrictions on the accounts from which the loan amount can be transferred. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge. Any loan interest due and unpaid is transferred in the same manner.

Your loan account earns interest from the date of transfer. The loan account interest rate is 6.00% per year during the first ten policy years and 7.75% per year after the tenth policy year. Interest accrues daily and is paid at the end of the policy year.

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Loan Payments
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:
· policy loans may be repaid totally or in part;
· repayments are allocated to the division(s) and fixed account in the proportions used for allocation of premium payments;
· the repayments are allocated as of the valuation period in which we receive the repayment;
· repayments are to be sent to our service office; and
· payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination (Lapse)
If the net surrender value on any monthly date is less than the monthly policy charge, a 61-day grace period begins.
However, during the first 60 policy months, the Policy will not enter a grace period if ((a) minus (b)) is greater than or equal to (c) where:
(a) is the sum of the premiums paid;
(b) is the sum of all existing policy loans, unpaid loan interest and partial surrenders; and
(c) is the sum of the minimum monthly premiums (no-lapse guarantee) since the policy date to the most recent monthly date.

After the first 60 policy months, making premium payments under your planned periodic premium schedule does not guarantee that your Policy will stay in force unless:
· your Policy’s net surrender value is at least equal to the monthly policy charge on the current monthly date; or
· the death benefit guarantee rider is in effect.

Grace Period
If the net surrender value on a monthly date is less than the current monthly charge or the loan indebtedness is greater than the net surrender value (overloan), and neither the no-lapse guarantee provision nor the death benefit guarantee rider is in effect, we will send you a notice of pending lapse and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy lapse. If the grace period begins because of an overloan, the notice will also state a higher, optional premium payment amount that will decrease the loan indebtedness. Loan repayments count toward your grace period payment. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will lapse without value.

NOTE: The state of Florida requires that the net surrender value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

If you are in a grace period, the required payment is equal to [(a) plus (b)] divided by (c) where:
(a)	is the amount by which the surrender charge is more than the policy value on the monthly date at the start of the grace period before the monthly policy charge is deducted;
(b)	is three monthly policy charges; and
(c)	is one minus the maximum premium expense charge percentage (see CHARGES AND DEDUCTIONS -
Premium Expense Charge).

When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period the net surrender value may be overstated.

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The determination of three monthly policy charges is made by taking three times the “failed” monthly deduction that could not be made due to insufficient policy value.

Example with policy loan:
Policy Value: $5,000
Loan Balance: $4,000
Surrender Charge: $500
Net Surrender Value: $500 (minimum of zero or Policy Value minus Loan Balance minus Surrender Charge)
Monthly Policy Charge: $1,000
No-Lapse Guarantee Premium: $1,200
Maximum Premium Expense Charge in the first policy year: 8.45% (5.00% sales charge, 2.20%
state and local taxes, 1.25% federal taxes)
The required premium is $3,277 (0 + (3 X $1,000))/(1 - 0.0845)

Example with no policy loan:
Policy Value: $1,000
Loan Balance: $0
Surrender Charge: $1,500
Net Surrender Value: $0 (minimum of zero or Policy Value minus Loan Balance minus Surrender Charge)
Monthly Policy Charge: $1,000
No-Lapse Guarantee Premium: $1,200
Maximum Premium Expense Charge in the first policy year: 8.45% (5.00% sales charge, 2.20%
state and local taxes, 1.25% federal taxes)
The required premium is $3,823 (500 + (3 X $1,000))/(1 - 0.0845)

The required premium is intended to reimburse us for the monthly policy charges during the grace period, and to provide enough policy value to pay the monthly policy charge on the first monthly date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.

The Policy is in force during a grace period. If we do not receive the required premium, the Policy terminates as of the end of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:
· all monthly policy charges due and unpaid at the death of the insured; and
· any loan indebtedness.

The Policy also terminates:
· when you make a full Policy surrender;
· when death proceeds are paid; and
· on the maturity date.
When the Policy terminates, all of the owners’ Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.

Reinstatement
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:
· prior to the maturity date and while one insured is alive;
· upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
· if you make a payment of a reinstatement premium; and
· if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation.
If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid
(loan interest does not accrue over the period the Policy was terminated).

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We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in the general account without interest. If the reinstatement is approved, they are allocated to your selected division(s) and/or fixed account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions.
The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, is calculated based on the number of years the Policy was in force. The premium expense charge is calculated based on the number of years since the Policy was issued.

TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE: Due to the complexity of these rules and because they are affected by the facts and circumstances each Policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Taxation of Death Proceeds
The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies)
under the Internal Revenue Code (IRC). However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income.

The Pension Protection Act of 2006 limits the tax-free death proceeds for employer-owned insurance to the amount of premiums paid unless certain requirements are satisfied. This legislation pertains to Policies issued August 17,
2006 and later, and Policies issued prior to August 17, 2006 that have had a material increase in the death benefit other material change on or after August 17, 2006. The following requirements must be satisfied in order for the death proceeds of employer-owned life insurance to be tax-free:

1)	Specific written notice must be provided to the insured, and written consent from the insured must be obtained prior to the policy being issued; and

2)	A specific qualifying condition with respect to the insured’s status must be met. Some examples are: the insured must be either (i) an employee of the policy holder at any time during the 12 month period before the insured’s death, or (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the
IRC, at the time the policy was issued.

Taxation of Maturity Proceeds
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

Taxation of Growth in Policy Value
Any increase in policy value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

Taxation of Policy Surrenders and Partial Surrenders
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

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A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior partial surrenders.

If within the first fifteen policy years, you make a partial surrender with a corresponding reduction in the fact amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.

Transfers between the division(s) and/or fixed account are not considered as distributions from the Policy and would not be considered taxable income.

Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.

If the Policy lapses with an outstanding loan balance, there may be tax consequences.

Taxation of Change of Owner
Transfer of ownership may have tax consequences to the owner. The sale of a life insurance policy may have different income tax consequences than the cash surrender of such policy. Please consult with your tax advisor before changing ownership of your life insurance policy.

Taxation of Change of Insured
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is generally the difference between the policy value and the net premiums paid.

Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by
Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified
Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is
· made after the owner attains age 59 ½; or
· attributable to the taxpayer becoming disabled; or
· part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.

Taxation of Exchange or Assignment of Policies
An exchange or assignment of a Policy may have tax consequences. Please consult with your tax advisor before exchanging or assigning your life insurance policy.

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Corporate Alternative Minimum Tax
Ownership of a Policy by certain corporations may affect the owner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation’s basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to “Small Corporations” as defined by Section 55(e) of the
Internal Revenue Code.

Special Considerations for Corporations
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.

Withholding
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of
10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect. Non-resident aliens are subject to 30% withholding (or lower treaty rate) on taxable distributions.

GENERAL PROVISIONS

Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:
· Disrupt the management of the underlying mutual funds by;
· forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
· causing unplanned portfolio turnover;
· Hurt the portfolio performance of the underlying mutual funds; and
· Increase expenses of the underlying mutual fund and separate account due to;
· increased broker-dealer commissions; and
· increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the
Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

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If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
· Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
· Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
· Limiting the number of unscheduled transfer during a Contract year to no more than 12;
· Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within
30 days of the exchange/redemption) by you; and
· Taking such other action as directed by the underlying mutual fund.

The underlying mutual funds have reserved the right to accept or reject, without prior written notice, any transfer requests.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the
Policy.

The minimum policy face amount when the Policy is originally issued is $100,000. We reserve the right to increase or decrease the minimum policy face amount. The increased minimum face amount would apply only to Policies issued after the effective date of the increase.

To issue a Policy, we require that at least one insured be age 85 or younger as of the policy date. Neither insured may be older than age 90 as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:
· furnish satisfactory evidence of insurability of the insured; and
· meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt will be given to you.
The receipt acknowledges the initial payment and details any interim conditional insurance coverage.

Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.

We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met.
Any premium submitted will be returned no later than five business days from the date the application was rejected.

Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

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Policy Date
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month.
Policies that would otherwise be dated on these dates will be dated on the first day of the following month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your policy date is shown on the current data pages.
Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the
Policy.

Upon specific request and our approval, your Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.

Effective Date
The Policy date and the effective date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.

If the proposed insured dies before the effective date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).

Distribution of the Policy
The Company has appointed Princor Financial Services Corporation (“Princor”) (Des Moines, Iowa 50392-0200), a
broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory
Authority and affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first policy year (or the first year following an adjustment) up to the surrender target premium. In addition, a commission of up to 3.0% of premium above the surrender target premium received in the first policy year (or first year following an adjustment)
may be paid. After the first year, following the policy date (or adjustment date), commissions range from 0% to 4.0%
of premiums received. Expense allowances may be paid to agents and brokers based on premiums received. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The
12b-1 fees for the underlying mutual funds are shown in the prospectuses of each underlying mutual fund.

Applications for the Policies are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the
Company under applicable state insurance law and must be licensed to sell variable insurance products. The
Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.

Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial
Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts
(“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the
Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options.
You may ask your sales representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

Service Arrangements and Compensation
The Company and/or Princor have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy owners’ instructions. Because the Company and
Princor receive such fees, they may be subject to competing interests in making these funds available as investment

36

options under the Policy. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.

Statement of Values
You receive an annual statement at the end of each policy year. The statement will show:
·	current death benefit;
·	current policy value and surrender value;
·	all premiums paid since the last statement;
·	all charges since the last statement;
·	any loan indebtedness;
·	any partial surrenders since the last statement;
·	the number of units and unit value;
·	total value of each of your divisions and the fixed account;
·	designated beneficiary(ies); and
·	all riders included in the Policy.

You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988.

We also send you the reports required by the Investment Company Act of 1940 (as amended).

Services Available via the Internet and Telephone
If you elect internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:
·	change in allocations of future premium payments;
·	change in allocation of the monthly policy charge;
·	change to your APR instructions;
·	change to your scheduled transfer instructions;
·	unscheduled transfers; and
·	policy loan (not available via the internet) (loan proceeds are mailed to the owner’s address of record).

If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

Your instructions:
·	may be given by calling us at 1-800-247-9988 24 hours per day, seven days per week. Counselors are available for assistance between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;
·	may be given by accessing us at www.principal.com (for security purposes, you need a password to use any of the internet services, including viewing your Policy information on-line. If you don’t have a password, you can obtain one at www.principal.com);
·	must be received by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day you call;
·	are effective the next business day if not received until after the close of the NYSE; and
·	from one joint owner are binding on all joint owners.

Direct Dial
You may receive information about your Policy from our Direct Dial system 24 hours per day, seven days per week.
The Direct Dial number is 1-800-247-9988. Through this automated system, you can:
·	obtain information about unit values and policy values;
·	initiate certain changes to your Policy; and
·	change your password.
Instructions from one joint owner are binding on all joint owners. If the Policy is owned by a trust, an authorized individual (with the proper password) may use these services and provide us with instructions.

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Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner’s address of record. The procedures for internet and Direct Dial include requesting the same personal identification information as well as your password, logging all internet and Direct Dial activity and sending written transaction confirmations to the owner’s address of record.

Misstatement of Age or Gender
If the age or, where applicable, gender of an insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.

Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the
Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any policy face amount increase has its own two-year contestability period that begins on the effective date of the adjustment.
In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the
consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional
Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the
Separate Account.

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TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

American Century VP Income & Growth Division

Invests in:	American Century VP Income & Growth Fund - Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth by investing in common stocks. Income is a secondary objective.

American Century VP Inflation Protection Division

Invests in:	American Century VP Inflation Protection Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	pursues long-term total return using a strategy that seeks to protect against
U.S. inflation.

American Century VP Mid Cap Value Division

Invests in:	American Century VP Mid Cap Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

American Century VP Ultra Division

Invests in:	American Century VP Ultra Fund - Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth.

American Century VP Value Division

Invests in:	American Century VP Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth. Income is a secondary objective.

Calvert SRI Equity Division

Invests in:	Calvert VP Sustainable and Responsible Investment Equity Portfolio
Investment Advisor:	Atlanta Capital Management Company, LLC through a sub-advisory agreement with Calvert Investment Management, Inc.
Investment Objective:	seeks growth in capital through investment in stocks of issuers in industries believed to offer opportunities for potential capital appreciation and which meet the portfolio's investment criteria including financial, sustainability and social responsibility factors.

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Delaware Small Cap Value Division

Invests in:	Delaware VIP Small Cap Value Series - Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks capital appreciation.

Delaware Smid Cap Growth Division

Invests in:	Delaware VIP Smid Cap Growth Series – Service Class
Investment Advisor:	Delaware Management Company
Investment Objective:	seeks long-term capital appreciation.

DWS Dreman Small Mid Cap Value Division

Invests in:	DWS Dreman Small Mid Cap Value VIP – Class B
Investment Advisor:	Dreman Value Management, L.L.C. through a sub-advisory agreement with
Deutsche Investment Management Americas Inc.
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Contrafund Division

Invests in:	Fidelity VIP Contrafund® Portfolio - Initial Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Equity-Income Division

Invests in:	Fidelity VIP Equity-Income Portfolio - Initial Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity VIP Growth Division

Invests in:	Fidelity VIP Growth Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks to achieve capital appreciation.

Fidelity VIP High Income Division

Invests in:	Fidelity VIP High Income Portfolio - Initial Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks a high level of current income, while also considering growth of capital.

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Franklin Small Cap Value Securities Division

Invests in:	Franklin Templeton VIP Trust – Franklin Small Cap Values Securities Fund –
Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	seeks long-term total return.

Invesco Capital Appreciation Division

Invests in:	Invesco V.I. Capital Appreciation Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Capital Development Division

Invests in:	Invesco V.I. Capital Development Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Core Equity Division

Invests in:	Invesco V.I. Core Equity Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Dynamics Division (merged into the Invesco Capital Development Division effective April
2011)

Invests in:	Invesco V.I. Dynamics Fund - Series I Shares (merged into the Invesco V.I.
Capital Development Fund – Series I Shares effective April 2011)
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Global Health Care Division

Invests in:	Invesco V.I. Global Health Care Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Mid Cap Core Equity Division

Invests in:	Invesco V.I. Mid Cap Core Equity Fund - Series II Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

41

Invesco Small Cap Equity Division

Invests in:	Invesco V.I. Small Cap Equity Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Invesco Technology Division

Invests in:	Invesco V.I. Technology Fund - Series I Shares
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	seeks long-term growth of capital.

Janus Aspen Enterprise Division

Invests in:	Janus Aspen Series Enterprise Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital.

MFS VIT New Discovery Division

Invests in:	MFS® VIT New Discovery Series – Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	seeks capital appreciation.

Asset Allocation Division

Invests in:	Principal Variable Contracts Funds Asset Allocation Account - Class 1
Investment Advisor:	Morgan Stanley Investment Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to generate a total investment return consistent with the preservation of capital.

Balanced Division
Invests in:	Principal Variable Contracts Funds Balanced Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks to generate a total return consisting of current income and capital appreciation.

Bond & Mortgage Securities Division

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account -
Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks to provide current income.

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Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Equity Income Division

Invests in:	Principal Variable Contracts Funds Equity Income Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide a relatively high level of current income and long-term growth of income and capital.

Government & High Quality Bond Division

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account -
Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide a high level of current income consistent with safety and liquidity.

International Emerging Markets Division

Invests in:	Principal Variable Contracts Funds International Emerging Markets Account -
Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Blend II Division

Invests in:	Principal Variable Contracts Funds LargeCap Blend Account II - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. and ClearBridge Advisors, LLC through sub-
advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth Division

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class 1
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks long-term growth of capital.

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LargeCap Growth I Division

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I - Class 1
Investment Advisor:	T. Rowe Price Associates, Inc. and Brown Investment Advisory Incorporated
through sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap S&P 500 Index Division

Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Value Division

Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Value III Division (merged into the Equity Income Division effective April 2011)

Invests in:	Principal Variable Contracts Funds LargeCap Value Account III - Class 1
(merged into the Principal Variable Contracts Funds Equity Income Account –
Class 1 effective April 2011)
Investment Advisor:	AllianceBernstein, L.P. and Westwood Management Corp. through sub-
advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Blend Division

Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

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Principal LifeTime 2010 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2020 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2030 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2040 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime 2050 Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income.

Principal LifeTime Strategic Income Division

Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income
Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks current income, and as a secondary objective, capital appreciation.

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Real Estate Securities Division

Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class 1
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks to generate a total return.

SAM Balanced Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios -
Balanced Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

SAM Conservative Balanced Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios -
Conservative Balanced Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative
Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

SAM Conservative Growth Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios -
Conservative Growth Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation. In general, relative to the other
Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

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SAM Flexible Income Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios -
Flexible Income Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other
Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

SAM Strategic Growth Portfolio Division

Invests in:	Principal Variable Contracts Funds Strategic Asset Management Portfolios -
Strategic Growth Portfolio - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation. In general, relative to the other
Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Short-Term Income Division

Invests in:	Principal Variable Contracts Funds Short-Term Income Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

SmallCap Blend Division

Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

SmallCap Growth II Division

Invests in:	Principal Variable Contracts Funds SmallCap Growth Account II - Class 1
Investment Advisor:	Emerald Advisors, Inc. and Essex Investment Management Company, LLC
through sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

47

SmallCap Value I Division

Invests in:	Principal Variable Contracts Funds SmallCap Value Account I - Class 1
Investment Advisor:	J.P. Morgan Investment Management, Inc., and Mellon Capital Management
Corporation through sub-advisory agreements with Principal Management
Corporation
Investment Objective:	seeks long-term growth of capital.

Putnam VT Voyager Division

Invests in:	Putnam VT Voyager Fund - Class IB
Investment Advisor:	Putnam Investment Management, LLC
Investment Objective:	seeks capital appreciation.

Templeton Global Bond Securities Division

Invests in:	Franklin Templeton VIP Trust – Templeton Global Bond Securities Fund –
Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration.

Van Eck Global Hard Assets Division

Invests in:	Van Eck VIP Trust – Van Eck VIP Global Hard Assets Fund – Class S Shares
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Wells Fargo Advantage VT Index Asset Allocation Division

Invests in:	Wells Fargo Advantage VT Index Asset Allocation Fund – Class 2
Investment Advisor:	Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
Investment Objective:	seeks long-term total return, consisting of capital appreciation and current income.

Wells Fargo Advantage VT Intrinsic Value Division

Invests in:	Wells Fargo Advantage VT Intrinsic Value Fund – Class 2
Investment Advisor:	Metropolitan West Capital Management, Inc. through a sub-advisory agreement with
Wells Fargo Funds Management, LLC
Investment Objective:	seeks long-term capital appreciation.

48

Wells Fargo Advantage VT Omega Growth Division

Invests in:	Wells Fargo Advantage VT Omega Growth Fund – Class 2
Investment Advisor:	Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
Investment Objective:	seeks long-term capital appreciation.

49

APPENDIX A - TARGET PREMIUMS

The target premiums for the Policy are based on the joint equivalent age (JEA) of the insureds. The JEA takes into account the gender*, age, smoking status and risk classification of each insured. The calculation is as follows:

1)	Start with the unadjusted individual ages of insured #1 and insured #2. Call this (X1) and (X2) respectively.

2)	Take each individual age and adjust for gender.
	·	if Male the gender adjustment is 0
	·	if Female the gender adjustment is minus 5
	·	if Unisex rating is used, the gender adjustment is minus 2

3)	Take resulting individual ages from step 2 and adjust for smokers if applicable.
	·	if Male Smoker the smoker adjustment is plus 3
	·	if Female Smoker the smoker adjustment is plus 2
	·	if Unisex Smoker the smoker adjustment is plus 3

4)	Take resulting individual ages from step 3 and adjust for substandard table ratings, if any. The use of substandard table ratings are determined as part of the underwriting process and are based on less than standard mortality risk.
	·	if table A rating then add 2
	·	if table B rating then add 4
	·	if table C rating then add 6
	·	if table D rating then add 8
	·	if table E rating then add 10
	·	if table F rating then add 12
	·	if table G rating then add 14
	·	if table H rating then add 15
	·	if rating is higher than table H then add 16.

5)	The result of step 4 is the adjusted individual ages of insured #1 and insured #2. Call this (X1A) and (X2A)
respectively.

6)	If (X1A) is greater than 100 then set (X1A) equal to 100.

7)	If (X2A) is greater than 100 then set (X2A) equal to 100.

8)	Take the difference between (X1A) and (X2A). Call this (XDIFF).

50

9) Look up (XDIFF) on the table below to find out what to add on to youngest adjusted age.

	XDIFF		ADD ON
0			0
1	to	2	1
3	to	4	2
5	to	6	3
7	to	9	4
10	to	12	5
13	to	15	6
16	to	18	7
19	to	23	8
24	to	28	9
29	to	34	10
35	to	39	11
40	to	44	12
45	to	47	13
48	to	50	14
51	to	53	15
54	to	56	16
57	to	60	17
61	to	64	18
65	to	69	19
70	to	75	20
76	to	85	21

10) The JEA (Joint Equivalent Age) is equal to the Minimum of (X1A) and (X2A) plus ADD ON from the table above.

Example: Male Nonsmoker age 45 table rating A, Female Smoker age 57.
1)	(X1) = 45 and (X2) = 57
2)	(X1) = 45 + 0 = 45; and (X2) = 57 - 5 = 52
3)	(X1) = 45 + 0 = 45; and (X2) = 52 + 2 = 54
4)	(X1) = 45 + 2 = 47; and (X2) = 54 + 0 = 54
5)	(XIA) = 47; (X2A) = 54
6)	(XIA) is not greater than 100
7)	(X2A) is not greater than 100
8)	(XDIFF) = (X2A) - (X1A) = 54 - 47 = 7
9)	ADD ON = 4
10) JEA = minimum of (XIA) and (X2A) + ADD ON = 47 + 4 = 51

51

SVUL Target Premium Rates per $1000 of Face

JEA	Target	JEA	Target
<20	2.78	61	21.67
20	2.78	62	22.98
21	2.87	63	24.23
22	2.95	64	25.41
23	3.03	65	26.52
24	3.13	66	27.56
25	3.22	67	28.56
26	3.32	68	29.53
27	3.41	69	30.45
28	3.52	70	31.36
29	3.62	71	32.27
30	3.73	72	33.17
31	3.84	73	34.08
32	3.96	74	35.02
33	4.07	75	35.97
34	4.24	76	36.95
35	4.42	77	37.95
36	4.60	78	38.94
37	4.79	79	39.96
38	4.99	80	40.99
39	5.20	81	42.00
40	5.41	82	42.00
41	5.64	83	42.00
42	5.87	84	42.00
43	6.11	85	42.00
44	6.51	86	42.00
45	6.93	87	42.00
46	7.38	88	42.00
47	7.86	89	42.00
48	8.38	90	42.00
49	8.93	>90	42.00
50	9.50
51	10.12
52	10.78
53	11.49
54	12.54
55	13.68
56	14.92
57	16.22
58	17.58
59	18.94
60	20.32
* The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.

52

ADDITIONAL INFORMATION

Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2011, and which is part of this prospectus.

Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal Survivorship Flexible Premium Variable Universal Life, Principal Financial
Group, P.O. Box 9296, Des Moines, Iowa 50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the
Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the Policy are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the
Commission, Room 1580, 100 F Street NE, Washington, D.C. 20549.

Principal Survivorship Flexible Premium Variable Universal Life
Investment Company Act File No. 333-71521

53

PART B

STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE
UNIVERSAL LIFE

dated May 1, 2011

The Statement of Additional Information provides information about the Survivorship Flexible Premium Variable
Universal Life Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance
Company Variable Life Separate Account.

This Statement of Additional Information is not a prospectus but does provide information that supplements the
Policy’s Prospectus dated May 1, 2011. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:

Principal Survivorship Flexible Premium Variable Universal Life
Principal Financial Group
Des Moines, Iowa 50306-9296
Telephone:1-800-247-9988

2

GENERAL INFORMATION AND HISTORY

The Company

Principal Life Insurance Company (the “Company”) is the issuer of the Survivorship Flexible Premium Variable Universal Life Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

Principal Life Insurance Company Variable Life Separate Account

The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa, 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.

UNDERWRITERS

The principal underwriter of the Policy is Princor Financial Services Corporation (“Princor”) which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 650 8th Street, Des Moines, IA 50392-0200. Princor was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the Financial Industry Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so.

The Policy’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Policy. For the last three fiscal years Princor has received and retained the following commissions:

2010	2009	2008
received/retained	received/retained	received/retained
$65,553/$0	$107,122/$0	$305,161/$0

UNDERWRITING PROCEDURES

Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age last birthday, with distinction for the gender and smoking status.

3

PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.

The Policy was not offered prior to July 1, 1999. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division’s “yield” and “effective yield”. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2010, the 7-day annualized and effective yields were 0.00% and 0.00%, respectively.

In addition, the Separate Account advertises the “yield” for certain other divisions. The “yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Policy, however, Policies which are fully surrendered within the first ten policy years (or within ten years of a face amount increase) are subject to a surrender charge.

The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, mortality and expense risks charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on the age of the insureds, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy’s value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy’s performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

4

Following are the hypothetical average annual total returns for the periods ended December 31, 2010 assuming the
Policy had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

		One	Five	Ten	Since
Division	Effective Date	Year	Years	Years	Inception
American Century VP Income & Growth	October 31, 1997	14.15%	0.63%	1.55%
American Century VP Inflation Protection	December 31, 2002	5.10%	4.86%		4.64%
American Century VP Mid Cap Value	October 29, 2004	18.98%	6.46%		8.77%
American Century VP Ultra	May 1, 2001	16.08%	1.35%		1.11%
American Century VP Value	May 1, 1996	13.04%	2.13%	5.36%
Asset Allocation	June 1, 1994	9.10%	4.19%	3.67%
Balanced	December 18, 1987	13.62%	2.23%	2.33%
Bond & Mortgage Securities	December 18, 1987	11.65%	3.91%	4.88%
Calvert VP Sustainable & Responsible Investment Equity	April 30, 2002	17.26%	4.12%		4.34%
Delaware Small Cap Value	May 1, 2000	31.34%	5.46%	9.91%
Diversified International	May 2, 1994	13.68%	3.08%	3.90%
Equity Income	April 28, 1998	16.18%	2.75%	6.33%
Fidelity VIP Contrafund®	January 3, 1995	17.22%	3.74%	5.18%
Fidelity VIP Equity-Income	November 3, 1986	15.15%	0.97%	2.46%
Fidelity VIP Growth	October 31, 1986	23.86%	2.43%	-0.72%
Fidelity VIP High Income	October 1, 1985	13.82%	7.04%	6.28%
Government & High Quality Bond	May 6, 1993	5.85%	5.60%	5.27%
International Emerging Markets	October 24, 2000	19.21%	12.35%	15.36%
Invesco VI Capital Appreciation	May 5, 1993	15.49%	-0.86%	-1.79%
Invesco VI Capital Development	May 1, 1998	18.78%	2.96%	3.66%
Invesco VI Core Equity	May 2, 1994	9.56%	4.38%	1.43%
Invesco VI Global Health Care	May 22, 1997	5.29%	2.47%	1.04%
Invesco VI Small Cap Equity	August 29, 2003	28.54%	5.42%		7.97%
Invesco VI Technology	May 21, 1997	21.30%	4.74%	-5.57%	3.58%
Janus Aspen Enterprise	September 13, 1993	25.52%	7.02%	1.04%
LargeCap Blend II	May 1, 2002	13.25%	2.60%		3.74%
LargeCap Growth	May 2, 1994	18.38%	2.97%	-0.53%
LargeCap Growth I	June 1, 1994	19.61%	4.57%	1.32%
LargeCap S&P 500 Index	May 3, 1999	14.67%	2.06%	1.11%
LargeCap Value	May 13, 1970	14.08%	0.61%	2.11%
MidCap Blend	December 18, 1987	24.10%	6.52%	7.48%
Money Market	March 18, 1983	0.00%	2.44%	2.18%
Principal LifeTime 2010	August 30, 2004	13.94%	2.79%		4.54%
Principal LifeTime 2020	August 30, 2004	15.05%	3.13%		5.18%
Principal LifeTime 2030	August 30, 2004	15.40%	2.73%		4.87%
Principal LifeTime 2040	August 30, 2004	15.81%	2.62%		5.03%
Principal LifeTime 2050	August 30, 2004	16.21%	2.55%		5.01%
Principal LifeTime Strategic Income	August 30, 2004	11.24%	2.55%		3.99%
Putnam VT Voyager	February 1, 1988	20.80%	6.76%	0.92%
Real Estate Securities	May 1, 1998	25.70%	4.12%	11.99%
SAM Balanced Portfolio	June 3, 1997	13.61%	4.54%	5.03%
SAM Conservative Balanced Portfolio	April 23, 1998	11.84%	5.09%	5.45%
SAM Conservative Growth Portfolio	June 3, 1997	15.21%	3.51%	4.07%
SAM Flexible Income Portfolio	September 9, 1997	10.51%	5.33%	5.64%
SAM Strategic Growth Portfolio	June 3, 1997	16.40%	2.84%	3.32%
Short-Term Income	January 12, 1994	4.20%	4.46%	4.60%
SmallCap Blend	May 1, 1998	24.26%	1.93%	3.71%
SmallCap Growth II	May 1, 1998	26.93%	2.40%	-3.28%
SmallCap Value I	May 1, 1998	26.06%	1.40%	7.41%
Wells Fargo Advantage VT Index Asset Allocation	April 15, 1994	13.29%	2.27%	2.43%

5

		One	Five	Ten	Since
Division	Effective Date	Year	Years	Years	Inception
Wells Fargo Advantage VT Intrinsic Value	May 6, 1996	13.84%	0.59%	1.51%
Wells Fargo Advantage VT Omega Growth	March 6, 1997	15.81%	7.35%	3.43%

FINANCIAL STATEMENTS

6

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Variable Life Separate Account
(“Separate Account”), comprised of the divisions described in Note 1, as of December
31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of the Separate Account.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the
Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the fund companies or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life
Insurance Company Variable Life Separate Account at December 31, 2010, and the
results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP
Des Moines, Iowa
April 21, 2011

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2010

	AllianceBernstein	AllianceBernstein
	Global Thematic	International
	Growth	Growth
	Class A	Class A
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 36,100	$ 357,913

Liabilities	–	–
Net assets	$ 36,100	$ 357,913

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ –	$ –
Benefit Variable Universal Life II	1,870	36,632
Executive Variable Universal Life	–	–
Executive Variable Universal Life II	34,230	321,281
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 36,100	$ 357,913

Investments in shares of mutual funds, at cost	$ 32,478	$ 327,907
Shares of mutual fund owned	1,854	19,431
Accumulation units outstanding:
Benefit Variable Universal Life	–	–
Benefit Variable Universal Life II	160	3,935
Executive Variable Universal Life	–	–
Executive Variable Universal Life II	2,923	34,510
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ –	$ –
Benefit Variable Universal Life II	11.71	9.31
Executive Variable Universal Life	–	–
Executive Variable Universal Life II	11.71	9.31
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

			American	American	American
AllianceBernstein	AllianceBernstein	AllianceBernstein	Century VP	Century VP	Century VP	American
International	Small Cap	Small/Mid Cap	Income &	Income &	Inflation	Century VP
Value	Growth	Value	Growth	Growth	Protection	International
Class A	Class A	Class A	Class I	Class II	Class II	Class II
Division	Division	Division	Division	Division	Division	Division

$ 261,142	$ 141,615	$ 256,133	$ 2,967,240	$ 2,166,827	$ 362,965	$ 432,322

–	–	–	–	–	–	–
$ 261,142	$ 141,615	$ 256,133	$ 2,967,240	$ 2,166,827	$ 362,965	$ 432,322

$ –	$ –	$ –	$ –	$ 77,534	$ –	$ 49,122
14,811	13,773	2,927	–	2,215	–	–
59,148	–	–	–	753,457	–	383,036
49,055	25,343	171,428	–	985	–	164
–	–	–	14,920	–	–	–
–	–	–	1,940,930	–	69,908	–
–	–	–	216,191	–	507	–
–	–	–	795,199	–	7,780	–
–	–	–	–	550,963	59,256	–
–	–	–	–	674,601	36,306	–
138,128	102,499	81,778	–	107,072	189,208	–
$ 261,142	$ 141,615	$ 256,133	$ 2,967,240	$ 2,166,827	$ 362,965	$ 432,322

$ 246,871	$ 101,704	$ 225,168	$ 3,075,393	$ 2,080,482	$ 366,013	$ 358,356
17,526	8,656	15,111	490,453	358,153	32,729	50,564

–	–	–	–	6,149	–	3,123
2,225	1,295	251	–	176	–	–
8,887	–	–	–	59,754	–	24,350
7,370	2,383	14,720	–	78	–	10
–	–	–	1,395	–	–	–
–	–	–	168,858	–	6,813	–
–	–	–	18,808	–	49	–
–	–	–	69,181	–	758	–
–	–	–	–	43,695	5,775	–
–	–	–	–	53,500	3,539	–
20,753	9,636	7,022	–	8,492	18,441	–

$ 6.66	$ –	$ –	$ –	$ 12.61	$ –	$ 15.73
6.66	10.64	11.65	–	12.61	–	15.73
6.66	–	–	–	12.61	–	15.73
6.66	10.64	11.65	–	12.61	–	15.73
–	–	–	10.69	–	10.21	–
–	–	–	11.49	–	10.26	–
–	–	–	11.49	–	10.26	–
–	–	–	11.49	–	10.26	–
–	–	–	–	12.61	10.26	–
–	–	–	–	12.61	10.26	–
6.66	10.64	11.65	–	12.61	10.26	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	American
	Century VP	American
	MidCap Value	Century VP
	Class II	Ultra® Class I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 6,550,572	$ 1,611,974

Liabilities	–	–
Net assets	$ 6,550,572	$ 1,611,974

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 313,717	$ –
Benefit Variable Universal Life II	82,637	–
Executive Variable Universal Life	5,441,869	–
Executive Variable Universal Life II	506,299	–
Flexible Variable Life	–	13,068
PrinFlex Life®	52,633	792,047
Survivorship Flexible Premium Variable Universal Life	–	188,157
Variable Universal Life Accumulator	22,014	618,702
Variable Universal Life Accumulator II	89,109	–
Variable Universal Life Income	9,879	–
Variable Universal Life Income II	32,415	–
Total net assets	$ 6,550,572	$ 1,611,974

Investments in shares of mutual funds, at cost	$ 5,457,504	$ 1,441,143
Shares of mutual fund owned	463,265	171,852
Accumulation units outstanding:
Benefit Variable Universal Life	22,400	–
Benefit Variable Universal Life II	5,900	–
Executive Variable Universal Life	388,553	–
Executive Variable Universal Life II	36,150	–
Flexible Variable Life	–	1,309
PrinFlex Life®	3,758	73,841
Survivorship Flexible Premium Variable Universal Life	–	17,541
Variable Universal Life Accumulator	1,572	57,678
Variable Universal Life Accumulator II	6,362	–
Variable Universal Life Income	705	–
Variable Universal Life Income II	2,314	–

Accumulation unit value:
Benefit Variable Universal Life	$ 14.01	$ –
Benefit Variable Universal Life II	14.01	–
Executive Variable Universal Life	14.01	–
Executive Variable Universal Life II	14.01	–
Flexible Variable Life	13.94	9.98
PrinFlex Life®	14.01	10.73
Survivorship Flexible Premium Variable Universal Life	14.01	10.73
Variable Universal Life Accumulator	14.01	10.73
Variable Universal Life Accumulator II	14.01	–
Variable Universal Life Income	14.01	–
Variable Universal Life Income II	14.01	–

See accompanying notes.

						Calvert VP
						EAFE
American	American	American			Bond &	International
Century VP	Century VP	Century VP	Asset		Mortgage	Index
Ultra® Class II	Value Class II	VistaSM Class II	Allocation	Balanced	Securities	Class F
Division	Division	Division	Division	Division	Division	Division

$ 2,560,042	$ 12,344,470	$ 356,385	$ 13,902,025	$ 13,898,191	$ 50,326,204	$ 211,062

–	–	–	–	–	–	–
$ 2,560,042	$ 12,344,470	$ 356,385	$ 13,902,025	$ 13,898,191	$ 50,326,204	$ 211,062

$ 189,108	$ 1,020,011	$ 115,881	$ –	$ –	$ 2,939,767	$ –
–	22,693	534	–	–	73,227	21,673
1,229,147	3,594,753	212,490	–	–	16,516,573	–
–	1,416,407	–	–	–	139,051	189,389
–	12,730	–	105,066	2,185,625	1,827,471	–
–	1,932,363	–	10,097,705	8,398,123	13,752,811	–
–	624,773	–	890,188	591,084	1,527,496	–
–	725,744	–	1,073,795	1,014,823	3,269,259	–
818,217	1,659,837	–	1,188,760	1,093,297	6,047,281	–
323,570	1,013,658	–	546,511	615,239	3,761,078	–
–	321,501	27,480	–	–	472,190	–
$ 2,560,042	$ 12,344,470	$ 356,385	$ 13,902,025	$ 13,898,191	$ 50,326,204	$ 211,062

$ 2,290,839	$ 12,352,656	$ 287,366	$ 13,546,651	$ 13,863,444	$ 51,132,643	$ 203,336
275,867	2,106,565	21,999	1,128,411	1,020,425	4,743,280	2,745

15,975	70,245	9,731	–	–	146,574	–
–	1,563	45	–	–	3,651	2,446
103,831	247,561	17,844	–	–	823,499	–
–	97,544	–	–	–	6,933	21,371
–	935	–	7,855	62,446	49,277	–
–	133,077	–	461,651	502,870	685,702	–
–	43,027	–	55,018	47,133	87,463	–
–	49,981	–	49,114	60,766	163,003	–
69,118	114,310	–	54,345	65,465	301,511	–
27,333	69,808	–	24,985	36,839	187,523	–
–	22,141	2,308	–	–	23,543	–

$ 11.84	$ 14.52	$ 11.91	$ –	$ –	$ 20.06	$ –
–	14.52	11.91	–	–	20.06	8.86
11.84	14.52	11.91	–	–	20.06	–
–	14.52	11.91	–	–	20.06	8.86
–	13.61	–	13.38	35.00	37.09	–
–	14.52	–	21.87	16.70	20.06	–
–	14.52	–	16.18	12.54	17.46	–
–	14.52	–	21.87	16.70	20.06	–
11.84	14.52	–	21.87	16.70	20.06	–
11.84	14.52	–	21.87	16.70	20.06	–
–	14.52	11.91	–	–	20.06	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

		Calvert VP
		Russell 2000
		Small Cap
	Calvert VP	Index
	Income	Class F
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 253,789	$ 4,763,438

Liabilities	–	–
Net assets	$ 253,789	$ 4,763,438

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ –	$ 247,698
Benefit Variable Universal Life II	4,197	37,310
Executive Variable Universal Life	–	2,826,007
Executive Variable Universal Life II	56,773	944,805
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	167,048
Variable Universal Life Income	–	313,822
Variable Universal Life Income II	192,819	226,748
Total net assets	$ 253,789	$ 4,763,438

Investments in shares of mutual funds, at cost	$ 257,092	$ 3,784,479
Shares of mutual fund owned	16,042	75,359
Accumulation units outstanding:
Benefit Variable Universal Life	–	20,646
Benefit Variable Universal Life II	361	3,110
Executive Variable Universal Life	–	235,547
Executive Variable Universal Life II	4,886	78,749
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	13,923
Variable Universal Life Income	–	26,157
Variable Universal Life Income II	16,593	18,900

Accumulation unit value:
Benefit Variable Universal Life	$ –	$ 12.00
Benefit Variable Universal Life II	11.62	12.00
Executive Variable Universal Life	–	12.00
Executive Variable Universal Life II	11.62	12.00
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	12.00
Variable Universal Life Income	–	12.00
Variable Universal Life Income II	11.62	12.00

See accompanying notes.

	Calvert VP				The
Calvert VP	Sustainable and				Dreyfus
S&P	Responsible	Delaware VIP			Socially
MidCap 400	Investment	Small Cap		Dreyfus IP	Responsible	Dreyfus VIF
Index	Equity	Value	Diversified	Core Value	Growth	Appreciation
Class F	Initial Shares	Service Shares	International	Service Shares	Service Shares	Service Shares
Division	Division	Division	Division	Division	Division	Division

$ 414,358	$ 47,859	$ 2,112,638	$ 135,348,876	$ 500,759	$ 156,427	$ 1,083,264

–	–	–	–	–	–	–
$ 414,358	$ 47,859	$ 2,112,638	$ 135,348,876	$ 500,759	$ 156,427	$ 1,083,264

$ –	$ –	$ 41,230	$ 5,006,284	$ 54,365	$ 48,197	$ 242,273
–	–	336	103,702	–	–	19,993
–	–	1,448,555	35,018,237	444,799	108,230	785,283
–	–	59,106	1,941,382	1,595	–	35,715
–	3,745	–	172,865	–	–	–
–	21,162	142,118	46,217,773	–	–	–
–	–	–	3,718,953	–	–	–
–	–	111,223	17,636,546	–	–	–
106,586	19,449	175,736	12,926,545	–	–	–
163,277	3,395	74,842	11,646,841	–	–	–
144,495	108	59,492	959,748	–	–	–
$ 414,358	$ 47,859	$ 2,112,638	$ 135,348,876	$ 500,759	$ 156,427	$ 1,083,264

$ 336,842	$ 42,907	$ 1,912,497	$ 135,237,157	$ 483,012	$ 130,077	$ 921,674
6,005	2,473	66,248	10,793,371	38,168	5,265	30,748

–	–	3,310	245,369	4,329	4,016	18,155
–	–	27	5,082	–	–	1,498
–	–	116,284	1,716,139	35,416	9,019	58,846
–	–	4,745	95,142	127	–	2,676
–	318	–	11,254	–	–	–
–	1,787	11,409	2,265,000	–	–	–
–	–	–	239,169	–	–	–
–	–	8,929	864,315	–	–	–
9,773	1,642	14,107	633,531	–	–	–
14,970	287	6,008	570,778	–	–	–
13,248	9	4,776	47,035	–	–	–

$ –	$ –	$ 12.46	$ 20.41	$ 12.56	$ 12.00	$ 13.34
–	–	12.46	20.41	12.56	12.00	13.34
–	–	12.46	20.41	12.56	12.00	13.34
–	–	12.46	20.41	12.56	12.00	13.34
–	11.79	12.40	15.36	–	–	–
–	11.84	12.46	20.41	–	–	–
–	11.84	12.46	15.55	–	–	–
–	11.84	12.46	20.41	–	–	–
10.91	11.84	12.46	20.41	–	–	–
10.91	11.84	12.46	20.41	–	–	–
10.91	11.84	12.46	20.41	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

Dreyfus VIF
	Opportunistic	Dreyfus VIF
	Small Cap	Quality Bond
	Service Shares	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 3,593,603	$ 2,192,933

Liabilities	–	–
Net assets	$ 3,593,603	$ 2,192,933

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 265,913	$ 249,003
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	421,382	1,943,930
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	1,648,644	–
Variable Universal Life Income	1,257,664	–
Variable Universal Life Income II	–	–
Total net assets	$ 3,593,603	$ 2,192,933

Investments in shares of mutual funds, at cost	$ 3,520,620	$ 2,113,324
Shares of mutual fund owned	118,954	190,524
Accumulation units outstanding:
Benefit Variable Universal Life	24,146	16,686
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	38,260	130,415
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	149,702	–
Variable Universal Life Income	114,199	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 11.01	$ 14.91
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	11.01	14.91
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	11.01	–
Variable Universal Life Income	11.01	–
Variable Universal Life Income II	–	–

See accompanying notes.

			Fidelity VIP	Fidelity VIP		Fidelity VIP
DWS Dreman		Fidelity VIP	Equity-Income	Growth	Fidelity VIP	High Income
Small Mid Cap	Equity	Equity-Income	Service	Service	High Income	Service
Value Class B	Income	Initial Class	Class 2	Class 2	Initial Class	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 1,754,277	$ 8,050,200	$ 20,641,028	$ 17,255,231	$ 10,088,878	$ 5,765,090	$ 16,327,670

–	–	–	–	–	–	–
$ 1,754,277	$ 8,050,200	$ 20,641,028	$ 17,255,231	$ 10,088,878	$ 5,765,090	$ 16,327,670

$ 150,161	$ –	$ –	$ 1,459,199	$ 1,076,425	$ –	$ 1,952,252
47,387	–	–	18,260	–	–	22,260
611,027	–	–	7,704,619	3,721,965	–	11,723,555
875,042	–	–	76,167	–	–	721,107
–	42,708	105,338	–	12,157	20,310	–
–	4,420,377	16,886,958	–	1,409,310	4,676,023	–
–	425,565	1,431,669	–	233,658	662,880	–
–	521,866	2,217,063	–	873,198	405,877	–
–	1,555,129	–	4,555,330	1,428,660	–	1,004,807
–	1,084,555	–	3,137,939	1,333,505	–	564,106
70,660	–	–	303,717	–	–	339,583
$ 1,754,277	$ 8,050,200	$ 20,641,028	$ 17,255,231	$ 10,088,878	$ 5,765,090	$ 16,327,670

$ 1,467,047	$ 8,487,210	$ 23,440,962	$ 17,095,834	$ 8,161,339	$ 5,675,255	$ 15,316,671
143,793	543,932	1,085,228	920,279	274,752	1,035,025	2,995,903

12,670	–	–	114,194	89,239	–	96,156
3,998	–	–	1,429	–	–	1,096
51,555	–	–	602,983	308,563	–	577,433
73,831	–	–	5,961	–	–	35,517
–	4,547	9,208	–	1,075	1,164	–
–	456,774	839,626	–	116,836	275,325	–
–	43,972	106,549	–	19,371	46,230	–
–	53,905	110,231	–	72,387	23,899	–
–	160,692	–	356,515	118,441	–	49,491
–	112,068	–	245,603	110,552	–	27,785
5,962	–	–	23,770	–	–	16,726

$ 11.85	$ –	$ –	$ 12.78	$ 12.06	$ –	$ 20.30
11.85	–	–	12.78	–	–	20.30
11.85	–	–	12.78	12.06	–	20.30
11.85	–	–	12.78	–	–	20.30
–	9.39	11.44	–	11.31	17.44	–
–	9.68	20.11	–	12.06	16.98	–
–	9.68	13.44	–	12.06	14.34	–
–	9.68	20.11	–	12.06	16.98	–
–	9.68	–	12.78	12.06	–	20.30
–	9.68	–	12.78	12.06	–	20.30
11.85	–	–	12.78	–	–	20.30

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	Fidelity VIP
	Asset Manager	Fidelity VIP
	Service	Contrafund
	Class 2	Initial Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,715,405	$ 59,169,193

Liabilities	–	–
Net assets	$ 1,715,405	$ 59,169,193

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 726,055	$ –
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	989,350	–
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	241,576
PrinFlex Life®	–	51,408,751
Survivorship Flexible Premium Variable Universal Life	–	3,319,628
Variable Universal Life Accumulator	–	4,199,238
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 1,715,405	$ 59,169,193

Investments in shares of mutual funds, at cost	$ 1,461,480	$ 60,887,935
Shares of mutual fund owned	119,958	2,477,772
Accumulation units outstanding:
Benefit Variable Universal Life	47,195	–
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	64,309	–
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	14,667
PrinFlex Life®	–	1,697,402
Survivorship Flexible Premium Variable Universal Life	–	188,842
Variable Universal Life Accumulator	–	138,650
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 15.38	$ –
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	15.38	–
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	16.47
PrinFlex Life®	–	30.29
Survivorship Flexible Premium Variable Universal Life	–	17.58
Variable Universal Life Accumulator	–	30.29
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

			Franklin		Franklin	Franklin
Fidelity VIP	Fidelity VIP	Franklin	Mutual	Franklin	Rising	Small Cap
Contrafund	Mid Cap	Income	Global Discovery	Mutual	Dividends	Value
Service	Service	Securities	Securities	Shares	Securities	Securities
Class 2	Class 2	Class 2	Class 2	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 63,573,759	$ 38,926,802	$ 12,875,481	$ 15,973,086	$ 9,644,139	$ 4,230,491	$ 11,792,536

–	–	–	–	–	–	–
$ 63,573,759	$ 38,926,802	$ 12,875,481	$ 15,973,086	$ 9,644,139	$ 4,230,491	$ 11,792,536

$ 6,296,711	$ 5,816,446	$ 2,980,131	$ 2,202,551	$ 1,576,483	$ 867,814	$ 1,300,648
284,151	261,900	31,155	95,808	43,148	22,265	58,974
41,268,239	23,443,737	9,702,037	11,470,491	7,003,293	2,780,337	9,833,027
2,889,447	2,426,587	162,158	1,937,565	1,021,215	436,144	599,887
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
6,003,996	2,687,083	–	–	–	–	–
5,701,581	3,527,283	–	–	–	–	–
1,129,634	763,766	–	266,671	–	123,931	–
$ 63,573,759	$ 38,926,802	$ 12,875,481	$ 15,973,086	$ 9,644,139	$ 4,230,491	$ 11,792,536

$ 60,619,537	$ 32,370,901	$ 12,396,460	$ 14,581,178	$ 8,691,159	$ 3,575,011	$ 8,869,358
2,706,418	1,211,541	868,791	768,306	604,648	224,787	725,695

357,261	238,000	156,553	108,912	110,552	60,112	71,987
16,122	17,192	1,637	4,737	3,026	1,542	3,264
2,341,468	959,279	509,667	567,185	491,110	192,589	544,219
163,941	159,290	8,518	95,806	71,613	30,211	33,201
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
340,655	109,951	–	–	–	–	–
323,495	144,330	–	–	–	–	–
64,093	31,252	–	13,186	–	8,584	–

$ 17.62	$ 24.44	$ 19.04	$ 20.22	$ 14.26	$ 14.44	$ 18.07
17.62	15.23	19.04	20.22	14.26	14.44	18.07
17.62	24.44	19.04	20.22	14.26	14.44	18.07
17.62	15.23	19.04	20.22	14.26	14.44	18.07
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
17.62	24.44	–	–	–	–	–
17.62	24.44	–	–	–	–	–
17.62	24.44	–	20.22	–	14.44	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	Franklin	Franklin
	Strategic Income	U.S. Government
	Securities	Fund
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 6,075,891	$ 163,020

Liabilities	–	–
Net assets	$ 6,075,891	$ 163,020

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 200,138	$ 14,427
Benefit Variable Universal Life II	82,283	–
Executive Variable Universal Life	3,367,192	104,073
Executive Variable Universal Life II	2,426,278	44,520
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 6,075,891	$ 163,020

Investments in shares of mutual funds, at cost	$ 5,843,546	$ 162,798
Shares of mutual fund owned	477,664	12,435
Accumulation units outstanding:
Benefit Variable Universal Life	16,153	1,386
Benefit Variable Universal Life II	6,641	–
Executive Variable Universal Life	271,769	10,000
Executive Variable Universal Life II	195,827	4,278
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 12.39	$ 10.41
Benefit Variable Universal Life II	12.39	10.41
Executive Variable Universal Life	12.39	10.41
Executive Variable Universal Life II	12.39	10.41
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

Goldman Sachs
VIT Structured	Government		Invesco V.I.	Invesco V.I.
Small Cap	& High	International	Capital	Capital	Invesco V.I.	Invesco V.I.
Equity Service	Quality	Emerging	Appreciation	Appreciation	Core Equity	Core Equity
Class I	Bond	Markets	Series I	Series II	Series I	Series II
Division	Division	Division	Division	Division	Division	Division

$ 966,831	$ 42,410,378	$ 37,268,337	$ 2,434,639	$ 629,478	$ 9,284,334	$ 7,487,698

–	–	–	–	–	–	–
$ 966,831	$ 42,410,378	$ 37,268,337	$ 2,434,639	$ 629,478	$ 9,284,334	$ 7,487,698

$ 55,587	$ 2,764,745	$ 638,612	$ 144,237	$ –	$ 606,026	$ –
–	52,902	251,305	–	3,664	–	13,043
911,244	14,144,178	7,434,682	1,098,758	–	4,110,488	–
–	884,643	1,666,962	–	2,027	–	1,724,747
–	206,717	346,394	–	–	34,067	–
–	11,112,778	9,344,962	699,545	–	2,710,796	–
–	1,835,664	1,051,394	191,405	–	518,206	–
–	3,921,584	2,955,833	300,694	–	1,304,751	–
–	3,497,683	5,555,970	–	395,721	–	2,941,572
–	3,364,732	6,567,874	–	170,192	–	2,604,158
–	624,752	1,454,349	–	57,874	–	204,178
$ 966,831	$ 42,410,378	$ 37,268,337	$ 2,434,639	$ 629,478	$ 9,284,334	$ 7,487,698

$ 761,629	$ 43,443,335	$ 33,388,423	$ 2,220,406	$ 612,701	$ 8,201,669	$ 6,901,194
84,661	4,121,514	2,128,403	104,491	27,464	343,483	279,183

5,446	242,707	16,893	16,077	–	48,394	–
–	4,644	6,648	–	413	–	720
89,283	1,241,668	196,672	122,472	–	328,239	–
–	77,658	44,097	–	229	–	95,265
–	18,436	9,776	–	–	2,924	–
–	975,536	247,204	77,975	–	216,469	–
–	161,145	27,813	21,335	–	41,381	–
–	344,261	78,192	33,517	–	104,191	–
–	307,049	146,973	–	44,626	–	162,470
–	295,368	173,742	–	19,193	–	143,844
–	54,987	38,472	–	6,526	–	11,278

$ 10.21	$ 11.39	$ 37.80	$ 8.97	$ –	$ 12.52	$ –
–	11.39	37.80	–	8.87	–	18.10
10.21	11.39	37.80	8.97	–	12.52	–
–	11.39	37.80	–	8.87	–	18.10
–	11.21	35.43	8.66	–	11.65	–
–	11.39	37.80	8.97	–	12.52	–
–	11.39	37.80	8.97	–	12.52	–
–	11.39	37.80	8.97	–	12.52	–
–	11.39	37.80	–	8.87	–	18.10
–	11.39	37.80	–	8.87	–	18.10
–	11.39	37.80	–	8.87	–	18.10

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

		Invesco V.I.
	Invesco V.I.	Global
	Dynamics	Health Care
	Series I	Series I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 2,454,862	$ 7,507,084

Liabilities	–	–
Net assets	$ 2,454,862	$ 7,507,084

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 154,602	$ 547,320
Benefit Variable Universal Life II	12,984	7,072
Executive Variable Universal Life	1,542,221	2,229,320
Executive Variable Universal Life II	47,276	56,959
Flexible Variable Life	4,047	8,333
PrinFlex Life®	534,836	1,888,064
Survivorship Flexible Premium Variable Universal Life	32,319	430,637
Variable Universal Life Accumulator	126,577	786,051
Variable Universal Life Accumulator II	–	1,025,832
Variable Universal Life Income	–	433,086
Variable Universal Life Income II	–	94,410
Total net assets	$ 2,454,862	$ 7,507,084

Investments in shares of mutual funds, at cost	$ 1,889,537	$ 7,146,766
Shares of mutual fund owned	139,323	449,257
Accumulation units outstanding:
Benefit Variable Universal Life	13,670	43,307
Benefit Variable Universal Life II	1,148	560
Executive Variable Universal Life	136,367	176,404
Executive Variable Universal Life II	4,180	4,507
Flexible Variable Life	385	709
PrinFlex Life®	47,291	149,401
Survivorship Flexible Premium Variable Universal Life	2,858	34,076
Variable Universal Life Accumulator	11,193	62,200
Variable Universal Life Accumulator II	–	81,173
Variable Universal Life Income	–	34,270
Variable Universal Life Income II	–	7,471

Accumulation unit value:
Benefit Variable Universal Life	$ 11.31	$ 12.64
Benefit Variable Universal Life II	11.31	12.64
Executive Variable Universal Life	11.31	12.64
Executive Variable Universal Life II	11.31	12.64
Flexible Variable Life	10.52	11.76
PrinFlex Life®	11.31	12.64
Survivorship Flexible Premium Variable Universal Life	11.31	12.64
Variable Universal Life Accumulator	11.31	12.64
Variable Universal Life Accumulator II	–	12.64
Variable Universal Life Income	–	12.64
Variable Universal Life Income II	–	12.64

See accompanying notes.

Invesco V.I.	Invesco V.I.	Invesco V.I.		Janus	Janus	Janus
International	Mid Cap	Small Cap	Invesco V.I.	Aspen	Aspen	Aspen
Growth	Core Equity	Equity	Technology	Balanced	Enterprise	Flexible Bond
Series I	Series II	Series I	Series I	Service Shares	Service Shares	Service Shares
Division	Division	Division	Division	Division	Division	Division

$ 8,944,848	$ 763,452	$ 7,329,650	$ 3,797,538	$ 3,992,466	$ 9,719,922	$ 35,625,754

–	–	–	–	–	–	–
$ 8,944,848	$ 763,452	$ 7,329,650	$ 3,797,538	$ 3,992,466	$ 9,719,922	$ 35,625,754

$ 1,215,162	$ 30,461	$ 718,389	$ 274,660	$ 172,408	$ 192,976	$ 2,674,641
74,297	–	30,423	–	59,487	46,527	167,893
6,821,793	732,991	4,880,384	2,101,449	2,839,596	5,103,668	25,484,527
833,596	–	312,766	–	920,975	368,340	7,298,693
–	–	7,000	38,202	–	20,762	–
–	–	1,057,962	970,671	–	2,845,145	–
–	–	55,884	93,051	–	152,017	–
–	–	266,842	319,505	–	990,487	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
$ 8,944,848	$ 763,452	$ 7,329,650	$ 3,797,538	$ 3,992,466	$ 9,719,922	$ 35,625,754

$ 7,698,286	$ 580,809	$ 5,679,516	$ 2,934,826	$ 3,728,447	$ 7,253,896	$ 35,064,769
311,776	62,170	443,415	237,346	135,706	258,991	2,629,207

59,213	2,350	68,267	37,027	10,112	13,894	153,116
3,620	–	2,763	–	3,489	3,350	9,611
332,417	56,543	463,776	283,303	166,555	367,449	1,458,923
40,620	–	28,409	–	54,019	26,519	417,830
–	–	684	5,536	–	1,607	–
–	–	100,536	130,858	–	204,842	–
–	–	5,311	12,544	–	10,945	–
–	–	25,368	43,075	–	71,313	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–

$ 20.52	$ 12.96	$ 10.52	$ 7.42	$ 17.05	$ 13.89	$ 17.47
20.52	–	11.01	–	17.05	13.89	17.47
20.52	12.96	10.52	7.42	17.05	13.89	17.47
20.52	–	11.01	–	17.05	13.89	17.47
–	–	10.24	6.90	–	12.92	–
–	–	10.52	7.42	–	13.89	–
–	–	10.52	7.42	–	13.89	–
–	–	10.52	7.42	–	13.89	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	Janus	Janus
	Aspen	Aspen
	Forty	Overseas
	Service Shares	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 2,592,254	$ 10,130,917

Liabilities	–	–
Net assets	$ 2,592,254	$ 10,130,917

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ –	$ 1,567,623
Benefit Variable Universal Life II	67,926	–
Executive Variable Universal Life	–	8,563,294
Executive Variable Universal Life II	2,283,585	–
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	240,743	–
Total net assets	$ 2,592,254	$ 10,130,917

Investments in shares of mutual funds, at cost	$ 2,418,493	$ 8,068,865
Shares of mutual fund owned	73,560	180,780
Accumulation units outstanding:
Benefit Variable Universal Life	–	47,784
Benefit Variable Universal Life II	7,471	–
Executive Variable Universal Life	–	261,024
Executive Variable Universal Life II	251,158	–
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	26,478	–

Accumulation unit value:
Benefit Variable Universal Life	$ –	$ 32.81
Benefit Variable Universal Life II	9.09	–
Executive Variable Universal Life	–	32.81
Executive Variable Universal Life II	9.09	–
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	9.09	–

See accompanying notes.

Janus
Aspen	JPMorgan	JPMorgan
Worldwide	Core Bond	Small Cap Core	LargeCap	LargeCap	LargeCap	LargeCap
Service Shares	Class 1	Class 1	Blend II	Growth	Growth I	S&P 500 Index
Division	Division	Division	Division	Division	Division	Division

$ 765,642	$ 1,960,225	$ 3,617,011	$ 13,015,673	$ 26,865,096	$ 95,218,460	$ 23,839,624

–	–	–	–	–	–	–
$ 765,642	$ 1,960,225	$ 3,617,011	$ 13,015,673	$ 26,865,096	$ 95,218,460	$ 23,839,624

$ 329,242	$ 476,474	$ 817,362	$ 618,149	$ 427,681	$ 1,186,409	$ –
1,192	–	–	22,249	20,689	61,483	103,788
417,737	1,483,751	2,799,649	1,789,284	5,752,489	6,987,055	–
17,471	–	–	215,808	805,742	2,321,130	2,486,534
–	–	–	43,175	42,451	96,457	63,452
–	–	–	2,289,258	16,435,877	53,655,322	12,337,682
–	–	–	227,671	1,048,373	2,857,180	1,356,080
–	–	–	1,123,474	559,810	19,704,783	1,729,113
–	–	–	3,948,366	878,006	4,202,514	3,392,536
–	–	–	2,602,513	893,978	3,384,706	1,844,489
–	–	–	135,726	–	761,421	525,950
$ 765,642	$ 1,960,225	$ 3,617,011	$ 13,015,673	$ 26,865,096	$ 95,218,460	$ 23,839,624

$ 624,779	$ 1,898,854	$ 2,644,601	$ 14,967,211	$ 24,595,959	$ 77,729,808	$ 22,128,294
25,693	169,863	241,941	1,897,328	1,776,792	4,455,707	2,675,603

27,401	41,039	48,154	45,679	29,281	57,324	–
99	–	–	1,644	1,416	2,971	9,309
34,765	127,797	164,940	132,222	393,848	337,589	–
1,454	–	–	15,947	55,166	112,153	223,033
–	–	–	3,404	4,203	8,589	5,996
–	–	–	169,169	1,125,292	2,592,528	1,106,646
–	–	–	16,824	112,708	229,586	121,140
–	–	–	83,022	38,328	952,084	155,095
–	–	–	291,770	60,113	203,046	304,298
–	–	–	192,316	61,207	163,539	165,444
–	–	–	10,030	–	36,791	47,176

$ 12.02	$ 11.61	$ 16.97	$ 13.53	$ 14.61	$ 20.70	$ –
12.02	–	–	13.53	14.61	20.70	11.15
12.02	11.61	16.97	13.53	14.61	20.70	–
12.02	–	–	13.53	14.61	20.70	11.15
–	–	–	12.68	10.10	11.23	10.58
–	–	–	13.53	14.61	20.70	11.15
–	–	–	13.53	9.30	12.44	11.19
–	–	–	13.53	14.61	20.70	11.15
–	–	–	13.53	14.61	20.70	11.15
–	–	–	13.53	14.61	20.70	11.15
–	–	–	13.53	–	20.70	11.15

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	LargeCap	LargeCap
	Value	Value III
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 49,269,930	$ 14,762,461

Liabilities	–	–
Net assets	$ 49,269,930	$ 14,762,461

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 154,925	$ 1,034,346
Benefit Variable Universal Life II	841	22,916
Executive Variable Universal Life	3,032,048	2,986,745
Executive Variable Universal Life II	69,574	110,800
Flexible Variable Life	3,717,763	44,344
PrinFlex Life®	19,970,872	2,144,647
Survivorship Flexible Premium Variable Universal Life	1,334,958	404,256
Variable Universal Life Accumulator	17,543,310	1,339,066
Variable Universal Life Accumulator II	1,649,071	3,694,620
Variable Universal Life Income	1,318,269	2,895,895
Variable Universal Life Income II	478,299	84,826
Total net assets	$ 49,269,930	$ 14,762,461

Investments in shares of mutual funds, at cost	$ 59,270,963	$ 16,051,354
Shares of mutual fund owned	2,059,780	1,537,756
Accumulation units outstanding:
Benefit Variable Universal Life	9,041	86,172
Benefit Variable Universal Life II	49	1,909
Executive Variable Universal Life	176,937	248,827
Executive Variable Universal Life II	4,060	9,231
Flexible Variable Life	89,021	3,941
PrinFlex Life®	1,165,411	178,673
Survivorship Flexible Premium Variable Universal Life	115,379	33,679
Variable Universal Life Accumulator	1,023,752	111,560
Variable Universal Life Accumulator II	96,232	307,801
Variable Universal Life Income	76,929	241,259
Variable Universal Life Income II	27,911	7,067

Accumulation unit value:
Benefit Variable Universal Life	$ 17.14	$ 12.00
Benefit Variable Universal Life II	17.14	12.00
Executive Variable Universal Life	17.14	12.00
Executive Variable Universal Life II	17.14	12.00
Flexible Variable Life	41.76	11.25
PrinFlex Life®	17.14	12.00
Survivorship Flexible Premium Variable Universal Life	11.57	12.00
Variable Universal Life Accumulator	17.14	12.00
Variable Universal Life Accumulator II	17.14	12.00
Variable Universal Life Income	17.14	12.00
Variable Universal Life Income II	17.14	12.00

See accompanying notes.

		MFS® VIT		MFS® VIT
MFS® VIT	MFS® VIT	MidCap	MFS® VIT	Research	MFS® VIT	MFS® VIT
Global Equity	Growth	Growth	New Discovery	International	Total Return	Utilities
Class	Class	Class	Class	Class	Class	Class
Division	Division	Division	Division	Division	Division	Division

$ 614,672	$ 3,842,028	$ 523,144	$ 6,803,279	$ 1,254,803	$ 507,505	$ 420,930

–	–	–	–	–	–	–
$ 614,672	$ 3,842,028	$ 523,144	$ 6,803,279	$ 1,254,803	$ 507,505	$ 420,930

$ 30,451	$ 737,892	$ 162,660	$ 964,370	$ 224,738	$ –	$ –
12,558	13,882	–	29,330	39,746	1,652	15,272
568,861	2,548,173	360,484	4,087,057	553,350	–	–
2,802	542,081	–	406,908	436,969	505,853	84,007
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	637,181	–	–	–
–	–	–	568,414	–	–	–
–	–	–	110,019	–	–	321,651
$ 614,672	$ 3,842,028	$ 523,144	$ 6,803,279	$ 1,254,803	$ 507,505	$ 420,930

$ 466,197	$ 3,269,729	$ 440,583	$ 5,237,443	$ 1,130,678	$ 482,529	$ 370,124
45,974	158,304	89,579	383,499	101,604	27,462	16,871

2,255	48,021	14,313	55,204	25,618	–	–
930	903	–	1,679	4,531	157	1,598
42,124	165,831	31,720	233,961	63,075	–	–
208	35,278	–	23,293	49,810	48,079	8,788
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	36,475	–	–	–
–	–	–	32,539	–	–	–
–	–	–	6,298	–	–	33,649

$ 13.50	$ 15.37	$ 11.36	$ 17.47	$ 8.77	$ –	$ –
13.50	15.37	–	17.47	8.77	10.52	9.56
13.50	15.37	11.36	17.47	8.77	–	–
13.50	15.37	–	17.47	8.77	10.52	9.56
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	–	–	–	–
–	–	–	17.47	–	–	–
–	–	–	17.47	–	–	–
–	–	–	17.47	–	–	9.56

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	MFS® VIT
	Value	MidCap
	Class	Blend
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 13,703,432	$ 120,446,914

Liabilities	–	–
Net assets	$ 13,703,432	$ 120,446,914

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 927,567	$ 3,401,933
Benefit Variable Universal Life II	171,275	110,218
Executive Variable Universal Life	11,901,005	18,279,742
Executive Variable Universal Life II	703,585	1,067,209
Flexible Variable Life	–	12,191,471
PrinFlex Life®	–	51,004,024
Survivorship Flexible Premium Variable Universal Life	–	3,996,978
Variable Universal Life Accumulator	–	8,037,223
Variable Universal Life Accumulator II	–	11,736,409
Variable Universal Life Income	–	9,173,502
Variable Universal Life Income II	–	1,448,205
Total net assets	$ 13,703,432	$ 120,446,914

Investments in shares of mutual funds, at cost	$ 11,795,156	$ 107,256,235
Shares of mutual fund owned	1,068,077	3,183,899
Accumulation units outstanding:
Benefit Variable Universal Life	61,871	102,343
Benefit Variable Universal Life II	11,424	3,316
Executive Variable Universal Life	793,827	549,926
Executive Variable Universal Life II	46,931	32,105
Flexible Variable Life	–	125,622
PrinFlex Life®	–	1,534,400
Survivorship Flexible Premium Variable Universal Life	–	151,845
Variable Universal Life Accumulator	–	241,775
Variable Universal Life Accumulator II	–	353,061
Variable Universal Life Income	–	275,975
Variable Universal Life Income II	–	43,567

Accumulation unit value:
Benefit Variable Universal Life	$ 14.99	$ 33.24
Benefit Variable Universal Life II	14.99	33.24
Executive Variable Universal Life	14.99	33.24
Executive Variable Universal Life II	14.99	33.24
Flexible Variable Life	–	100.00
PrinFlex Life®	–	33.24
Survivorship Flexible Premium Variable Universal Life	–	26.32
Variable Universal Life Accumulator	–	33.24
Variable Universal Life Accumulator II	–	33.24
Variable Universal Life Income	–	33.24
Variable Universal Life Income II	–	33.24

See accompanying notes.

	Neuberger	Neuberger	Neuberger	Oppenheimer	PIMCO	PIMCO
	Berman AMT	Berman AMT	Berman AMT	Main Street	High Yield	Real Return
Money	Guardian	Partners	Small-Cap Growth	Small Cap	Administrative	Administrative
Market	I Class	I Class	S Class	Service Shares	Class	Class
Division	Division	Division	Division	Division	Division	Division

$ 192,623,781	$ 1,391,191	$ 4,540,453	$ 309,013	$ 268,714	$ 559,113	$ 1,383,840

–	–	–	–	–	–	–
$ 192,623,781	$ 1,391,191	$ 4,540,453	$ 309,013	$ 268,714	$ 559,113	$ 1,383,840

$ 10,601,429	$ 40,027	$ 371,332	$ 43,748	$ 70,554	$ 32,234	$ 107,226
387,381	17,355	1,143	–	9,353	46,607	8,545
114,052,824	1,305,902	3,982,521	265,265	29,577	58,042	917,993
26,430,518	27,907	37,792	–	31,132	422,230	350,076
503,407	–	–	–	–	–	–
19,498,336	–	–	–	–	–	–
2,695,558	–	–	–	–	–	–
3,586,577	–	–	–	–	–	–
6,571,789	–	–	–	–	–	–
5,241,502	–	–	–	–	–	–
3,054,460	–	147,665	–	128,098	–	–
$ 192,623,781	$ 1,391,191	$ 4,540,453	$ 309,013	$ 268,714	$ 559,113	$ 1,383,840

$ 192,623,765	$ 1,057,955	$ 3,609,414	$ 250,841	$ 232,136	$ 553,989	$ 1,375,761
192,623,781	73,453	402,880	25,205	15,355	72,144	105,315

697,475	2,756	34,599	4,686	5,989	2,736	10,033
25,486	1,195	107	–	794	3,956	800
7,503,609	89,912	371,073	28,413	2,511	4,927	85,894
1,738,881	1,921	3,521	–	2,643	35,837	32,754
24,328	–	–	–	–	–	–
1,282,808	–	–	–	–	–	–
200,572	–	–	–	–	–	–
235,963	–	–	–	–	–	–
432,362	–	–	–	–	–	–
344,842	–	–	–	–	–	–
200,964	–	13,759	–	10,873	–	–

$ 15.20	$ 14.52	$ 10.73	$ 9.34	$ 11.78	$ 11.78	$ 10.69
15.20	14.52	10.73	9.34	11.78	11.78	10.69
15.20	14.52	10.73	9.34	11.78	11.78	10.69
15.20	14.52	10.73	9.34	11.78	11.78	10.69
20.68	–	–	–	–	–	–
15.20	–	–	–	–	–	–
13.44	–	–	–	–	–	–
15.20	–	–	–	–	–	–
15.20	–	–	–	–	–	–
15.20	–	–	–	–	–	–
15.20	–	10.73	–	11.78	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	PIMCO	PIMCO
	Short-Term	Total Return
	Administrative	Administrative
	Class	Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 615,622	$ 6,047,288

Liabilities	–	–
Net assets	$ 615,622	$ 6,047,288

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 9,489	$ 424,459
Benefit Variable Universal Life II	19,229	54,253
Executive Variable Universal Life	218,034	3,976,691
Executive Variable Universal Life II	368,870	1,591,885
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 615,622	$ 6,047,288

Investments in shares of mutual funds, at cost	$ 616,520	$ 6,148,637
Shares of mutual fund owned	60,474	545,784
Accumulation units outstanding:
Benefit Variable Universal Life	929	39,428
Benefit Variable Universal Life II	1,882	5,039
Executive Variable Universal Life	21,343	369,395
Executive Variable Universal Life II	36,109	147,866
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 10.22	$ 10.77
Benefit Variable Universal Life II	10.22	10.77
Executive Variable Universal Life	10.22	10.77
Executive Variable Universal Life II	10.22	10.77
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

Principal						Putnam VT
LifeTime	Principal	Principal	Principal	Principal	Principal	Growth &
Strategic	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Income
Income	2010	2020	2030	2040	2050	Class IB
Division	Division	Division	Division	Division	Division	Division

$ 4,110,030	$ 7,786,980	$ 24,764,211	$ 19,441,254	$ 10,368,859	$ 7,292,553	$ 239,245

–	–	–	–	–	–	–
$ 4,110,030	$ 7,786,980	$ 24,764,211	$ 19,441,254	$ 10,368,859	$ 7,292,553	$ 239,245

$ 68,210	$ 397,631	$ 2,684,377	$ 1,327,332	$ 917,638	$ 1,134,264	$ 235,050
9,757	14,392	274,090	72,740	54,127	138,823	–
3,171,761	5,999,266	15,458,491	9,789,085	1,628,886	1,082,557	4,195
83,948	357,493	2,267,861	821,710	893,254	326,388	–
–	–	–	–	–	–	–
113,364	53,066	262,162	80,299	83,593	29,309	–
11,641	–	–	–	–	–	–
53,341	17,971	6,558	–	–	2,507	–
242,687	473,146	853,975	1,502,886	1,156,738	995,333	–
342,114	438,524	2,747,856	5,038,081	5,291,659	3,332,513	–
13,207	35,491	208,841	809,121	342,964	250,859	–
$ 4,110,030	$ 7,786,980	$ 24,764,211	$ 19,441,254	$ 10,368,859	$ 7,292,553	$ 239,245

$ 3,846,536	$ 7,038,719	$ 21,485,468	$ 17,403,975	$ 9,915,906	$ 6,845,368	$ 174,996
402,156	742,324	2,247,206	1,753,044	916,787	648,804	14,741

5,323	30,003	194,861	98,214	67,250	83,209	19,695
761	1,086	19,896	5,382	3,967	10,184	–
247,529	452,674	1,122,149	724,320	119,374	79,415	351
6,552	26,975	164,625	60,801	65,463	23,943	–
–	–	–	–	–	–	–
8,847	4,004	19,030	5,942	6,126	2,150	–
909	–	–	–	–	–	–
4,163	1,356	476	–	–	184	–
18,940	35,701	62,015	111,200	84,772	73,019	–
26,700	33,089	199,468	372,766	387,803	244,471	–
1,031	2,678	15,160	59,869	25,134	18,403	–

$ 12.81	$ 13.25	$ 13.78	$ 13.51	$ 13.65	$ 13.63	$ 11.93
12.81	13.25	13.78	13.51	13.65	13.63	–
12.81	13.25	13.78	13.51	13.65	13.63	11.93
12.81	13.25	13.78	13.51	13.65	13.63	–
13.98	15.63	16.35	16.66	17.02	17.21	–
12.81	13.25	13.78	13.51	13.65	13.63	–
12.81	13.25	13.78	13.51	13.65	13.63	–
12.81	13.25	13.78	13.51	13.65	13.63	–
12.81	13.25	13.78	13.51	13.65	13.63	–
12.81	13.25	13.78	13.51	13.65	13.63	–
12.81	13.25	13.78	13.51	13.65	13.63	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	Putnam VT
	International	Putnam VT
	Equity	Voyager
	Class IB	Class IB
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 1,661,125	$ 26,638,739

Liabilities	–	–
Net assets	$ 1,661,125	$ 26,638,739

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 671,902	$ 461,512
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	989,223	2,255,364
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	21,738
PrinFlex Life®	–	21,396,104
Survivorship Flexible Premium Variable Universal Life	–	969,909
Variable Universal Life Accumulator	–	1,534,112
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 1,661,125	$ 26,638,739

Investments in shares of mutual funds, at cost	$ 1,440,739	$ 23,127,541
Shares of mutual fund owned	141,012	689,052
Accumulation units outstanding:
Benefit Variable Universal Life	47,100	29,438
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	69,345	143,861
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	1,950
PrinFlex Life®	–	1,364,784
Survivorship Flexible Premium Variable Universal Life	–	74,410
Variable Universal Life Accumulator	–	97,854
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 14.27	$ 15.68
Benefit Variable Universal Life II	–	–
Executive Variable Universal Life	14.27	15.68
Executive Variable Universal Life II	–	–
Flexible Variable Life	–	11.15
PrinFlex Life®	–	15.68
Survivorship Flexible Premium Variable Universal Life	–	13.03
Variable Universal Life Accumulator	–	15.68
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth	Short-Term
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income
Division	Division	Division	Division	Division	Division	Division

$ 40,897,758	$ 19,708,258	$ 9,648,228	$ 22,725,399	$ 6,538,932	$ 20,705,042	$ 11,584,905

–	–	–	–	–	–	–
$ 40,897,758	$ 19,708,258	$ 9,648,228	$ 22,725,399	$ 6,538,932	$ 20,705,042	$ 11,584,905

$ 3,421,051	$ 211,123	$ 71,309	$ 376,868	$ 32,882	$ 724,711	$ 540,004
100,404	169,056	21,310	348,691	7,856	153,015	145,893
16,790,030	4,104,679	2,139,527	2,146,292	1,045,299	3,495,583	2,766,368
880,035	1,331,240	4,419,177	988,307	1,024,392	913,045	1,420,025
70,182	2,835	–	226	18,996	8,529	168,337
8,778,707	2,215,068	675,252	2,232,533	910,518	1,947,849	1,993,179
827,805	212,979	30,493	597,890	428,529	5,229	250,997
2,807,549	218,736	87,984	180,762	310,477	442,480	348,764
3,777,856	1,556,248	752,550	1,491,048	611,659	1,914,992	1,564,052
3,001,129	5,195,581	479,342	5,805,558	1,537,203	5,644,166	1,739,404
443,010	4,490,713	971,284	8,557,224	611,121	5,455,443	647,882
$ 40,897,758	$ 19,708,258	$ 9,648,228	$ 22,725,399	$ 6,538,932	$ 20,705,042	$ 11,584,905

$ 40,729,121	$ 17,536,481	$ 9,144,715	$ 19,265,685	$ 6,272,119	$ 18,165,479	$ 11,646,245
3,095,970	1,312,134	826,047	1,479,518	523,115	1,230,977	4,615,499

94,214	19,545	6,281	37,404	2,790	75,095	47,221
2,765	15,651	1,877	34,607	667	15,856	12,739
462,387	380,001	188,441	213,019	88,699	362,215	241,486
24,236	123,243	389,223	98,089	86,925	94,610	123,990
2,403	184	–	14	1,357	506	14,955
241,760	205,065	59,473	221,578	77,262	201,838	173,991
21,181	19,717	2,686	59,340	36,363	542	21,942
77,318	20,250	7,749	17,941	26,346	45,850	30,486
104,040	144,074	66,281	147,986	51,903	198,433	136,531
82,650	480,994	42,218	576,200	130,440	584,853	151,838
12,200	415,739	85,547	849,302	51,857	565,297	56,605

$ 36.31	$ 10.80	$ 11.35	$ 10.08	$ 11.78	$ 9.65	$ 11.46
36.31	10.80	11.35	10.08	11.78	9.65	11.46
36.31	10.80	11.35	10.08	11.78	9.65	11.46
36.31	10.80	11.35	10.08	11.78	9.65	11.46
29.21	15.41	14.50	16.23	14.00	16.85	11.28
36.31	10.80	11.35	10.08	11.78	9.65	11.46
39.08	10.80	11.35	10.08	11.78	9.65	11.46
36.31	10.80	11.35	10.08	11.78	9.65	11.46
36.31	10.80	11.35	10.08	11.78	9.65	11.46
36.31	10.80	11.35	10.08	11.78	9.65	11.46
36.31	10.80	11.35	10.08	11.78	9.65	11.46

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	SmallCap	SmallCap
	Blend	Growth II
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 22,001,174	$ 20,841,472

Liabilities	–	–
Net assets	$ 22,001,174	$ 20,841,472

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 306,621	$ 835,906
Benefit Variable Universal Life II	653	10,405
Executive Variable Universal Life	877,715	4,109,370
Executive Variable Universal Life II	27,735	297,926
Flexible Variable Life	116,102	33,367
PrinFlex Life®	6,710,881	11,029,361
Survivorship Flexible Premium Variable Universal Life	510,090	738,024
Variable Universal Life Accumulator	11,479,373	937,189
Variable Universal Life Accumulator II	994,903	1,479,092
Variable Universal Life Income	912,090	1,196,709
Variable Universal Life Income II	65,011	174,123
Total net assets	$ 22,001,174	$ 20,841,472

Investments in shares of mutual funds, at cost	$ 21,711,490	$ 17,944,738
Shares of mutual fund owned	2,647,554	1,865,843
Accumulation units outstanding:
Benefit Variable Universal Life	21,024	67,474
Benefit Variable Universal Life II	45	840
Executive Variable Universal Life	60,186	331,695
Executive Variable Universal Life II	1,902	24,048
Flexible Variable Life	9,347	4,454
PrinFlex Life®	460,172	890,269
Survivorship Flexible Premium Variable Universal Life	33,620	75,251
Variable Universal Life Accumulator	787,152	75,649
Variable Universal Life Accumulator II	68,221	119,388
Variable Universal Life Income	62,543	96,595
Variable Universal Life Income II	4,458	14,055

Accumulation unit value:
Benefit Variable Universal Life	$ 14.58	$ 12.39
Benefit Variable Universal Life II	14.58	12.39
Executive Variable Universal Life	14.58	12.39
Executive Variable Universal Life II	14.58	12.39
Flexible Variable Life	12.42	7.49
PrinFlex Life®	14.58	12.39
Survivorship Flexible Premium Variable Universal Life	15.17	9.81
Variable Universal Life Accumulator	14.58	12.39
Variable Universal Life Accumulator II	14.58	12.39
Variable Universal Life Income	14.58	12.39
Variable Universal Life Income II	14.58	12.39

See accompanying notes.

Templeton
		Developing	Templeton	Templeton	Van Eck VIP
	T. Rowe Price	Markets	Foreign	Global Bond	Global	Vanguard
SmallCap	Equity	Securities	Securities	Securities	Hard Assets	VIF
Value I	Income II	Class 2	Class 2	Class 2	Initial Class	Balanced
Division	Division	Division	Division	Division	Division	Division

$ 27,214,884	$ 484,422	$ 3,858,383	$ 5,804,534	$ 6,082,209	$ 4,397,465	$ 33,796,634

–	–	–	–	–	–	–
$ 27,214,884	$ 484,422	$ 3,858,383	$ 5,804,534	$ 6,082,209	$ 4,397,465	$ 33,796,634

$ 1,921,212	$ 138,165	$ 337,609	$ 48,158	$ 541,161	$ 275,513	$ 8,245,221
20,392	–	18,921	43,992	184,642	175,814	–
7,217,785	346,257	3,264,951	2,880,632	3,252,224	3,311,937	25,551,413
201,647	–	236,902	2,831,752	2,104,182	634,201	–
153,772	–	–	–	–	–	–
9,960,613	–	–	–	–	–	–
889,430	–	–	–	–	–	–
2,245,790	–	–	–	–	–	–
2,323,819	–	–	–	–	–	–
2,051,032	–	–	–	–	–	–
229,392	–	–	–	–	–	–
$ 27,214,884	$ 484,422	$ 3,858,383	$ 5,804,534	$ 6,082,209	$ 4,397,465	$ 33,796,634

$ 26,581,664	$ 428,074	$ 3,118,823	$ 4,958,911	$ 5,721,131	$ 3,447,712	$ 31,037,783
2,012,935	24,367	341,450	406,196	312,068	116,737	1,807,307

73,402	12,286	20,013	5,041	39,981	23,969	480,328
779	–	1,122	4,605	13,642	15,295	–
275,763	30,791	193,537	301,538	240,275	288,132	1,488,484
7,704	–	14,043	296,421	155,456	55,174	–
8,710	–	–	–	–	–	–
380,557	–	–	–	–	–	–
31,704	–	–	–	–	–	–
85,803	–	–	–	–	–	–
88,785	–	–	–	–	–	–
78,362	–	–	–	–	–	–
8,764	–	–	–	–	–	–

$ 26.17	$ 11.25	$ 16.87	$ 9.55	$ 13.54	$ 11.49	$ 17.17
26.17	–	16.87	9.55	13.54	11.49	–
26.17	11.25	16.87	9.55	13.54	11.49	17.17
26.17	–	16.87	9.55	13.54	11.49	–
17.65	–	–	–	–	–	–
26.17	–	–	–	–	–	–
28.05	–	–	–	–	–	–
26.17	–	–	–	–	–	–
26.17	–	–	–	–	–	–
26.17	–	–	–	–	–	–
26.17	–	–	–	–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Assets and Liabilities (continued)

December 31, 2010

Vanguard
	Vanguard	VIF
	VIF Equity	Mid-Cap
	Index	Index
	Division	Division
Assets
Investments in shares of mutual funds, at market	$ 44,563,053	$ 15,915,529

Liabilities	–	–
Net assets	$ 44,563,053	$ 15,915,529

Net assets
Applicable to accumulation units:
Benefit Variable Universal Life	$ 4,653,812	$ 3,036,751
Benefit Variable Universal Life II	–	52,946
Executive Variable Universal Life	39,909,241	11,774,240
Executive Variable Universal Life II	–	1,051,592
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–
Total net assets	$ 44,563,053	$ 15,915,529

Investments in shares of mutual funds, at cost	$ 38,173,496	$ 13,630,688
Shares of mutual fund owned	1,895,494	1,066,010
Accumulation units outstanding:
Benefit Variable Universal Life	347,215	168,656
Benefit Variable Universal Life II	–	2,941
Executive Variable Universal Life	2,977,536	653,936
Executive Variable Universal Life II	–	58,405
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

Accumulation unit value:
Benefit Variable Universal Life	$ 13.40	$ 18.00
Benefit Variable Universal Life II	–	18.00
Executive Variable Universal Life	13.40	18.00
Executive Variable Universal Life II	–	18.00
Flexible Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Flexible Premium Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
Variable Universal Life Income II	–	–

See accompanying notes.

Wells Fargo
Advantage VT	Wells Fargo	Wells Fargo
Index	Advantage VT	Advantage VT
Asset	Intrinsic	Omega
Allocation	Value	Growth
Division	Division	Division

$ 1,155,663	$ 1,153,565	$ 1,513,453

–	–	–
$ 1,155,663	$ 1,153,565	$ 1,513,453

$ 11,497	$ –	$ –
–	–	–
167,072	–	539,033
–	–	–
7,629	261,262	13,509
230,122	230,218	264,201
61,270	126,214	45,147
151,436	34,769	39,538
133,113	139,518	405,717
393,524	361,584	206,308
–	–	–
$ 1,155,663	$ 1,153,565	$ 1,513,453

$ 1,164,628	$ 998,231	$ 800,709
98,606	90,405	63,061

822	–	–
–	–	–
11,934	–	43,827
–	–	–
582	22,334	1,102
16,445	19,611	21,482
4,379	10,752	3,671
10,825	2,960	3,215
9,513	11,885	32,984
28,123	30,802	16,774
–	–	–

$ 13.99	$ 11.74	$ 12.30
–	–	–
13.99	11.74	12.30
–	–	–
13.12	11.70	12.26
13.99	11.74	12.30
13.99	11.74	12.30
13.99	11.74	12.30
13.99	11.74	12.30
13.99	11.74	12.30
–	–	–

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations

Year Ended December 31, 2010

	AllianceBernstein	AllianceBernstein
	Global Thematic	International
	Growth	Growth
	Class A	Class A
	Division	Division
Investment income (loss)
Income:
Dividends	$ 763	$ 1,645

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	763	1,645

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,227)	1,038
Capital gains distributions	–	–
Total realized gains (losses) on investments	(1,227)	1,038

Change in net unrealized appreciation or depreciation of
investments	3,196	25,818
Net increase (decrease) in net assets resulting from operations	$ 2,732	$ 28,501

(1) Commenced operations May 24, 2010.

See accompanying notes.

			American	American	American
AllianceBernstein	AllianceBernstein	AllianceBernstein	Century VP	Century VP	Century VP	American
International	Small Cap	Small/Mid Cap	Income &	Income &	Inflation	Century VP
Value	Growth	Value	Growth	Growth	Protection	International
Class A	Class A	Class A	Class I	Class II	Class II	Class II
Division	Division	Division	Division	Division	Division (1)	Division

$ 6,571	$ –	$ 266	$ 42,263	$ 27,682	$ 1,257	$ 6,708

–	–	–	112	–	–	–
6,571	–	266	42,151	27,682	1,257	6,708

9,455	891	4,583	(74,561)	(40,341)	1,840	(4,804)
–	–	–	–	–	–	–
9,455	891	4,583	(74,561)	(40,341)	1,840	(4,804)

6,570	31,421	29,993	402,918	285,793	(3,048)	48,620
$ 22,596	$ 32,312	$ 34,842	$ 370,508	$ 273,134	$ 49	$ 50,524

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	American
	Century VP	American
	MidCap Value	Century VP
	Class II	Ultra® Class I
	Division	Division
Investment income (loss)
Income:
Dividends	$ 109,504	$ 7,571

Expenses:
Mortality and expense risks	–	102
Net investment income (loss)	109,504	7,469

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	356,969	(23,330)
Capital gains distributions	–	–
Total realized gains (losses) on investments	356,969	(23,330)

Change in net unrealized appreciation or depreciation of
investments	463,443	243,583
Net increase (decrease) in net assets resulting from operations	$ 929,916	$ 227,722

(1) Represented the operations of Summit EAFE International Index Class F Division until May 24, 2010 name change.

See accompanying notes.

						Calvert VP
						EAFE
American	American	American			Bond &	International
Century VP	Century VP	Century VP	Asset		Mortgage	Index
Ultra® Class II	Value Class II	VistaSM Class II	Allocation	Balanced	Securities	Class F
Division	Division	Division	Division	Division	Division	Division (1)

$ 8,424	$ 223,182	$ –	$ 322,755	$ 382,298	$ 2,640,555	$ 2,811

–	84	–	762	15,826	13,392	–
8,424	223,098	–	321,993	366,472	2,627,163	2,811

65,495	(535,805)	63,320	(146,788)	(380,634)	(603,695)	(629)
–	–	–	–	–	–	–
65,495	(535,805)	63,320	(146,788)	(380,634)	(603,695)	(629)

263,174	1,684,462	24,643	986,055	1,798,517	3,075,721	7,832
$ 337,093	$ 1,371,755	$ 87,963	$ 1,161,260	$ 1,784,355	$ 5,099,189	$ 10,014

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

		Calvert VP
		Russell 2000
		Small Cap
	Calvert VP	Index
	Income	Class F
	Division (1)	Division (2)
Investment income (loss)
Income:
Dividends	$ 11,120	$13,848

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	11,120	13,848

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,557	236,165
Capital gains distributions	–	–
Total realized gains (losses) on investments	2,557	236,165

Change in net unrealized appreciation or depreciation of
investments	(3,944)	624,000
Net increase (decrease) in net assets resulting from operations	$ 9,733	$874,013

(1) Represented the operations of Calvert Income Initial Shares Division until May 24, 2010 name change.
(2) Represented the operations of Summit Russell 2000 Small Cap Index Class F Division until May 24, 2010 name change.
(3) Represented the operations of Summit S&P MidCap 400 Index Class F Division until May 24, 2010 name change.
(4) Commenced operations in May 24, 2010.

See accompanying notes.

	Calvert VP				The
Calvert VP	Sustainable and				Dreyfus
S&P	Responsible	Delaware VIP			Socially
MidCap 400	Investment	Small Cap		Dreyfus IP	Responsible	Dreyfus VIF
Index	Equity	Value	Diversified	Core Value	Growth	Appreciation
Class F	Initial Shares	Service Shares	International	Service Shares	Service Shares	Service Shares
Division (3)	Division (4)	Division (4)	Division	Division	Division	Division

$ 1,559	$ 25	$ –	$ 2,196,404	$ 6,331	$ 751	$ 24,595

–	6	–	955	–	–	–
1,559	19	–	2,195,449	6,331	751	24,595

13,419	1,409	20,696	(5,881,321)	(53,732)	3,724	(91,890)
–	–	–	–	–	–	–
13,419	1,409	20,696	(5,881,321)	(53,732)	3,724	(91,890)

53,504	4,952	200,141	22,486,659	105,241	12,823	225,584
$ 68,482	$ 6,380	$ 220,837	$ 18,800,787	$ 57,840	$ 17,298	$ 158,289

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Dreyfus VIF
	Opportunistic	Dreyfus VIF
	Small Cap	Quality Bond
	Service Shares	Service Shares
	Division (1)	Division
Investment income (loss)
Income:
Dividends	$ 19,623	$ 74,063

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	19,623	74,063

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(166,131)	90,361
Capital gains distributions	–	–
Total realized gains (losses) on investments	(166,131)	90,361

Change in net unrealized appreciation or depreciation of
investments	969,868	(8,547)
Net increase (decrease) in net assets resulting from operations	$ 823,360	$ 155,877

(1) Represented the operations of Dreyfus VIF Developing Leaders Service Shares Division until May 24, 2010 name change.

See accompanying notes.

			Fidelity VIP	Fidelity VIP		Fidelity VIP
DWS Dreman		Fidelity VIP	Equity-Income	Growth	Fidelity VIP	High Income
Small Mid Cap	Equity	Equity-Income	Service	Service	High Income	Service
Value Class B	Income	Initial Class	Class 2	Class 2	Initial Class	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 8,629	$ 242,206	$ 350,885	$ 254,772	$ 2,732	$ 431,228	$ 1,199,874

–	297	741	–	79	142	–
8,629	241,909	350,144	254,772	2,653	431,086	1,199,874

78,333	(360,566)	(1,039,234)	(637,745)	(339,648)	(141,616)	(125,784)
–	–	–	–	30,040	–	–
78,333	(360,566)	(1,039,234)	(637,745)	(309,608)	(141,616)	(125,784)

213,365	1,204,267	3,511,202	2,558,438	2,228,033	390,990	810,670
$ 300,327	$ 1,085,610	$ 2,822,112	$ 2,175,465	$ 1,921,078	$ 680,460	$ 1,884,760

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Fidelity VIP
	Asset Manager	Fidelity VIP
	Service	Contrafund
	Class 2	Initial Class
	Division	Division
Investment income (loss)
Income:
Dividends	$ 22,252	$ 674,617

Expenses:
Mortality and expense risks	–	1,597
Net investment income (loss)	22,252	673,020

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(21,427)	(1,463,080)
Capital gains distributions	8,100	24,495
Total realized gains (losses) on investments	(13,327)	(1,438,585)

Change in net unrealized appreciation or depreciation of
investments	175,489	9,622,199
Net increase (decrease) in net assets resulting from operations	$ 184,414	$ 8,856,634

See accompanying notes.

			Franklin		Franklin	Franklin
Fidelity VIP	Fidelity VIP	Franklin	Mutual	Franklin	Rising	Small Cap
Contrafund	Mid Cap	Income	Global Discovery	Mutual	Dividends	Value
Service	Service	Securities	Securities	Shares	Securities	Securities
Class 2	Class 2	Class 2	Class 2	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$ 584,743	$ 41,690	$ 763,192	$ 179,170	$ 130,110	$ 46,196	$ 68,448

–	–	–	–	–	–	–
584,743	41,690	763,192	179,170	130,110	46,196	68,448

(2,342,646)	(255,016)	(214,168)	(89,688)	(784,709)	(12,872)	(382,473)
26,753	102,468	–	–	–	–	–
(2,315,893)	(152,548)	(214,168)	(89,688)	(784,709)	(12,872)	(382,473)

10,604,493	8,323,572	874,078	1,492,926	1,550,988	610,858	2,759,850
$ 8,873,343	$ 8,212,714	$ 1,423,102	$ 1,582,408	$ 896,389	$ 644,182	$ 2,445,825

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Franklin	Franklin
	Strategic Income	U.S. Government
	Securities	Fund
	Class 2	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$ 214,718	$ 2,995

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	214,718	2,995

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	160,857	1,666
Capital gains distributions	–	–
Total realized gains (losses) on investments	160,857	1,666

Change in net unrealized appreciation or depreciation of
investments	92,460	222
Net increase (decrease) in net assets resulting from operations	$ 468,035	$ 4,883

(1) Represented the operations of Mortgage Securities Division until July 16, 2010 name change.
(2) Represented the operations of AIM V.I. Capital Appreciation Series I Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. Capital Appreciation Series II Division until May 24, 2010 name change.
(4) Represented the operations of AIM V.I. Core Equity Series I Division until May 24, 2010 name change.
(5) Represented the operations of AIM V.I. Core Equity Series II Division until May 24, 2010 name change.

See accompanying notes.

Goldman Sachs
VIT Structured	Government		Invesco V.I.	Invesco V.I.
Small Cap	& High	International	Capital	Capital	Invesco V.I.	Invesco V.I.
Equity Service	Quality	Emerging	Appreciation	Appreciation	Core Equity	Core Equity
Class I	Bond	Markets	Series I	Series II	Series I	Series II
Division	Division (1)	Division	Division (2)	Division (3)	Division (4)	Division (5)

$ 4,790	$ 1,170,327	$ 376,973	$ 17,034	$ 2,997	$ 86,401	$ 53,095

–	749	2,963	–	–	259	–
4,790	1,169,578	374,010	17,034	2,997	86,142	53,095

62,183	108,423	(458,351)	(86,557)	18,146	51,296	514
–	–	–	–	–	–	–
62,183	108,423	(458,351)	(86,557)	18,146	51,296	514

135,343	(999,967)	5,849,295	400,426	60,791	671,587	567,762
$ 202,316	$ 278,034	$ 5,764,954	$ 330,903	$ 81,934	$ 809,025	$ 621,371

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

		Invesco V.I.
	Invesco V.I.	Global
	Dynamics	Health Care
	Series I	Series I
	Division (1)	Division (2)
Investment income (loss)
Income:
Dividends	$ –	$–

Expenses:
Mortality and expense risks	26	72
Net investment income (loss)	(26)	(72)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(23,027)	(119,801)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(23,027)	(119,801)

Change in net unrealized appreciation or depreciation of
investments	472,194	492,994
Net increase (decrease) in net assets resulting from operations	$ 449,141	$373,121

(1) Represented the operations of AIM V.I. Dynamics Series I Division until May 24, 2010 name change.
(2) Represented the operations of AIM V.I. Global Health Care Series I Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. International Growth Series I Division until May 24, 2010 name change.
(4) Represented the operations of AIM V.I. Mid Cap Core Equity Series II Division until May 24, 2010 name change.
(5) Represented the operations of AIM V.I. Small Cap Equity Series I Division until May 24, 2010 name change.
(6) Represented the operations of AIM V.I. Technology Series I Division until May 24, 2010 name change.

See accompanying notes.

Invesco V.I.	Invesco V.I.	Invesco V.I.		Janus	Janus	Janus
International	Mid Cap	Small Cap	Invesco V.I.	Aspen	Aspen	Aspen
Growth	Core Equity	Equity	Technology	Balanced	Enterprise	Flexible Bond
Series I	Series II	Series I	Series I	Service Shares	Service Shares	Service Shares
Division (3)	Division (4)	Division (5)	Division (6)	Division	Division	Division

$ 176,816	$ 2,399	$ –	$ –	$ 92,463	$ –	$ 1,743,290

–	–	51	286	–	121	–
176,816	2,399	(51)	(286)	92,463	(121)	1,743,290

(82,002)	9,980	196,881	471,592	103,077	148,802	718,888
–	–	–	–	–	–	89,597
(82,002)	9,980	196,881	471,592	103,077	148,802	808,485

847,650	76,105	1,393,352	286,319	87,409	1,697,151	(494,213)
$ 942,464	$ 88,484	$ 1,590,182	$ 757,625	$ 282,949	$ 1,845,832	$ 2,057,562

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Janus	Janus
	Aspen	Aspen
	Forty	Overseas
	Service Shares	Service Shares
	Division	Division
Investment income (loss)
Income:
Dividends	$ 5,407	$ 44,090

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	5,407	44,090

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	5,301	(81,713)
Capital gains distributions	–	–
Total realized gains (losses) on investments	5,301	(81,713)

Change in net unrealized appreciation or depreciation of
investments	152,670	1,914,960
Net increase (decrease) in net assets resulting from operations	$ 163,378	$ 1,877,337

See accompanying notes.

Janus
Aspen	JPMorgan	JPMorgan
Worldwide	Core Bond	Small Cap Core	LargeCap	LargeCap	LargeCap	LargeCap
Service Shares	Class 1	Class 1	Blend II	Growth	Growth I	S&P 500 Index
Division	Division	Division	Division	Division	Division	Division

$ 3,264	$ 67,586	$ –	$ 295,978	$ 15,627	$ 114,191	$ 317,604

–	–	–	305	266	638	426
3,264	67,586	–	295,673	15,361	113,553	317,178

844	86,933	334,024	(805,560)	(379,315)	750,693	(135,398)
–	–	–	–	–	–	–
844	86,933	334,024	(805,560)	(379,315)	750,693	(135,398)

94,476	(581)	416,854	2,020,200	4,523,695	14,841,144	2,829,774
$ 98,584	$ 153,938	$ 750,878	$ 1,510,313	$ 4,159,741	$ 15,705,390	$ 3,011,554

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	LargeCap	LargeCap
	Value	Value III
	Division	Division
Investment income (loss)
Income:
Dividends	$ 824,469	$ 249,481

Expenses:
Mortality and expense risks	26,513	315
Net investment income (loss)	797,956	249,166

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,901,515)	(882,185)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(1,901,515)	(882,185)

Change in net unrealized appreciation or depreciation of
investments	7,195,187	2,320,846
Net increase (decrease) in net assets resulting from operations	$ 6,091,628	$ 1,687,827

See accompanying notes.

		MFS® VIT		MFS® VIT
MFS® VIT	MFS® VIT	MidCap	MFS® VIT	Research	MFS® VIT	MFS® VIT
Global Equity	Growth	Growth	New Discovery	International	Total Return	Utilities
Class	Class	Class	Class	Class	Class	Class
Division	Division	Division	Division	Division	Division	Division

$ 5,621	$ –	$ –	$ –	$ 11,619	$ 1,418	$ 6,148

–	–	–	–	–	–	–
5,621	–	–	–	11,619	1,418	6,148

2,687	139,906	47,000	196,087	3,553	4,554	10,122
–	–	–	–	–	–	–
2,687	139,906	47,000	196,087	3,553	4,554	10,122

62,622	283,712	40,587	1,286,633	114,392	23,388	36,212
$ 70,930	$ 423,618	$ 87,587	$ 1,482,720	$ 129,564	$ 29,360	$ 52,482

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	MFS® VIT
	Value	MidCap
	Class	Blend
	Division	Division
Investment income (loss)
Income:
Dividends	$ 140,653	$ 2,438,213

Expenses:
Mortality and expense risks	–	86,531
Net investment income (loss)	140,653	2,351,682

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(257,081)	(787,199)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(257,081)	(787,199)

Change in net unrealized appreciation or depreciation of
investments	1,446,891	21,132,013
Net increase (decrease) in net assets resulting from operations	$ 1,330,463	$ 22,696,496

See accompanying notes.

	Neuberger	Neuberger	Neuberger	Oppenheimer	PIMCO	PIMCO
	Berman AMT	Berman AMT	Berman AMT	Main Street	High Yield	Real Return
Money	Guardian	Partners	Small-Cap Growth	Small Cap	Administrative	Administrative
Market	I Class	I Class	S Class	Service Shares	Class	Class
Division	Division	Division	Division	Division	Division	Division

$ 68	$ 5,065	$ 28,956	$ –	$ 490	$ 13,562	$ 13,393

4,340	–	–	–	–	–	–
(4,272)	5,065	28,956	–	490	13,562	13,393

–	141,664	(785,177)	(339)	9,153	5,881	17,830
–	–	–	–	–	–	11,255
–	141,664	(785,177)	(339)	9,153	5,881	29,085

13	93,501	1,352,118	50,139	31,795	5,124	11,515
$ (4,259)	$ 240,230	$ 595,897	$ 49,800	$ 41,438	$ 24,567	$ 53,993

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	PIMCO	PIMCO
	Short-Term	Total Return
	Administrative	Administrative
	Class	Class
	Division	Division
Investment income (loss)
Income:
Dividends	$ 2,755	$ 92,530

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	2,755	92,530

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,154	38,769
Capital gains distributions	906	173,873
Total realized gains (losses) on investments	2,060	212,642

Change in net unrealized appreciation or depreciation of
investments	505	(90,349)
Net increase (decrease) in net assets resulting from operations	$ 5,320	$ 214,823

See accompanying notes.

Principal						Putnam VT
LifeTime	Principal	Principal	Principal	Principal	Principal	Growth &
Strategic	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Income
Income	2010	2020	2030	2040	2050	Class IB
Division	Division	Division	Division	Division	Division	Division

$ 160,337	$ 282,512	$ 809,607	$ 377,339	$ 211,954	$ 130,709	$ 4,200

–	–	–	–	–	–	–
160,337	282,512	809,607	377,339	211,954	130,709	4,200

129,197	520,438	568,225	462,112	213,551	(23,938)	(22,271)
–	–	–	–	–	–	–
129,197	520,438	568,225	462,112	213,551	(23,938)	(22,271)

77,583	81,983	1,730,968	1,693,856	978,370	925,304	51,842
$ 367,117	$ 884,933	$ 3,108,800	$ 2,533,307	$ 1,403,875	$ 1,032,075	$ 33,771

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Putnam VT
	International	Putnam VT
	Equity	Voyager
	Class IB	Class IB
	Division	Division
Investment income (loss)
Income:
Dividends	$ 60,436	$ 297,554

Expenses:
Mortality and expense risks	–	131
Net investment income (loss)	60,436	297,423

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(323,040)	85,903
Capital gains distributions	–	–
Total realized gains (losses) on investments	(323,040)	85,903

Change in net unrealized appreciation or depreciation of
investments	413,904	4,177,020
Net increase (decrease) in net assets resulting from operations	$ 151,300	$ 4,560,346

See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth	Short-Term
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Income
Division	Division	Division	Division	Division	Division	Division

$ 1,114,574	$ 510,473	$ 226,530	$ 619,104	$ 258,787	$ 360,782	$ 197,799

536	19	–	–	117	47	726
1,114,038	510,454	226,530	619,104	258,670	360,735	197,073

(1,846,551)	117,432	73,348	(458,012)	211,671	(160,184)	89,649
–	–	–	–	–	–	–
(1,846,551)	117,432	73,348	(458,012)	211,671	(160,184)	89,649

8,830,198	1,352,372	329,002	2,901,607	60,652	2,397,398	(56,214)
$ 8,097,685	$ 1,980,258	$ 628,880	$ 3,062,699	$ 530,993	$ 2,597,949	$ 230,508

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

	SmallCap	SmallCap
	Blend	Growth II
	Division	Division
Investment income (loss)
Income:
Dividends	$ 94,839	$–

Expenses:
Mortality and expense risks	737	217
Net investment income (loss)	94,102	(217)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(392,002)	(280,666)
Capital gains distributions	–	–
Total realized gains (losses) on investments	(392,002)	(280,666)

Change in net unrealized appreciation or depreciation of
investments	4,711,446	4,802,274
Net increase (decrease) in net assets resulting from operations	$ 4,413,546	$4,521,391

(1) Represented the operations of Van Eck Worldwide Hard Assets Initial Class Division until May 24, 2010 name change.

See accompanying notes.

		Templeton
		Developing	Templeton	Templeton	Van Eck VIP
	T. Rowe Price	Markets	Foreign	Global Bond	Global	Vanguard
SmallCap	Equity	Securities	Securities	Securities	Hard Assets	VIF
Value I	Income II	Class 2	Class 2	Class 2	Initial Class	Balanced
Division	Division	Division	Division	Division	Division (1)	Division

$ 208,009	$ 5,777	$ 45,163	$ 72,769	$ 53,873	$ 6,915	$ 909,745

1,237	–	–	–	–	–	–
206,772	5,777	45,163	72,769	53,873	6,915	909,745

(1,695,641)	28,092	(89,881)	304,012	168,611	168,637	(402,071)
–	–	–	–	9,746	–	–
(1,695,641)	28,092	(89,881)	304,012	178,357	168,637	(402,071)

7,321,996	24,243	566,740	63,135	296,617	755,430	2,847,530
$ 5,833,127	$ 58,112	$ 522,022	$ 439,916	$ 528,847	$ 930,982	$ 3,355,204

Principal Life Insurance Company
Variable Life Separate Account

Statements of Operations (continued)

Year Ended December 31, 2010

		Vanguard
	Vanguard	VIF
	VIF Equity	Mid-Cap
	Index	Index
	Division	Division
Investment income (loss)
Income:
Dividends	$ 795,333	$123,484

Expenses:
Mortality and expense risks	–	–
Net investment income (loss)	795,333	123,484

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(1,501,408)	(755,921)
Capital gains distributions	442,651	–
Total realized gains (losses) on investments	(1,058,757)	(755,921)

Change in net unrealized appreciation or depreciation of
investments	5,938,233	3,746,851
Net increase (decrease) in net assets resulting from operations	$ 5,674,809	$3,114,414

(1) Represented the operations of Wells Fargo Advantage VT Asset Allocation Division until May 24, 2010 name change.
(2) Commenced operations July 16, 2010.

See accompanying notes.

Wells Fargo
Advantage VT	Wells Fargo	Wells Fargo
Index	Advantage VT	Advantage VT
Asset	Intrinsic	Omega
Allocation	Value	Growth
Division (1)	Division (2)	Division (2)

$ 18,863	$ –	$ –

52	764	21
18,811	(764)	(21)

(65,895)	9,527	(419,386)
–	–	–
(65,895)	9,527	(419,386)

176,761	155,334	712,744
$ 129,677	$ 164,097	$ 293,337

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	AllianceBernstein
	Global Thematic
	Growth
	Class A
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 763	$ –
Total realized gains (losses) on investments	(1,227)	48
Change in net unrealized appreciation or depreciation of investments	3,196	426
Net gains (losses) from investments	2,732	474

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	2,732	474

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	48,409	2,658
Contract terminations and surrenders	–	–
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(16,569)	(228)
Cost of insurance and administration charges	(1,241)	(48)
Mortality and expenses charges	(84)	(3)
Surrender charges	–	–
Increase (decrease) in net assets from policy related transactions	30,515	2,379
Total increase (decrease)	33,247	2,853

Net assets at beginning of period	2,853	–
Net assets at end of period	$ 36,100	$ 2,853

See accompanying notes.

AllianceBernstein		AllianceBernstein		AllianceBernstein
International		International		Small Cap
Growth		Value		Growth
Class A		Class A		Class A
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 1,645	$ –	$ 6,571	$ 3,563	$ –	$ –
1,038	224	9,455	(50,171)	891	27
25,818	4,188	6,570	81,442	31,421	8,526
28,501	4,412	22,596	34,834	32,312	8,553

–	–	–	–	–	–

28,501	4,412	22,596	34,834	32,312	8,553

277,263	66,025	1,242,926	424,713	99,855	37,696
–	–	–	(221)	(215)	–
–	–	–	–	–	–
–	–	(10,662)	(51,989)	–	–
(14,598)	(1)	(1,278,083)	(174,178)	(26,798)	(14)
(3,277)	(135)	(12,057)	(6,025)	(7,431)	(2,171)
(271)	(6)	(814)	(458)	(366)	(83)
–	–	–	(87)	(158)	–
259,117	65,883	(58,690)	191,755	64,887	35,428
287,618	70,295	(36,094)	226,589	97,199	43,981

70,295	–	297,236	70,647	44,416	435
$ 357,913	$ 70,295	$ 261,142	$ 297,236	$ 141,615	$ 44,416

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	AllianceBernstein
	Small/Mid Cap
	Value
	Class A
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 266	$ 19
Total realized gains (losses) on investments	4,583	172
Change in net unrealized appreciation or depreciation of investments	29,993	973
Net gains (losses) from investments	34,842	1,164

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	34,842	1,164

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	256,458	8,975
Contract terminations and surrenders	(85)	–
Death benefit payments	(459)	–
Policy loan transfers	–	–
Transfers to other contracts	(34,495)	(35)
Cost of insurance and administration charges	(8,858)	(935)
Mortality and expenses charges	(433)	(35)
Surrender charges	(62)	–
Increase (decrease) in net assets from policy related transactions	212,066	7,970
Total increase (decrease)	246,908	9,134

Net assets at beginning of period	9,225	91
Net assets at end of period	$ 256,133	$ 9,225

(1) Commenced operations May 24, 2010.

See accompanying notes.

American		American		American
Century VP		Century VP		Century VP
Income &		Income &		Inflation
Growth		Growth		Protection
Class I		Class II		Class II
Division		Division		Division (1)
2010	2009	2010	2009	2010

$ 42,151 $	114,527	$ 27,682 $	61,126	$ 1,257
(74,561)	(141,314)	(40,341)	(143,641)	1,840
402,918	439,940	285,793	346,032	(3,048)
370,508	413,153	273,134	263,517	49

–	–	–	–	–

370,508	413,153	273,134	263,517	49

346,560	417,731	889,474	894,423	446,102
(138,135)	(102,777)	(439,515)	(42,800)	–
–	(2,233)	–	(87)	–
(19,429)	(12,870)	(11,143)	(20,172)	(6)
(150,268)	(210,743)	(398,911)	(253,339)	(79,983)
(177,028)	(187,167)	(122,748)	(107,738)	(2,974)
(15,886)	(15,486)	(10,655)	(7,347)	(223)
(6,182)	(8,271)	(7,689)	(8,089)	–
(160,368)	(121,816)	(101,187)	454,851	362,916
210,140	291,337	171,947	718,368	362,965

2,757,100	2,465,763	1,994,880	1,276,512	–
$ 2,967,240 $	2,757,100	$ 2,166,827 $	1,994,880	$ 362,965

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	American
	Century VP
	International
	Class II
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 6,708	$ 9,113
Total realized gains (losses) on investments	(4,804)	(111,276)
Change in net unrealized appreciation or depreciation of investments	48,620	235,557
Net gains (losses) from investments	50,524	133,394

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	50,524	133,394

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	83,799	110,048
Contract terminations and surrenders	–	(25,529)
Death benefit payments	–	(68)
Policy loan transfers	79	80
Transfers to other contracts	(28,425)	(314,293)
Cost of insurance and administration charges	(5,368)	(8,394)
Mortality and expenses charges	(621)	(959)
Surrender charges	–	740
Increase (decrease) in net assets from policy related transactions	49,464	(238,375)
Total increase (decrease)	99,988	(104,981)

Net assets at beginning of period	332,334	437,315
Net assets at end of period	$ 432,322	$ 332,334

See accompanying notes.

American
Century VP		American		American
MidCap Value		Century VP		Century VP
Class II		Ultra® Class I		Ultra® Class II
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 109,504	$ 71,397	$ 7,469 $	3,811	$ 8,424	$ 3,261
356,969	(34,361)	(23,330)	(192,483)	65,495	(424,294)
463,443	751,009	243,583	585,872	263,174	976,797
929,916	788,045	227,722	397,200	337,093	555,764

–	–	–	–	–	–

929,916	788,045	227,722	397,200	337,093	555,764

8,175,598	3,849,522	250,446	377,256	1,047,109	1,187,944
(76,486)	(33,938)	(54,654)	(46,108)	(338,236)	(30,008)
(2,779)	(843)	(3,585)	–	–	(17,400)
(214,567)	(23,527)	(16,415)	(14,558)	(13,627)	(9,193)
(6,168,542)	(1,116,070)	(152,583)	(385,687)	(552,281)	(1,229,188)
(149,562)	(54,314)	(102,033)	(110,851)	(102,582)	(95,681)
(15,808)	(5,984)	(10,287)	(9,888)	(9,635)	(7,255)
4,289	1,247	(3,664)	(7,898)	9,663	(14,023)
1,552,143	2,616,093	(92,775)	(197,734)	40,411	(214,804)
2,482,059	3,404,138	134,947	199,466	377,504	340,960

4,068,513	664,375	1,477,027	1,277,561	2,182,538	1,841,578
$ 6,550,572	$ 4,068,513	$ 1,611,974 $	1,477,027	$ 2,560,042	$ 2,182,538

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	American
	Century VP
	Value Class II
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 223,098	$ 417,700
Total realized gains (losses) on investments	(535,805)	(1,074,410)
Change in net unrealized appreciation or depreciation of investments	1,684,462	2,227,117
Net gains (losses) from investments	1,371,755	1,570,407

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,371,755	1,570,407

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	10,770,780	3,609,589
Contract terminations and surrenders	(464,041)	(387,089)
Death benefit payments	(2,293)	(4,944)
Policy loan transfers	(378,752)	(116,433)
Transfers to other contracts	(8,355,882)	(1,804,584)
Cost of insurance and administration charges	(475,750)	(445,532)
Mortality and expenses charges	(41,909)	(34,491)
Surrender charges	(44,155)	(53,206)
Increase (decrease) in net assets from policy related transactions	1,007,998	763,310
Total increase (decrease)	2,379,753	2,333,717

Net assets at beginning of period	9,964,717	7,631,000
Net assets at end of period	$ 12,344,470	$ 9,964,717

See accompanying notes.

American
Century VP		Asset
VistaSM Class II		Allocation		Balanced
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ –	$ –	$ 321,993 $	375,499	$ 366,472 $	575,372
63,320	(94,824)	(146,788)	(449,833)	(380,634)	(593,498)
24,643	180,149	986,055	2,275,175	1,798,517	2,394,511
87,963	85,325	1,161,260	2,200,841	1,784,355	2,376,385

–	–	–	–	–	–

87,963	85,325	1,161,260	2,200,841	1,784,355	2,376,385

321,361	566,838	2,404,546	2,407,305	2,108,673	3,026,184
(84,522)	(46,176)	(696,575)	(756,867)	(2,225,822)	(722,523)
–	–	(20,759)	(43,194)	(10,382)	(217,798)
43	(68,020)	(218,583)	(120,409)	(148,275)	(120,607)
(378,383)	(401,830)	(1,480,789)	(1,514,448)	(584,014)	(912,161)
(11,773)	(9,195)	(859,348)	(895,323)	(973,537)	(1,033,801)
(1,373)	(1,034)	(60,841)	(61,781)	(60,921)	(62,579)
(1,300)	2,971	(26,977)	(81,168)	(70,263)	(58,352)
(155,947)	43,554	(959,326)	(1,065,885)	(1,964,541)	(101,637)
(67,984)	128,879	201,934	1,134,956	(180,186)	2,274,748

424,369	295,490	13,700,091	12,565,135	14,078,377	11,803,629
$ 356,385	$ 424,369	$ 13,902,025 $	13,700,091	$ 13,898,191 $	14,078,377

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Bond &
	Mortgage
	Securities
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 2,627,163	$ 4,628,000
Total realized gains (losses) on investments	(603,695)	(1,857,818)
Change in net unrealized appreciation or depreciation of investments	3,075,721	4,814,459
Net gains (losses) from investments	5,099,189	7,584,641

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	5,099,189	7,584,641

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	21,274,009	13,882,277
Contract terminations and surrenders	(3,072,101)	(2,529,376)
Death benefit payments	(67,915)	(85,009)
Policy loan transfers	(528,770)	(642,431)
Transfers to other contracts	(14,461,267)	(9,141,853)
Cost of insurance and administration charges	(2,331,288)	(2,323,865)
Mortality and expenses charges	(192,978)	(172,903)
Surrender charges	(106,619)	(303,522)
Increase (decrease) in net assets from policy related transactions	513,071	(1,316,682)
Total increase (decrease)	5,612,260	6,267,959

Net assets at beginning of period	44,713,944	38,445,985
Net assets at end of period	$ 50,326,204	$ 44,713,944

(1) Represented the operations of Summit EAFE International Index Class F Division until May 24, 2010 name change.
(2) Represented the operations of Calvert Income Initial Shares Division until May 24, 2010 name change.
(3) Represented the operations of Summit Russell 2000 Small Cap Index Class F Division until May 24, 2010 name chan

See accompanying notes.

Calvert VP				Calvert VP
EAFE				Russell 2000
International				Small Cap
Index		Calvert VP		Index
Class F		Income		Class F
Division (1)		Division (2)		Division (3)
2010	2009	2010	2009	2010	2009

$ 2,811	$ 223	$ 11,120 $	2,287	$ 13,848	$ 6,082
(629)	473	2,557	224	236,165	(197,493)
7,832	(106)	(3,944)	783	624,000	668,773
10,014	590	9,733	3,294	874,013	477,362

–	–	–	–	–	–

10,014	590	9,733	3,294	874,013	477,362

212,870	30,768	230,924	40,788	2,895,718	2,066,685
–	–	(165)	(132)	(58,897)	(40,115)
–	–	–	–	–	(12,799)
–	–	(775)	–	(23,332)	3,412
(35,413)	(4,969)	(14,987)	(355)	(1,136,773)	(863,042)
(2,448)	(159)	(13,994)	(4,843)	(116,163)	(54,447)
(183)	(8)	(644)	(183)	(9,863)	(4,492)
–	–	(121)	(52)	3,980	(3,309)
174,826	25,632	200,238	35,223	1,554,670	1,091,893
184,840	26,222	209,971	38,517	2,428,683	1,569,255

26,222	–	43,818	5,301	2,334,755	765,500
$ 211,062	$ 26,222	$ 253,789 $	43,818	$ 4,763,438	$ 2,334,755

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Calvert VP
	S&P
	MidCap 400
	Index
	Class F
	Division (1)
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 1,559	$ 947
Total realized gains (losses) on investments	13,419	(2,312)
Change in net unrealized appreciation or depreciation of investments	53,504	49,128
Net gains (losses) from investments	68,482	47,763

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	68,482	47,763

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	219,718	114,590
Contract terminations and surrenders	(955)	(157)
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(68,045)	(8,319)
Cost of insurance and administration charges	(24,905)	(12,614)
Mortality and expenses charges	(1,662)	(700)
Surrender charges	(585)	(218)
Increase (decrease) in net assets from policy related transactions	123,566	92,582
Total increase (decrease)	192,048	140,345

Net assets at beginning of period	222,310	81,965
Net assets at end of period	$ 414,358	$ 222,310

(1) Represented the operations of Summit S&P MidCap 400 Index Class F Division until May 24, 2010 name change.
(2) Commenced operations May 24, 2010.

See accompanying notes.

Calvert VP
Sustainable and
Responsible	Delaware VIP
Investment	Small Cap			Dreyfus IP
Equity	Value	Diversified		Core Value
Initial Shares	Service Shares	International		Service Shares
Division (2)	Division (2)	Division		Division
2010	2010	2010	2009	2010	2009

$ 19	$ –	$ 2,195,449 $	3,643,847	$ 6,331	$ 9,275
1,409	20,696	(5,881,321)	(6,461,383)	(53,732)	(56,841)
4,952	200,141	22,486,659	20,937,623	105,241	119,215
6,380	220,837	18,800,787	18,120,087	57,840	71,649

–	–	–	277,822	–	–

6,380	220,837	18,800,787	18,397,909	57,840	71,649

51,470	2,254,940	60,852,761	20,996,157	166,538	156,695
–	(69,753)	(5,499,497)	(3,681,210)	–	(19,350)
–	–	(119,422)	(89,721)	–	–
(9,884)	14,396	(1,115,111)	(747,869)	1,489	(360)
–	(299,616)	(16,532,733)	(11,118,088)	(160,186)	(126,492)
(98)	(11,060)	(4,637,226)	(3,881,091)	(9,284)	(8,791)
(9)	(1,017)	(387,883)	(291,977)	(1,087)	(1,007)
–	3,911	(246,930)	(310,172)	–	(1,775)
41,479	1,891,801	32,313,959	876,029	(2,530)	(1,080)
47,859	2,112,638	51,114,746	19,273,938	55,310	70,569

–	–	84,234,130	64,960,192	445,449	374,880
$ 47,859	$ 2,112,638	$ 135,348,876 $	84,234,130	$ 500,759	$ 445,449

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	The
	Dreyfus
	Socially
	Responsible
	Growth
	Service Shares
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 751	$ 406
Total realized gains (losses) on investments	3,724	(869)
Change in net unrealized appreciation or depreciation of investments	12,823	22,584
Net gains (losses) from investments	17,298	22,121

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	17,298	22,121

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	61,960	37,962
Contract terminations and surrenders	(5,244)	(5)
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(22,848)	(10,439)
Cost of insurance and administration charges	(3,761)	(1,925)
Mortality and expenses charges	(469)	(236)
Surrender charges	294	–
Increase (decrease) in net assets from policy related transactions	29,932	25,357
Total increase (decrease)	47,230	47,478

Net assets at beginning of period	109,197	61,719
Net assets at end of period	$ 156,427	$ 109,197

(1) Represented the operations of Dreyfus VIF Developing Leaders Service Shares Division until May 24, 2010 name change.

See accompanying notes.

		Dreyfus VIF
Dreyfus VIF		Opportunistic		Dreyfus VIF
Appreciation		Small Cap		Quality Bond
Service Shares		Service Shares		Service Shares
Division		Division (1)		Division
2010	2009	2010	2009	2010	2009

$ 24,595 $	24,749	$ 19,623 $	26,455	$ 74,063 $	79,604
(91,890)	(109,648)	(166,131)	(248,075)	90,361	(4,660)
225,584	308,888	969,868	769,430	(8,547)	170,038
158,289	223,989	823,360	547,810	155,877	244,982

–	–	–	–	–	–

158,289	223,989	823,360	547,810	155,877	244,982

463,924	470,530	1,051,801	844,374	1,058,749	1,550,100
(143,350)	(120,344)	(104,517)	(54,672)	(96,821)	(287,674)
–	–	(2,215)	(4,752)	–	(12,631)
284	(18,035)	(25,934)	(17,426)	(13)	266
(586,165)	(347,128)	(502,829)	(391,646)	(992,172)	(871,799)
(22,890)	(21,103)	(208,038)	(215,677)	(34,533)	(32,120)
(2,782)	(2,447)	(18,485)	(14,445)	(3,894)	(3,646)
(3,220)	5,891	(36,087)	(32,740)	3,409	12,369
(294,199)	(32,636)	153,696	113,016	(65,275)	354,865
(135,910)	191,353	977,056	660,826	90,602	599,847

1,219,174	1,027,821	2,616,547	1,955,721	2,102,331	1,502,484
$ 1,083,264 $	1,219,174	$ 3,593,603 $	2,616,547	$ 2,192,933 $	2,102,331

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	DWS Dreman
	Small Mid Cap
	Value Class B
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 8,629	$ 3,604
Total realized gains (losses) on investments	78,333	(74,232)
Change in net unrealized appreciation or depreciation of investments	213,365	167,055
Net gains (losses) from investments	300,327	96,427

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	300,327	96,427

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	1,152,925	711,078
Contract terminations and surrenders	(6,278)	(237)
Death benefit payments	(467)	–
Policy loan transfers	(18,080)	(99,549)
Transfers to other contracts	(401,169)	(156,663)
Cost of insurance and administration charges	(29,378)	(7,958)
Mortality and expenses charges	(2,383)	(579)
Surrender charges	300	(93)
Increase (decrease) in net assets from policy related transactions	695,470	445,999
Total increase (decrease)	995,797	542,426

Net assets at beginning of period	758,480	216,054
Net assets at end of period	$ 1,754,277	$ 758,480

See accompanying notes.

				Fidelity VIP
		Fidelity VIP		Equity-Income
Equity		Equity-Income		Service
Income		Initial Class		Class 2
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 241,909 $	327,074	$ 350,144 $	405,952	$ 254,772 $	275,413
(360,566)	(837,714)	(1,039,234)	(1,906,592)	(637,745)	(2,974,007)
1,204,267	1,615,549	3,511,202	6,394,534	2,558,438	5,950,630
1,085,610	1,104,909	2,822,112	4,893,894	2,175,465	3,252,036

–	–	–	–	–	–

1,085,610	1,104,909	2,822,112	4,893,894	2,175,465	3,252,036

2,291,740	2,124,307	2,689,700	3,279,580	3,918,111	5,447,427
(564,544)	(338,997)	(1,592,080)	(1,285,771)	(864,805)	(236,440)
(41,018)	(27,602)	(46,022)	(40,264)	(8,401)	(11,391)
(89,716)	(96,862)	(71,256)	(212,663)	(76,195)	(82,885)
(762,122)	(1,176,815)	(2,278,795)	(2,204,777)	(2,138,681)	(5,454,202)
(448,294)	(463,174)	(1,161,826)	(1,319,612)	(735,368)	(709,754)
(33,597)	(31,285)	(82,022)	(93,500)	(67,543)	(52,678)
(32,378)	(54,594)	(32,268)	(107,485)	(56,302)	(73,091)
320,071	(65,022)	(2,574,569)	(1,984,492)	(29,184)	(1,173,014)
1,405,681	1,039,887	247,543	2,909,402	2,146,281	2,079,022

6,644,519	5,604,632	20,393,485	17,484,083	15,108,950	13,029,928
$ 8,050,200 $	6,644,519	$ 20,641,028	$20,393,485	$ 17,255,231	$15,108,950

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Fidelity VIP
	Growth
	Service
	Class 2
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 2,653	$ 14,344
Total realized gains (losses) on investments	(309,608)	(1,177,498)
Change in net unrealized appreciation or depreciation of investments	2,228,033	3,173,025
Net gains (losses) from investments	1,921,078	2,009,871

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,921,078	2,009,871

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,479,075	3,283,972
Contract terminations and surrenders	(452,926)	(511,626)
Death benefit payments	(5,957)	(14,458)
Policy loan transfers	(81,303)	(128,056)
Transfers to other contracts	(1,530,510)	(2,392,203)
Cost of insurance and administration charges	(461,153)	(485,584)
Mortality and expenses charges	(44,865)	(39,719)
Surrender charges	(21,090)	(41,402)
Increase (decrease) in net assets from policy related transactions	(118,729)	(329,076)
Total increase (decrease)	1,802,349	1,680,795

Net assets at beginning of period	8,286,529	6,605,734
Net assets at end of period	$ 10,088,878	$ 8,286,529

See accompanying notes.

		Fidelity VIP		Fidelity VIP
Fidelity VIP		High Income		Asset Manager
High Income		Service		Service
Initial Class		Class 2		Class 2
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 431,086 $	403,278	$ 1,199,874 $	996,074	$ 22,252	$ 27,801
(141,616)	(241,574)	(125,784)	(451,433)	(13,327)	(556,395)
390,990	1,360,485	810,670	2,820,256	175,489	925,239
680,460	1,522,189	1,884,760	3,364,897	184,414	396,645

–	–	–	–	–	–

680,460	1,522,189	1,884,760	3,364,897	184,414	396,645

1,427,857	2,330,652	12,534,209	9,141,141	782,097	851,615
(439,594)	(404,120)	(1,223,180)	(241,334)	(312,471)	(389,992)
(11,522)	(1,425)	(2,711)	(3,197)	–	(1,061)
(136,444)	(34,635)	(148,148)	(140,704)	(9,014)	(108,157)
(994,671)	(702,043)	(10,485,967)	(3,558,919)	(284,828)	(1,504,776)
(295,741)	(298,540)	(391,417)	(279,952)	(28,997)	(42,436)
(20,797)	(20,577)	(39,853)	(27,997)	(3,937)	(5,110)
(8,475)	(31,512)	10,030	2,185	15,156	(9,066)
(479,387)	837,800	252,963	4,891,223	158,006	(1,208,983)
201,073	2,359,989	2,137,723	8,256,120	342,420	(812,338)

5,564,017	3,204,028	14,189,947	5,933,827	1,372,985	2,185,323
$ 5,765,090 x	$5,564,017	$ 16,327,670	$14,189,947	$ 1,715,405	$ 1,372,985

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Fidelity VIP
	Contrafund
	Initial Class
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 673,020	$ 684,260
Total realized gains (losses) on investments	(1,438,585)	(3,908,181)
Change in net unrealized appreciation or depreciation of investments	9,622,199	18,252,357
Net gains (losses) from investments	8,856,634	15,028,436

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	8,856,634	15,028,436

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	6,584,720	7,480,755
Contract terminations and surrenders	(5,253,584)	(3,480,510)
Death benefit payments	(164,207)	(160,913)
Policy loan transfers	(611,878)	(661,142)
Transfers to other contracts	(3,875,273)	(4,775,391)
Cost of insurance and administration charges	(2,975,498)	(3,201,613)
Mortality and expenses charges	(194,696)	(216,154)
Surrender charges	(89,022)	(257,100)
Increase (decrease) in net assets from policy related transactions	(6,579,438)	(5,272,068)
Total increase (decrease)	2,277,196	9,756,368

Net assets at beginning of period	56,891,997	47,135,629
Net assets at end of period	$ 59,169,193	$ 56,891,997

See accompanying notes.

Fidelity VIP		Fidelity VIP		Franklin
Contrafund		Mid Cap		Income
Service		Service		Securities
Class 2		Class 2		Class 2
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 584,743 $	501,177	$ 41,690 $	102,232	$ 763,192	$ 687,873
(2,315,893)	(3,524,502)	(152,548)	(1,806,277)	(214,168)	(635,192)
10,604,493	15,866,423	8,323,572	8,890,474	874,078	2,633,725
8,873,343	12,843,098	8,212,714	7,186,429	1,423,102	2,686,406

–	–	–	–	–	–

8,873,343	12,843,098	8,212,714	7,186,429	1,423,102	2,686,406

34,733,566	18,439,744	20,609,366	10,967,230	6,096,526	3,144,154
(2,519,905)	(1,807,047)	(1,628,294)	(1,282,745)	(344,821)	(606,333)
(50,705)	(18,684)	(10,075)	(8,434)	–	(11,383)
(801,119)	(214,375)	(854,533)	(113,232)	29,308	(53,746)
(25,737,981)	(9,117,588)	(12,834,648)	(6,036,694)	(4,129,380)	(2,087,968)
(1,790,822)	(1,589,524)	(1,145,949)	(847,174)	(319,306)	(264,731)
(174,222)	(136,658)	(112,817)	(76,507)	(36,916)	(30,284)
(75,423)	(91,643)	(7,549)	2,246	3,065	31,295
3,583,389	5,464,225	4,015,501	2,604,690	1,298,476	121,004
12,456,732	18,307,323	12,228,215	9,791,119	2,721,578	2,807,410

51,117,027	32,809,704	26,698,587	16,907,468	10,153,903	7,346,493
$ 63,573,759 $	51,117,027	$ 38,926,802 $	26,698,587	$ 12,875,481	$ 10,153,903

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Franklin
	Mutual
	Global Discovery
	Securities
	Class 2
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 179,170	$ 112,235
Total realized gains (losses) on investments	(89,688)	(104,942)
Change in net unrealized appreciation or depreciation of investments	1,492,926	2,039,192
Net gains (losses) from investments	1,582,408	2,046,485

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,582,408	2,046,485

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	7,848,411	5,732,645
Contract terminations and surrenders	(409,708)	(315,702)
Death benefit payments	(6,285)	–
Policy loan transfers	(31,605)	(12,877)
Transfers to other contracts	(4,808,571)	(2,204,375)
Cost of insurance and administration charges	(311,241)	(198,823)
Mortality and expenses charges	(32,973)	(22,149)
Surrender charges	1,902	641
Increase (decrease) in net assets from policy related transactions	2,249,930	2,979,360
Total increase (decrease)	3,832,338	5,025,845

Net assets at beginning of period	12,140,748	7,114,903
Net assets at end of period	$ 15,973,086	$ 12,140,748

See accompanying notes.

		Franklin		Franklin
Franklin		Rising		Small Cap
Mutual		Dividends		Value
Shares		Securities		Securities
Class 2		Class 2		Class 2
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 130,110	$122,668	$ 46,196	$26,800	$ 68,448	$98,782
(784,709)	(792,109)	(12,872)	(199,506)	(382,473)	(736,086)
1,550,988	2,210,596	610,858	513,927	2,759,850	2,479,823
896,389	1,541,155	644,182	341,221	2,445,825	1,842,519

–	–	–	–	–	–

896,389	1,541,155	644,182	341,221	2,445,825	1,842,519

7,639,940	3,796,683	2,958,233	978,336	6,020,452	5,649,118
(483,412)	(343,827)	(269,706)	(494,530)	(193,850)	(331,516)
(2,745)	(9,148)	–	–	(2,989)	(2,163)
(219,797)	(43,262)	(4,312)	(12,160)	(224,235)	(32,648)
(5,757,684)	(2,290,301)	(925,724)	(507,359)	(3,900,161)	(3,564,712)
(173,092)	(151,603)	(78,626)	(51,049)	(229,440)	(137,338)
(20,131)	(17,370)	(8,213)	(5,595)	(25,545)	(15,560)
12,447	1,291	(2,858)	27,686	6,614	17,482
995,526	942,463	1,668,794	(64,671)	1,450,846	1,582,663
1,891,915	2,483,618	2,312,976	276,550	3,896,671	3,425,182

7,752,224	5,268,606	1,917,515	1,640,965	7,895,865	4,470,683
$ 9,644,139	$7,752,224	$ 4,230,491	$1,917,515	$ 11,792,536	$7,895,865

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Franklin
	Strategic Income
	Securities
	Class 2
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 214,718	$ 66,002
Total realized gains (losses) on investments	160,857	(6,260)
Change in net unrealized appreciation or depreciation of investments	92,460	159,522
Net gains (losses) from investments	468,035	219,264

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	468,035	219,264

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,760,811	2,821,743
Contract terminations and surrenders	(36,546)	–
Death benefit payments	(15,686)	–
Policy loan transfers	319	–
Transfers to other contracts	(1,935,259)	(336,796)
Cost of insurance and administration charges	(96,203)	(19,092)
Mortality and expenses charges	(9,085)	(1,737)
Surrender charges	2,822	–
Increase (decrease) in net assets from policy related transactions	2,671,173	2,464,118
Total increase (decrease)	3,139,208	2,683,382

Net assets at beginning of period	2,936,683	253,301
Net assets at end of period	$ 6,075,891	$ 2,936,683

(1) Commenced operations November 23, 2009.
(2) Represented the operations of Mortgage Securities Division until July 16, 2010 name change.

See accompanying notes.

		Goldman Sachs
Franklin		VIT Structured		Government
U.S. Government		Small Cap		& High
Fund		Equity Service		Quality
Class 2		Class I		Bond
Division (1)		Division		Division (2)
2010	2009	2010	2009	2010	2009

$ 2,995	$ –	$ 4,790	$ 3,805	$ 1,169,578	$199,046
1,666	–	62,183	(139,840)	108,423	(38,169)
222	–	135,343	259,279	(999,967)	(32,987)
4,883	–	202,316	123,244	278,034	127,890

–	–	–	–	–	–

4,883	–	202,316	123,244	278,034	127,890

590,509	–	637,555	338,009	49,370,377	5,509,871
–	–	(8,663)	(4,973)	(1,158,067)	(58,372)
–	–	–	–	(40,901)	–
–	–	(76,317)	(758)	(195,127)	(106)
(428,352)	–	(135,730)	(413,428)	(6,606,890)	(3,537,120)
(3,657)	–	(21,147)	(13,973)	(1,060,681)	(63,732)
(363)	–	(2,410)	(1,595)	(92,688)	(5,380)
–	–	(286)	(135)	(50,867)	(8,882)
158,137	–	393,002	(96,853)	40,165,156	1,836,279
163,020	–	595,318	26,391	40,443,190	1,964,169

–	–	371,513	345,122	1,967,188	3,019
$ 163,020	$ –	$ 966,831	$ 371,513	$ 42,410,378	$1,967,188

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	International
	Emerging
	Markets
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 374,010	$ 420,439
Total realized gains (losses) on investments	(458,351)	(3,105,416)
Change in net unrealized appreciation or depreciation of investments	5,849,295	13,577,208
Net gains (losses) from investments	5,764,954	10,892,231

Payment from Affiliate	–	29,795

Net increase (decrease) in net assets resulting from operations	5,764,954	10,922,026

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	14,594,220	12,643,719
Contract terminations and surrenders	(1,395,553)	(1,815,109)
Death benefit payments	(68,182)	(106,313)
Policy loan transfers	(424,675)	(276,508)
Transfers to other contracts	(8,473,818)	(4,808,539)
Cost of insurance and administration charges	(1,849,753)	(1,561,839)
Mortality and expenses charges	(151,394)	(108,619)
Surrender charges	(140,761)	(139,535)
Increase (decrease) in net assets from policy related transactions	2,090,084	3,827,257
Total increase (decrease)	7,855,038	14,749,283

Net assets at beginning of period	29,413,299	14,664,016
Net assets at end of period	$ 37,268,337	$ 29,413,299

(1) Represented the operations of AIM V.I. Capital Appreciation Series I Division until May 24, 2010 name change.
(2) Represented the operations of AIM V.I. Capital Appreciation Series II Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. Core Equity Series I Division until May 24, 2010 name change.

See accompanying notes.

Invesco V.I.		Invesco V.I.
Capital		Capital		Invesco V.I.
Appreciation		Appreciation		Core Equity
Series I		Series II		Series I
Division (1)		Division (2)		Division (3)
2010	2009	2010	2009	2010	2009

$ 17,034	$14,058	$ 2,997	$2,293	$ 86,142	$ 123,765
(86,557)	(186,458)	18,146	(26,093)	51,296	(240,521)
400,426	623,083	60,791	149,131	671,587	1,806,859
330,903	450,683	81,934	125,331	809,025	1,690,103

–	–	–	–	–	–

330,903	450,683	81,934	125,331	809,025	1,690,103

385,558	625,387	343,754	552,034	2,610,318	1,895,383
(161,793)	(66,114)	(37,143)	(15,692)	(562,424)	(279,728)
–	(5,543)	(1,576)	–	(6,917)	(7,928)
(44,232)	(4,356)	(11,005)	(4,817)	(70,542)	(140,293)
(377,311)	(431,094)	(582,310)	(36,816)	(699,098)	(1,142,323)
(99,921)	(106,256)	(57,170)	(71,525)	(370,729)	(362,761)
(9,356)	(9,355)	(4,712)	(4,767)	(34,143)	(30,832)
(748)	(5,630)	(12,636)	(6,152)	160	(28,112)
(307,803)	(2,961)	(362,798)	412,265	866,625	(96,594)
23,100	447,722	(280,864)	537,596	1,675,650	1,593,509

2,411,539	1,963,817	910,342	372,746	7,608,684	6,015,175
$ 2,434,639	$2,411,539	$ 629,478	$910,342	$ 9,284,334	$ 7,608,684

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Invesco V.I.
	Core Equity
	Series II
	Division (1)
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 53,095	$ 78,117
Total realized gains (losses) on investments	514	(102,445)
Change in net unrealized appreciation or depreciation of investments	567,762	1,117,162
Net gains (losses) from investments	621,371	1,092,834

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	621,371	1,092,834

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,796,881	2,372,352
Contract terminations and surrenders	(148,278)	(99,064)
Death benefit payments	(4,465)	(14,289)
Policy loan transfers	(66,335)	(46,584)
Transfers to other contracts	(964,433)	(417,810)
Cost of insurance and administration charges	(518,602)	(429,662)
Mortality and expenses charges	(41,724)	(26,974)
Surrender charges	(64,053)	(61,354)
Increase (decrease) in net assets from policy related transactions	988,991	1,276,615
Total increase (decrease)	1,610,362	2,369,449

Net assets at beginning of period	5,877,336	3,507,887
Net assets at end of period	$ 7,487,698	$ 5,877,336

(1) Represented the operations of AIM V.I. Core Equity Series II Division until May 24, 2010 name change.
(2) Represented the operations of AIM V.I. Dynamics Series I Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. Global Health Care Series I Division until May 24, 2010 name change.
(4) Represented the operations of AIM V.I. International Growth Series I Division until May 24, 2010 name change.

See accompanying notes.

		Invesco V.I.		Invesco V.I.
Invesco V.I.		Global		International
Dynamics		Health Care		Growth
Series I		Series I		Series I
Division (2)		Division (3)		Division (4)
2010	2009	2010	2009	2010	2009

$ (26)	$(20)	$ (72)	$22,045	$ 176,816	$85,969
(23,027)	(90,317)	(119,801)	(364,124)	(82,002)	(619,635)
472,194	622,424	492,994	1,839,795	847,650	2,257,639
449,141	532,087	373,121	1,497,716	942,464	1,723,973

–	–	–	–	–	–

449,141	532,087	373,121	1,497,716	942,464	1,723,973

765,352	656,853	2,590,694	2,249,234	10,292,924	3,504,469
(138,966)	(29,055)	(407,007)	(336,662)	(272,379)	(633,592)
–	–	(4,330)	(352)	(2,883)	(90)
(6,773)	(5,238)	(66,688)	(103,738)	(11,170)	(25,169)
(453,550)	(245,521)	(1,813,099)	(1,032,413)	(9,010,526)	(1,781,174)
(61,370)	(49,298)	(308,863)	(298,860)	(146,256)	(121,062)
(5,636)	(4,368)	(28,361)	(24,036)	(16,682)	(13,884)
3,130	(5,076)	(33,509)	(35,156)	3,222	29,186
102,187	318,297	(71,163)	418,017	836,250	958,684
551,328	850,384	301,958	1,915,733	1,778,714	2,682,657

1,903,534	1,053,150	7,205,126	5,289,393	7,166,134	4,483,477
$ 2,454,862	$1,903,534	$ 7,507,084	$7,205,126	$ 8,944,848	$7,166,134

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Invesco V.I.
	Mid Cap
	Core Equity
	Series II
	Division (1)
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 2,399	$ 4,216
Total realized gains (losses) on investments	9,980	(15,665)
Change in net unrealized appreciation or depreciation of investments	76,105	128,887
Net gains (losses) from investments	88,484	117,438

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	88,484	117,438

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	279,598	241,856
Contract terminations and surrenders	(5,257)	–
Death benefit payments	(2,816)	–
Policy loan transfers	(10,556)	–
Transfers to other contracts	(32,508)	(24,450)
Cost of insurance and administration charges	(13,718)	(6,295)
Mortality and expenses charges	(1,580)	(743)
Surrender charges	(237)	–
Increase (decrease) in net assets from policy related transactions	212,926	210,368
Total increase (decrease)	301,410	327,806

Net assets at beginning of period	462,042	134,236
Net assets at end of period	$ 763,452	$ 462,042

(1) Represented the operations of AIM V.I. Mid Cap Core Equity Series II Division until May 24, 2010 name change.
(2) Represented the operations of AIM V.I. Small Cap Equity Series I Division until May 24, 2010 name change.
(3) Represented the operations of AIM V.I. Technology Series I Division until May 24, 2010 name change.

See accompanying notes.

Invesco V.I.				Janus
Small Cap		Invesco V.I.		Aspen
Equity		Technology		Balanced
Series I		Series I		Service Shares
Division (2)		Division (3)		Division
2010	2009	2010	2009	2010	2009

$ (51)	$7,509	$ (286)	$(229)	$ 92,463	$ 50,473
196,881	(514,249)	471,592	(316,417)	103,077	15,877
1,393,352	1,385,153	286,319	1,614,463	87,409	281,132
1,590,182	878,413	757,625	1,297,817	282,949	347,482

–	–	–	–	–	–

1,590,182	878,413	757,625	1,297,817	282,949	347,482

4,610,794	2,680,713	2,234,534	1,954,881	2,074,143	2,368,766
(188,565)	(79,566)	(615,665)	(64,041)	(172,870)	(54,994)
(2,703)	(9,012)	–	(5,268)	–	–
(181,473)	(52,309)	(122,803)	(16,503)	(2,581)	860
(3,194,584)	(1,768,604)	(1,999,756)	(1,348,209)	(1,194,996)	(567,612)
(158,994)	(134,365)	(138,207)	(117,676)	(64,217)	(23,680)
(15,634)	(12,974)	(12,820)	(10,501)	(6,453)	(2,856)
(2,702)	(3,375)	19,463	(7,839)	9,780	3,538
866,139	620,508	(635,254)	384,844	642,806	1,724,022
2,456,321	1,498,921	122,371	1,682,661	925,755	2,071,504

4,873,329	3,374,408	3,675,167	1,992,506	3,066,711	995,207
$ 7,329,650	$4,873,329	$ 3,797,538	$3,675,167	$ 3,992,466	$ 3,066,711

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Janus
	Aspen
	Enterprise
	Service Shares
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (121)	$ (77)
Total realized gains (losses) on investments	148,802	(351,548)
Change in net unrealized appreciation or depreciation of investments	1,697,151	2,361,747
Net gains (losses) from investments	1,845,832	2,010,122

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,845,832	2,010,122

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,451,181	3,105,612
Contract terminations and surrenders	(425,442)	(255,954)
Death benefit payments	(3,966)	(484)
Policy loan transfers	(41,880)	(58,669)
Transfers to other contracts	(1,554,317)	(1,853,138)
Cost of insurance and administration charges	(245,339)	(220,116)
Mortality and expenses charges	(22,435)	(18,600)
Surrender charges	(4,197)	(27,046)
Increase (decrease) in net assets from policy related transactions	1,153,605	671,605
Total increase (decrease)	2,999,437	2,681,727

Net assets at beginning of period	6,720,485	4,038,758
Net assets at end of period	$ 9,719,922	$ 6,720,485

See accompanying notes.

Janus		Janus		Janus
Aspen		Aspen		Aspen
Flexible Bond		Forty		Overseas
Service Shares		Service Shares		Service Shares
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 1,743,290	$764,308	$ 5,407	$ 3	$ 44,090	$ 17,447
808,485	329,150	5,301	3,963	(81,713)	(676,922)
(494,213)	975,251	152,670	21,095	1,914,960	2,881,119
2,057,562	2,068,709	163,378	25,061	1,877,337	2,221,644

–	–	–	–	–	–

2,057,562	2,068,709	163,378	25,061	1,877,337	2,221,644

23,966,495	20,368,016	3,936,213	299,862	4,523,925	3,191,910
(1,264,760)	(691,006)	(123,628)	–	(79,252)	(138,055)
(21,497)	(7,804)	(1,553)	–	–	–
(541,908)	(92,827)	(2,986)	–	(12,878)	(40,303)
(12,950,252)	(4,886,321)	(1,555,488)	(17,154)	(2,164,696)	(1,682,168)
(729,137)	(329,901)	(130,665)	(6,306)	(163,525)	(106,553)
(73,524)	(36,532)	(7,920)	(264)	(18,651)	(12,096)
66,493	44,356	12,510	–	2,904	5,266
8,451,910	14,367,981	2,126,483	276,138	2,087,827	1,218,001
10,509,472	16,436,690	2,289,861	301,199	3,965,164	3,439,645

25,116,282	8,679,592	302,393	1,194	6,165,753	2,726,108
$ 35,625,754	$25,116,282	$ 2,592,254	$ 302,393	$ 10,130,917	$ 6,165,753

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Janus
	Aspen
	Worldwide
	Service Shares
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 3,264	$ 7,840
Total realized gains (losses) on investments	844	(93,431)
Change in net unrealized appreciation or depreciation of investments	94,476	309,744
Net gains (losses) from investments	98,584	224,153

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	98,584	224,153

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	258,484	343,631
Contract terminations and surrenders	(95,270)	(13,234)
Death benefit payments	(741)	(6,181)
Policy loan transfers	(1,276)	(14,161)
Transfers to other contracts	(107,819)	(430,303)
Cost of insurance and administration charges	(14,161)	(14,711)
Mortality and expenses charges	(1,728)	(1,691)
Surrender charges	4,280	585
Increase (decrease) in net assets from policy related transactions	41,769	(136,065)
Total increase (decrease)	140,353	88,088

Net assets at beginning of period	625,289	537,201
Net assets at end of period	$ 765,642	$ 625,289

(1) Commenced operations April 24, 2009.

See accompanying notes.

JPMorgan		JPMorgan
Core Bond		Small Cap Core		LargeCap
Class 1		Class 1		Blend II
Division (1)		Division (1)		Division
2010	2009	2010	2009	2010	2009

$ 67,586	$ –	$ –	$ 6,557	$ 295,673	$170,341
86,933	16,744	334,024	161,597	(805,560)	(1,022,233)
(581)	61,952	416,854	555,556	2,020,200	3,425,038
153,938	78,696	750,878	723,710	1,510,313	2,573,146

–	–	–	–	–	–

153,938	78,696	750,878	723,710	1,510,313	2,573,146

1,431,015	2,391,389	3,492,399	3,310,237	3,770,227	3,462,815
(233,715)	(173,767)	(127,620)	(184,317)	(433,786)	(354,087)
–	–	(4,649)	–	(19,849)	(15,747)
551	(574)	6,098	13,860	(207,017)	(52,496)
(815,333)	(803,244)	(3,433,037)	(829,786)	(2,377,604)	(1,401,097)
(38,747)	(23,488)	(65,554)	(37,829)	(717,559)	(752,940)
(4,817)	(2,763)	(7,804)	(4,371)	(63,050)	(53,632)
12,255	(11,171)	4,724	10,072	(85,192)	(102,873)
351,209	1,376,382	(135,443)	2,277,866	(133,830)	729,943
505,147	1,455,078	615,435	3,001,576	1,376,483	3,303,089

1,455,078	–	3,001,576	–	11,639,190	8,336,101
$ 1,960,225	$ 1,455,078	$ 3,617,011	$ 3,001,576	$ 13,015,673	$11,639,190

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	LargeCap
	Growth
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 15,361	$ 150,687
Total realized gains (losses) on investments	(379,315)	(1,005,024)
Change in net unrealized appreciation or depreciation of investments	4,523,695	5,802,913
Net gains (losses) from investments	4,159,741	4,948,576

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	4,159,741	4,948,576

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	6,146,728	6,148,633
Contract terminations and surrenders	(1,431,620)	(1,146,804)
Death benefit payments	(27,851)	(37,427)
Policy loan transfers	(242,629)	(282,129)
Transfers to other contracts	(3,456,040)	(2,554,883)
Cost of insurance and administration charges	(1,405,816)	(1,444,126)
Mortality and expenses charges	(95,751)	(97,645)
Surrender charges	(37,772)	(88,457)
Increase (decrease) in net assets from policy related transactions	(550,751)	497,162
Total increase (decrease)	3,608,990	5,445,738

Net assets at beginning of period	23,256,106	17,810,368
Net assets at end of period	$ 26,865,096	$ 23,256,106

See accompanying notes.

LargeCap		LargeCap		LargeCap
Growth I		S&P 500 Index		Value
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 113,553	$ 33,086	$ 317,178	$ 756,150	$ 797,956 $	2,018,572
750,693	(1,528,477)	(135,398)	(756,241)	(1,901,515)	(2,872,369)
14,841,144	30,688,338	2,829,774	4,224,709	7,195,187	7,174,056
15,705,390	29,192,947	3,011,554	4,224,618	6,091,628	6,320,259

–	–	–	–	–	–

15,705,390	29,192,947	3,011,554	4,224,618	6,091,628	6,320,259

13,310,380	12,958,899	5,894,263	5,274,864	5,408,604	5,611,413
(5,332,510)	(3,684,056)	(1,286,129)	(989,591)	(2,517,859)	(1,865,182)
(136,787)	(99,331)	(117,007)	(2,671)	(75,882)	(196,733)
(888,213)	(732,864)	(246,781)	(272,955)	(301,911)	(350,517)
(6,251,230)	(5,402,293)	(2,164,560)	(1,800,882)	(2,081,267)	(2,641,141)
(4,453,429)	(4,601,138)	(1,341,037)	(1,352,147)	(2,494,200)	(2,644,240)
(322,271)	(320,416)	(98,355)	(93,689)	(185,107)	(181,554)
(160,597)	(334,627)	(87,699)	(179,190)	(64,644)	(151,488)
(4,234,657)	(2,215,826)	552,695	583,739	(2,312,266)	(2,419,442)
11,470,733	26,977,121	3,564,249	4,808,357	3,779,362	3,900,817

83,747,727	56,770,606	20,275,375	15,467,018	45,490,568	41,589,751
$ 95,218,460	$ 83,747,727	$ 23,839,624	$ 20,275,375	$ 49,269,930	$45,490,568

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	LargeCap
	Value III
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 249,166	$ 438,886
Total realized gains (losses) on investments	(882,185)	(1,869,400)
Change in net unrealized appreciation or depreciation of investments	2,320,846	3,742,324
Net gains (losses) from investments	1,687,827	2,311,810

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,687,827	2,311,810

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,016,514	4,378,500
Contract terminations and surrenders	(567,648)	(485,138)
Death benefit payments	(12,628)	(40,599)
Policy loan transfers	(139,983)	(316,361)
Transfers to other contracts	(2,040,482)	(2,628,037)
Cost of insurance and administration charges	(852,251)	(923,515)
Mortality and expenses charges	(76,944)	(68,862)
Surrender charges	(99,618)	(103,091)
Increase (decrease) in net assets from policy related transactions	(773,040)	(187,103)
Total increase (decrease)	914,787	2,124,707

Net assets at beginning of period	13,847,674	11,722,967
Net assets at end of period	$ 14,762,461	$ 13,847,674

See accompanying notes.

				MFS® VIT
MFS® VIT		MFS® VIT		MidCap
Global Equity		Growth		Growth
Class		Class		Class
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 5,621	$ 9,238	$ –	$ 328	$ –	$ –
2,687	(33,640)	139,906	(108,041)	47,000	(189,331)
62,622	178,260	283,712	573,224	40,587	298,051
70,930	153,858	423,618	465,511	87,587	108,720

–	–	–	–	–	–

70,930	153,858	423,618	465,511	87,587	108,720

222,763	266,865	4,120,752	1,689,922	346,815	323,945
–	(2,127)	(122,902)	(49,163)	(9,168)	(19,951)
–	(106)	(708)	(965)	–	–
(2,266)	(919)	(16,596)	(1,577)	(2,353)	–
(196,856)	(155,460)	(2,860,584)	(576,201)	(176,498)	(359,813)
(15,276)	(7,898)	(64,727)	(29,332)	(9,417)	(8,047)
(1,680)	(874)	(6,763)	(3,177)	(1,131)	(936)
–	(203)	5,446	2,349	(53)	1,283
6,685	99,278	1,053,918	1,031,856	148,195	(63,519)
77,615	253,136	1,477,536	1,497,367	235,782	45,201

537,057	283,921	2,364,492	867,125	287,362	242,161
$ 614,672	$ 537,057	$ 3,842,028	$ 2,364,492	$ 523,144	$ 287,362

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	MFS® VIT
	New Discovery
	Class
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ –	$ –
Total realized gains (losses) on investments	196,087	(435,622)
Change in net unrealized appreciation or depreciation of investments	1,286,633	1,182,837
Net gains (losses) from investments	1,482,720	747,215

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,482,720	747,215

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,720,014	2,173,207
Contract terminations and surrenders	(215,534)	(26,033)
Death benefit payments	(3,450)	(3,594)
Policy loan transfers	1,612	(17,375)
Transfers to other contracts	(1,061,017)	(919,829)
Cost of insurance and administration charges	(134,932)	(69,719)
Mortality and expenses charges	(13,046)	(5,784)
Surrender charges	3,227	(3,734)
Increase (decrease) in net assets from policy related transactions	2,296,874	1,127,139
Total increase (decrease)	3,779,594	1,874,354

Net assets at beginning of period	3,023,685	1,149,331
Net assets at end of period	$ 6,803,279	$ 3,023,685

See accompanying notes.

MFS® VIT
Research		MFS® VIT		MFS® VIT
International		Total Return		Utilities
Class		Class		Class
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 11,619	$ 79	$ 1,418	$ –	$ 6,148	$ 700
3,553	1,152	4,554	249	10,122	279
114,392	10,850	23,388	1,588	36,212	14,223
129,564	12,081	29,360	1,837	52,482	15,202

–	–	–	–	–	–

129,564	12,081	29,360	1,837	52,482	15,202

1,254,875	571,364	611,562	44,956	324,122	118,189
(10,621)	–	(721)	–	(4,772)	–
–	–	–	–	–	–
5,662	–	(339)	–	(363)	–
(484,356)	(206,114)	(169,867)	(1,675)	(61,056)	(1,533)
(17,220)	(1,759)	(6,810)	(443)	(25,138)	(5,524)
(1,738)	(171)	(408)	(20)	(1,219)	(209)
596	–	73	–	483	–
747,198	363,320	433,490	42,818	232,057	110,923
876,762	375,401	462,850	44,655	284,539	126,125

378,041	2,640	44,655	–	136,391	10,266
$ 1,254,803	$ 378,041	$ 507,505	$ 44,655	$ 420,930	$ 136,391

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	MFS® VIT
	Value
	Class
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 140,653	$ 97,898
Total realized gains (losses) on investments	(257,081)	(787,134)
Change in net unrealized appreciation or depreciation of investments	1,446,891	2,525,407
Net gains (losses) from investments	1,330,463	1,836,171

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,330,463	1,836,171

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,843,618	6,120,221
Contract terminations and surrenders	(417,437)	(872,344)
Death benefit payments	(5,646)	(8,105)
Policy loan transfers	(129,511)	(195,167)
Transfers to other contracts	(2,558,227)	(2,860,959)
Cost of insurance and administration charges	(266,826)	(181,892)
Mortality and expenses charges	(29,331)	(20,457)
Surrender charges	14,091	54,343
Increase (decrease) in net assets from policy related transactions	2,450,731	2,035,640
Total increase (decrease)	3,781,194	3,871,811

Net assets at beginning of period	9,922,238	6,050,427
Net assets at end of period	$ 13,703,432	$ 9,922,238

See accompanying notes.

				Neuberger
				Berman AMT
MidCap		Money		Guardian
Blend		Market		I Class
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 2,351,682	$ 460,320	$ (4,272)	$ 501,385	$ 5,065	$ 14,565
(787,199)	(46,503)	–	–	141,664	(83,146)
21,132,013	17,936,142	13	3	93,501	365,887
22,696,496	18,349,959	(4,259)	501,388	240,230	297,306

–	–	–	–	–	–

22,696,496	18,349,959	(4,259)	501,388	240,230	297,306

48,684,049	12,680,530	142,527,199	173,805,074	276,286	1,577,471
(6,163,092)	(4,307,097)	(33,631,692)	(20,676,899)	(15,453)	(21,469)
(166,664)	(234,276)	(298,690)	(312,503)	–	–
(1,292,883)	(772,312)	(2,952,650)	(3,732,243)	(12,402)	13
(10,242,310)	(6,807,385)	(104,481,856)	(123,618,823)	(571,296)	(725,562)
(4,543,206)	(3,741,165)	(8,189,844)	(9,267,182)	(19,489)	(12,700)
(314,456)	(228,154)	(711,224)	(748,608)	(2,213)	(1,452)
(256,598)	(334,403)	21,029	(1,308,590)	(698)	(485)
25,704,840	(3,744,262)	(7,717,728)	14,140,226	(345,265)	815,816
48,401,336	14,605,697	(7,721,987)	14,641,614	(105,035)	1,113,122

72,045,578	57,439,881	200,345,768	185,704,154	1,496,226	383,104
$ 120,446,914	$ 72,045,578	$ 192,623,781	$ 200,345,768	$ 1,391,191	$ 1,496,226

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Neuberger
	Berman AMT
	Partners
	I Class
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 28,956	$ 87,568
Total realized gains (losses) on investments	(785,177)	(350,153)
Change in net unrealized appreciation or depreciation of investments	1,352,118	1,751,466
Net gains (losses) from investments	595,897	1,488,881

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	595,897	1,488,881

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,745,509	2,422,207
Contract terminations and surrenders	(329,966)	(101,114)
Death benefit payments	–	–
Policy loan transfers	(2,296)	(6,930)
Transfers to other contracts	(2,543,292)	(1,460,129)
Cost of insurance and administration charges	(102,544)	(71,775)
Mortality and expenses charges	(10,961)	(7,912)
Surrender charges	13,443	6,505
Increase (decrease) in net assets from policy related transactions	(230,107)	780,852
Total increase (decrease)	365,790	2,269,733

Net assets at beginning of period	4,174,663	1,904,930
Net assets at end of period	$ 4,540,453	$ 4,174,663

(1) Commenced operations November 23, 2009.

See accompanying notes.

Neuberger		Oppenheimer		PIMCO
Berman AMT		Main Street		High Yield
Small-Cap Growth		Small Cap		Administrative
S Class		Service Shares		Class
Division		Division		Division (1)
2010	2009	2010	2009	2010	2009

$ –	$ –	$ 490	$ 8	$ 13,562	$ –
(339)	(17,531)	9,153	185	5,881	–
50,139	53,430	31,795	4,742	5,124	–
49,800	35,899	41,438	4,935	24,567	–

–	–	–	–	–	–

49,800	35,899	41,438	4,935	24,567	–

76,150	116,723	171,933	91,564	664,600	–
(7,127)	–	(10,453)	–	–	–
–	–	(465)	–	–	–
–	–	(372)	–	(25,585)	–
(48,627)	(47,436)	(18,150)	(3,427)	(94,422)	–
(4,146)	(3,002)	(7,296)	(1,648)	(9,048)	–
(502)	(340)	(550)	(92)	(999)	–
(322)	–	586	–	–	–
15,426	65,945	135,233	86,397	534,546	–
65,226	101,844	176,671	91,332	559,113	–

243,787	141,943	92,043	711	–	–
$ 309,013	$ 243,787	$ 268,714	$ 92,043	$ 559,113	$ –

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	PIMCO
	Real Return
	Administrative
	Class
	Division (1)
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 13,393	$ 125
Total realized gains (losses) on investments	29,085	1,882
Change in net unrealized appreciation or depreciation of investments	11,515	(3,436)
Net gains (losses) from investments	53,993	(1,429)

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	53,993	(1,429)

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,511,553	202,420
Contract terminations and surrenders	(195,445)	–
Death benefit payments	–	–
Policy loan transfers	450	–
Transfers to other contracts	(1,125,423)	(50,026)
Cost of insurance and administration charges	(20,832)	(237)
Mortality and expenses charges	(2,102)	(41)
Surrender charges	10,959	–
Increase (decrease) in net assets from policy related transactions	1,179,160	152,116
Total increase (decrease)	1,233,153	150,687

Net assets at beginning of period	150,687	–
Net assets at end of period	$ 1,383,840	$ 150,687

(1) Commenced operations November 23, 2009.

See accompanying notes.

PIMCO		PIMCO		Principal
Short-Term		Total Return		LifeTime
Administrative		Administrative		Strategic
Class		Class		Income
Division (1)		Division (1)		Division
2010	2009	2010	2009	2010	2009

$ 2,755	$ 128	$ 92,530	$ 1,024	$ 160,337	$ 83,324
2,060	1,175	212,642	7,776	129,197	(89,919)
505	(1,403)	(90,349)	(11,000)	77,583	353,492
5,320	(100)	214,823	(2,200)	367,117	346,897

–	–	–	–	–	–

5,320	(100)	214,823	(2,200)	367,117	346,897

863,164	130,390	9,654,838	814,076	2,355,822	2,297,635
(110,716)	–	(277,405)	–	(116,094)	(6,855)
–	–	–	–	(13,238)	–
1,576	–	(43,315)	–	13,480	(37,893)
(273,580)	(1)	(4,119,728)	(83,131)	(847,383)	(706,531)
(5,933)	(187)	(113,868)	(467)	(106,865)	(45,329)
(511)	(8)	(11,847)	(43)	(10,626)	(4,066)
6,208	–	15,555	–	5,783	(1,974)
480,208	130,194	5,104,230	730,435	1,280,879	1,494,987
485,528	130,094	5,319,053	728,235	1,647,996	1,841,884

130,094	–	728,235	–	2,462,034	620,150
$ 615,622	$ 130,094	$ 6,047,288	$ 728,235	$ 4,110,030	$ 2,462,034

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Principal
	LifeTime
	2010
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 282,512	$ 172,094
Total realized gains (losses) on investments	520,438	(499,192)
Change in net unrealized appreciation or depreciation of investments	81,983	1,420,702
Net gains (losses) from investments	884,933	1,093,604

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	884,933	1,093,604

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,964,173	4,720,908
Contract terminations and surrenders	(217,303)	(8,182)
Death benefit payments	(19,136)	–
Policy loan transfers	(5,746)	(42,480)
Transfers to other contracts	(3,114,261)	(2,068,722)
Cost of insurance and administration charges	(217,620)	(120,014)
Mortality and expenses charges	(21,618)	(11,611)
Surrender charges	9,185	(2,071)
Increase (decrease) in net assets from policy related transactions	1,377,674	2,467,828
Total increase (decrease)	2,262,607	3,561,432

Net assets at beginning of period	5,524,373	1,962,941
Net assets at end of period	$ 7,786,980	$ 5,524,373

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2020		2030		2040
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 809,607	$ 445,349	$ 377,339	$ 208,127	$ 211,954	$ 150,674
568,225	(1,548,083)	462,112	(1,131,869)	213,551	(335,748)
1,730,968	4,760,302	1,693,856	3,883,602	978,370	1,818,737
3,108,800	3,657,568	2,533,307	2,959,860	1,403,875	1,633,663

–	–	–	–	–	–

3,108,800	3,657,568	2,533,307	2,959,860	1,403,875	1,633,663

11,304,780	12,135,441	8,429,567	7,944,630	4,466,753	3,661,525
(890,305)	(133,665)	(463,974)	(262,695)	(229,298)	(122,232)
(60,564)	–	(28,175)	–	(2,845)	–
(161,191)	(31,894)	(28,275)	(145,586)	(141,453)	41,842
(5,111,534)	(4,455,016)	(3,556,558)	(2,386,535)	(2,092,519)	(963,990)
(719,080)	(583,591)	(888,228)	(778,364)	(689,807)	(613,278)
(72,177)	(47,456)	(77,537)	(52,891)	(56,668)	(37,797)
(39,591)	(99,283)	(148,282)	(131,929)	(59,931)	(77,458)
4,250,338	6,784,536	3,238,538	4,186,630	1,194,232	1,888,612
7,359,138	10,442,104	5,771,845	7,146,490	2,598,107	3,522,275

17,405,073	6,962,969	13,669,409	6,522,919	7,770,752	4,248,477
$ 24,764,211	$ 17,405,073	$ 19,441,254	$ 13,669,409	$ 10,368,859	$ 7,770,752

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Principal
	LifeTime
	2050
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 130,709	$ 102,660
Total realized gains (losses) on investments	(23,938)	(444,411)
Change in net unrealized appreciation or depreciation of investments	925,304	1,586,495
Net gains (losses) from investments	1,032,075	1,244,744

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	1,032,075	1,244,744

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	2,535,773	2,641,843
Contract terminations and surrenders	(324,970)	(92,563)
Death benefit payments	–	–
Policy loan transfers	(82,048)	(50,097)
Transfers to other contracts	(988,649)	(803,616)
Cost of insurance and administration charges	(512,029)	(469,908)
Mortality and expenses charges	(41,840)	(29,396)
Surrender charges	(82,575)	(57,143)
Increase (decrease) in net assets from policy related transactions	503,662	1,139,120
Total increase (decrease)	1,535,737	2,383,864

Net assets at beginning of period	5,756,816	3,372,952
Net assets at end of period	$ 7,292,553	$ 5,756,816

See accompanying notes.

Putnam VT		Putnam VT
Growth &		International		Putnam VT
Income		Equity		Voyager
Class IB		Class IB		Class IB
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 4,200	$5,197	$ 60,436	$–	$ 297,423	$150,500
(22,271)	(37,498)	(323,040)	(759,654)	85,903	(850,728)
51,842	99,907	413,904	1,117,248	4,177,020	9,817,200
33,771	67,606	151,300	357,594	4,560,346	9,116,972

–	–	–	–	–	–

33,771	67,606	151,300	357,594	4,560,346	9,116,972

42,646	131,420	630,997	815,271	4,866,273	4,202,427
(28,173)	(33,270)	(210,811)	(80,050)	(2,140,956)	(1,383,195)
–	(1,897)	(2,120)	(5,783)	(73,467)	(16,447)
(4,458)	(42)	(21,900)	(11,355)	(331,177)	(278,584)
(70,516)	(48,759)	(613,180)	(1,047,010)	(1,551,403)	(1,947,557)
(4,268)	(5,555)	(36,390)	(39,859)	(1,420,820)	(1,492,158)
(666)	(713)	(4,766)	(4,759)	(94,152)	(101,593)
(1,215)	(17)	4,393	2,154	(28,333)	(97,101)
(66,650)	41,167	(253,777)	(371,391)	(774,035)	(1,114,208)
(32,879)	108,773	(102,477)	(13,797)	3,786,311	8,002,764

272,124	163,351	1,763,602	1,777,399	22,852,428	14,849,664
$ 239,245	$272,124	$ 1,661,125	$1,763,602	$ 26,638,739	$22,852,428

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Real Estate
	Securities
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 1,114,038	$ 1,044,371
Total realized gains (losses) on investments	(1,846,551)	(6,896,949)
Change in net unrealized appreciation or depreciation of investments	8,830,198	12,830,102
Net gains (losses) from investments	8,097,685	6,977,524

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	8,097,685	6,977,524

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	17,188,525	10,839,026
Contract terminations and surrenders	(1,854,160)	(2,325,011)
Death benefit payments	(46,210)	(61,467)
Policy loan transfers	(404,522)	(277,795)
Transfers to other contracts	(11,892,770)	(7,416,604)
Cost of insurance and administration charges	(1,535,540)	(1,698,097)
Mortality and expenses charges	(138,388)	(133,622)
Surrender charges	(88,298)	(298,302)
Increase (decrease) in net assets from policy related transactions	1,228,637	(1,371,872)
Total increase (decrease)	9,326,322	5,605,652

Net assets at beginning of period	31,571,436	25,965,784
Net assets at end of period	$ 40,897,758	$ 31,571,436

See accompanying notes.

		SAM		SAM
SAM		Conservative		Conservative
Balanced		Balanced		Growth
Portfolio		Portfolio		Portfolio
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 510,454	$253,014	$ 226,530	$73,181	$ 619,104	$597,538
117,432	(1,301)	73,348	(40,489)	(458,012)	344,279
1,352,372	1,510,341	329,002	468,029	2,901,607	2,421,879
1,980,258	1,762,054	628,880	500,721	3,062,699	3,363,696

–	–	–	–	–	–

1,980,258	1,762,054	628,880	500,721	3,062,699	3,363,696

11,841,230	8,006,691	7,577,757	2,370,937	9,612,285	10,314,145
(480,318)	(169,980)	(260,106)	(56,764)	(410,608)	(232,226)
(66,571)	–	(2,690)	(670)	(16,544)	(5,162)
(359,082)	(284,447)	(95,543)	51,352	(398,897)	(13,225)
(2,798,799)	(988,127)	(1,164,443)	(679,881)	(4,720,341)	(846,746)
(942,478)	(541,587)	(356,802)	(165,667)	(1,458,551)	(1,075,782)
(63,092)	(30,926)	(22,921)	(10,236)	(93,976)	(56,675)
(46,360)	(27,409)	(47,697)	(18,340)	(191,861)	(133,949)
7,084,530	5,964,215	5,627,555	1,490,731	2,321,507	7,950,380
9,064,788	7,726,269	6,256,435	1,991,452	5,384,206	11,314,076

10,643,470	2,917,201	3,391,793	1,400,341	17,341,193	6,027,117
$ 19,708,258	$10,643,470	$ 9,648,228	$3,391,793	$ 22,725,399	$17,341,193

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	SAM
	Flexible
	Income
	Portfolio
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 258,670	$ 79,635
Total realized gains (losses) on investments	211,671	(3,480)
Change in net unrealized appreciation or depreciation of investments	60,652	302,090
Net gains (losses) from investments	530,993	378,245

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	530,993	378,245

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	5,631,986	2,888,970
Contract terminations and surrenders	(163,029)	(66,358)
Death benefit payments	(5,378)	–
Policy loan transfers	(134,506)	(3,826)
Transfers to other contracts	(2,486,006)	(386,594)
Cost of insurance and administration charges	(296,462)	(152,864)
Mortality and expenses charges	(20,859)	(8,787)
Surrender charges	(38,583)	(28,173)
Increase (decrease) in net assets from policy related transactions	2,487,163	2,242,368
Total increase (decrease)	3,018,156	2,620,613

Net assets at beginning of period	3,520,776	900,163
Net assets at end of period	$ 6,538,932	$ 3,520,776

See accompanying notes.

SAM
Strategic
Growth		Short-Term		SmallCap
Portfolio		Income		Blend
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 360,735	$293,948	$ 197,073	$89,934	$ 94,102	$116,629
(160,184)	(334,951)	89,649	249	(392,002)	(1,322,646)
2,397,398	2,441,519	(56,214)	(5,093)	4,711,446	4,680,858
2,597,949	2,400,516	230,508	85,090	4,413,546	3,474,841

–	–	–	–	–	–

2,597,949	2,400,516	230,508	85,090	4,413,546	3,474,841

9,942,070	6,829,140	13,665,213	3,386,185	2,591,941	2,481,781
(461,670)	(79,225)	(575,931)	(26,069)	(1,052,186)	(777,313)
(2,857)	–	(16,377)	–	(9,069)	(3,935)
(310,707)	(77,944)	(170,970)	17,082	(75,656)	(105,177)
(1,585,984)	(992,011)	(3,861,103)	(692,746)	(1,609,328)	(1,525,334)
(1,237,052)	(854,947)	(348,946)	(57,033)	(823,993)	(849,761)
(84,561)	(49,716)	(26,847)	(3,581)	(78,333)	(70,226)
(145,402)	(45,593)	(30,324)	(6,257)	(21,331)	(52,224)
6,113,837	4,729,704	8,634,715	2,617,581	(1,077,955)	(902,189)
8,711,786	7,130,220	8,865,223	2,702,671	3,335,591	2,572,652

11,993,256	4,863,036	2,719,682	17,011	18,665,583	16,092,931
$ 20,705,042	$11,993,256	$ 11,584,905	$2,719,682	$ 22,001,174	$18,665,583

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	SmallCap
	Growth II
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ (217)	$ (189)
Total realized gains (losses) on investments	(280,666)	(1,169,237)
Change in net unrealized appreciation or depreciation of investments	4,802,274	5,417,836
Net gains (losses) from investments	4,521,391	4,248,410

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	4,521,391	4,248,410

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	4,719,986	4,611,251
Contract terminations and surrenders	(1,184,096)	(629,631)
Death benefit payments	(16,686)	(4,139)
Policy loan transfers	(363,016)	(186,239)
Transfers to other contracts	(3,355,983)	(2,925,048)
Cost of insurance and administration charges	(1,019,449)	(1,061,958)
Mortality and expenses charges	(74,888)	(74,649)
Surrender charges	(41,016)	(61,883)
Increase (decrease) in net assets from policy related transactions	(1,335,148)	(332,296)
Total increase (decrease)	3,186,243	3,916,114

Net assets at beginning of period	17,655,229	13,739,115
Net assets at end of period	$ 20,841,472	$ 17,655,229

See accompanying notes.

				Templeton
				Developing
		T. Rowe Price		Markets
SmallCap		Equity		Securities
Value I		Income II		Class 2
Division		Division		Division
2010	2009	2010	2009	2010	2009

$ 206,772	$488,884	$ 5,777	$ 7,276	$ 45,163	$ 57,720
(1,695,641)	(3,106,428)	28,092	(173,093)	(89,881)	(590,510)
7,321,996	6,083,341	24,243	229,447	566,740	1,451,848
5,833,127	3,465,797	58,112	63,630	522,022	919,058

–	–	–	–	–	–

5,833,127	3,465,797	58,112	63,630	522,022	919,058

6,092,970	6,449,923	602,240	1,161,830	1,875,616	1,072,810
(1,513,030)	(1,264,265)	(9,931)	(37,825)	(44,081)	(4,341)
(26,736)	(11,420)	–	–	–	(108)
(305,531)	(182,839)	(8)	(322)	6,146	3,908
(5,857,485)	(5,268,496)	(435,042)	(1,579,668)	(830,311)	(898,535)
(1,217,633)	(1,284,148)	(7,442)	(7,128)	(65,462)	(43,101)
(100,929)	(97,494)	(914)	(823)	(7,242)	(4,787)
(54,132)	(101,617)	557	2,433	(1,380)	(415)
(2,982,506)	(1,760,356)	149,460	(461,503)	933,286	125,431
2,850,621	1,705,441	207,572	(397,873)	1,455,308	1,044,489

24,364,263	22,658,822	276,850	674,723	2,403,075	1,358,586
$ 27,214,884	$24,364,263	$ 484,422	$ 276,850	$ 3,858,383	$ 2,403,075

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Templeton
	Foreign
	Securities
	Class 2
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 72,769	$ 33,275
Total realized gains (losses) on investments	304,012	(48,076)
Change in net unrealized appreciation or depreciation of investments	63,135	897,363
Net gains (losses) from investments	439,916	882,562

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	439,916	882,562

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	3,022,672	4,451,710
Contract terminations and surrenders	(197,282)	(18,323)
Death benefit payments	(2,907)	–
Policy loan transfers	(43,947)	–
Transfers to other contracts	(1,098,467)	(1,727,859)
Cost of insurance and administration charges	(138,348)	(39,181)
Mortality and expenses charges	(13,102)	(4,109)
Surrender charges	11,062	1,179
Increase (decrease) in net assets from policy related transactions	1,539,681	2,663,417
Total increase (decrease)	1,979,597	3,545,979

Net assets at beginning of period	3,824,937	278,958
Net assets at end of period	$ 5,804,534	$ 3,824,937

(1) Represented the operations of Van Eck Worldwide Hard Assets Initial Class Division until May 24, 2010 name change.

See accompanying notes.

Templeton		Van Eck VIP
Global Bond		Global		Vanguard
Securities		Hard Assets		VIF
Class 2		Initial Class		Balanced
Division		Division (1)		Division
2010	2009	2010	2009	2010	2009

$ 53,873	$ 71,202	$ 6,915	$ 743	$ 909,745	$ 1,091,192
178,357	(5,718)	168,637	(30,217)	(402,071)	(1,153,555)
296,617	63,972	755,430	290,823	2,847,530	5,610,331
528,847	129,456	930,982	261,349	3,355,204	5,547,968

–	–	–	–	–	–

528,847	129,456	930,982	261,349	3,355,204	5,547,968

8,041,616	3,000,797	4,038,956	1,630,702	20,190,043	11,214,499
(38,612)	–	(91,353)	–	(1,462,579)	(780,642)
–	–	–	–	–	(8,729)
(15,530)	(79,964)	(21,225)	(37,399)	(284,083)	(72,231)
(4,914,075)	(590,612)	(2,170,138)	(301,738)	(16,909,103)	(8,039,669)
(94,238)	(12,420)	(54,348)	(12,608)	(707,327)	(618,140)
(8,887)	(1,161)	(5,757)	(1,391)	(85,686)	(71,483)
2,165	–	5,412	–	40,156	34,552
2,972,439	2,316,640	1,701,547	1,277,566	781,421	1,658,157
3,501,286	2,446,096	2,632,529	1,538,915	4,136,625	7,206,125

2,580,923	134,827	1,764,936	226,021	29,660,009	22,453,884
$ 6,082,209	$ 2,580,923	$ 4,397,465	$ 1,764,936	$ 33,796,634	$ 29,660,009

Principal Life Insurance Company
Variable Life Separate Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Vanguard
	VIF Equity
	Index
	Division
	2010	2009
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$ 795,333	$ 879,508
Total realized gains (losses) on investments	(1,058,757)	(6,150,321)
Change in net unrealized appreciation or depreciation of investments	5,938,233	13,433,397
Net gains (losses) from investments	5,674,809	8,162,584

Payment from Affiliate	–	–

Net increase (decrease) in net assets resulting from operations	5,674,809	8,162,584

Policy related transactions:
Net premium payments, less sales charges and applicable
premium taxes	19,649,454	14,612,557
Contract terminations and surrenders	(1,989,307)	(1,092,567)
Death benefit payments	(11,439)	(118,457)
Policy loan transfers	(641,515)	(122,751)
Transfers to other contracts	(16,033,919)	(11,793,148)
Cost of insurance and administration charges	(864,399)	(662,744)
Mortality and expenses charges	(97,147)	(74,897)
Surrender charges	71,673	32,886
Increase (decrease) in net assets from policy related transactions	83,401	780,879
Total increase (decrease)	5,758,210	8,943,463

Net assets at beginning of period	38,804,843	29,861,380
Net assets at end of period	$ 44,563,053	$ 38,804,843

(1) Represented the operations of Wells Fargo Advantage VT Asset Allocation Division until May 24, 2010 name change.
(2) Commenced operations July 16, 2010.

See accompanying notes.

		Wells Fargo
Vanguard		Advantage VT		Wells Fargo	Wells Fargo
VIF		Index		Advantage VT	Advantage VT
Mid-Cap		Asset		Intrinsic	Omega
Index		Allocation		Value	Growth
Division		Division (1)		Division (2)	Division (2)
2010	2009	2010	2009	2010	2010

$ 123,484 $	154,039	$ 18,811 $	20,650	$ (764)	$ (21)
(755,921)	(1,090,874)	(65,895)	(103,963)	9,527	(419,386)
3,746,851	4,340,539	176,761	229,849	155,334	712,744
3,114,414	3,403,704	129,677	146,536	164,097	293,337

–	–	–	–	–	–

3,114,414	3,403,704	129,677	146,536	164,097	293,337

8,019,207	5,107,437	177,984	249,913	1,115,116	1,343,495
(1,285,864)	(626,637)	(51,839)	(58,544)	(10,786)	(3,186)
(8,439)	(5,731)	–	–	–	–
(73,381)	(50,901)	(3,806)	(7,959)	(1,964)	(1,359)
(5,274,789)	(3,353,411)	(188,095)	(135,984)	(8,618)	(95,453)
(345,725)	(263,102)	(57,715)	(56,439)	(100,913)	(21,078)
(39,820)	(29,909)	(5,669)	(4,523)	(1,904)	(1,745)
26,396	15,392	(6,870)	(2,843)	(1,463)	(558)
1,017,585	793,138	(136,010)	(16,379)	989,468	1,220,116
4,131,999	4,196,842	(6,333)	130,157	1,153,565	1,513,453

11,783,530	7,586,688	1,161,996	1,031,839	–	–
$ 15,915,529	$11,783,530	$ 1,155,663	$1,161,996	$ 1,153,565	$ 1,513,453

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements

December 31, 2010

1. Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Variable Life Separate Account (the Separate Account) is a
segregated investment account of Principal Life Insurance Company (Principal Life) and is
registered under the Investment Company Act of 1940 as a unit investment trust, with no stated
limitations on the number of authorized units. As directed by eligible contract holders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2010, contract holder investment options include the following diversified open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)
Asset Allocation Account
Balanced Account
Bond & Mortgage Securities Account
Diversified International Account
Equity Income Account (2)
Government & High Quality Bond Account (9,19)
International Emerging Markets Account
LargeCap Blend Account II
LargeCap Growth Account
LargeCap Growth Account I
LargeCap S&P 500 Index Account
LargeCap Value Account
LargeCap Value Account III
MidCap Blend Account
Money Market Account
Principal LifeTime Strategic Income Account
Principal LifeTime 2010 Account
Principal LifeTime 2020 Account
Principal LifeTime 2030 Account
Principal LifeTime 2040 Account
Principal LifeTime 2050 Account
Real Estate Securities Account
Short-Term Income Account (9)
SmallCap Blend Account
SmallCap Growth Account II
SmallCap Value Account I
Strategic Asset Management Balanced Portfolio (4)
Strategic Asset Management Conservative Balanced Portfolio (4)
Strategic Asset Management Conservative Growth Portfolio (4)
Strategic Asset Management Flexible Income Portfolio (4)
Strategic Asset Management Strategic Growth Portfolio (4)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1.	Nature of Operations and Significant Accounting Policies (continued)

AllianceBernstein Variable Product Series Fund Inc.:
Global Thematic Growth Portfolio – Class A (9)
International Growth Portfolio – Class A (9)
International Value Portfolio – Class A (7)
Small Cap Growth Portfolio – Class A (8)
Small/Mid Cap Value Portfolio – Class A (8)
American Century Investments.:
VP Income & Growth Fund – Class I
VP Income & Growth Fund – Class II
VP Inflation Protection Fund – Class II (12)
VP International Fund – Class II
VP Mid Cap Value Fund – Class II
VP Ultra® Fund – Class I
VP Ultra® Fund – Class II
VP Value Fund – Class II
VP VistaSM Fund – Class II
Calvert VP:
EAFE International Index Portfolio – Class F (9, 14)
Income Portfolio (8, 15)
Russell 2000 Small Cap Index Portfolio – Class F (16)
S&P MidCap 400 Index Portfolio – Class F (5, 17)
Sustainable And Responsible Investment Equity Portfolio (12)
Delaware VIP Small Cap Value Series Service Shares (12)
Dreyfus Investment Portfolios Core Value Portfolio – Service Shares
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares
Dreyfus Variable Investment Fund:
Appreciation Portfolio – Service Shares
Opportunistic Small Cap Portfolio – Service Shares (18)
Quality Bond Portfolio – Service Shares
DWS Dreman Small Mid Cap Value VIP – Class B (7)
Fidelity® Variable Insurance Products:
Asset Manager Portfolio – Service Class 2
Contrafund Portfolio – Initial Class
Contrafund Portfolio – Service Class 2
Equity-Income Portfolio – Initial Class
Equity-Income Portfolio – Service Class 2
Growth Portfolio – Service Class 2
High Income Portfolio – Initial Class
High Income Portfolio – Service Class 2
Mid Cap Portfolio – Service Class 2
Franklin Templeton Variable Insurance Product Trust:
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2 (4)
Templeton Global Bond Securities Fund – Class 2 (7)
Franklin Income Securities Fund – Class 2
Mutual Global Discovery Securities Fund – Class 2
Mutual Shares Securities Fund – Class 2
Franklin Rising Dividends Securities Fund – Class 2
Franklin Small Cap Value Securities Fund – Class 2
Franklin Strategic Income Securities Fund – Class 2 (7)
Franklin U.S. Government Fund - Class 2 (11)
Goldman Sachs Variable Insurance Trust, Goldman Sachs Structured Small Cap Equity Fund – Institutional Shares
Invesco Variable Insurance Fund:
Capital Appreciation Fund – Series I Shares (6, 20)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1.	Nature of Operations and Significant Accounting Policies (continued)

Capital Appreciation Fund – Series II Shares (6, 21)
Core Equity Fund – Series I Shares (22)
Core Equity Fund – Series II Shares (23)
Dynamics Fund – Series I Shares (24)
Global Health Care Fund – Series I Shares (25)
International Growth Fund – Series I Shares (26)
Mid Cap Core Equity Fund – Series II Shares (27)
Small Cap Equity Fund – Series I Shares (3, 28)
Technology Fund – Series I Shares (29)
Janus Aspen Series:
Janus Aspen Balanced Portfolio – Service Shares
Janus Aspen Enterprise Portfolio – Service Shares
Janus Aspen Flexible Bond Portfolio – Service Shares
Janus Aspen Forty Portfolio – Service Shares (8)
Janus Aspen Overseas Portfolio – Service Shares
Janus Aspen Worldwide Portfolio – Service Shares
JPMorgan Insurance Trust:
Core Bond Portfolio - Class 1 Shares (10)
Small Cap Core Portfolio - Class 1 Shares (10)
MFS® Variable Insurance Trust:
Global Equity Series – S Class
Growth Series – S Class
Mid Cap Growth Series – S Class
New Discovery Series – S Class
Research International Series – S Class (4)
Total Return Series – S Class (9)
Utilities Series – S Class (8)
Value Series – S Class
Neuberger Berman Advisors Management Trust:
Guardian Portfolio – I Class Shares
Partners Portfolio – I Class Shares
Small - Cap Growth Portfolio – S Class Shares
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares (7)
PIMCO Variable Insurance Trust:
High Yield Portfolio - Administrative Class (11)
Real Return Portfolio - Administrative Class (11)
Short-Term Portfolio - Administrative Class (11)
Total Return Portfolio - Administrative Class (11)
Putnam Variable Trust:
Growth & Income Fund – Class IB
International Equity Fund – Class IB
Voyager Fund – Class IB
T. Rowe Price:
Equity Income Portfolio – II
Van Eck VIP Trust:
Global Hard Assets Fund - Initial Class Shares (7, 30)
Vanguard Variable Insurance Fund:
Balanced Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Wells Fargo Advantage Variable Trust Funds:
Index Asset Allocation Fund (31)
Intrinsic Value Fund (13)
Omega Growth Fund (13)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

(1) Organized by Principal Life Insurance Company.
(2) Commenced operations January 5, 2007.
(3) Commenced operations April 30, 2007.
(4) Commenced operations May 1, 2007.
(5) Commenced operations November 19, 2007.
(6) Commenced operations April 28, 2006.
(7) Commenced operations May 19, 2008.
(8) Commenced operations July 21, 2008.
(9) Commenced operations November 24, 2008.
(10) Commenced operations April 24, 2009.
(11) Commenced operations November 23, 2009.
(12) Commenced operations May 24, 2010.
(13) Commenced operations July 16, 2010.
(14) Represented the operations of Summit EAFE International Index Class F until May 24, 2010 name change.
(15) Represented the operations of Calvert Income Initial Shares until May 24, 2010 name change.
(16) Represented the operations of Summit Russell 2000 Small Cap Index Class F until May 24, 2010 name change.
(17) Represented the operations of Summit S&P MidCap 400 Index Class F until May 24, 2010 name change.
(18) Represented the operations of Dreyfus VIF Developing Leaders Porfolio – Service Shares until May 24, 2010 name change.
(19) Represented the operations of Mortgage Securities Account until July 16, 2010 name change.
(20) Represented the operations of AIM V.I. Capital Appreciation Fund Series I until May 24, 2010 name change.
(21) Represented the operations of AIM V.I. Capital Appreciation Fund Series II until May 24, 2010 name change.
(22) Represented the operations of AIM V.I. Core Equity Fund Series I until May 24, 2010 name change.
(23) Represented the operations of AIM V.I. Core Equity Fund Series II until May 24, 2010 name change.
(24) Represented the operations of AIM V.I. Dynamics Series Fund I until May 24, 2010 name change.
(25) Represented the operations of AIM V.I. Global Health Care Fund Series I until May 24, 2010 name change.
(26) Represented the operations of AIM V.I. International Growth Fund Series I until May 24, 2010 name change.
(27) Represented the operations of AIM V.I. Mid Cap Core Equity Fund Series II until May 24, 2010 name change.
(28) Represented the operations of AIM V.I. Small Cap Equity Fund Series I until May 24, 2010 name change.
(29) Represented the operations of AIM V.I. Technology Fund Series I until May 24, 2010 name change.
(30) Represented the operations of Van Eck Worldwide Hard Assets Initial Class until May 24, 2010 name change.
(31) Represented the operations of Wells Fargo Advantage VT Asset Allocation until May 24, 2010 name change.

Commencement of operations date is the date that the division became available to contractholders.

The assets of the Separate Account are owned by Principal Life. The assets of the Separate
Account support the following variable life insurance contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Benefit Variable
Universal Life contracts, Benefit Variable Universal Life II contracts, Executive Variable
Universal Life contracts, Executive Variable Universal Life II contracts, Flexible Variable Life contracts, PrinFlex Life® contracts, Survivorship Flexible Premium Variable Universal Life
contracts, Variable Universal Life Accumulator contracts, Variable Universal Life Accumulator II contracts, Variable Universal Life Income contracts, and Variable Universal Life Income II contracts.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principals requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset values (“NAV”) per share on December 31, 2010.
Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.
Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 – Fair values are based on significant unobservable inputs for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Foreign Tax Withholdings

Principal Life may be entitled to claim a federal income tax credit to the extent foreign income taxes are withheld on investment income allocated to Variable Life Separate Account. Principal
Life will compensate each separate account division in an amount equal to the tax benefit claimed on its federal income tax return, or subsequently claimed for refund, attributable to foreign taxes on the division’s share of income associated with investments allocated to Variable Life Separate
Account within a reasonable time of receiving a tax benefit. The amounts presented

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Nature of Operations and Significant Accounting Policies (continued)

as payment from affiliate on the Statement of Operations and the Statement of Changes in Net
Assets reflect compensation for subsequently claimed refunds.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Benefit Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value in years one through 10 and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In all years, a sales charge of 6.50% of premiums less than or equal to target premium is deducted from each payment on behalf of each participant. The sales charge in excess of target premium is reduced to 5.0% in years one through five. After the fifth year, the sales charge is 6.50% of premiums paid. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Executive Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 4.50% of premiums paid
(up to target premium) is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid (up to target premium) is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 3.0% of premiums paid (up to target premium) is deducted from each payment on behalf of each participant. No sales charge is deducted after year ten. A tax charge of 2.0%
for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal
Life prior to their transfer to the Separate Account.

Flexible Variable Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the policy value. An annual administration charge of
$60 for each policy and a cost of insurance charge, which is based on the Company’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses,

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

1.	Nature of Operations and Significant Accounting Policies (continued)

respectively. A sales charge of 5.0% and a tax charge of 2.0% are deducted from premium payments made on behalf of each participant. The sales and tax charges are deducted from the contributions by Principal Life prior to their transfer to the Separate
Account. In addition, a surrender charge up to a maximum of 25.0% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.

PrinFlex Life® contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the division values through the ninth policy year. Each month thereafter, the charge will be deducted at an annual rate of 0.27% of the division values. A monthly administration charge of $0.60 for each $1,000 of policy face amount (with a maximum charge of $25 per month) will be deducted from policies in their first policy year. After the first policy year, the administration charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges.
All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums paid less than or equal to target premium and 0.75% of premiums in excess of target is deducted from premium payments on behalf of each participant. A tax charge of
2.20% for state and local taxes and 1.25% for federal taxes is also deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Survivorship Flexible Premium Variable Universal Life Insurance contracts – Mortality and expense risks assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.80% of the division values through the ninth policy year. Each month thereafter, the charge is deducted at an annual rate of 0.30% of the division values. A monthly administration charge of $8 is deducted from policies. There is an additional monthly administration charge in the first ten years (and ten years after an increase in the face amount)
of $0.08 per $1,000 of face amount. The charge of $0.08 is increased by $0.005 per $1,000 for each insured classified as a smoker. In years 11 through 20 (after issue or adjustment)
there is an additional monthly charge of $0.04 per $1,000 of face amount. After policy year
21, there is an additional monthly charge of $0.02 per $1,000 of face amount. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through ten, a sales charge of 5.0% of premiums paid less than or equal to target premium and 2.0% of premiums paid in excess of target is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 2.0% of premiums paid is deducted from each premium payment on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

charges are deducted from contributions by Principal Life prior to their transfer to the
Separate Account.

Variable Universal Life Accumulator contracts – Mortality and expense risks assumed by
Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70%
of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the
Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant during the first five policy years. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the
Separate Account.

Variable Universal Life Accumulator II contracts – Mortality and expense risks assumed by
Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70%
of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the
Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid up to surrender target premium (1.25% of premiums in excess of surrender target premium) is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Income contracts – Mortality and expense risks assumed by Principal
Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, a charge equivalent to an annual rate of 0.20% of the policy value will be deducted. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the
Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid (without the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

2. Expenses and Related Party Transactions (continued)

1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Variable Universal Life Income II contracts – Asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums is deducted from each payment on behalf of each participant. A sales charge of 3.25% of premiums paid (with the surrender charge adjustment rider) is deducted from each payment on behalf of each participant during the first policy year. Each year thereafter, a sales charge of 3.0% of premiums paid (with the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Benefit Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted monthly at an annual rate of 0.70% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through five, a sales charge of
6.70% of premiums paid up to target premium and 5.20% of premiums paid in excess of target premium is deducted from each payment on behalf of each participant. In policy years six and thereafter, a sales charge of 6.70% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the
Separate Account.

Executive Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted monthly at an annual rate of 0.20% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.75% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 5.75% of premiums paid

2. Expenses and Related Party Transactions (continued)

is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the
Separate Account.

During the year ended December 31, 2010, management fees were paid indirectly to Principal
Management Corporation (wholly owned by Principal Financial Services, Inc. ), an affiliate of
Principal Life, in its capacity as advisor to Principal Variable Contracts Funds, Inc. Investment
advisory and management fees are computed at the annual rate of 0.25% of the average daily net assets of the LargeCap S&P 500 Index Account and 0.03% of the average daily net assets of the
Principal LifeTime Accounts. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

The annual rates used in this calculation for each of the other accounts are shown in the following tables.

		Net Assets of Accounts (in millions)

					Over
	First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)

				Net Assets of Accounts (in millions)
							Over
			First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account			0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account			1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II			0.75	0.70	0.65	0.60	0.55
LargeCap Value Account			0.60	0.55	0.50	0.45	0.40
LargeCap Value Account III			0.75	0.70	0.65	0.60	0.55

Net Assets of Accounts					Net Assets of Accounts
		(in millions)			(in millions)
	First	Next	Over			First	Over
	$200	$300	$500			$500	$500
Short-Term				Capital Appreciation
Income Account	0.50%	0.45%	0.40%	Account		0.625%	0.50%

			Net Assets of Accounts (in millions)
			First	Next	Next $1	Next $1	Over $3
			$500	$500	billion	billion	billion
LargeCap Growth Account			0.68%	0.63%	0.61%	0.56%	0.51%

		Net Assets of Accounts
		First $2	Over $2				Overall
		billion	billion				Fee
Equity Income				LargeCap S&P 500 Index Account			0.25%
Account		0.50%	0.45%
Government & High
Quality Bond Account		0.50	0.45

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the
Separate Account.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2010:

Division:	Purchases	Sales

AllianceBernstein Global Thematic Growth Class A Division:	49,172	17,894
Benefit Variable Universal Life II	$ 1,374	$ 143
Executive Variable Universal Life II	47,798	17,751

AllianceBernstein International Growth Class A Division:	278,908	18,146
Benefit Variable Universal Life II	37,282	4,758
Executive Variable Universal Life II	241,626	13,388

AllianceBernstein International Value Class A Division:	1,249,497	1,301,616
Benefit Variable Universal Life	2,647	20,477
Benefit Variable Universal Life II	10,175	2,406
Executive Variable Universal Life	1,076,821	1,259,406
Executive Variable Universal Life II	42,990	10,283
Principal Variable Universal Life Income II	116,864	9,044

AllianceBernstein Small Cap Growth Class A Division:	99,855	34,968
Benefit Variable Universal Life II	7,301	359
Executive Variable Universal Life II	46,408	26,328
Principal Variable Universal Life Income II	46,146	8,281

AllianceBernstein Small/Mid Cap Value Class A Division:	256,724	44,392
Benefit Variable Universal Life II	2,869	179
Executive Variable Universal Life II	186,660	36,533
Principal Variable Universal Life Income II	67,195	7,680

American Century VP Income & Growth Class I Division:	388,823	507,040
Flexible Variable Life	2,498	5,154
PrinFlex Life®	251,155	328,268
Survivorship Flexible Premium Variable Universal Life	9,415	7,042
Principal Variable Universal Life Accumulator	125,755	166,576

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

American Century VP Income & Growth Class II Division:	917,156	990,661
Benefit Variable Universal Life	$ 17,264	$ 46,742
Benefit Variable Universal Life II	2,061	58
Executive Variable Universal Life	465,748	553,397
Executive Variable Universal Life II	426	10
Principal Variable Universal Life Accumulator II	146,035	207,672
Principal Variable Universal Life Income	225,585	171,427
Principal Variable Universal Life Income II	60,037	11,355

American Century VP Inflation Protection Class II Division:	447,359	83,186
PrinFlex Life®	148,438	78,554
Survivorship Flexible Premium Variable Universal Life	502	5
Principal Variable Universal Life Accumulator	7,772	90
Principal Variable Universal Life Accumulator II	60,866	622
Principal Variable Universal Life Income	39,512	2,904
Principal Variable Universal Life Income II	190,269	1,011

American Century VP International Class II Division:	90,507	34,335
Benefit Variable Universal Life	12,109	8,441
Executive Variable Universal Life	78,232	25,892
Executive Variable Universal Life II	166	2

American Century VP MidCap Value Class II Division:	8,285,102	6,623,455
Benefit Variable Universal Life	175,114	159,500
Benefit Variable Universal Life II	69,480	7,385
Executive Variable Universal Life	7,361,977	6,246,239
Executive Variable Universal Life II	487,495	207,919
PrinFlex Life®	48,083	556
Principal Variable Universal Life Accumulator	21,968	25
Principal Variable Universal Life Accumulator II	81,645	563
Principal Variable Universal Life Income	9,590	377
Principal Variable Universal Life Income II	29,750	891

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

American Century VP Ultra® Class I Division:	258,017	343,323
Flexible Variable Life	$ 625	$ 3,181
PrinFlex Life®	149,567	197,818
Survivorship Flexible Premium Variable Universal Life	21,993	39,526
Principal Variable Universal Life Accumulator	85,832	102,798

American Century VP Ultra® Class II Division:	1,055,533	1,006,698
Benefit Variable Universal Life	57,334	66,762
Executive Variable Universal Life	717,532	732,403
Principal Variable Universal Life Accumulator II	169,360	150,640
Principal Variable Universal Life Income	111,307	56,893

American Century VP Value Class II Division:	10,993,962	9,762,866
Benefit Variable Universal Life	608,558	563,516
Benefit Variable Universal Life II	17,478	6,143
Executive Variable Universal Life	7,774,934	7,556,925
Executive Variable Universal Life II	1,022,179	369,944
Flexible Variable Life	3,912	3,982
PrinFlex Life®	350,716	399,338
Survivorship Flexible Premium Variable Universal Life	82,940	68,071
Principal Variable Universal Life Accumulator	151,790	72,481
Principal Variable Universal Life Accumulator II	503,295	425,938
Principal Variable Universal Life Income	260,810	256,927
Principal Variable Universal Life Income II	217,350	39,601

American Century VP VistaSM Class II Division:	321,361	477,308
Benefit Variable Universal Life	47,605	101,814
Benefit Variable Universal Life II	193	15
Executive Variable Universal Life	256,831	373,373
Principal Variable Universal Life Income II	16,732	2,106

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Asset Allocation Division:	2,727,301	3,364,634
Flexible Variable Life	$ 4,613	$ 7,212
PrinFlex Life®	1,888,254	2,564,855
Survivorship Flexible Premium Variable Universal Life	98,487	211,560
Principal Variable Universal Life Accumulator	201,639	220,617
Principal Variable Universal Life Accumulator II	299,266	231,274
Principal Variable Universal Life Income	235,042	129,116

Balanced Division:	2,490,971	4,089,040
Flexible Variable Life	234,234	360,346
PrinFlex Life®	1,495,439	3,080,431
Survivorship Flexible Premium Variable Universal Life	63,397	32,245
Principal Variable Universal Life Accumulator	233,033	285,786
Principal Variable Universal Life Accumulator II	289,351	211,900
Principal Variable Universal Life Income	175,517	118,332

Bond & Mortgage Securities Division:	23,914,564	20,774,330
Benefit Variable Universal Life	1,879,476	1,422,671
Benefit Variable Universal Life II	31,563	3,314
Executive Variable Universal Life	12,601,176	11,412,837
Executive Variable Universal Life II	235,796	241,083
Flexible Variable Life	200,307	145,440
PrinFlex Life®	3,723,602	3,817,564
Survivorship Flexible Premium Variable Universal Life	314,504	373,886
Principal Variable Universal Life Accumulator	835,462	628,942
Principal Variable Universal Life Accumulator II	2,314,919	1,855,985
Principal Variable Universal Life Income	1,263,249	713,602
Principal Variable Universal Life Income II	514,510	159,006

Calvert VP EAFE International Index Class F Division:	215,681	38,044
Benefit Variable Universal Life II	11,750	752
Executive Variable Universal Life II	203,931	37,292

Calvert VP Income Division:	242,044	30,686
Benefit Variable Universal Life II	751	206
Executive Variable Universal Life II	58,427	1,277
Principal Variable Universal Life Income II	182,866	29,203

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Calvert VP Russell 2000 Small Cap Index Class F Division:	2,909,566	1,341,048
Benefit Variable Universal Life	$ 278,984	$ 230,876
Benefit Variable Universal Life II	25,024	1,147
Executive Variable Universal Life	1,454,070	710,834
Executive Variable Universal Life II	716,988	191,351
Principal Variable Universal Life Accumulator II	113,334	98,152
Principal Variable Universal Life Income	168,454	81,469
Principal Variable Universal Life Income II	152,712	27,219

Calvert VP S&P MidCap 400 Index Class F Division:	221,277	96,152
Principal Variable Universal Life Accumulator II	61,472	6,436
Principal Variable Universal Life Income	52,879	78,437
Principal Variable Universal Life Income II	106,926	11,279

Calvert VP Sustainable and Responsible Investment Equity
Initial Shares Division:	51,495	9,997
Flexible Variable Life	3,471	27
PrinFlex Life®	25,630	9,885
Principal Variable Universal Life Accumulator	(1)	-
Principal Variable Universal Life Accumulator II	19,363	60
Principal Variable Universal Life Income	2,904	-
Principal Variable Universal Life Income II	128	25

Delaware VIP Small Cap Value Service Class Division:	2,254,940	363,139
Benefit Variable Universal Life	37,383	168
Benefit Variable Universal Life II	336	-
Executive Variable Universal Life	1,621,507	332,213
Executive Variable Universal Life II	72,988	16,785
PrinFlex Life®	142,390	7,775
Principal Variable Universal Life Accumulator	98,358	127
Principal Variable Universal Life Accumulator II	159,034	2,265
Principal Variable Universal Life Income	69,295	2,961
Principal Variable Universal Life Income II	53,649	845

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Diversified International Division:	63,049,165	28,539,757
Benefit Variable Universal Life	$ 3,377,316	$ 1,460,455
Benefit Variable Universal Life II	69,849	19,839
Executive Variable Universal Life	20,613,105	10,932,802
Executive Variable Universal Life II	1,486,756	333,847
Flexible Variable Life	86,788	38,627
PrinFlex Life®	20,389,763	8,997,513
Survivorship Flexible Premium Variable Universal Life	1,433,422	884,953
Principal Variable Universal Life Accumulator	3,021,170	1,192,960
Principal Variable Universal Life Accumulator II	6,414,989	2,660,087
Principal Variable Universal Life Income	5,447,293	1,850,829
Principal Variable Universal Life Income II	708,714	167,845

Dreyfus IP Core Value Service Shares Division:	172,869	169,068
Benefit Variable Universal Life	20,726	10,120
Executive Variable Universal Life	150,493	157,608
Executive Variable Universal Life II	1,650	1,340

The Dreyfus Socially Responsible Growth Service Shares Divisi	62,711	32,028
Benefit Variable Universal Life	1,999	15,858
Executive Variable Universal Life	60,712	16,170

Dreyfus VIF Appreciation Service Shares Division:	488,519	758,123
Benefit Variable Universal Life	112,715	189,529
Benefit Variable Universal Life II	29,760	15,068
Executive Variable Universal Life	313,840	524,399
Executive Variable Universal Life II	32,204	29,127

Dreyfus VIF Opportunistic SmallCap Service Shares Division:	1,071,424	898,105
Benefit Variable Universal Life	107,656	48,215
Executive Variable Universal Life	302,811	71,125
Principal Variable Universal Life Accumulator II	374,632	487,238
Principal Variable Universal Life Income	286,325	291,527

Dreyfus VIF Quality Bond Service Shares Division:	1,132,812	1,124,024
Benefit Variable Universal Life	40,967	111,081
Executive Variable Universal Life	1,091,845	1,012,943

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

DWS Dreman Small Mid Cap Value Class B Division:	1,161,554	457,455
Benefit Variable Universal Life	$ 70,323	$ 1,779
Benefit Variable Universal Life II	38,969	12,384
Executive Variable Universal Life	438,680	92,344
Executive Variable Universal Life II	572,989	337,053
Principal Variable Universal Life Income II	40,593	13,895

Equity Income Division:	2,533,946	1,971,966
Flexible Variable Life	15,708	13,990
PrinFlex Life®	1,243,726	942,099
Survivorship Flexible Premium Variable Universal Life	49,944	279,713
Principal Variable Universal Life Accumulator	133,448	59,280
Principal Variable Universal Life Accumulator II	768,734	428,859
Principal Variable Universal Life Income	322,386	248,025

Fidelity VIP Equity-Income Initial Class Division:	3,040,585	5,265,010
Flexible Variable Life	10,605	15,880
PrinFlex Life®	2,485,124	4,074,161
Survivorship Flexible Premium Variable Universal Life	102,712	750,598
Principal Variable Universal Life Accumulator	442,144	424,371

Fidelity VIP Equity-Income Service Class 2 Division:	4,172,883	3,947,295
Benefit Variable Universal Life	430,063	516,365
Benefit Variable Universal Life II	12,463	390
Executive Variable Universal Life	1,731,476	1,924,867
Executive Variable Universal Life II	93,294	50,521
Principal Variable Universal Life Accumulator II	925,292	919,075
Principal Variable Universal Life Income	751,410	479,568
Principal Variable Universal Life Income II	228,885	56,509

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Fidelity VIP Growth Service Class 2 Division:	2,511,847	2,597,883
Benefit Variable Universal Life	$ 368,922	$ 319,302
Executive Variable Universal Life	846,979	1,091,577
Flexible Variable Life	3,257	1,751
PrinFlex Life®	297,638	366,127
Survivorship Flexible Premium Variable Universal Life	13,212	15,311
Principal Variable Universal Life Accumulator	204,891	136,692
Principal Variable Universal Life Accumulator II	226,579	202,536
Principal Variable Universal Life Income	550,369	464,587

Fidelity VIP High Income Initial Class Division:	1,859,085	1,907,386
Flexible Variable Life	6,895	4,639
PrinFlex Life®	1,645,731	1,487,795
Survivorship Flexible Premium Variable Universal Life	107,771	298,980
Principal Variable Universal Life Accumulator	98,688	115,972

Fidelity VIP High Income Service Class 2 Division:	13,734,083	12,281,246
Benefit Variable Universal Life	955,828	601,111
Benefit Variable Universal Life II	19,978	5,908
Executive Variable Universal Life	11,191,313	10,866,369
Executive Variable Universal Life II	576,467	314,266
Principal Variable Universal Life Accumulator II	417,831	293,081
Principal Variable Universal Life Income	222,372	127,086
Principal Variable Universal Life Income II	350,294	73,425

Fidelity VIP Asset Manager Service Class 2 Division:	812,449	624,091
Benefit Variable Universal Life	275,253	235,503
Executive Variable Universal Life	537,196	388,588

Fidelity VIP Contrafund Initial Class Division:	7,283,832	13,165,755
Flexible Variable Life	17,618	19,512
PrinFlex Life®	6,237,470	11,255,450
Survivorship Flexible Premium Variable Universal Life	432,051	1,320,926
Principal Variable Universal Life Accumulator	596,693	569,867

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Fidelity VIP Contrafund Service Class 2 Division:	35,345,062	31,150,177
Benefit Variable Universal Life	$ 2,373,407	$ 2,463,568
Benefit Variable Universal Life II	250,627	65,180
Executive Variable Universal Life	27,197,266	25,279,698
Executive Variable Universal Life II	1,946,401	418,885
Principal Variable Universal Life Accumulator II	1,561,633	1,469,356
Principal Variable Universal Life Income	1,304,357	1,253,161
Principal Variable Universal Life Income II	711,371	200,329

Fidelity VIP Mid Cap Service Class 2 Division:	20,753,524	16,593,865
Benefit Variable Universal Life	1,498,703	1,416,756
Benefit Variable Universal Life II	179,461	66,116
Executive Variable Universal Life	14,457,732	12,683,954
Executive Variable Universal Life II	2,473,126	961,756
Principal Variable Universal Life Accumulator II	677,257	590,523
Principal Variable Universal Life Income	916,318	774,703
Principal Variable Universal Life Income II	550,927	100,057

Franklin Income Securities Class 2 Division:	6,859,718	4,798,050
Benefit Variable Universal Life	941,614	468,791
Benefit Variable Universal Life II	26,774	7,887
Executive Variable Universal Life	5,710,016	4,248,128
Executive Variable Universal Life II	181,314	73,244

Franklin Mutual Global Discovery Class 2 Division:	8,027,581	5,598,481
Benefit Variable Universal Life	556,410	751,533
Benefit Variable Universal Life II	90,165	21,371
Executive Variable Universal Life	5,830,822	4,478,672
Executive Variable Universal Life II	1,358,493	303,030
Principal Variable Universal Life Income II	191,691	43,875

Franklin Mutual Shares Class 2 Division:	7,770,050	6,644,414
Benefit Variable Universal Life	481,743	488,269
Benefit Variable Universal Life II	31,100	8,243
Executive Variable Universal Life	6,231,990	5,961,609
Executive Variable Universal Life II	1,025,217	186,293

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Franklin Rising Dividends Securities Class 2 Division:	3,004,429	1,289,439
Benefit Variable Universal Life	$ 479,829	$ 323,710
Benefit Variable Universal Life II	13,297	846
Executive Variable Universal Life	2,080,730	909,373
Executive Variable Universal Life II	339,547	38,326
Principal Variable Universal Life Income II	91,026	17,184

Franklin Small Cap Value Securities Class 2 Division:	6,088,900	4,569,606
Benefit Variable Universal Life	435,827	538,761
Benefit Variable Universal Life II	41,823	9,247
Executive Variable Universal Life	5,093,666	3,877,658
Executive Variable Universal Life II	517,584	143,940

Franklin Strategic Income Securities Class 2 Division:	4,975,529	2,089,638
Benefit Variable Universal Life	311,119	232,273
Benefit Variable Universal Life II	67,708	3,309
Executive Variable Universal Life	2,934,275	1,624,367
Executive Variable Universal Life II	1,662,427	229,689

Franklin U.S. Government Fund Class 2 Division:	593,504	432,372
Benefit Variable Universal Life	14,449	168
Executive Variable Universal Life	520,544	418,344
Executive Variable Universal Life II	58,511	13,860

Goldman Sachs VIT Structured Small Cap Equity Service Class
I Division:	642,345	244,553
Benefit Variable Universal Life	27,204	29,856
Executive Variable Universal Life	615,141	214,697

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Government & High Quality Bond Division:	50,540,704	9,205,970
Benefit Variable Universal Life	$ 3,237,191	$ 397,560
Benefit Variable Universal Life II	56,687	2,517
Executive Variable Universal Life	17,131,886	3,658,225
Executive Variable Universal Life II	1,313,462	478,808
Flexible Variable Life	223,275	14,341
PrinFlex Life®	13,550,166	2,568,540
Survivorship Flexible Premium Variable Universal Life	1,996,487	399,025
Principal Variable Universal Life Accumulator	4,350,588	389,056
Principal Variable Universal Life Accumulator II	4,125,467	641,028
Principal Variable Universal Life Income	3,629,952	344,342
Principal Variable Universal Life Income II	925,543	312,528

International Emerging Markets Division:	14,971,193	12,507,099
Benefit Variable Universal Life	493,585	335,520
Benefit Variable Universal Life II	193,986	38,278
Executive Variable Universal Life	5,554,038	4,473,871
Executive Variable Universal Life II	1,343,940	291,113
Flexible Variable Life	174,139	291,297
PrinFlex Life®	2,187,757	2,933,060
Survivorship Flexible Premium Variable Universal Life	72,441	287,536
Principal Variable Universal Life Accumulator	455,354	497,062
Principal Variable Universal Life Accumulator II	1,774,486	1,738,823
Principal Variable Universal Life Income	1,637,587	1,281,366
Principal Variable Universal Life Income II	1,083,880	339,173

Invesco V.I. Capital Appreciation Series I Division:	402,592	693,361
Benefit Variable Universal Life	42,253	121,562
Executive Variable Universal Life	163,411	245,116
PrinFlex Life®	113,895	215,767
Survivorship Flexible Premium Variable Universal Life	28,178	28,928
Principal Variable Universal Life Accumulator	54,855	81,988

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Invesco V.I. Capital Appreciation Series II Division:	346,751	706,552
Benefit Variable Universal Life II	$ 3,342	$ 255
Executive Variable Universal Life II	164,797	558,435
Principal Variable Universal Life Accumulator II	82,506	85,258
Principal Variable Universal Life Income	49,076	55,135
Principal Variable Universal Life Income II	47,030	7,469

Invesco V.I. Core Equity Series I Division:	2,696,719	1,743,952
Benefit Variable Universal Life	485,292	149,873
Executive Variable Universal Life	1,555,362	655,146
Flexible Variable Life	18,656	12,106
PrinFlex Life®	405,875	618,346
Survivorship Flexible Premium Variable Universal Life	41,027	48,545
Principal Variable Universal Life Accumulator	190,507	259,936

Invesco V.I. Core Equity Series II Division:	2,849,976	1,807,890
Benefit Variable Universal Life II	45,645	44,648
Executive Variable Universal Life II	1,335,010	473,571
Principal Variable Universal Life Accumulator II	717,059	727,993
Principal Variable Universal Life Income	629,098	531,370
Principal Variable Universal Life Income II	123,164	30,308

Invesco V.I. Dynamics Series I Division:	765,352	663,191
Benefit Variable Universal Life	33,343	42,107
Benefit Variable Universal Life II	11,475	660
Executive Variable Universal Life	571,816	510,117
Executive Variable Universal Life II	22,505	3,763
Flexible Variable Life	391	400
PrinFlex Life®	107,402	84,504
Survivorship Flexible Premium Variable Universal Life	-	2,249
Principal Variable Universal Life Accumulator	18,420	19,391

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Invesco V.I. Global Health Care Series I Division:	2,590,694	2,661,929
Benefit Variable Universal Life	$ 196,708	$ 164,798
Benefit Variable Universal Life II	6,560	299
Executive Variable Universal Life	1,382,677	1,184,320
Executive Variable Universal Life II	56,642	9,526
Flexible Variable Life	1,191	4,743
PrinFlex Life®	276,733	625,397
Survivorship Flexible Premium Variable Universal Life	82,814	27,937
Principal Variable Universal Life Accumulator	127,503	173,470
Principal Variable Universal Life Accumulator II	279,925	346,836
Principal Variable Universal Life Income	115,279	112,391
Principal Variable Universal Life Income II	64,662	12,212

Invesco V.I. International Growth Series I Division:	10,469,740	9,456,674
Benefit Variable Universal Life	397,987	459,488
Benefit Variable Universal Life II	47,778	18,279
Executive Variable Universal Life	9,509,919	8,896,475
Executive Variable Universal Life II	514,056	82,432

Invesco V.I. Mid Cap Core Equity Series II Division:	281,997	66,672
Benefit Variable Universal Life	6,368	11,840
Executive Variable Universal Life	275,629	54,832

Invesco V.I. Small Cap Equity Series I Division:	4,610,794	3,744,706
Benefit Variable Universal Life	190,553	263,254
Benefit Variable Universal Life II	29,214	193
Executive Variable Universal Life	3,600,954	2,849,184
Executive Variable Universal Life II	327,835	160,484
Flexible Variable Life	9,874	9,119
PrinFlex Life®	387,040	387,889
Survivorship Flexible Premium Variable Universal Life	467	4,797
Principal Variable Universal Life Accumulator	64,857	69,786

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Invesco V.I. Technology Series I Division:	2,234,534	2,870,074
Benefit Variable Universal Life	$ 100,278	$ 188,474
Executive Variable Universal Life	1,785,729	2,129,600
Flexible Variable Life	25,032	38,501
PrinFlex Life®	274,086	451,671
Survivorship Flexible Premium Variable Universal Life	6,502	3,974
Principal Variable Universal Life Accumulator	42,907	57,854

Janus Aspen Balanced Service Shares Division:	2,166,606	1,431,337
Benefit Variable Universal Life	122,185	87,291
Benefit Variable Universal Life II	49,356	5,596
Executive Variable Universal Life	932,633	1,022,274
Executive Variable Universal Life II	1,062,432	316,176

Janus Aspen Enterprise Service Shares Division:	3,451,181	2,297,697
Benefit Variable Universal Life	74,061	134,650
Benefit Variable Universal Life II	33,385	11,417
Executive Variable Universal Life	2,255,361	1,173,291
Executive Variable Universal Life II	265,399	109,881
Flexible Variable Life	5,580	1,694
PrinFlex Life®	535,988	675,035
Survivorship Flexible Premium Variable Universal Life	85,387	5,192
Principal Variable Universal Life Accumulator	196,020	186,537

Janus Aspen Flexible Bond Service Shares Division:	25,799,382	15,514,585
Benefit Variable Universal Life	1,441,884	586,422
Benefit Variable Universal Life II	116,879	17,184
Executive Variable Universal Life	19,415,229	14,308,681
Executive Variable Universal Life II	4,825,390	602,298

Janus Aspen Forty Service Shares Division:	3,941,620	1,809,730
Benefit Variable Universal Life II	72,260	28,829
Executive Variable Universal Life II	3,679,352	1,731,091
Principal Variable Universal Life Income II	190,008	49,810

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Janus Aspen Overseas Service Shares Division:	4,568,015	2,436,098
Benefit Variable Universal Life	$ 647,462	$ 325,085
Executive Variable Universal Life	3,920,553	2,111,013

Janus Aspen Worldwide Service Shares Division:	261,748	216,715
Benefit Variable Universal Life	151,619	65,552
Benefit Variable Universal Life II	1,052	10
Executive Variable Universal Life	102,157	149,165
Executive Variable Universal Life II	6,920	1,988

JPMorgan Core Bond Class 1 Division:	1,498,601	1,079,806
Benefit Variable Universal Life	435,507	231,720
Executive Variable Universal Life	1,063,094	848,086

JPMorgan Small Cap Core Class 1 Division:	3,492,399	3,627,842
Benefit Variable Universal Life	214,049	296,911
Executive Variable Universal Life	3,278,350	3,330,931

LargeCap Blend II Division:	4,066,205	3,904,362
Benefit Variable Universal Life	157,611	118,640
Benefit Variable Universal Life II	10,490	777
Executive Variable Universal Life	1,402,976	1,191,170
Executive Variable Universal Life II	160,203	20,950
Flexible Variable Life	11,010	11,599
PrinFlex Life®	369,248	713,946
Survivorship Flexible Premium Variable Universal Life	17,145	11,127
Principal Variable Universal Life Accumulator	288,243	296,308
Principal Variable Universal Life Accumulator II	906,716	950,327
Principal Variable Universal Life Income	655,004	565,253
Principal Variable Universal Life Income II	87,559	24,265

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Growth Division:	6,162,355	6,697,745
Benefit Variable Universal Life	$ 155,178	$ 180,116
Benefit Variable Universal Life II	8,900	2,805
Executive Variable Universal Life	2,777,534	2,055,195
Executive Variable Universal Life II	463,030	111,665
Flexible Variable Life	3,980	1,953
PrinFlex Life®	2,077,193	3,500,397
Survivorship Flexible Premium Variable Universal Life	113,414	328,710
Principal Variable Universal Life Accumulator	77,370	86,799
Principal Variable Universal Life Accumulator II	293,628	281,936
Principal Variable Universal Life Income	192,128	148,169

LargeCap Growth I Division:	13,424,571	17,545,675
Benefit Variable Universal Life	584,325	467,384
Benefit Variable Universal Life II	41,749	3,380
Executive Variable Universal Life	2,509,642	2,060,345
Executive Variable Universal Life II	1,563,854	306,804
Flexible Variable Life	17,458	20,929
PrinFlex Life®	5,820,781	11,188,864
Survivorship Flexible Premium Variable Universal Life	250,055	928,963
Principal Variable Universal Life Accumulator	482,538	780,717
Principal Variable Universal Life Accumulator II	1,037,706	1,007,419
Principal Variable Universal Life Income	710,287	696,409
Principal Variable Universal Life Income II	406,176	84,461

LargeCap S&P 500 Index Division:	6,211,867	5,341,994
Benefit Variable Universal Life II	62,959	14,634
Executive Variable Universal Life II	2,155,797	681,463
Flexible Variable Life	17,196	10,294
PrinFlex Life®	1,950,981	2,730,919
Survivorship Flexible Premium Variable Universal Life	127,244	332,580
Principal Variable Universal Life Accumulator	317,959	325,960
Principal Variable Universal Life Accumulator II	752,124	665,212
Principal Variable Universal Life Income	465,384	299,109
Principal Variable Universal Life Income II	362,223	281,823

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

LargeCap Value Division:	6,233,073	7,747,383
Benefit Variable Universal Life	$ 67,810	$ 153,723
Benefit Variable Universal Life II	835	30
Executive Variable Universal Life	900,374	753,564
Executive Variable Universal Life II	129,402	84,796
Flexible Variable Life	382,804	691,215
PrinFlex Life®	2,795,590	4,624,181
Survivorship Flexible Premium Variable Universal Life	169,181	77,105
Principal Variable Universal Life Accumulator	683,744	707,204
Principal Variable Universal Life Accumulator II	396,149	340,977
Principal Variable Universal Life Income	333,174	211,081
Principal Variable Universal Life Income II	374,010	103,507

LargeCap Value III Division:	3,265,995	3,789,869
Benefit Variable Universal Life	362,387	541,771
Benefit Variable Universal Life II	15,928	2,576
Executive Variable Universal Life	689,636	706,501
Executive Variable Universal Life II	61,514	36,041
Flexible Variable Life	8,000	9,316
PrinFlex Life®	341,448	735,812
Survivorship Flexible Premium Variable Universal Life	37,186	24,935
Principal Variable Universal Life Accumulator	202,808	236,071
Principal Variable Universal Life Accumulator II	822,210	861,271
Principal Variable Universal Life Income	677,341	617,282
Principal Variable Universal Life Income II	47,537	18,293

MFS® VIT Global Equity Class Division:	228,384	216,078
Benefit Variable Universal Life	16,479	26,976
Benefit Variable Universal Life II	8,884	393
Executive Variable Universal Life	200,307	188,573
Executive Variable Universal Life II	2,714	136

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MFS® VIT Growth Class Division:	4,120,752	3,066,834
Benefit Variable Universal Life	$ 383,909	$ 154,950
Benefit Variable Universal Life II	11,443	530
Executive Variable Universal Life	3,323,401	2,794,968
Executive Variable Universal Life II	401,999	116,386

MFS® VIT MidCap Growth Class Division:	346,815	198,620
Benefit Variable Universal Life	103,366	90,868
Executive Variable Universal Life	243,449	107,752

MFS® VIT New Discovery Class Division:	3,720,014	1,423,140
Benefit Variable Universal Life	408,763	215,487
Benefit Variable Universal Life II	21,041	5,676
Executive Variable Universal Life	2,449,389	919,387
Executive Variable Universal Life II	399,334	74,000
Principal Variable Universal Life Accumulator II	175,026	120,913
Principal Variable Universal Life Income	196,415	66,970
Principal Variable Universal Life Income II	70,046	20,707

MFS® VIT Research International Class Division:	1,266,494	507,677
Benefit Variable Universal Life	351,041	267,430
Benefit Variable Universal Life II	42,165	10,295
Executive Variable Universal Life	390,879	136,527
Executive Variable Universal Life II	482,409	93,425

MFS® VIT Total Return Class Division:	612,980	178,072
Benefit Variable Universal Life II	2,853	1,354
Executive Variable Universal Life II	610,127	176,718

MFS® VIT Utilities Class Division:	330,270	92,065
Benefit Variable Universal Life II	17,576	4,170
Executive Variable Universal Life II	84,958	42,923
Principal Variable Universal Life Income II	227,736	44,972

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

MFS® VIT Value Class Division:	5,984,271	3,392,887
Benefit Variable Universal Life	$ 520,490	$ 470,894
Benefit Variable Universal Life II	151,498	57,043
Executive Variable Universal Life	4,644,626	2,656,768
Executive Variable Universal Life II	667,657	208,182

MidCap Blend Division:	51,122,262	23,065,740
Benefit Variable Universal Life	2,070,411	535,530
Benefit Variable Universal Life II	101,525	21,922
Executive Variable Universal Life	11,937,206	4,236,510
Executive Variable Universal Life II	1,058,022	316,524
Flexible Variable Life	773,174	2,069,362
PrinFlex Life®	15,725,211	10,165,211
Survivorship Flexible Premium Variable Universal Life	1,438,179	1,046,024
Principal Variable Universal Life Accumulator	3,884,818	1,154,989
Principal Variable Universal Life Accumulator II	7,489,137	2,160,874
Principal Variable Universal Life Income	5,693,103	1,185,918
Principal Variable Universal Life Income II	951,476	172,876

Money Market Division:	142,527,267	150,249,267
Benefit Variable Universal Life	5,689,359	6,871,262
Benefit Variable Universal Life II	1,135,860	1,230,150
Executive Variable Universal Life	52,121,461	59,201,555
Executive Variable Universal Life II	48,758,458	33,589,100
Flexible Variable Life	103,974	394,324
PrinFlex Life®	11,386,755	22,300,355
Survivorship Flexible Premium Variable Universal Life	4,807,039	5,811,482
Principal Variable Universal Life Accumulator	804,127	720,448
Principal Variable Universal Life Accumulator II	3,071,495	5,060,940
Principal Variable Universal Life Income	3,308,812	3,614,173
Principal Variable Universal Life Income II	11,339,927	11,455,478

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Neuberger Berman AMT Guardian I Class Division:	281,351	621,551
Benefit Variable Universal Life	$ 20,329	$ 280,374
Benefit Variable Universal Life II	15,299	786
Executive Variable Universal Life	230,871	334,529
Executive Variable Universal Life II	14,852	5,862

Neuberger Berman AMT Partners I Class Division:	2,774,465	2,975,616
Benefit Variable Universal Life	147,675	97,504
Benefit Variable Universal Life II	546	39
Executive Variable Universal Life	2,454,414	2,813,464
Executive Variable Universal Life II	51,604	47,303
Principal Variable Universal Life Income II	120,226	17,306

Neuberger Berman AMT Small-Cap Growth S Class Division:	76,150	60,724
Benefit Variable Universal Life	8,550	25,796
Executive Variable Universal Life	67,365	33,164
Executive Variable Universal Life II	235	1,764

Oppenheimer Main Street Small Cap Service Shares Division:	172,423	36,700
Benefit Variable Universal Life	21,851	2,146
Benefit Variable Universal Life II	8,502	1,763
Executive Variable Universal Life	5,732	11,218
Executive Variable Universal Life II	28,145	13,161
Principal Variable Universal Life Income II	108,193	8,412

PIMCO High Yield Administrative Class Division:	678,162	130,054
Benefit Variable Universal Life	55,548	26,135
Benefit Variable Universal Life II	53,299	7,772
Executive Variable Universal Life	59,609	4,026
Executive Variable Universal Life II	509,706	92,121

PIMCO Real Return Administrative Class Division:	2,536,201	1,332,393
Benefit Variable Universal Life	224,003	169,526
Benefit Variable Universal Life II	10,826	2,131
Executive Variable Universal Life	1,787,460	1,002,468
Executive Variable Universal Life II	513,912	158,268

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

PIMCO Short-Term Administrative Class Division:	866,825	382,956
Benefit Variable Universal Life	$ 9,950	$ 529
Benefit Variable Universal Life II	19,831	580
Executive Variable Universal Life	332,134	114,724
Executive Variable Universal Life II	504,910	267,123

PIMCO Total Return Administrative Class Division:	9,921,241	4,550,608
Benefit Variable Universal Life	795,220	479,881
Benefit Variable Universal Life II	107,193	52,256
Executive Variable Universal Life	7,200,848	3,604,005
Executive Variable Universal Life II	1,817,980	414,466

Principal LifeTime Strategic Income Division:	2,516,159	1,074,943
Benefit Variable Universal Life	32,314	17,761
Benefit Variable Universal Life II	13,443	5,039
Executive Variable Universal Life	2,081,405	963,241
Executive Variable Universal Life II	70,930	21,001
PrinFlex Life®	53,886	22,227
Survivorship Flexible Premium Variable Universal Life	11,576	38
Principal Variable Universal Life Accumulator	39,890	3,643
Principal Variable Universal Life Accumulator II	96,203	21,848
Principal Variable Universal Life Income	106,876	18,272
Principal Variable Universal Life Income II	9,636	1,873

Principal LifeTime 2010 Division:	5,246,685	3,586,499
Benefit Variable Universal Life	206,217	156,083
Benefit Variable Universal Life II	14,693	996
Executive Variable Universal Life	4,091,874	2,817,808
Executive Variable Universal Life II	640,808	473,211
PrinFlex Life®	53,796	1,191
Principal Variable Universal Life Accumulator	15,486	423
Principal Variable Universal Life Accumulator II	83,681	29,127
Principal Variable Universal Life Income	106,414	106,076
Principal Variable Universal Life Income II	33,716	1,584

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Principal LifeTime 2020 Division:	12,114,387	7,054,442
Benefit Variable Universal Life	$ 1,147,569	$ 1,061,107
Benefit Variable Universal Life II	264,419	17,489
Executive Variable Universal Life	7,805,373	3,906,091
Executive Variable Universal Life II	1,730,023	912,003
PrinFlex Life®	112,336	87,121
Principal Variable Universal Life Accumulator	6,486	330
Principal Variable Universal Life Accumulator II	315,614	637,394
Principal Variable Universal Life Income	562,438	382,231
Principal Variable Universal Life Income II	170,129	50,676

Principal LifeTime 2030 Division:	8,806,906	5,191,029
Benefit Variable Universal Life	449,621	332,771
Benefit Variable Universal Life II	69,067	12,852
Executive Variable Universal Life	5,431,426	3,379,833
Executive Variable Universal Life II	710,075	195,846
PrinFlex Life®	59,168	12,204
Principal Variable Universal Life Accumulator II	327,010	238,910
Principal Variable Universal Life Income	1,254,975	834,518
Principal Variable Universal Life Income II	505,564	184,095

Principal LifeTime 2040 Division:	4,678,707	3,272,521
Benefit Variable Universal Life	1,042,483	750,295
Benefit Variable Universal Life II	33,741	24,075
Executive Variable Universal Life	1,205,691	1,110,512
Executive Variable Universal Life II	649,568	380,441
PrinFlex Life®	78,606	1,671
Principal Variable Universal Life Accumulator II	285,578	210,820
Principal Variable Universal Life Income	1,211,496	742,988
Principal Variable Universal Life Income II	171,544	51,719

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Principal LifeTime 2050 Division:	2,666,482	2,032,111
Benefit Variable Universal Life	$ 400,472	$ 109,560
Benefit Variable Universal Life II	108,219	8,359
Executive Variable Universal Life	593,698	762,465
Executive Variable Universal Life II	307,261	80,706
PrinFlex Life®	6,143	632
Principal Variable Universal Life Accumulator	2,810	604
Principal Variable Universal Life Accumulator II	227,131	166,736
Principal Variable Universal Life Income	849,369	840,430
Principal Variable Universal Life Income II	171,379	62,619

Putnam VT Growth & Income Class IB Division:	46,846	109,296
Benefit Variable Universal Life	42,838	106,164
Executive Variable Universal Life	4,008	3,132

Putnam VT International Equity Class IB Division:	691,433	884,774
Benefit Variable Universal Life	217,920	422,066
Executive Variable Universal Life	473,513	462,708

Putnam VT Voyager Class IB Division:	5,163,827	5,640,439
Benefit Variable Universal Life	265,460	47,261
Executive Variable Universal Life	1,487,088	539,739
Flexible Variable Life	10,783	2,640
PrinFlex Life®	3,031,340	4,428,095
Survivorship Flexible Premium Variable Universal Life	85,670	305,113
Principal Variable Universal Life Accumulator	283,486	317,591

Real Estate Securities Division:	18,303,099	15,960,424
Benefit Variable Universal Life	1,267,638	1,109,192
Benefit Variable Universal Life II	60,917	6,437
Executive Variable Universal Life	11,575,326	9,848,049
Executive Variable Universal Life II	710,024	320,289
Flexible Variable Life	31,278	43,168
PrinFlex Life®	1,818,229	1,962,681
Survivorship Flexible Premium Variable Universal Life	93,292	121,854
Principal Variable Universal Life Accumulator	546,231	465,868
Principal Variable Universal Life Accumulator II	1,055,917	984,925
Principal Variable Universal Life Income	844,207	1,021,763
Principal Variable Universal Life Income II	300,040	76,198

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SAM Balanced Portfolio Division:	12,351,703	4,756,719
Benefit Variable Universal Life	$ 192,587	$ 157,351
Benefit Variable Universal Life II	154,122	136,350
Executive Variable Universal Life	2,644,214	1,345,478
Executive Variable Universal Life II	1,582,086	846,636
Flexible Variable Life	1,082	710
PrinFlex Life®	1,733,540	673,417
Survivorship Flexible Premium Variable Universal Life	164,100	48,796
Principal Variable Universal Life Accumulator	53,905	57,031
Principal Variable Universal Life Accumulator II	980,313	225,648
Principal Variable Universal Life Income	2,228,568	785,456
Principal Variable Universal Life Income II	2,617,186	479,846

SAM Conservative Balanced Portfolio Division:	7,804,287	1,950,202
Benefit Variable Universal Life	47,992	2,658
Benefit Variable Universal Life II	25,361	8,608
Executive Variable Universal Life	1,480,762	653,669
Executive Variable Universal Life II	4,401,140	246,602
PrinFlex Life®	370,868	132,951
Survivorship Flexible Premium Variable Universal Life	38,868	42,310
Principal Variable Universal Life Accumulator	44,182	99,510
Principal Variable Universal Life Accumulator II	267,184	200,109
Principal Variable Universal Life Income	247,049	216,716
Principal Variable Universal Life Income II	880,881	347,069

SAM Conservative Growth Portfolio Division:	10,231,389	7,290,778
Benefit Variable Universal Life	86,304	11,880
Benefit Variable Universal Life II	233,114	6,182
Executive Variable Universal Life	1,412,015	551,880
Executive Variable Universal Life II	1,094,084	349,269
Flexible Variable Life	560	518
PrinFlex Life®	1,259,985	338,138
Survivorship Flexible Premium Variable Universal Life	201,377	32,507
Principal Variable Universal Life Accumulator	92,130	29,056
Principal Variable Universal Life Accumulator II	596,270	313,914
Principal Variable Universal Life Income	1,811,328	3,507,451
Principal Variable Universal Life Income II	3,444,222	2,149,983

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SAM Flexible Income Portfolio Division:	5,890,773	3,144,940
Benefit Variable Universal Life	$ 36,156	$ 16,341
Benefit Variable Universal Life II	6,005	1,207
Executive Variable Universal Life	876,262	608,151
Executive Variable Universal Life II	917,411	376,896
Flexible Variable Life	6,677	736
PrinFlex Life®	629,188	463,668
Survivorship Flexible Premium Variable Universal Life	409,298	20,904
Principal Variable Universal Life Accumulator	283,041	9,817
Principal Variable Universal Life Accumulator II	399,432	34,662
Principal Variable Universal Life Income	2,061,824	1,489,136
Principal Variable Universal Life Income II	265,479	123,422

SAM Strategic Growth Portfolio Division:	10,302,852	3,828,280
Benefit Variable Universal Life	136,990	27,167
Benefit Variable Universal Life II	104,516	17,984
Executive Variable Universal Life	1,637,943	815,441
Executive Variable Universal Life II	839,709	192,923
Flexible Variable Life	11,797	3,849
PrinFlex Life®	854,733	469,387
Survivorship Flexible Premium Variable Universal Life	293	78
Principal Variable Universal Life Accumulator	247,958	70,040
Principal Variable Universal Life Accumulator II	607,644	575,514
Principal Variable Universal Life Income	1,784,142	902,585
Principal Variable Universal Life Income II	4,077,127	753,312

Short-Term Income Division:	13,863,012	5,031,224
Benefit Variable Universal Life	599,862	129,305
Benefit Variable Universal Life II	130,673	26,405
Executive Variable Universal Life	3,876,373	1,884,963
Executive Variable Universal Life II	1,728,766	1,005,471
Flexible Variable Life	174,773	19,144
PrinFlex Life®	2,061,597	412,824
Survivorship Flexible Premium Variable Universal Life	285,734	282,313
Principal Variable Universal Life Accumulator	316,781	47,311
Principal Variable Universal Life Accumulator II	2,078,169	652,094
Principal Variable Universal Life Income	1,811,354	353,123
Principal Variable Universal Life Income II	798,930	218,271

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

SmallCap Blend Division:	2,686,780	3,670,633
Benefit Variable Universal Life	$ 77,091	$ 156,313
Benefit Variable Universal Life II	325	78
Executive Variable Universal Life	737,429	835,503
Executive Variable Universal Life II	17,534	546
Flexible Variable Life	35,821	19,442
PrinFlex Life®	1,135,173	1,801,520
Survivorship Flexible Premium Variable Universal Life	38,029	79,634
Principal Variable Universal Life Accumulator	248,662	455,981
Principal Variable Universal Life Accumulator II	173,258	179,190
Principal Variable Universal Life Income	178,210	134,907
Principal Variable Universal Life Income II	45,248	7,519

SmallCap Growth II Division:	4,719,986	6,055,351
Benefit Variable Universal Life	208,178	171,135
Benefit Variable Universal Life II	10,262	2,453
Executive Variable Universal Life	1,680,149	2,126,332
Executive Variable Universal Life II	209,432	117,775
Flexible Variable Life	2,696	4,050
PrinFlex Life®	1,549,939	2,445,891
Survivorship Flexible Premium Variable Universal Life	64,832	179,117
Principal Variable Universal Life Accumulator	125,546	183,611
Principal Variable Universal Life Accumulator II	302,818	322,609
Principal Variable Universal Life Income	472,647	459,705
Principal Variable Universal Life Income II	93,487	42,673

SmallCap Value I Division:	6,300,979	9,076,713
Benefit Variable Universal Life	511,719	632,490
Benefit Variable Universal Life II	9,761	1,519
Executive Variable Universal Life	2,564,758	3,992,701
Executive Variable Universal Life II	168,695	85,006
Flexible Variable Life	5,946	138,527
PrinFlex Life®	1,526,622	2,227,808
Survivorship Flexible Premium Variable Universal Life	82,962	379,406
Principal Variable Universal Life Accumulator	352,350	469,791
Principal Variable Universal Life Accumulator II	463,010	593,676
Principal Variable Universal Life Income	493,248	514,647
Principal Variable Universal Life Income II	121,908	41,142

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

T. Rowe Price Equity Income II Division:	608,017	452,780
Benefit Variable Universal Life	$ 172,886	$ 135,425
Executive Variable Universal Life	435,131	317,355

Templeton Developing Markets Securities Class 2 Division:	1,920,779	942,330
Benefit Variable Universal Life	137,747	165,055
Benefit Variable Universal Life II	12,228	620
Executive Variable Universal Life	1,486,279	615,432
Executive Variable Universal Life II	284,525	161,223

Templeton Foreign Securities Class 2 Division:	3,095,441	1,482,991
Benefit Variable Universal Life	38,138	6,389
Benefit Variable Universal Life II	68,630	47,183
Executive Variable Universal Life	1,177,430	1,091,274
Executive Variable Universal Life II	1,811,243	338,145

Templeton Global Bond Securities Class 2 Division:	8,105,235	5,069,177
Benefit Variable Universal Life	602,755	205,019
Benefit Variable Universal Life II	161,896	49,398
Executive Variable Universal Life	5,900,751	4,609,822
Executive Variable Universal Life II	1,439,833	204,938

Van Eck VIP Global Hard Assets Initial Class Division:	4,045,871	2,337,409
Benefit Variable Universal Life	156,620	44,495
Benefit Variable Universal Life II	129,065	15,466
Executive Variable Universal Life	3,318,240	2,181,756
Executive Variable Universal Life II	441,946	95,692

Vanguard VIF Balanced Division:	21,099,788	19,408,622
Benefit Variable Universal Life	2,143,761	1,876,108
Executive Variable Universal Life	18,956,027	17,532,514

Vanguard VIF Equity Index Division:	20,887,438	19,566,053
Benefit Variable Universal Life	1,924,126	2,075,220
Executive Variable Universal Life	18,963,312	17,490,833

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

Division:	Purchases	Sales

Vanguard VIF Mid-Cap Index Division:	8,142,691	7,001,622
Benefit Variable Universal Life	$ 923,327	$ 1,279,906
Benefit Variable Universal Life II	113,593	82,156
Executive Variable Universal Life	6,359,422	5,456,938
Executive Variable Universal Life II	746,349	182,622

Wells Fargo Advantage VT Index Asset Allocation Division:	196,847	314,046
Benefit Variable Universal Life	229	28,895
Executive Variable Universal Life	38,135	135,748
Flexible Variable Life	437	355
PrinFlex Life®	24,690	66,611
Survivorship Flexible Premium Variable Universal Life	2,921	2,137
Principal Variable Universal Life Accumulator	26,885	22,796
Principal Variable Universal Life Accumulator II	22,378	32,846
Principal Variable Universal Life Income	81,172	24,658

Wells Fargo Advantage VT Intrinsic Value Division:	1,115,116	126,412
Benefit Variable Universal Life	6,444	6,745
Executive Variable Universal Life	302,782	76,724
Executive Variable Universal Life II	215,423	19,300
Flexible Variable Life	111,120	3,394
PrinFlex Life®	33,732	4,125
Survivorship Flexible Premium Variable Universal Life	123,828	3,950
Principal Variable Universal Life Accumulator	321,787	12,174

Wells Fargo Advantage VT Omega Growth Division:	1,343,495	123,400
Benefit Variable Universal Life	1,946	2,207
Benefit Variable Universal Life II	428,329	3,297
Executive Variable Universal Life	11,800	136
Executive Variable Universal Life II	296,355	86,982
Flexible Variable Life	36,943	630
PrinFlex Life®	32,690	1,379
Survivorship Flexible Premium Variable Universal Life	362,776	22,896
Principal Variable Universal Life Accumulator	172,656	5,873

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

	2010		2009
Division:	Purchased	Redeemed	Purchased Redeemed

AllianceBernstein Global Thematic Growth Class A
Division:	4,701	1,908	324	34
Benefit Variable Universal Life II	138	14	38	2
Executive Variable Universal Life II	4,563	1,894	286	32

AllianceBernstein International Growth Class A
Division:	32,093	2,173	8,542	17
Benefit Variable Universal Life II	4,435	593	93	-
Executive Variable Universal Life II	27,658	1,580	8,449	17

AllianceBernstein International Value Class A
Division:	201,951	209,426	72,163	40,405
Benefit Variable Universal Life	416	3,287	2,882	11
Benefit Variable Universal Life II	1,632	382	1,044	69
Executive Variable Universal Life	174,342	202,478	61,274	38,970
Executive Variable Universal Life II	6,612	1,789	3,247	700
Principal Variable Universal Life Income II	18,949	1,490	3,716	655

AllianceBernstein Small Cap Growth Class A Division:	11,838	4,240	5,980	343
Benefit Variable Universal Life II	839	40	499	3
Executive Variable Universal Life II	5,632	3,249	-	-
Principal Variable Universal Life Income II	5,367	951	5,481	340

AllianceBernstein Small/Mid Cap Value Class A
Division:	25,296	4,308	1,119	128
Benefit Variable Universal Life II	268	17	-	-
Executive Variable Universal Life II	18,254	3,534	-	-
Principal Variable Universal Life Income II	6,774	757	1,119	128

American Century VP Income & Growth Class I
Division:	33,347	49,004	48,053	63,419
Flexible Variable Life	237	525	266	206
PrinFlex Life®	21,449	31,818	31,533	42,059
Survivorship Flexible Premium Variable Universal	584	676	528	887
Principal Variable Universal Life Accumulator	11,077	15,985	15,726	20,267

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased Redeemed		Purchased	Redeemed

American Century VP Income & Growth Class II
Division:	78,826	87,115	90,144	45,766
Benefit Variable Universal Life	1,426	4,125	5,581	6,734
Benefit Variable Universal Life II	181	5	-	-
Executive Variable Universal Life	40,310	47,701	49,323	18,683
Executive Variable Universal Life II	37	1	1,348	1,306
Principal Variable Universal Life Accumulator II	12,189	18,712	12,665	11,466
Principal Variable Universal Life Income	19,507	15,574	16,820	6,969
Principal Variable Universal Life Income II	5,176	997	4,407	608

American Century VP Inflation Protection Class II
Division:	43,225	7,850
PrinFlex Life®	14,211	7,398	-	-
Survivorship Flexible Premium Variable Universal	50	1	-	-
Principal Variable Universal Life Accumulator	767	9	-	-
Principal Variable Universal Life Accumulator II	5,835	60	-	-
Principal Variable Universal Life Income	3,823	284	-	-
Principal Variable Universal Life Income II	18,539	98	-	-

American Century VP International Class II Division:	6,040	2,460	11,025	29,155
Benefit Variable Universal Life	770	615	1,004	2,871
Executive Variable Universal Life	5,260	1,845	10,021	26,284
Executive Variable Universal Life II	10	-	-	-

American Century VP MidCap Value Class II Division:	658,049	535,953	390,041	117,681
Benefit Variable Universal Life	13,689	13,405	25,069	5,903
Benefit Variable Universal Life II	5,478	583	1,183	178
Executive Variable Universal Life	585,779	505,079	347,938	110,393
Executive Variable Universal Life II	38,207	16,701	15,851	1,207
Flexible Variable Life	-	-	-	-
PrinFlex Life®	3,800	42	-	-
Survivorship Flexible Premium Variable Universal	-	-	-	-
Principal Variable Universal Life Accumulator	1,574	2	-	-
Principal Variable Universal Life Accumulator II	6,405	43	-	-
Principal Variable Universal Life Income	734	29	-	-
Principal Variable Universal Life Income II	2,383	69	-	-

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

American Century VP Ultra® Class I Division:	26,666	36,242	51,408	77,475
Flexible Variable Life	63	344	185	81
PrinFlex Life®	15,539	20,796	36,672	36,795
Survivorship Flexible Premium Variable Universal	2,248	4,291	2,748	26,455
Principal Variable Universal Life Accumulator	8,816	10,811	11,803	14,144

American Century VP Ultra® Class II Division:	98,638	95,913	140,407	169,248
Benefit Variable Universal Life	5,570	6,800	9,590	6,988
Executive Variable Universal Life	66,612	69,092	103,497	142,140
Principal Variable Universal Life Accumulator II	15,983	14,532	19,429	13,334
Principal Variable Universal Life Income	10,473	5,489	7,891	6,786

American Century VP Value Class II Division:	824,388	749,952	328,635	264,115
Benefit Variable Universal Life	45,322	43,627	23,608	17,808
Benefit Variable Universal Life II	1,339	461	774	89
Executive Variable Universal Life	591,658	581,950	103,696	75,878
Executive Variable Universal Life II	75,673	27,714	55,623	6,038
Flexible Variable Life	297	320	363	227
PrinFlex Life®	23,722	30,308	49,860	68,075
Survivorship Flexible Premium Variable Universal	5,439	5,160	15,501	28,313
Principal Variable Universal Life Accumulator	10,524	5,556	7,925	10,554
Principal Variable Universal Life Accumulator II	36,065	32,386	35,148	33,509
Principal Variable Universal Life Income	18,227	19,442	27,319	22,821
Principal Variable Universal Life Income II	16,122	3,028	8,818	803

American Century VP VistaSM Class II Division:	33,109	47,216	70,193	63,691
Benefit Variable Universal Life	4,858	10,027	12,643	2,512
Benefit Variable Universal Life II	18	2	30	1
Executive Variable Universal Life	26,595	36,983	56,709	61,086
Principal Variable Universal Life Income II	1,638	204	811	92

Asset Allocation Division:	118,483	168,697	139,042	205,852
Flexible Variable Life	176	512	213	679
PrinFlex Life®	80,406	125,581	89,870	134,758
Survivorship Flexible Premium Variable Universal	5,189	14,290	7,219	28,036
Principal Variable Universal Life Accumulator	8,635	10,837	11,473	18,152
Principal Variable Universal Life Accumulator II	13,154	11,114	20,072	17,197
Principal Variable Universal Life Income	10,923	6,363	10,195	7,030

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Balanced Division:	132,235	250,629	223,491	236,581
Flexible Variable Life	5,465	10,763	7,093	11,221
PrinFlex Life®	81,392	196,386	161,725	168,594
Survivorship Flexible Premium Variable Universal	4,255	2,790	3,612	18,325
Principal Variable Universal Life Accumulator	13,393	19,064	14,496	15,097
Principal Variable Universal Life Accumulator II	17,187	13,903	22,396	13,014
Principal Variable Universal Life Income	10,543	7,723	14,169	10,330

Bond & Mortgage Securities Division:	1,099,652	1,079,366	859,792	952,591
Benefit Variable Universal Life	88,491	73,259	90,562	80,804
Benefit Variable Universal Life II	1,430	169	2,423	33
Executive Variable Universal Life	608,224	596,247	347,285	327,489
Executive Variable Universal Life II	11,957	12,695	8,865	1,194
Flexible Variable Life	2,928	3,704	3,017	10,653
PrinFlex Life®	154,318	197,301	178,526	319,195
Survivorship Flexible Premium Variable Universal	14,052	22,423	14,469	26,155
Principal Variable Universal Life Accumulator	34,712	32,700	42,025	54,258
Principal Variable Universal Life Accumulator II	102,595	95,876	103,162	82,244
Principal Variable Universal Life Income	55,463	36,948	63,000	49,764
Principal Variable Universal Life Income II	25,482	8,044	6,458	802

Calvert VP EAFE International Index Class F Division:	25,255	4,590	3,769	617
Benefit Variable Universal Life II	1,357	92	1,186	5
Executive Variable Universal Life II	23,898	4,498	2,583	612

Calvert VP Income Division:	20,478	2,705	4,039	566
Benefit Variable Universal Life II	50	18	332	3
Executive Variable Universal Life II	4,998	112	-	-
Principal Variable Universal Life Income II	15,430	2,575	3,707	563

Calvert VP Russell 2000 Small Cap Index Class F
Division:	281,110	128,948	262,707	118,977
Benefit Variable Universal Life	27,270	22,810	21,039	21,975
Benefit Variable Universal Life II	2,403	110	824	7
Executive Variable Universal Life	140,892	68,535	178,107	85,351
Executive Variable Universal Life II	69,093	17,981	29,474	1,837
Principal Variable Universal Life Accumulator II	11,065	9,418	14,653	4,673
Principal Variable Universal Life Income	15,897	7,422	11,614	4,079
Principal Variable Universal Life Income II	14,490	2,672	6,996	1,055

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Calvert VP S&P MidCap 400 Index Class F Division:	22,415	10,044	15,921	3,156
Principal Variable Universal Life Accumulator II	5,943	680	3,442	345
Principal Variable Universal Life Income	5,598	8,184	8,784	2,375
Principal Variable Universal Life Income II	10,874	1,180	3,695	436

Calvert VP Sust. and Resp. Investment Equity Initial
Shares Division:	4,936	893
Flexible Variable Life	320	2	-	-
PrinFlex Life®	2,671	884	-	-
Principal Variable Universal Life Accumulator II	1,647	5	-	-
Principal Variable Universal Life Income	287	-	-	-
Principal Variable Universal Life Income II	11	2	-	-

Delaware VIP Small Cap Value Service Class Division:	199,911	30,316
Benefit Variable Universal Life	3,324	14	-	-
Benefit Variable Universal Life II	27	-	-	-
Executive Variable Universal Life	143,965	27,681	-	-
Executive Variable Universal Life II	6,137	1,392	-	-
PrinFlex Life®	12,103	694	-	-
Principal Variable Universal Life Accumulator	8,940	11	-	-
Principal Variable Universal Life Accumulator II	14,301	194	-	-
Principal Variable Universal Life Income	6,263	255	-	-
Principal Variable Universal Life Income II	4,851	75	-	-

Diversified International Division:	3,540,049	1,588,694	1,447,676	1,390,829
Benefit Variable Universal Life	191,852	79,538	76,230	71,274
Benefit Variable Universal Life II	3,876	1,067	2,560	287
Executive Variable Universal Life	1,142,865	606,338	600,005	511,121
Executive Variable Universal Life II	80,535	18,605	36,215	3,003
Flexible Variable Life	6,542	2,787	1,064	1,597
PrinFlex Life®	1,149,408	493,333	304,924	466,113
Survivorship Flexible Premium Variable Universal	104,662	63,107	66,364	59,023
Principal Variable Universal Life Accumulator	157,690	65,411	43,632	64,970
Principal Variable Universal Life Accumulator II	359,182	147,260	141,262	117,908
Principal Variable Universal Life Income	304,107	101,987	157,292	92,139
Principal Variable Universal Life Income II	39,330	9,261	18,128	3,394

Dreyfus IP Core Value Service Shares Division:	14,888	15,071	17,169	16,877
Benefit Variable Universal Life	1,866	855	5,536	5,504
Executive Variable Universal Life	12,877	14,090	11,523	11,371
Executive Variable Universal Life II	145	126	110	2

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

The Dreyfus Socially Responsible Growth Service
Shares Division:	5,703	3,092	4,109	1,546
Benefit Variable Universal Life	147	1,537	1,747	262
Executive Variable Universal Life	5,556	1,555	2,362	1,284

Dreyfus VIF Appreciation Service Shares Division:	39,676	63,605	46,596	49,796
Benefit Variable Universal Life	8,826	15,184	10,617	6,978
Benefit Variable Universal Life II	2,509	1,295	293	9
Executive Variable Universal Life	25,629	44,519	32,623	42,317
Executive Variable Universal Life II	2,712	2,607	3,063	492

Dreyfus VIF Opportunistic SmallCap Service Shares
Division:	113,403	97,899	122,115	103,472
Benefit Variable Universal Life	11,695	5,379	8,269	6,075
Executive Variable Universal Life	31,869	7,959	14,790	20,712
Principal Variable Universal Life Accumulator II	39,273	53,381	50,822	45,133
Principal Variable Universal Life Income	30,566	31,180	48,234	31,552

Dreyfus VIF Quality Bond Service Shares Division:	71,987	77,495	124,007	96,412
Benefit Variable Universal Life	2,188	7,795	8,733	8,103
Executive Variable Universal Life	69,799	69,700	115,274	88,309

DWS Dreman Small Mid Cap Value Class B Division:	113,065	43,549	82,441	32,850
Benefit Variable Universal Life	6,861	171	6,003	23
Benefit Variable Universal Life II	3,817	1,219	1,463	63
Executive Variable Universal Life	43,444	9,030	18,847	29,324
Executive Variable Universal Life II	55,035	31,790	52,621	2,035
Principal Variable Universal Life Income II	3,908	1,339	3,507	1,405

Equity Income Division:	259,533	225,325	305,593	315,042
Flexible Variable Life	1,684	1,714	493	738
PrinFlex Life®	126,243	107,599	158,743	208,369
Survivorship Flexible Premium Variable Universal	4,263	33,191	46,240	20,136
Principal Variable Universal Life Accumulator	13,484	6,697	15,041	13,259
Principal Variable Universal Life Accumulator II	80,695	47,660	41,705	49,415
Principal Variable Universal Life Income	33,164	28,464	43,371	23,125

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Equity-Income Initial Class Division:	152,183	311,687	240,163	385,372
Flexible Variable Life	940	1,536	647	3,339
PrinFlex Life®	122,504	225,691	193,318	302,493
Survivorship Flexible Premium Variable Universal	6,616	60,823	16,966	41,953
Principal Variable Universal Life Accumulator	22,123	23,637	29,232	37,587

Fidelity VIP Equity-Income Service Class 2 Division:	338,478	346,888	603,598	766,823
Benefit Variable Universal Life	36,053	44,954	57,425	62,653
Benefit Variable Universal Life II	1,086	34	382	5
Executive Variable Universal Life	137,694	170,323	331,851	557,309
Executive Variable Universal Life II	8,146	4,444	3,881	1,622
Principal Variable Universal Life Accumulator II	74,529	80,412	102,742	78,572
Principal Variable Universal Life Income	61,278	41,681	97,553	65,473
Principal Variable Universal Life Income II	19,692	5,040	9,764	1,189

Fidelity VIP Growth Service Class 2 Division:	242,306	256,788	426,095	443,227
Benefit Variable Universal Life	35,033	31,260	34,250	64,066
Executive Variable Universal Life	81,837	108,487	249,062	228,753
Flexible Variable Life	345	177	378	1,196
PrinFlex Life®	29,100	35,663	37,920	56,842
Survivorship Flexible Premium Variable Universal	1,201	1,501	5,062	5,046
Principal Variable Universal Life Accumulator	19,098	13,271	17,754	14,542
Principal Variable Universal Life Accumulator II	21,624	19,766	36,561	38,144
Principal Variable Universal Life Income	54,068	46,663	45,108	34,638

Fidelity VIP High Income Initial Class Division:	90,130	126,580	191,005	121,475
Flexible Variable Life	333	277	220	210
PrinFlex Life®	81,063	95,161	125,262	96,303
Survivorship Flexible Premium Variable Universal	4,443	23,774	53,549	16,639
Principal Variable Universal Life Accumulator	4,291	7,368	11,974	8,323

Fidelity VIP High Income Service Class 2 Division:	663,865	654,130	594,997	277,143
Benefit Variable Universal Life	42,484	31,464	62,127	44,124
Benefit Variable Universal Life II	986	323	434	1
Executive Variable Universal Life	548,736	579,723	441,113	206,156
Executive Variable Universal Life II	27,171	16,312	35,240	10,582
Principal Variable Universal Life Accumulator II	17,761	15,655	32,834	10,195
Principal Variable Universal Life Income	9,499	6,781	19,615	5,495
Principal Variable Universal Life Income II	17,228	3,872	3,634	590

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Asset Manager Service Class 2 Division:	55,282	45,486	75,650	182,384
Benefit Variable Universal Life	18,365	17,207	33,766	62,401
Executive Variable Universal Life	36,917	28,279	41,884	119,983

Fidelity VIP Contrafund Initial Class Division:	257,833	531,623	382,440	663,239
Flexible Variable Life	1,025	1,233	2,845	14,309
PrinFlex Life®	211,086	422,663	295,433	554,909
Survivorship Flexible Premium Variable Universal	25,255	86,127	57,189	61,669
Principal Variable Universal Life Accumulator	20,467	21,600	26,973	32,352

Fidelity VIP Contrafund Service Class 2 Division:	2,232,545	2,016,674	1,502,375	1,059,860
Benefit Variable Universal Life	147,338	158,116	173,594	138,751
Benefit Variable Universal Life II	16,109	4,404	4,929	512
Executive Variable Universal Life	1,727,839	1,640,683	967,973	725,097
Executive Variable Universal Life II	119,760	26,335	76,459	5,943
Principal Variable Universal Life Accumulator II	95,854	93,602	112,352	106,737
Principal Variable Universal Life Income	80,405	80,531	134,826	79,052
Principal Variable Universal Life Income II	45,240	13,003	32,242	3,768

Fidelity VIP Mid Cap Service Class 2 Division:	1,060,513	824,333	724,044	544,095
Benefit Variable Universal Life	70,560	67,220	109,214	81,808
Benefit Variable Universal Life II	13,368	4,982	8,741	202
Executive Variable Universal Life	685,557	609,688	423,222	386,385
Executive Variable Universal Life II	191,683	72,782	53,140	12,751
Principal Variable Universal Life Accumulator II	31,113	27,792	41,080	32,012
Principal Variable Universal Life Income	41,884	37,144	78,448	29,323
Principal Variable Universal Life Income II	26,348	4,725	10,199	1,614

Franklin Income Securities Class 2 Division:	347,735	272,360	222,438	211,039
Benefit Variable Universal Life	43,340	26,319	55,694	40,038
Benefit Variable Universal Life II	1,475	457	632	13
Executive Variable Universal Life	293,067	241,501	163,341	170,965
Executive Variable Universal Life II	9,853	4,083	2,771	23

Franklin Mutual Global Discovery Securities Class 2
Division:	417,929	300,218	362,263	175,866
Benefit Variable Universal Life	28,098	39,400	51,143	39,450
Benefit Variable Universal Life II	4,718	1,153	1,600	428
Executive Variable Universal Life	306,143	241,352	260,977	135,195
Executive Variable Universal Life II	69,010	15,967	43,117	354
Principal Variable Universal Life Income II	9,960	2,346	5,426	439

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Franklin Mutual Shares Class 2 Division:	575,632	503,816	345,817	259,165
Benefit Variable Universal Life	34,263	37,262	46,395	42,824
Benefit Variable Universal Life II	2,298	634	1,367	5
Executive Variable Universal Life	462,924	452,357	288,964	216,274
Executive Variable Universal Life II	76,147	13,563	9,091	62

Franklin Rising Dividends Securities Class 2 Division:	233,294	100,499	94,616	95,290
Benefit Variable Universal Life	36,480	24,750	19,959	12,685
Benefit Variable Universal Life II	1,017	65	606	16
Executive Variable Universal Life	162,906	71,390	63,439	82,024
Executive Variable Universal Life II	26,019	2,950	7,322	180
Principal Variable Universal Life Income II	6,872	1,344	3,290	385

Franklin Small Cap Value Securities Class 2 Division:	396,473	304,136	484,289	333,726
Benefit Variable Universal Life	28,033	36,174	39,533	21,550
Benefit Variable Universal Life II	2,722	602	1,263	119
Executive Variable Universal Life	332,711	258,420	433,190	310,888
Executive Variable Universal Life II	33,007	8,940	10,303	1,169

Franklin Strategic Income Securities Class 2 Division:	402,250	174,751	268,728	34,351
Benefit Variable Universal Life	25,561	19,565	22,798	12,641
Benefit Variable Universal Life II	5,499	278	1,431	11
Executive Variable Universal Life	238,061	136,023	161,271	20,054
Executive Variable Universal Life II	133,129	18,885	83,228	1,645

Franklin U.S. Government Fund Class 2 Division:	58,563	42,899
Benefit Variable Universal Life	1,402	16	-	-
Executive Variable Universal Life	51,560	41,560	-	-
Executive Variable Universal Life II	5,601	1,323	-	-

Goldman Sachs VIT Structured Small Cap Equity
Service Class I Division:	76,114	28,749	55,238	64,050
Benefit Variable Universal Life	2,913	3,550	5,849	10,663
Executive Variable Universal Life	73,201	25,199	49,389	53,387

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Government & High Quality Bond Division:	4,333,735	793,060	525,921	343,436
Benefit Variable Universal Life	277,496	34,789	4,406	4,406
Benefit Variable Universal Life II	4,854	210	-	-
Executive Variable Universal Life	1,475,882	321,858	399,352	311,708
Executive Variable Universal Life II	116,736	43,699	4,762	141
Flexible Variable Life	19,277	1,091	2,190	1,940
PrinFlex Life®	1,155,846	215,952	52,403	16,761
Survivorship Flexible Premium Variable Universal	170,393	34,459	25,814	603
Principal Variable Universal Life Accumulator	372,829	33,392	6,317	1,493
Principal Variable Universal Life Accumulator II	353,526	55,065	13,056	4,767
Principal Variable Universal Life Income	307,174	25,486	14,995	1,315
Principal Variable Universal Life Income II	79,722	27,059	2,626	302

International Emerging Markets Division:	447,101	388,913	513,285	368,301
Benefit Variable Universal Life	14,958	10,361	14,053	6,017
Benefit Variable Universal Life II	5,882	1,186	2,248	413
Executive Variable Universal Life	169,918	140,217	163,968	101,747
Executive Variable Universal Life II	39,699	8,797	14,295	1,100
Flexible Variable Life	5,814	9,454	1,866	2,042
PrinFlex Life®	63,539	91,505	118,231	129,737
Survivorship Flexible Premium Variable Universal	1,843	9,172	13,676	6,360
Principal Variable Universal Life Accumulator	13,124	15,587	24,879	19,570
Principal Variable Universal Life Accumulator II	51,580	53,204	58,628	53,344
Principal Variable Universal Life Income	47,913	39,236	84,309	45,449
Principal Variable Universal Life Income II	32,831	10,194	17,132	2,522

Invesco V.I. Capital Appreciation Series I Division:	48,612	87,671	95,832	91,483
Benefit Variable Universal Life	5,324	14,800	8,404	34,430
Executive Variable Universal Life	19,299	31,757	51,460	24,419
PrinFlex Life®	13,882	27,319	25,427	22,265
Survivorship Flexible Premium Variable Universal	3,427	3,775	1,682	1,078
Principal Variable Universal Life Accumulator	6,680	10,020	8,859	9,291

Invesco V.I. Capital Appreciation Series II Division:	43,818	91,100	80,608	20,797
Benefit Variable Universal Life II	444	31	-	-
Executive Variable Universal Life II	20,993	72,168	54,019	2,615
Principal Variable Universal Life Accumulator II	10,305	10,956	16,580	14,197
Principal Variable Universal Life Income	6,160	6,982	8,263	3,718
Principal Variable Universal Life Income II	5,916	963	1,746	267

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Invesco V.I. Core Equity Series I Division:	225,751	149,941	199,668	209,371
Benefit Variable Universal Life	42,069	12,635	9,151	3,804
Executive Variable Universal Life	130,252	56,140	83,272	68,646
Flexible Variable Life	1,754	1,143	477	4,322
PrinFlex Life®	33,067	53,532	75,136	93,166
Survivorship Flexible Premium Variable Universal	3,172	4,197	10,679	8,707
Principal Variable Universal Life Accumulator	15,437	22,294	20,953	30,726

Invesco V.I. Core Equity Series II Division:	166,790	107,859	164,090	80,344
Benefit Variable Universal Life II	2,680	2,483	566	43
Executive Variable Universal Life II	78,848	27,951	46,146	1,778
Principal Variable Universal Life Accumulator II	41,512	43,903	44,326	44,765
Principal Variable Universal Life Income	36,503	31,715	66,999	32,904
Principal Variable Universal Life Income II	7,247	1,807	6,053	854

Invesco V.I. Dynamics Series I Division:	79,139	70,484	91,052	46,882
Benefit Variable Universal Life	3,538	4,097	9,251	5,190
Benefit Variable Universal Life II	1,216	68	-	-
Executive Variable Universal Life	59,097	54,898	54,341	24,065
Executive Variable Universal Life II	2,214	378	4,032	1,688
Flexible Variable Life	43	41	58	53
PrinFlex Life®	11,158	8,758	17,488	10,053
Survivorship Flexible Premium Variable Universal	1	227	1,977	2,755
Principal Variable Universal Life Accumulator	1,872	2,017	3,905	3,078

Invesco V.I. Global Health Care Series I Division:	217,264	223,561	218,914	181,346
Benefit Variable Universal Life	16,417	14,119	25,182	16,687
Benefit Variable Universal Life II	555	25	32	2
Executive Variable Universal Life	116,600	99,784	88,807	52,697
Executive Variable Universal Life II	4,706	791	744	152
Flexible Variable Life	106	428	1,299	2,987
PrinFlex Life®	23,222	51,961	47,045	60,610
Survivorship Flexible Premium Variable Universal	6,832	2,361	5,281	2,402
Principal Variable Universal Life Accumulator	10,562	14,614	12,147	18,385
Principal Variable Universal Life Accumulator II	23,276	29,130	19,672	17,382
Principal Variable Universal Life Income	9,600	9,325	15,501	9,134
Principal Variable Universal Life Income II	5,388	1,023	3,204	908

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Invesco V.I. International Growth Series I Division:	564,570	522,812	230,597	169,958
Benefit Variable Universal Life	20,019	25,059	29,163	31,130
Benefit Variable Universal Life II	2,537	1,025	2,438	330
Executive Variable Universal Life	516,144	492,307	179,268	137,941
Executive Variable Universal Life II	25,870	4,421	19,728	557

Invesco V.I. Mid Cap Core Equity Series II Division:	24,128	5,788	28,557	3,303
Benefit Variable Universal Life	523	1,057	522	460
Executive Variable Universal Life	23,605	4,731	28,035	2,843

Invesco V.I. Small Cap Equity Series I Division:	516,163	415,873	380,453	285,557
Benefit Variable Universal Life	21,419	28,641	46,485	45,500
Benefit Variable Universal Life II	2,700	21	91	7
Executive Variable Universal Life	404,620	319,850	275,948	200,311
Executive Variable Universal Life II	35,746	17,369	13,222	3,190
Flexible Variable Life	1,099	1,085	1,736	1,470
PrinFlex Life®	43,635	40,788	35,606	26,787
Survivorship Flexible Premium Variable Universal	59	543	864	607
Principal Variable Universal Life Accumulator	6,885	7,576	6,501	7,685

Invesco V.I. Technology Series I Division:	358,502	447,649	411,837	323,543
Benefit Variable Universal Life	16,157	31,033	52,806	31,018
Executive Variable Universal Life	289,003	328,177	208,637	190,646
Flexible Variable Life	4,214	6,300	3,074	1,297
PrinFlex Life®	41,292	72,195	132,817	87,159
Survivorship Flexible Premium Variable Universal	1,119	637	1,296	1,010
Principal Variable Universal Life Accumulator	6,717	9,307	13,207	12,413

Janus Aspen Balanced Service Shares Division:	128,410	88,716	162,698	47,475
Benefit Variable Universal Life	7,558	5,352	5,608	1,437
Benefit Variable Universal Life II	3,024	345	831	21
Executive Variable Universal Life	53,422	63,235	138,712	37,867
Executive Variable Universal Life II	64,406	19,784	17,547	8,150

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Janus Aspen Enterprise Service Shares Division:	291,095	198,581	353,169	273,041
Benefit Variable Universal Life	6,377	11,846	12,738	8,676
Benefit Variable Universal Life II	2,834	989	1,553	48
Executive Variable Universal Life	192,814	102,397	227,312	145,349
Executive Variable Universal Life II	21,645	8,500	14,449	1,075
Flexible Variable Life	536	143	1,654	1,921
PrinFlex Life®	43,133	58,524	75,759	85,915
Survivorship Flexible Premium Variable Universal	7,187	431	2,096	10,915
Principal Variable Universal Life Accumulator	16,569	15,751	17,608	19,142

Janus Aspen Flexible Bond Service Shares Division:	1,403,985	913,457	1,335,476	391,261
Benefit Variable Universal Life	76,740	34,773	95,379	58,874
Benefit Variable Universal Life II	6,407	1,008	5,150	938
Executive Variable Universal Life	1,058,685	842,155	1,025,664	313,364
Executive Variable Universal Life II	262,153	35,521	209,283	18,085

Janus Aspen Forty Service Shares Division:	469,815	220,121	38,183	2,974
Benefit Variable Universal Life II	8,491	3,437	2,494	77
Executive Variable Universal Life II	438,406	210,944	24,939	1,243
Principal Variable Universal Life Income II	22,918	5,740	10,750	1,654

Janus Aspen Overseas Service Shares Division:	158,649	84,799	156,528	107,596
Benefit Variable Universal Life	22,456	11,120	18,389	19,298
Executive Variable Universal Life	136,193	73,679	138,139	88,298

Janus Aspen Worldwide Service Shares Division:	24,018	20,414	40,368	51,217
Benefit Variable Universal Life	13,841	6,566	18,557	18,016
Benefit Variable Universal Life II	100	1	-	-
Executive Variable Universal Life	9,415	13,661	20,804	33,172
Executive Variable Universal Life II	662	186	1,007	29

JPMorgan Core Bond Class 1 Division:	127,446	95,512	236,552	99,650
Benefit Variable Universal Life	37,097	20,124	40,453	16,387
Executive Variable Universal Life	90,349	75,388	196,099	83,263

JPMorgan Small Cap Core Class 1 Division:	240,240	251,575	307,839	83,410
Benefit Variable Universal Life	15,024	21,147	61,820	7,543
Executive Variable Universal Life	225,216	230,428	246,019	75,867

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

LargeCap Blend II Division:	311,954	324,185	351,983	282,652
Benefit Variable Universal Life	11,779	10,130	22,437	12,741
Benefit Variable Universal Life II	803	64	909	4
Executive Variable Universal Life	114,653	100,110	69,535	26,908
Executive Variable Universal Life II	13,120	1,741	5,120	552
Flexible Variable Life	942	1,038	526	2,635
PrinFlex Life®	26,006	59,157	57,943	84,268
Survivorship Flexible Premium Variable Universal	998	912	1,337	4,289
Principal Variable Universal Life Accumulator	21,578	24,318	27,454	28,979
Principal Variable Universal Life Accumulator II	66,382	78,271	84,329	71,660
Principal Variable Universal Life Income	48,712	46,452	76,878	49,529
Principal Variable Universal Life Income II	6,981	1,992	5,515	1,087

LargeCap Growth Division:	483,234	538,431	609,172	556,957
Benefit Variable Universal Life	11,872	14,316	13,548	5,896
Benefit Variable Universal Life II	703	223	941	5
Executive Variable Universal Life	217,442	161,043	209,693	114,955
Executive Variable Universal Life II	33,995	8,521	32,626	2,934
Flexible Variable Life	419	189	2,266	370
PrinFlex Life®	160,993	273,628	250,098	352,454
Survivorship Flexible Premium Variable Universal	13,718	40,485	33,594	32,994
Principal Variable Universal Life Accumulator	6,044	6,827	9,228	10,075
Principal Variable Universal Life Accumulator II	23,113	21,947	32,370	15,869
Principal Variable Universal Life Income	14,935	11,252	24,808	21,405

LargeCap Growth I Division:	753,132	1,017,825	959,030	1,136,644
Benefit Variable Universal Life	32,741	26,148	31,185	23,483
Benefit Variable Universal Life II	2,337	184	829	11
Executive Variable Universal Life	141,965	117,714	113,878	73,644
Executive Variable Universal Life II	85,382	16,515	47,250	3,964
Flexible Variable Life	1,875	2,111	3,137	6,934
PrinFlex Life®	321,432	624,373	516,650	799,684
Survivorship Flexible Premium Variable Universal	23,174	87,136	36,082	52,222
Principal Variable Universal Life Accumulator	25,205	43,632	33,915	53,986
Principal Variable Universal Life Accumulator II	57,267	56,463	72,027	75,864
Principal Variable Universal Life Income	39,019	38,825	85,744	45,476
Principal Variable Universal Life Income II	22,735	4,724	18,333	1,376

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

LargeCap S&P 500 Index Division:	589,210	536,150	665,175	589,301
Benefit Variable Universal Life II	6,015	1,484	4,925	147
Executive Variable Universal Life II	210,665	68,809	93,074	11,897
Flexible Variable Life	1,726	1,065	860	4,707
PrinFlex Life®	179,017	272,994	255,450	343,671
Survivorship Flexible Premium Variable Universal	11,010	33,835	21,086	32,127
Principal Variable Universal Life Accumulator	29,463	32,816	39,411	62,673
Principal Variable Universal Life Accumulator II	71,505	66,070	131,807	94,339
Principal Variable Universal Life Income	44,011	29,849	75,859	36,495
Principal Variable Universal Life Income II	35,798	29,228	42,703	3,245

LargeCap Value Division:	341,380	477,361	430,019	605,592
Benefit Variable Universal Life	4,133	9,374	7,927	2,340
Benefit Variable Universal Life II	51	2	-	-
Executive Variable Universal Life	54,713	48,418	54,996	37,504
Executive Variable Universal Life II	8,091	5,483	3,386	1,934
Flexible Variable Life	8,450	17,709	11,619	20,913
PrinFlex Life®	158,819	300,222	229,048	407,695
Survivorship Flexible Premium Variable Universal	14,099	7,349	19,758	18,178
Principal Variable Universal Life Accumulator	25,032	46,270	31,363	61,300
Principal Variable Universal Life Accumulator II	23,884	21,941	34,365	35,930
Principal Variable Universal Life Income	20,089	13,798	26,516	17,171
Principal Variable Universal Life Income II	24,019	6,795	11,041	2,627

LargeCap Value III Division:	277,184	348,990	491,156	509,705
Benefit Variable Universal Life	31,603	49,778	49,925	38,310
Benefit Variable Universal Life II	1,395	240	795	41
Executive Variable Universal Life	59,866	65,239	140,574	161,057
Executive Variable Universal Life II	5,317	3,490	8,617	1,213
Flexible Variable Life	775	923	343	1,938
PrinFlex Life®	27,956	67,813	60,428	105,661
Survivorship Flexible Premium Variable Universal	2,752	2,279	5,214	32,422
Principal Variable Universal Life Accumulator	16,479	21,517	26,170	26,489
Principal Variable Universal Life Accumulator II	69,482	79,443	97,005	81,022
Principal Variable Universal Life Income	57,372	56,603	96,948	60,774
Principal Variable Universal Life Income II	4,187	1,665	5,137	778

MFS® VIT Global Equity Class Division:	18,566	17,665	30,455	16,925
Benefit Variable Universal Life	1,277	2,241	2,115	480
Benefit Variable Universal Life II	687	33	285	9
Executive Variable Universal Life	16,387	15,380	28,051	16,436
Executive Variable Universal Life II	215	11	4	-

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

MFS® VIT Growth Class Division:	306,972	233,935	150,228	62,371
Benefit Variable Universal Life	27,283	11,715	27,735	11,613
Benefit Variable Universal Life II	851	39	94	3
Executive Variable Universal Life	249,950	213,675	104,345	47,597
Executive Variable Universal Life II	28,888	8,506	18,054	3,158

MFS® VIT MidCap Growth Class Division:	34,513	21,151	43,918	50,135
Benefit Variable Universal Life	10,295	9,796	13,619	8,239
Executive Variable Universal Life	24,218	11,355	30,299	41,896

MFS® VIT New Discovery Class Division:	253,521	99,366	199,548	109,966
Benefit Variable Universal Life	27,904	15,547	29,320	14,671
Benefit Variable Universal Life II	1,468	408	620	1
Executive Variable Universal Life	166,929	63,419	127,153	59,272
Executive Variable Universal Life II	27,098	5,334	2,016	487
Principal Variable Universal Life Accumulator II	11,756	8,517	20,518	30,874
Principal Variable Universal Life Income	13,336	4,647	16,966	4,468
Principal Variable Universal Life Income II	5,030	1,494	2,955	193

MFS® VIT Research International Class Division:	160,215	64,787	73,042	25,870
Benefit Variable Universal Life	44,810	33,881	39,270	25,015
Benefit Variable Universal Life II	5,208	1,293	630	14
Executive Variable Universal Life	50,142	17,876	30,879	70
Executive Variable Universal Life II	60,055	11,737	2,263	771

MFS® VIT Total Return Class Division:	61,181	17,598	4,887	234
Benefit Variable Universal Life II	292	135	-	-
Executive Variable Universal Life II	60,889	17,463	4,887	234

MFS® VIT Utilities Class Division:	38,537	10,698	15,549	973
Benefit Variable Universal Life II	2,038	485	45	-
Executive Variable Universal Life II	9,485	4,870	4,253	80
Principal Variable Universal Life Income II	27,014	5,343	11,251	893

MFS® VIT Value Class Division:	429,956	251,972	537,868	351,413
Benefit Variable Universal Life	37,292	34,638	40,765	42,847
Benefit Variable Universal Life II	11,004	4,260	5,028	348
Executive Variable Universal Life	333,548	198,006	477,312	307,342
Executive Variable Universal Life II	48,112	15,068	14,763	876

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

MidCap Blend Division:	1,725,265	748,492	556,379	708,101
Benefit Variable Universal Life	70,032	17,011	20,486	18,505
Benefit Variable Universal Life II	3,460	750	679	73
Executive Variable Universal Life	406,870	144,015	132,326	137,454
Executive Variable Universal Life II	35,389	10,529	9,504	2,259
Flexible Variable Life	13,739	26,589	11,782	22,696
PrinFlex Life®	516,558	345,881	203,047	371,405
Survivorship Flexible Premium Variable Universal	60,584	45,971	27,086	20,039
Principal Variable Universal Life Accumulator	132,121	39,160	32,682	42,554
Principal Variable Universal Life Accumulator II	258,126	72,994	54,389	57,732
Principal Variable Universal Life Income	196,028	39,719	48,376	33,252
Principal Variable Universal Life Income II	32,358	5,873	16,022	2,132

Money Market Division:	9,416,567	9,927,915	11,450,803	10,530,005
Benefit Variable Universal Life	374,307	452,065	636,825	605,277
Benefit Variable Universal Life II	74,729	80,932	116,917	85,228
Executive Variable Universal Life	3,429,103	3,894,909	5,624,320	5,075,630
Executive Variable Universal Life II	3,207,852	2,209,850	2,268,025	1,527,146
Flexible Variable Life	5,016	18,773	24,971	19,799
PrinFlex Life®	749,145	1,467,159	1,019,121	1,188,731
Survivorship Flexible Premium Variable Universal	357,684	432,422	132,333	244,414
Principal Variable Universal Life Accumulator	52,904	47,399	102,636	155,301
Principal Variable Universal Life Accumulator II	202,076	332,963	347,701	447,591
Principal Variable Universal Life Income	217,689	237,779	359,220	482,381
Principal Variable Universal Life Income II	746,062	753,664	818,734	698,507

Neuberger Berman AMT Guardian I Class Division:	21,296	48,114	157,631	75,741
Benefit Variable Universal Life	1,645	21,667	23,828	12,054
Benefit Variable Universal Life II	1,169	61	87	-
Executive Variable Universal Life	17,301	25,965	131,966	63,098
Executive Variable Universal Life II	1,181	421	1,750	589

Neuberger Berman AMT Partners I Class Division:	287,055	313,908	354,487	224,992
Benefit Variable Universal Life	14,783	10,122	21,033	10,869
Benefit Variable Universal Life II	56	4	55	-
Executive Variable Universal Life	253,819	297,045	324,168	210,192
Executive Variable Universal Life II	5,471	4,903	6,590	3,637
Principal Variable Universal Life Income II	12,926	1,834	2,641	294

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Neuberger Berman AMT Small-Cap Growth S Class
Division:	9,764	7,899	16,895	7,984
Benefit Variable Universal Life	1,064	3,542	6,203	1,942
Executive Variable Universal Life	8,670	4,132	10,449	5,994
Executive Variable Universal Life II	30	225	243	48

Oppenheimer Main Street Small Cap Service Shares
Division:	16,770	3,574	10,099	587
Benefit Variable Universal Life	2,000	213	4,221	19
Benefit Variable Universal Life II	841	175	140	12
Executive Variable Universal Life	552	1,053	3,024	12
Executive Variable Universal Life II	2,783	1,291	1,539	388
Principal Variable Universal Life Income II	10,594	842	1,175	156

PIMCO High Yield Administrative Class Division:	58,571	11,115
Benefit Variable Universal Life	4,956	2,220	-	-
Benefit Variable Universal Life II	4,635	679	-	-
Executive Variable Universal Life	5,296	369	-	-
Executive Variable Universal Life II	43,684	7,847	-	-

PIMCO Real Return Administrative Class Division:	242,611	128,372	20,305	5,063
Benefit Variable Universal Life	21,220	16,285	10,148	5,050
Benefit Variable Universal Life II	994	194	-	-
Executive Variable Universal Life	173,109	97,359	10,157	13
Executive Variable Universal Life II	47,288	14,534	-	-

PIMCO Short-Term Administrative Class Division:	84,819	37,559	13,022	19
Benefit Variable Universal Life	981	52	-	-
Benefit Variable Universal Life II	1,939	57	-	-
Executive Variable Universal Life	32,563	11,220	-	-
Executive Variable Universal Life II	49,336	26,230	13,022	19

PIMCO Total Return Administrative Class Division:	927,848	439,252	81,515	8,383
Benefit Variable Universal Life	73,546	45,292	18,257	7,083
Benefit Variable Universal Life II	10,178	5,139	-	-
Executive Variable Universal Life	679,210	350,014	40,200	1
Executive Variable Universal Life II	164,914	38,807	23,058	1,299

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime Strategic Income Division:	196,979	89,953	230,566	80,871
Benefit Variable Universal Life	2,445	1,522	3,719	1,733
Benefit Variable Universal Life II	1,077	414	243	145
Executive Variable Universal Life	164,086	80,714	194,992	74,397
Executive Variable Universal Life II	5,668	1,758	4,139	1,497
PrinFlex Life®	4,083	1,818	6,616	34
Survivorship Flexible Premium Variable Universal	912	3	-	-
Principal Variable Universal Life Accumulator	3,030	298	1,456	25
Principal Variable Universal Life Accumulator II	7,231	1,760	12,854	585
Principal Variable Universal Life Income	7,686	1,513	6,106	2,374
Principal Variable Universal Life Income II	761	153	441	81

Principal LifeTime 2010 Division:	405,842	293,204	497,953	234,092
Benefit Variable Universal Life	15,586	12,610	14,275	12,919
Benefit Variable Universal Life II	1,165	79	-	-
Executive Variable Universal Life	317,083	231,896	441,904	207,541
Executive Variable Universal Life II	51,101	37,505	19,157	5,778
PrinFlex Life®	4,098	94	-	-
Principal Variable Universal Life Accumulator	1,260	34	56	26
Principal Variable Universal Life Accumulator II	5,521	2,367	18,921	2,250
Principal Variable Universal Life Income	7,313	8,493	3,508	5,535
Principal Variable Universal Life Income II	2,715	126	132	43

Principal LifeTime 2020 Division:	908,985	564,963	1,243,502	531,280
Benefit Variable Universal Life	84,365	83,600	118,863	75,806
Benefit Variable Universal Life II	20,396	1,392	950	58
Executive Variable Universal Life	591,549	316,103	889,372	347,421
Executive Variable Universal Life II	131,130	71,902	114,692	9,295
PrinFlex Life®	8,474	7,029	19,528	1,943
Principal Variable Universal Life Accumulator	502	26	-	-
Principal Variable Universal Life Accumulator II	21,909	50,093	39,579	44,015
Principal Variable Universal Life Income	37,423	30,808	52,551	50,501
Principal Variable Universal Life Income II	13,237	4,010	7,967	2,241

Principal LifeTime 2030 Division:	698,121	426,771	839,453	386,409
Benefit Variable Universal Life	34,541	27,281	47,704	23,955
Benefit Variable Universal Life II	5,495	1,049	1,311	375
Executive Variable Universal Life	436,532	279,480	568,507	234,240
Executive Variable Universal Life II	57,460	15,730	23,945	4,874
PrinFlex Life®	4,783	946	3,207	1,102
Principal Variable Universal Life Accumulator II	24,102	19,624	37,733	22,358
Principal Variable Universal Life Income	94,693	68,333	124,170	96,055
Principal Variable Universal Life Income II	40,515	14,328	32,876	3,450

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2040 Division:	366,496	266,100	373,135	180,748
Benefit Variable Universal Life	81,807	60,527	25,655	19,681
Benefit Variable Universal Life II	2,647	2,008	3,453	125
Executive Variable Universal Life	97,793	90,270	94,774	49,722
Executive Variable Universal Life II	51,938	30,253	57,584	13,806
PrinFlex Life®	6,261	135	-	-
Principal Variable Universal Life Accumulator II	21,471	17,474	30,388	18,971
Principal Variable Universal Life Income	90,957	61,200	143,968	76,317
Principal Variable Universal Life Income II	13,622	4,233	17,313	2,126

Principal LifeTime 2050 Division:	209,439	165,222	278,859	162,024
Benefit Variable Universal Life	31,266	8,927	48,241	30,532
Benefit Variable Universal Life II	9,263	686	1,794	187
Executive Variable Universal Life	46,697	61,853	86,240	58,208
Executive Variable Universal Life II	26,113	6,283	4,245	132
PrinFlex Life®	435	52	1,806	39
Principal Variable Universal Life Accumulator	228	49	11	6
Principal Variable Universal Life Accumulator II	17,093	13,764	22,715	14,659
Principal Variable Universal Life Income	64,517	68,454	102,168	54,580
Principal Variable Universal Life Income II	13,827	5,154	11,639	3,681

Putnam VT Growth & Income Class IB Division:	4,016	10,050	16,314	10,556
Benefit Variable Universal Life	3,640	9,740	16,035	8,659
Executive Variable Universal Life	376	310	279	1,897

Putnam VT International Equity Class IB Division:	50,557	70,135	75,179	110,014
Benefit Variable Universal Life	15,335	33,074	31,217	40,932
Executive Variable Universal Life	35,222	37,061	43,962	69,082

Putnam VT Voyager Class IB Division:	353,784	418,511	424,626	540,540
Benefit Variable Universal Life	19,264	3,636	22,348	10,395
Executive Variable Universal Life	105,287	39,582	64,268	27,677
Flexible Variable Life	1,040	252	771	1,209
PrinFlex Life®	202,123	325,164	287,775	443,433
Survivorship Flexible Premium Variable Universal	7,024	26,705	23,872	31,825
Principal Variable Universal Life Accumulator	19,046	23,172	25,592	26,001

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Real Estate Securities Division:	527,511	494,131	503,088	564,871
Benefit Variable Universal Life	37,004	34,492	58,998	65,835
Benefit Variable Universal Life II	1,784	197	1,226	152
Executive Variable Universal Life	342,471	305,392	246,379	227,791
Executive Variable Universal Life II	20,355	9,561	17,981	4,539
Flexible Variable Life	1,104	1,577	776	361
PrinFlex Life®	47,778	60,405	65,754	110,947
Survivorship Flexible Premium Variable Universal	2,077	3,431	5,299	58,201
Principal Variable Universal Life Accumulator	14,379	14,252	20,046	29,835
Principal Variable Universal Life Accumulator II	28,658	30,199	39,342	38,729
Principal Variable Universal Life Income	23,113	32,317	41,205	27,546
Principal Variable Universal Life Income II	8,788	2,308	6,082	935

SAM Balanced Portfolio Division:	1,187,349	482,277	981,679	242,248
Benefit Variable Universal Life	19,285	16,318	16,951	1,485
Benefit Variable Universal Life II	15,371	14,163	15,010	567
Executive Variable Universal Life	256,120	137,745	174,687	65,202
Executive Variable Universal Life II	157,397	84,495	64,848	14,507
Flexible Variable Life	70	48	334	172
PrinFlex Life®	168,632	67,809	127,204	27,549
Survivorship Flexible Premium Variable Universal	15,536	4,639	12,348	3,528
Principal Variable Universal Life Accumulator	4,689	5,535	15,773	725
Principal Variable Universal Life Accumulator II	94,917	22,570	52,324	12,587
Principal Variable Universal Life Income	203,143	80,725	274,805	74,569
Principal Variable Universal Life Income II	252,189	48,230	227,395	41,357

SAM Conservative Balanced Portfolio Division:	698,588	182,912	261,480	94,491
Benefit Variable Universal Life	4,381	252	788	313
Benefit Variable Universal Life II	2,362	772	277	6
Executive Variable Universal Life	132,205	60,891	75,893	49,915
Executive Variable Universal Life II	395,547	22,918	17,904	1,310
PrinFlex Life®	32,311	12,468	50,285	10,655
Survivorship Flexible Premium Variable Universal	3,489	3,763	3,039	79
Principal Variable Universal Life Accumulator	3,872	9,683	13,858	495
Principal Variable Universal Life Accumulator II	22,143	19,231	31,536	3,189
Principal Variable Universal Life Income	21,780	20,524	22,682	18,030
Principal Variable Universal Life Income II	80,498	32,410	45,218	10,499

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

SAM Conservative Growth Portfolio Division:	1,053,233	780,719	1,427,679	311,047
Benefit Variable Universal Life	8,595	1,308	24,181	3,813
Benefit Variable Universal Life II	24,916	672	10,397	34
Executive Variable Universal Life	149,264	60,796	91,933	52,769
Executive Variable Universal Life II	115,206	38,122	23,177	2,172
Flexible Variable Life	38	35	25	14
PrinFlex Life®	135,618	38,338	125,457	20,997
Survivorship Flexible Premium Variable Universal	20,163	3,570	58,144	15,397
Principal Variable Universal Life Accumulator	9,621	3,180	11,986	486
Principal Variable Universal Life Accumulator II	61,938	35,498	93,685	29,110
Principal Variable Universal Life Income	176,328	376,332	443,028	112,975
Principal Variable Universal Life Income II	351,546	222,868	545,666	73,280

SAM Flexible Income Portfolio Division:	500,663	276,024	296,941	68,225
Benefit Variable Universal Life	3,257	1,529	963	37
Benefit Variable Universal Life II	516	109	431	171
Executive Variable Universal Life	75,145	55,528	56,704	14,396
Executive Variable Universal Life II	78,074	33,554	46,971	4,566
Flexible Variable Life	456	46	950	3
PrinFlex Life®	51,699	40,081	68,881	6,175
Survivorship Flexible Premium Variable Universal	35,082	1,804	3,296	211
Principal Variable Universal Life Accumulator	25,039	873	2,371	191
Principal Variable Universal Life Accumulator II	33,799	3,075	23,750	12,066
Principal Variable Universal Life Income	176,098	128,305	50,991	27,280
Principal Variable Universal Life Income II	21,498	11,120	41,633	3,129

SAM Strategic Growth Portfolio Division:	1,142,750	444,169	1,006,439	307,485
Benefit Variable Universal Life	14,227	3,153	35,377	15,722
Benefit Variable Universal Life II	12,026	2,021	6,126	275
Executive Variable Universal Life	183,365	95,318	158,009	59,852
Executive Variable Universal Life II	95,025	22,080	28,756	7,091
Flexible Variable Life	769	263	-	-
PrinFlex Life®	94,101	55,566	144,323	16,739
Survivorship Flexible Premium Variable Universal	21	9	534	4
Principal Variable Universal Life Accumulator	28,550	7,966	26,138	960
Principal Variable Universal Life Accumulator II	66,384	66,083	126,709	39,411
Principal Variable Universal Life Income	195,032	104,265	272,804	134,323
Principal Variable Universal Life Income II	453,250	87,445	207,663	33,108

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Short-Term Income Division:	1,181,257	416,862	317,355	71,668
Benefit Variable Universal Life	52,121	11,320	6,460	40
Benefit Variable Universal Life II	11,314	2,367	9,039	5,247
Executive Variable Universal Life	321,929	150,116	87,496	17,823
Executive Variable Universal Life II	150,733	88,630	68,873	6,986
Flexible Variable Life	15,413	1,628	1,224	54
PrinFlex Life®	177,117	34,655	55,116	24,020
Survivorship Flexible Premium Variable Universal	24,925	24,947	21,754	193
Principal Variable Universal Life Accumulator	27,279	3,965	10,973	3,801
Principal Variable Universal Life Accumulator II	174,673	50,478	20,140	8,185
Principal Variable Universal Life Income	156,021	29,662	29,648	4,654
Principal Variable Universal Life Income II	69,732	19,094	6,632	665

SmallCap Blend Division:	208,207	289,528	261,427	346,491
Benefit Variable Universal Life	6,147	12,744	17,419	11,183
Benefit Variable Universal Life II	27	6	27	3
Executive Variable Universal Life	60,261	64,556	38,644	76,683
Executive Variable Universal Life II	1,355	43	593	3
Flexible Variable Life	3,359	1,692	1,169	3,395
PrinFlex Life®	87,886	142,235	110,241	170,325
Survivorship Flexible Premium Variable Universal	2,716	6,306	8,114	11,639
Principal Variable Universal Life Accumulator	15,746	36,349	42,463	41,777
Principal Variable Universal Life Accumulator II	13,389	14,287	19,837	18,508
Principal Variable Universal Life Income	13,800	10,716	21,285	12,871
Principal Variable Universal Life Income II	3,521	594	1,635	104

SmallCap Growth II Division:	459,256	588,690	585,517	632,930
Benefit Variable Universal Life	20,604	16,899	23,895	14,866
Benefit Variable Universal Life II	1,023	240	67	10
Executive Variable Universal Life	162,201	204,638	186,226	221,018
Executive Variable Universal Life II	19,632	10,042	14,677	219
Flexible Variable Life	427	601	908	1,277
PrinFlex Life®	151,115	236,501	214,503	281,739
Survivorship Flexible Premium Variable Universal	7,991	21,284	20,480	29,016
Principal Variable Universal Life Accumulator	12,144	17,636	22,718	22,649
Principal Variable Universal Life Accumulator II	28,702	31,093	41,371	37,272
Principal Variable Universal Life Income	46,459	45,629	50,939	22,258
Principal Variable Universal Life Income II	8,958	4,127	9,733	2,606

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

SmallCap Value I Division:	270,213	405,770	377,294	472,109
Benefit Variable Universal Life	22,224	27,418	38,983	39,747
Benefit Variable Universal Life II	419	66	443	17
Executive Variable Universal Life	111,456	177,645	144,084	190,622
Executive Variable Universal Life II	7,186	3,864	4,560	178
Flexible Variable Life	310	9,199	1,428	2,896
PrinFlex Life®	64,504	99,385	78,319	140,574
Survivorship Flexible Premium Variable Universal	3,225	16,069	15,888	19,463
Principal Variable Universal Life Accumulator	14,803	20,687	21,281	23,876
Principal Variable Universal Life Accumulator II	19,636	26,526	32,760	32,258
Principal Variable Universal Life Income	21,157	23,109	34,141	21,615
Principal Variable Universal Life Income II	5,293	1,802	5,407	863

T. Rowe Price Equity Income II Division:	60,363	45,535	148,132	206,113
Benefit Variable Universal Life	16,855	13,351	18,577	15,833
Executive Variable Universal Life	43,508	32,184	129,555	190,280

Templeton Developing Markets Securities Class 2
Division:	125,847	64,629	100,958	96,895
Benefit Variable Universal Life	9,211	11,540	6,907	5,520
Benefit Variable Universal Life II	782	42	383	1
Executive Variable Universal Life	97,283	42,004	84,725	88,946
Executive Variable Universal Life II	18,571	11,043	8,943	2,428

Templeton Foreign Securities Class 2 Division:	344,737	171,174	618,081	227,421
Benefit Variable Universal Life	4,283	728	1,080	413
Benefit Variable Universal Life II	8,246	5,656	2,028	13
Executive Variable Universal Life	133,855	125,965	467,579	216,494
Executive Variable Universal Life II	198,353	38,825	147,394	10,501

Templeton Global Bond Securities Class 2 Division:	624,999	393,873	265,437	60,739
Benefit Variable Universal Life	46,023	15,897	18,416	8,561
Benefit Variable Universal Life II	12,441	3,915	5,217	101
Executive Variable Universal Life	458,622	358,277	177,792	51,392
Executive Variable Universal Life II	107,913	15,784	64,012	685

Van Eck VIP Global Hard Assets Initial Class Division:	439,503	255,368	209,982	51,580
Benefit Variable Universal Life	16,811	4,788	10,179	798
Benefit Variable Universal Life II	14,261	1,662	2,859	163
Executive Variable Universal Life	363,452	239,447	176,783	50,124
Executive Variable Universal Life II	44,979	9,471	20,161	495

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

5. Changes in Units Outstanding (continued)

	2010		2009
Division:	Purchased	Redeemed	Purchased	Redeemed

Vanguard VIF Balanced Division:	1,272,840	1,222,197	843,558	710,091
Benefit Variable Universal Life	120,097	116,959	179,491	195,958
Executive Variable Universal Life	1,152,743	1,105,238	664,067	514,133

Vanguard VIF Equity Index Division:	1,646,077	1,648,215	1,522,889	1,433,355
Benefit Variable Universal Life	152,632	174,827	215,869	178,681
Executive Variable Universal Life	1,493,445	1,473,388	1,307,020	1,254,674

Vanguard VIF Mid-Cap Index Division:	519,778	456,315	446,192	367,240
Benefit Variable Universal Life	57,442	80,505	94,886	81,053
Benefit Variable Universal Life II	7,743	5,571	971	202
Executive Variable Universal Life	407,355	358,584	324,398	282,870
Executive Variable Universal Life II	47,238	11,655	25,937	3,115

Wells Fargo Advantage VT Index Asset Allocation
Division:	13,865	25,346	23,126	25,496
Benefit Variable Universal Life	3	2,283	2,548	71
Executive Variable Universal Life	2,725	11,342	4,640	6,941
Flexible Variable Life	26	25	31	32
PrinFlex Life®	1,599	5,277	4,277	5,516
Survivorship Flexible Premium Variable Universal	146	167	-	189
Principal Variable Universal Life Accumulator	1,906	1,783	2,007	6,477
Principal Variable Universal Life Accumulator II	1,565	2,541	2,049	1,921
Principal Variable Universal Life Income	5,895	1,928	7,574	4,349

Wells Fargo Advantage VT Intrinsic Value Division:	109,491	11,147
Benefit Variable Universal Life	378	378	-	-
Flexible Variable Life	29,325	6,991	-	-
PrinFlex Life®	21,357	1,746	-	-
Survivorship Flexible Premium Variable Universal	11,065	313	-	-
Principal Variable Universal Life Accumulator	3,228	268	-	-
Principal Variable Universal Life Accumulator II	12,250	365	-	-
Principal Variable Universal Life Income	31,888	1,086	-	-

Wells Fargo Advantage VT Omega Growth Division:	133,987	10,932
Benefit Variable Universal Life	201	201	-	-
Executive Variable Universal Life	44,128	301	-	-
Flexible Variable Life	1,112	10	-	-
PrinFlex Life®	29,057	7,575	-	-
Survivorship Flexible Premium Variable Universal	3,729	58	-	-
Principal Variable Universal Life Accumulator	3,343	128	-	-
Principal Variable Universal Life Accumulator II	35,109	2,125	-	-
Principal Variable Universal Life Income	17,308	534	-	-

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns

Variable Life Separate Account has presented the following disclosures for 2010, 2009, 2008,
2007, and 2006 in accordance with the AICPA Audit and Accounting Guide for Investment
Companies. The following table was developed by determining which products issued by Principal
Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

						For the Year Ended December 31,
		December 31				Except as Noted
		Unit Fair Value				Expense
		Corresponding to	Net		Investment	Ratio (2)
	Units	Lowest to Highest	Assets		Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)		Ratio (1)	Highest	Lowest to Highest
AllianceBernstein Global
Thematic Growth Class A
Division:
2010	3	$11.71		$36	3.14%	–%	18.88%
2009	–	9.85		3	–	–	53.43
2008 (12)	–	6.42		–	–	–	5.94

AllianceBernstein International
Growth Class A Division:
2010	38	9.31		358	1.13	–	12.85
2009	9	8.25		70	–	–	39.59
2008 (12)	–	5.91		–	–	–	9.65

AllianceBernstein International
Value Class A Division:
2010	39	6.66		261	3.16	–	4.72
2009	47	6.36		297	2.75	–	34.75
2008 (10)	15	4.72		71	–	–	9.01

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
					For the Year Ended December 31,
		December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

AllianceBernstein Small
Cap Growth Class A Division:
2010	13	$10.64	$142	–%	–%	36.94%
2009	6	7.77	44	–	–	41.79
2008 (11)	–	5.48	–	–	–	15.61

AllianceBernstein Small/Mid Cap
Value Class A Division:
2010	22	11.65	256	0.20	–	26.91
2009	1	9.18	9	0.62	–	42.99
2008 (11)	–	6.42	–	–	–	18.67

American Century VP Income &
Growth Class I Division:
2010	258	11.49 to 10.69	2,967	1.54	0.00 to 0.75	14.10 to 13.24
2009	274	10.07 to 9.44	2,757	4.80	0.00 to 0.75	18.05 to 17.27
2008	289	8.53 to 8.05	2,466	2.00	0.00 to 0.75	(34.59) to (35.08)
2007	319	13.04 to 12.40	4,155	1.81	0.00 to 0.75	(0.07) to (0.82)
2006	329	13.04 to 12.51	4,291	1.75	0.00 to 0.75	17.09 to 16.21

American Century VP Income
& Growth Class II Division:
2010	172	12.61	2,167	1.28	–	13.91
2009	180	11.07	1,995	4.08	–	17.77
2008	136	9.40	1,277	1.56	–	8.29
2007	130	14.41	1,880	1.53	–	(0.43)
2006	151	14.47	2,186	1.36	–	16.81

American Century VP Inflation
Protection Class II Division:
2010 (15)	35	10.26 to 10.21	363	1.02	0.00 to 0.75	2.60 to 2.10

American Century VP
International Class II Division:
2010	27	15.73	432	1.87	–	13.17
2009	24	13.90	332	2.25	–	33.65
2008	42	10.40	437	0.68	–	9.01
2007	41	18.88	766	0.53	–	17.92
2006	57	16.01	913	1.27	–	24.74

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

American Century VP MidCap
Value Class II Division:
2010	468	$14.01 to $13.94	$6,551	2.21%	0.00% to 0.75%	18.23% to 17.64%
2009	346	11.77	4,069	3.04	–	29.77
2008	73	9.07	664	0.05	–	9.94
2007	29	12.01	345	1.00	–	(2.43)
2006	2	12.31	30	1.28	–	20.23

American Century VP Ultra®
Class I Division:
2010	150	10.73 to 9.98	1,612	0.51	0.00 to 0.75	16.13 to 15.24
2009	160	9.24 to 8.66	1,477	0.29	0.00 to 0.75	34.50 to 33.44
2008	186	6.87 to 6.49	1,278	–	0.00 to 0.75	(41.48) to (41.90)
2007	230	11.74 to 11.17	2,700	–	0.00 to 0.75	21.02 to 20.11
2006	265	9.70 to 9.30	2,574	–	0.00 to 0.75	(3.28) to (4.00)

American Century VP Ultra®
Class II Division:
2010	216	11.84	2,560	0.37	–	15.85
2009	214	10.22	2,183	0.18	–	34.47
2008	242	7.60	1,842	–	–	(41.63)
2007	183	13.02	2,389	–	–	20.84
2006	190	10.78	2,052	–	–	(3.39)

American Century VP Value
Class II Division:
2010	850	14.52 to 13.61	12,344	2.13	0.00 to 0.75	13.00 to 12.20
2009	776	12.85 to 12.13	9,965	5.18	0.00 to 0.75	19.76 to 18.81
2008	711	10.73 to 10.21	7,631	2.41	0.00 to 0.75	(26.81) to (27.33)
2007	798	14.66 to 14.05	11,692	1.36	0.00 to 0.75	(5.31) to (6.02)
2006	781	15.48 to 14.95	12,096	0.99	0.00 to 0.75	18.46 to 17.58

American Century VP VistaSM
Class II Division:
2010	30	11.91	356	–	–	23.55
2009	44	9.64	424	–	–	22.49
2008	38	7.87	295	–	–	6.93
2007	3	15.35	52	–	–	39.53
2006	–	11.00	4	–	–	8.88

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Asset Allocation Division:
2010	653	$16.18 to $13.38	$13,902	2.42%	0.00% to 0.75%	9.10% to 8.34%
2009	703	14.83 to 12.35	13,700	2.99	0.00 to 0.75	18.83 to 17.84
2008	770	12.48 to 10.48	12,565	3.11	0.00 to 0.75	(24.86) to (25.36)
2007	835	16.61 to 14.04	18,197	1.39	0.00 to 0.75	11.78 to 10.94
2006	930	20.09 to 12.66	18,155	0.75	0.00 to 0.75	12.77 to 11.93

Balanced Division:
2010	776	12.54 to 35.00	13,898	2.74	0.00 to 0.75	13.59 to 12.76
2009	894	11.04 to 31.04	14,078	4.82	0.00 to 0.75	21.19 to 20.26
2008	907	9.11 to 25.81	11,804	3.60	0.00 to 0.75	(30.93) to (31.43)
2007	1,024	13.19 to 37.64	19,321	2.61	0.00 to 0.75	5.38 to 4.58
2006	1,110	12.51 to 35.99	19,877	2.33	0.00 to 0.75	11.44 to 10.61

Bond and Mortgage Securities
Division:
2010	2,479	17.46 to 37.09	50,326	5.53	0.00 to 0.75	11.64 to 10.85
2009	2,458	15.64 to 33.46	44,714	11.46	0.00 to 0.75	20.87 to 20.01
2008	2,551	12.94 to 27.88	38,446	6.18	0.00 to 0.75	(17.05) to (17.71)
2007	2,827	15.60 to 33.88	51,557	4.31	0.00 to 0.75	3.41 to 2.63
2006	2,601	15.08 to 33.01	46,101	3.77	0.00 to 0.75	4.65 to 3.87

Calvert VP EAFE International
Index Class F Division:
2010 (17)	24	8.86	211	3.15	–	6.49
2009	3	8.32	26	3.93	–	27.41
2008 (12)	–	6.53	–	–	–	–

Calvert VP Income Division:
2010 (18)	22	11.62	254	6.85	–	7.89
2009	4	10.77	44	13.75	–	20.74
2008 (11)	1	8.92	5	31.66	–	1.71

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Calvert VP Russell 2000 Small
Cap Index Class F Division:
2010 (19)	397	$12.00	$4,763	0.43%	–%	25.92%
2009	245	9.53	2,335	0.38	–	25.89
2008	101	7.57	766	1.21	–	14.70
2007	61	11.48	699	0.39	–	(2.40)
2006	23	11.76	272	0.04	–	17.35

Calvert VP S&P MidCap 400
Index Class F Division:
2010 (20)	38	10.91	414	0.57	–	25.69
2009	26	8.68	222	0.69	–	36.05
2008	13	6.38	82	0.80	–	(32.91)
2007 (9)	–	10.08	–	–	–	2.73

Calvert VP Sustainable and
Responsible Investment Equity
Initial Shares Division:
2010 (15)	4	11.84 to 11.79	48	0.20	0.00 to 0.75	19.72 to 19.21

Delaware VIP Small Cap Value
Service Class Division:
2010 (15)	170	12.46 to 12.40	2,113	–	0.00 to 0.75	26.11 to 25.51

Diversified International Division:
2010	6,693	15.55 to 15.36	135,349	2.15	0.00 to 0.75	13.67 to 12.86
2009 (4)	4,741	13.68 to 13.61	84,234	5.17	0.00 to 0.75	28.21 to 27.20
2008	4,685	10.67 to 10.70	64,960	1.77	0.00 to 0.75	(46.25) to (46.63)
2007	4,479	19.85 to 20.05	115,426	0.89	0.00 to 0.75	16.09 to 15.22
2006	4,087	22.43 to 17.40	90,574	1.09	0.00 to 0.75	27.96 to 27.01

Dreyfus IP Core Value Service
Shares Division:
2010	40	12.56	501	1.36	–	12.95
2009	40	11.12	445	2.40	–	17.92
2008	40	9.43	375	2.05	–	7.16
2007	47	14.72	692	1.43	–	2.79
2006	105	14.32	1,497	1.09	–	21.16

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

The Dreyfus Socially Responsible
Growth Service Shares Division:
2010	13	$12.00	$156	0.56%	–%	14.50%
2009	10	10.48	109	0.53	–	33.50
2008	8	7.85	62	0.36	–	6.22
2007	4	12.00	53	0.33	–	7.49
2006	6	11.16	72	–	–	8.96

Dreyfus VIF Appreciation
Service Shares Division:
2010	81	13.34	1,083	2.22	–	15.00
2009	105	11.60	1,219	2.35	–	22.23
2008	108	9.49	1,028	1.63	–	4.17
2007	100	13.50	1,350	1.10	–	6.85
2006	65	12.64	823	1.32	–	16.21

Dreyfus VIF Opportunistic
SmallCap Service Shares
Division:
2010 (21)	326	11.01	3,594	0.66	–	30.76
2009	311	8.42	2,617	1.23	–	25.86
2008	292	6.69	1,956	0.55	–	(37.83)
2007	312	10.76	3,359	0.44	–	(11.28)
2006	258	12.12	3,134	0.14	–	3.52

Dreyfus VIF Quality Bond
Service Shares Division:
2010	147	14.91	2,193	3.60	–	8.20
2009	153	13.78	2,102	4.40	–	14.64
2008	125	12.02	1,502	4.29	–	(4.45)
2007	42	12.58	534	4.63	–	3.30
2006	69	12.18	841	4.45	–	3.90

DWS Dreman Small Mid
Cap Value Class B Division:
2010	148	11.85	1,754	0.74	–	22.67
2009	78	9.66	758	0.69	–	29.32
2008 (10)	29	7.47	216	–	–	17.45

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Equity Income Division:
2010	832	$9.68 to $9.39	$8,050	3.42%	0.00% to 0.75%	16.21% to 15.36%
2009	798	8.33 to 8.14	6,645	5.77	0.00 to 0.75	20.03 to 19.01
2008	807	6.94 to 6.84	5,605	2.50	0.00 to 0.75	(33.97) to (34.42)
2007 (6)	760	10.51 to 10.43	7,985	0.97	0.00 to 0.75	5.73 to 4.95

Fidelity VIP Equity-Income
Initial Class Division:
2010	1,066	13.44 to 11.44	20,641	1.83	0.00 to 0.75	15.17 to 14.29
2009	1,225	11.67 to 10.01	20,393	2.27	0.00 to 0.75	30.25 to 29.16
2008	1,370	8.96 to 7.75	17,484	2.30	0.00 to 0.75	(42.67) to (43.06)
2007	1,766	15.63 to 13.61	39,772	1.82	0.00 to 0.75	1.53 to 0.77
2006	1,847	23.04 to 13.50	41,081	3.30	0.00 to 0.75	20.19 to 19.30

Fidelity VIP Equity-Income
Service Class 2 Division:
2010	1,350	12.78	17,255	1.67	–	14.93
2009	1,359	11.12	15,109	2.19	–	29.91
2008	1,522	8.56	13,030	2.59	–	8.22
2007	1,218	14.97	18,230	1.78	–	1.27
2006	966	14.78	14,282	2.93	–	19.93

Fidelity VIP Growth Service
Class 2 Division:
2010	836	12.06 to 11.31	10,089	0.03	0.00 to 0.75	23.82 to 22.93
2009	851	9.74 to 9.20	8,287	0.19	0.00 to 0.75	27.99 to 27.07
2008	868	7.61 to 7.24	6,606	0.62	0.00 to 0.75	(47.30) to (47.73)
2007	771	14.44 to 13.85	11,141	0.35	0.00 to 0.75	26.66 to 25.71
2006	604	11.40 to 11.01	6,886	0.15	0.00 to 0.75	6.57 to 5.78

Fidelity VIP High Income Initial
Class Division:
2010	347	14.34 to 17.44	5,765	8.09	0.00 to 0.75	13.81 to 12.95
2009	383	12.60 to 15.44	5,564	9.08	0.00 to 0.75	44.00 to 42.83
2008	314	8.75 to 10.81	3,204	7.82	0.00 to 0.75	(25.02) to (25.50)
2007	468	11.67 to 14.51	6,413	8.53	0.00 to 0.75	2.79 to 2.01
2006	497	11.35 to 14.23	6,628	7.86	0.00 to 0.75	11.24 to 10.41

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Fidelity VIP High Income Service
Class 2 Division:
2010	804	$20.30	$16,328	8.05%	–%	13.66%
2009	794	17.86	14,190	9.92	–	43.45
2008	477	12.45	5,934	10.45	–	3.58
2007	346	16.63	5,763	9.10	–	2.54
2006	273	16.22	4,431	9.52	–	11.02

Fidelity VIP Asset Manager
Service Class 2 Division:
2010	112	15.38	1,715	1.67	–	13.93
2009	102	13.50	1,373	1.73	–	28.82
2008	208	10.48	2,185	2.84	–	(28.95)
2007	137	14.75	2,023	5.47	–	15.17
2006	95	12.80	1,214	2.20	–	7.14

Fidelity VIP Contrafund Initial
Class Division:
2010	2,040	17.58 to 16.47	59,169	1.23	0.00 to 0.75	17.20 to 16.31
2009	2,313	15.00 to 14.16	56,892	1.40	0.00 to 0.75	35.75 to 34.73
2008	2,594	11.05 to 10.51	47,136	0.96	0.00 to 0.75	(42.51) to (42.94)
2007	3,031	19.22 to 18.42	96,471	0.93	0.00 to 0.75	17.59 to 16.71
2006	3,290	16.35 to 15.78	89,418	1.28	0.00 to 0.75	11.72 to 10.88

Fidelity VIP Contrafund
Service Class 2 Division:
2010	3,607	17.62	63,574	1.08	–	16.92
2009	3,391	15.07	51,117	1.26	–	35.40
2008	2,949	11.13	32,810	0.94	–	7.74
2007	2,073	19.42	40,252	0.84	–	17.30
2006	1,503	16.55	24,881	1.01	–	11.43

Fidelity VIP Mid Cap Service
Class 2 Division:
2010	1,659	15.23	38,927	0.13	–	28.52
2009	1,423	11.85	26,699	0.49	–	39.74
2008	1,243	13.60	16,907	0.25	–	(34.27)
2007	1,137	22.52	25,611	0.49	–	15.34
2006	854	19.53	16,681	0.16	–	12.40

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Franklin Income Securities Class 2
Division:
2010	676	$19.04	$12,875	6.58%	–%	12.66%
2009	601	16.90	10,154	8.01	–	35.63
2008	590	12.46	7,346	5.38	–	9.68
2007	531	17.71	9,407	2.73	–	3.76
2006	330	17.07	5,632	3.06	–	18.24

Franklin Mutual Global
Discovery Class 2 Division:
2010	790	20.22	15,973	1.29	–	11.96
2009	672	18.06	12,141	1.19	–	23.28
2008	486	14.65	7,115	2.42	–	2.30
2007	399	20.47	8,175	1.45	–	11.85
2006	294	18.31	5,390	0.96	–	23.05

Franklin Mutual Shares Class 2
Division:
2010	676	14.26	9,644	1.59	–	11.23
2009	604	12.82	7,752	1.97	–	26.06
2008	518	10.17	5,269	3.26	–	6.16
2007	422	16.18	6,834	1.43	–	3.48
2006	267	15.63	4,179	1.29	–	18.38

Franklin Rising Dividends
Securities Class 2 Division:
2010	293	14.44	4,230	1.48	–	20.63
2009	160	11.97	1,918	1.50	–	17.35
2008	161	10.20	1,641	1.73	–	10.03
2007	208	13.99	2,916	2.71	–	(2.69)
2006	240	14.37	3,447	1.01	–	17.12

Franklin Small Cap Value
Securities Class 2 Division:
2010	653	18.07	11,793	0.73	–	28.25
2009	560	14.09	7,896	1.64	–	29.15
2008	410	10.91	4,471	1.12	–	17.19
2007	320	16.29	5,220	0.63	–	(2.38)
2006	273	16.68	4,551	0.63	–	16.98

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Franklin Strategic Income
Securities Class 2 Division:
2010	490	$12.39	$6,076	4.47%	–%	10.92%
2009	263	11.17	2,937	5.26	–	25.79
2008 (10)	29	8.88	253	–	–	6.73

Franklin U.S. Government Fund
Class 2 Division:
2010	16	10.41	163	2.25	–	5.36
2009 (14)	–	9.88	–	–	–	(1.30)

Goldman Sachs VIT Structured
Small Cap Equity
Service Class I Division:
2010	95	10.21	967	0.65	–	30.23
2009	47	7.84	372	0.99	–	27.69
2008	56	6.14 to 8.19	345	0.79	–	–
2007	39	9.31	361	0.40	–	(16.48)
2006	29	11.15	320	0.99	–	12.27

Government & High Quality
Bond Division:
2010 (22)	3,723	11.39 to 11.21	42,410	5.09	0.00 to 0.75	5.86 to 5.06
2009	183	10.76 to 10.67	1,967	8.63	0.00 to 0.75	6.43 to 5.64
2008 (12)	–	10.11 to 10.10	3	–	0.00 to 0.75	1.30 to 1.20

International Emerging Markets
Division:
2010	986	37.80 to 35.43	37,268	1.21	0.00 to 0.75	19.21 to 18.30
2009 (4)	928	31.71 to 29.95	29,413	1.99	0.00 to 0.75	69.21 to 67.98
2008	783	18.74 to 17.83	14,664	1.11	0.00 to 0.75	(54.84) to (55.19)
2007	700	41.50 to 39.79	29,043	0.86	0.00 to 0.75	31.09 to 41.04
2006	577	29.21 to 28.21	16,848	–	0.00 to 0.75	38.32 to 37.29

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Invesco V.I. Capital Appreciation
Series I Division:
2010 (23)	271	$8.97 to $8.66	$2,435	0.76%	0.00% to 0.75%	15.44% to 14.55%
2009	310	7.77 to 7.56	2,412	0.65	0.00 to 0.75	21.03 to 20.19
2008	306	6.42 to 6.29	1,964	–	0.00 to 0.75	(42.47) to (42.92)
2007	267	11.16 to 11.02	2,977	–	0.00 to 0.75	12.01 to 11.17
2006 (5)	294	9.96 to 9.91	2,929	0.08	0.00 to 0.75	(0.29) to (0.79)

Invesco V.I. Capital Appreciation
Series II Division:
2010 (24)	71	8.87	629	0.42	–	15.19
2009	118	7.70	910	0.42	–	20.69
2008	58	6.38	373	–	–	5.98
2007	47	11.11	527	–	–	11.73
2006 (5)	42	9.95	421	–	–	(0.46)

Invesco V.I. Core Equity
Series I Division:
2010 (25)	742	12.52 to 11.65	9,284	1.03	0.00 to 0.75	9.54 to 8.78
2009	666	11.43 to 10.71	7,609	1.91	0.00 to 0.75	28.28 to 27.35
2008	675	8.91 to 8.41	6,015	2.17	0.00 to 0.75	(30.12) to (30.72)
2007	687	12.75 to 12.14	8,761	1.22	0.00 to 0.75	8.12 to 7.30
2006	615	11.80 to 11.31	7,253	0.70	0.00 to 0.75	9.16 to 15.83

Invesco V.I. Core Equity
Series II Division:
2010 (26)	414	18.10	7,488	0.82	–	9.23
2009	355	16.57	5,877	1.89	–	27.95
2008	271	12.95	3,508	2.04	–	6.15
2007	237	18.58	4,410	1.04	–	7.88
2006	184	17.23	3,165	0.82	–	16.42

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
					For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Invesco V.I. Dynamics
Series I Division:
2010 (27)	217	$11.31 to $10.52	$2,455	–%	0.00% to 0.75%	23.88% to 22.90%
2009	208	9.13 to 8.56	1,904	–	0.00 to 0.75	42.43 to 41.25
2008	164	6.41 to 6.06	1,053	–	0.00 to 0.75	(48.10) to (48.43)
2007	172	12.35 to 11.75	2,118	–	0.00 to 0.75	12.19 to 11.34
2006	105	11.01 to 10.55	1,161	–	0.00 to 0.75	16.11 to 15.25

Invesco V.I. Global Health
Care Series I Division:
2010 (28)	594	12.64 to 11.76	7,507	–	0.00 to 0.75	5.33 to 4.53
2009	600	12.00 to 11.25	7,205	0.37	0.00 to 0.75	27.66 to 26.69
2008	563	9.40 to 8.88	5,289	–	0.00 to 0.75	(28.63) to (29.13)
2007	525	13.17 to 12.53	6,911	–	0.00 to 0.75	11.86 to 11.01
2006	502	11.77 to 11.29	5,911	–	0.00 to 0.75	5.23 to 4.45

Invesco V.I. International
Growth Series I Division:
2010 (29)	436	20.52	8,945	2.37	–	12.87
2009	394	18.18	7,166	1.57	–	35.27
2008	333	13.44	4,483	0.52	–	9.45
2007	348	22.55	7,850	0.48	–	14.72
2006	237	19.66	4,653	1.23	–	28.23

Invesco V.I. Mid Cap Core
Equity Series II Division:
2010 (30)	59	12.96	763	0.39	–	13.78
2009	41	11.39	462	1.25	–	29.87
2008	15	8.77	134	1.88	–	(28.70)
2007	2	12.30	26	0.07	–	9.28
2006	–	11.26	–	–	–	11.05

Invesco V.I. Small Cap
Equity Series I Division:
2010 (31)	695	10.52 to 10.24	7,330	–	0.00 to 0.75	28.45 to 27.68
2009	595	8.19 to 8.02	4,873	0.19	0.00 to 0.75	21.33 to 20.24
2008	500	6.75 to 6.67	3,374	–	0.00 to 0.75	(31.33) to (31.80)
2007 (7)	328	9.83 to 9.78	3,227	0.05	0.00 to 0.75	(0.20) to (0.70)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
					For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Invesco V.I. Technology Series I
Division:
2010 (32)	512	$7.42 to $6.90	$3,798	–%	0.00% to 0.75%	21.44% to 20.42%
2009	601	6.11 to 5.73	3,675	–	0.00 to 0.75	57.07 to 56.13
2008	513	3.89 to 3.67	1,993	–	0.00 to 0.75	(44.43) to (44.89)
2007	543	7.00 to 6.66	3,798	–	0.00 to 0.75	7.70 to 6.89
2006	428	6.50 to 6.23	2,783	–	0.00 to 0.75	10.48 to 9.66

Janus Aspen Balanced Service
Shares Division:
2010	234	17.05	3,992	2.66	–	8.12
2009	194	15.77	3,067	3.12	–	25.56
2008	79	12.56	995	2.46	–	8.09
2007	73	14.96	1,099	2.74	–	10.29
2006	29	13.56	397	2.01	–	10.41

Janus Aspen Enterprise
Service Shares Division:
2010	700	13.89 to 12.92	9,720	–	0.00 to 0.75	25.47 to 24.59
2009	607	11.07 to 10.37	6,720	–	0.00 to 0.75	44.52 to 43.43
2008	527	7.66 to 7.23	4,039	0.07	0.00 to 0.75	(43.88) to (44.30)
2007	548	13.65 to 12.98	7,471	0.07	0.00 to 0.75	21.74 to 20.83
2006	356	11.21 to 10.75	3,986	–	0.00 to 0.75	13.31 to 12.46

Janus Aspen Flexible Bond
Service Shares Division:
2010	2,039	17.47	35,626	5.75	–	7.71
2009	1,549	16.22	25,116	4.40	–	13.03
2008	605	14.35	8,680	5.08	–	5.67
2007	273	13.58	3,708	4.37	–	6.80
2006	256	12.71	3,260	3.98	–	3.98

Janus Aspen Forty Service
Shares Division:
2010	285	9.09	2,592	0.32	–	6.44
2009	35	8.54	302	–	–	45.98
2008 (11)	–	5.85	1	–	–	8.33

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Janus Aspen Overseas Service
Shares Division:
2010	309	$32.81	$10,131	0.56%	–%	25.04%
2009	235	26.24	6,166	0.41	–	79.11
2008	186	14.65 to 26.77	2,726	3.06	–	–
2007	119	30.68	3,665	0.50	–	28.02
2006	33	23.96	791	2.21	–	46.63

Janus Aspen Worldwide Service
Shares Division:
2010	64	12.02	766	0.49	–	15.58
2009	60	10.40	625	1.26	–	37.38
2008	71	7.57	537	1.05	–	15.05
2007	74	13.72	1,011	0.60	–	9.36
2006	62	12.54	777	1.63	–	17.94

JPMorgan Core Bond Class 1
Division:
2010	169	11.61	1,960	3.57	–	9.22
2009 (13)	137	10.63	1,455	–	–	6.30

JPMorgan SmallCap Core Class 1
Division:
2010	213	16.97	3,617	–	–	27.12
2009 (13)	224	13.35	3,002	0.32	–	33.50

LargeCap Blend II Division:
2010	962	13.53 to 12.68	13,016	2.54	0.00 to 0.75	13.22 to 12.41
2009	974	11.95 to 11.28	11,639	1.80	0.00 to 0.75	29.75 to 28.62
2008	905	9.21 to 8.77	8,336	1.41	0.00 to 0.75	(36.44) to (36.86)
2007	881	14.49 to 13.89	12,770	0.67	0.00 to 0.75	5.13 to 4.34
2006	751	13.78 to 13.31	10,347	0.62	0.00 to 0.75	15.82 to 14.95

LargeCap Growth Division:
2010	1,882	9.30 to 10.10	26,865	0.07	0.00 to 0.75	18.32 to 17.44
2009	1,937	7.86 to 8.60	23,256	0.76	0.00 to 0.75	26.98 to 26.10
2008	1,885	6.19 to 6.82	17,810	0.52	0.00 to 0.75	(43.11) to (43.59)
2007	1,863	10.88 to 12.09	30,968	0.16	0.00 to 0.75	23.20 to 22.27
2006	1,938	8.83 to 9.89	25,963	0.25	0.00 to 0.75	9.92 to 9.10

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

LargeCap Growth I Division:
2010	4,696	$12.44 to $11.23	$95,218	0.14%	0.00% to 0.75%	19.62% to 18.71%
2009	4,961	10.40 to 9.46	83,748	0.05	0.00 to 0.75	52.72 to 51.60
2008	5,139	6.81 to 6.24	56,771	0.17	0.00 to 0.75	(40.63) to (41.02)
2007	5,387	11.47 to 10.58	100,280	0.53	0.00 to 0.75	8.52 to 7.70
2006	4,817	17.58 to 9.83	82,212	–	0.00 to 0.75	6.21 to 5.42

LargeCap S&P 500 Index
Division:
2010	2,138	11.15 to 10.58	23,840	1.50	0.00 to 0.75	14.71 to 13.76
2009	2,085	9.72 to 9.30	20,275	4.47	0.00 to 0.75	26.23 to 25.34
2008	2,009	7.70 to 7.42	15,467	2.73	0.00 to 0.75	(37.09) to (37.54)
2007	3,380	12.24 to 11.88	41,350	1.38	0.00 to 0.75	5.15 to 4.36
2006	3,618	11.64 to 11.38	42,105	1.32	0.00 to 0.75	15.57 to 14.71

LargeCap Value Division:
2010	2,785	11.57 to 41.76	49,270	1.83	0.00 to 0.75	14.10 to 13.23
2009	2,921	10.14 to 36.88	45,491	5.06	0.00 to 0.75	16.28 to 15.43
2008	3,096	8.72 to 31.95	41,590	2.30	0.00 to 0.75	(35.17) to (35.65)
2007	3,226	13.45 to 49.65	66,964	1.61	0.00 to 0.75	(0.10) to (0.85)
2006	3,309	13.46 to 50.08	69,287	1.48	0.00 to 0.75	19.95 to 19.06

LargeCap Value III Division:
2010	1,230	12.00 to 11.25	14,762	1.83	0.00 to 0.75	12.78 to 11.94
2009	1,302	10.64 to 10.05	13,848	3.65	0.00 to 0.75	19.82 to 18.93
2008	1,320	8.88 to 8.45	11,723	2.37	0.00 to 0.75	(40.80) to (41.24)
2007	1,454	15.00 to 14.38	21,793	1.26	0.00 to 0.75	(3.71) to (4.44)
2006	1,149	15.57 to 15.04	17,887	0.86	0.00 to 0.75	21.55 to 20.64

MFS® VIT Global Equity
Class Division:
2010	46	13.50	615	0.98	–	12.13
2009	45	12.04	537	2.13	–	31.87
2008	31	9.13	284	0.75	–	7.92
2007	17	13.83	235	1.97	–	8.97
2006	11	12.69	144	–	–	24.02

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
					For the Year Ended December 31,
		December 31			Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

MFS® VIT Growth Class
Division:
2010	250	$15.37	$3,842	–%	–%	15.04%
2009	177	13.36	2,364	0.02	–	37.31
2008	89	9.73	867	–	–	4.85
2007	45	15.58	698	–	–	20.87
2006	29	12.89	373	–	–	7.61

MFS® VIT MidCap Growth
Class Division:
2010	46	11.36	523	–	–	29.09
2009	33	8.80	287	–	–	41.25
2008	39	6.23	242	–	–	(51.56)
2007	46	12.86	587	–	–	9.51
2006	44	11.75	522	–	–	2.30

MFS® VIT New Discovery
Class Division:
2010	389	17.47	6,803	–	–	35.95
2009	235	12.85	3,024	–	–	62.86
2008	146	7.89	1,149	–	–	21.20
2007	127	13.04	1,660	–	–	2.25
2006	107	12.75	1,370	–	–	12.93

MFS® VIT Research International
Class Division:
2010	143	8.77	1,255	1.31	–	10.45
2009	48	7.94	378	0.06	–	30.59
2008	–	6.08	3	0.48	–	10.95
2007 (8)	–	10.58	3	–	–	5.74

MFS® VIT Total Return Class
Division:
2010	48	10.52	508	0.53	–	9.58
2009	5	9.60	45	–	–	17.79
2008 (12)	–	8.15	–	–	–	5.71

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

MFS® VIT Utilities Division:
2010	44	$9.56	$421	2.21%	–%	13.54%
2009	16	8.42	136	1.17	–	32.81
2008 (11)	2	6.34	10	–	–	5.14

MFS® VIT Value Class
Division:
2010	914	14.99	13,703	1.25	–	11.20
2009	736	13.48	9,922	1.21	–	22.43
2008	550	11.01	6,050	0.76	–	7.21
2007	182	16.37	2,986	0.64	–	7.59
2006	82	15.21	1,244	0.76	–	20.51

MidCap Blend Division:
2010	3,414	26.32 to 100.00	120,447	2.65	0.00 to 0.75	24.09 to 23.18
2009	2,437	21.21 to 81.18	72,046	0.86	0.00 to 0.75	33.73 to 32.76
2008	2,589	15.86 to 61.15	57,440	0.62	0.00 to 0.75	(33.92) to (34.42)
2007	2,726	24.00 to 93.24	92,374	0.61	0.00 to 0.75	9.45 to 8.63
2006	2,895	21.92 to 85.84	90,511	1.03	0.00 to 0.75	14.23 to 13.38

Money Market Division:
2010	12,687	13.44 to 20.68	192,624	–	0.00 to 0.75	0.00 to (0.72)
2009	13,199	13.44 to 20.83	200,346	0.26	0.00 to 0.75	0.22 to (0.53)
2008	12,278	13.41 to 20.94	185,704	2.46	0.00 to 0.75	2.60 to 1.80
2007	7,747	13.07 to 20.57	114,089	4.65	0.00 to 0.75	4.89 to 4.11
2006	5,764	12.46 to 19.76	80,848	4.47	0.00 to 0.75	4.63 to 3.85

Neuberger Berman AMT
Guardian I Class Division:
2010	96	14.52	1,391	0.40	–	19.02
2009	123	12.20	1,496	1.46	–	29.65
2008	41	9.41	383	0.57	–	4.09
2007	36	15.00	547	0.30	–	7.39
2006	19	13.96	261	0.73	–	13.38

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Neuberger Berman AMT Partners
I Class Division:
2010	423	$10.73	$4,540	0.68%	–%	15.62%
2009	450	9.28	4,175	2.75	–	55.97
2008	320	5.95	1,905	0.65	–	14.20
2007	131	12.49	1,632	0.79	–	9.34
2006	54	11.42	611	0.96	–	12.24

Neuberger Berman AMT Small-
Cap Growth S Class Division:
2010	33	9.34	309	–	–	19.59
2009	31	7.81	244	–	–	22.80
2008	22	6.36	142	–	–	6.35
2007	13	10.51	134	–	–	0.52
2006	7	10.45	78	–	–	5.25

Oppenheimer Main Street Small
Cap Service Shares Division:
2010	23	11.78	269	0.29	–	23.09
2009	10	9.57	92	0.01	–	36.91
2008 (11)	–	6.99	1	–	–	17.88

PIMCO High Yield
Administrative Class Division:
2010	47	11.78	559	6.70	–	14.48
2009 (14)	–	10.29	–	–	–	2.90

PIMCO Real Return
Administrative Class Division:
2010	129	10.69	1,384	1.37	–	8.09
2009 (14)	15	9.89	151	0.72	–	(1.20)

PIMCO Short-Term
Administrative Class Division:
2010	60	10.22	616	0.83	–	2.20
2009 (14)	13	10.00	130	1.18	–	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

PIMCO Total Return
Administrative Class Division:
2010	562	$10.77	$6,047	2.32%	–%	8.13%
2009 (14)	73	9.96	728	1.46	–	(0.40)

Principal LifeTime Strategic
Income Division:
2010	321	12.81 to 13.98	4,110	4.64	0.00 to 0.75	11.20 to 10.43
2009	214	11.52 to 12.66	2,462	4.84	0.00 to 0.75	19.01 to 18.10
2008	64	9.68 to 10.72	620	3.72	0.00 to 0.75	(23.90) to 5.51
2007	33	12.72	421	1.24	–	2.12
2006	12	12.46	150	0.06	–	10.26

Principal LifeTime 2010 Division:
2010	588	13.25 to 15.63	7,787	4.20	0.00 to 0.75	13.93 to 13.02
2009	475	11.63 to 13.83	5,524	4.16	0.00 to 0.75	25.05 to 24.15
2008	211	9.30 to 11.14	1,963	4.14	0.00 to 0.75	(30.91) to 7.22
2007	117	13.46	1,579	1.03	–	3.74
2006	58	12.98	754	0.02	–	12.30

Principal LifeTime 2020 Division:
2010	1,798	13.78 to 16.35	24,764	3.81	0.00 to 0.75	15.12 to 14.18
2009	1,454	11.97 to 14.32	17,405	3.43	0.00 to 0.75	27.48 to 26.50
2008	741	9.39 to 11.32	6,963	4.11	0.00 to 0.75	(34.15) to 8.12
2007	415	14.26	5,925	0.48	–	4.87
2006	195	13.60	2,652	–	–	15.16

Principal LifeTime 2030 Division:
2010	1,438	13.51 to 16.66	19,441	2.30	0.00 to 0.75	15.37 to 14.50
2009	1,167	11.71 to 14.55	13,669	2.01	0.00 to 0.75	28.26 to 27.30
2008	714	9.13 to 11.43	6,523	4.04	0.00 to 0.75	(36.46) to 8.34
2007	484	14.37	6,949	0.37	–	5.97
2006	238	13.56	3,224	0.01	–	14.83

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Principal LifeTime 2040 Division:
2010	760	$13.65 to $17.02	$10,369	2.30%	0.00% to 0.75%	15.87% to 14.92%
2009	659	11.78 to 14.81	7,771	2.62	0.00 to 0.75	29.45 to 28.67
2008	467	9.10 to 11.51	4,248	3.97	0.00 to 0.75	(38.14) to 8.69
2007	348	14.71	5,120	0.30	–	6.54
2006	148	13.81	2,050	0.02	–	15.13

Principal LifeTime 2050 Division:
2010	535	13.63 to 17.21	7,293	2.07	0.00 to 0.75	16.20 to 15.35
2009	491	11.73 to 14.92	5,757	2.38	0.00 to 0.75	30.04 to 29.07
2008	374	9.02 to 11.56	3,373	3.98	0.00 to 0.75	(39.05) to 8.65
2007	238	14.80	3,526	0.21	–	6.62
2006	123	13.88	1,712	0.01	–	15.49

Putnam VT Growth & Income
Class IB Division:
2010	20	11.93	239	1.85	–	14.38
2009	26	10.43	272	2.32	–	29.73
2008	20	8.04	163	2.31	–	(38.67)
2007	26	13.11	344	1.27	–	(6.04)
2006	23	13.95	324	3.50	–	15.91

Putnam VT International Equity
Class IB Division:
2010	116	14.27	1,661	3.74	–	10.02
2009	136	12.97	1,764	–	–	24.71
2008	171	10.40	1,777	2.05	–	(43.97)
2007	206	18.56	3,826	2.57	–	8.37
2006	211	17.13	3,621	0.55	–	27.72

Putnam VT Voyager Class IB
Division:
2010	1,712	13.03 to 11.15	26,639	1.26	0.00 to 0.75	20.76 to 19.89
2009	1,777	10.79 to 9.30	22,852	0.81	0.00 to 0.75	63.98 to 62.59
2008	1,893	6.58 to 5.72	14,850	–	0.00 to 0.75	(37.09) to (37.49)
2007	2,118	10.46 to 9.15	26,410	–	0.00 to 0.75	5.52 to 4.73
2006	2,477	9.91 to 8.73	29,288	0.11	0.00 to 0.75	5.44 to 4.65

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Real Estate Securities Division:
2010	1,125	$36.31 to $29.21	$40,898	3.12%	0.00% to 0.75%	25.68% to 24.78%
2009	1,092	28.89 to 23.41	31,571	4.23	0.00 to 0.75	28.92 to 27.92
2008	1,154	22.41 to 18.30	25,966	2.34	0.00 to 0.75	(32.84) to (33.36)
2007	1,181	33.37 to 27.46	39,639	0.84	0.00 to 0.75	(17.69) to (18.31)
2006	1,556	40.54 to 33.61	63,389	1.46	0.00 to 0.75	36.61 to 35.59

SAM Balanced Portfolio
Division:
2010	1,824	10.80 to 15.41	19,708	3.49	0.00 to 0.75	13.56 to 12.81
2009	1,119	9.51 to 13.66	10,643	3.62	0.00 to 0.75	23.83 to 22.84
2008	380	7.68 to 11.12	2,917	3.07	0.00 to 0.75	(26.15) to 6.92
2007 (8)	78	10.40	814	–	–	4.01

SAM Conservative Balanced
Portfolio Division:
2010	850	11.35 to 14.50	9,648	4.03	0.00 to 0.75	11.82 to 11.03
2009	334	10.15 to 13.06	3,392	3.02	0.00 to 0.75	21.12 to 20.26
2008	167	8.38 to 10.86	1,400	3.61	0.00 to 0.75	(19.19) to 5.74
2007 (8)	17	10.37	175	–	–	3.72

SAM Conservative Growth
Portfolio Division:
2010	2,255	10.08 to 16.23	22,725	3.14	0.00 to 0.75	15.20 to 14.38
2009	1,983	8.75 to 14.19	17,341	4.90	0.00 to 0.75	25.72 to 24.80
2008	866	6.96 to 11.37	6,027	2.70	0.00 to 0.75	(33.08) to 7.98
2007 (8)	212	10.40	2,205	0.12	–	3.96

SAM Flexible Income Portfolio
Division:
2010	555	11.78 to 14.00	6,539	4.84	0.00 to 0.75	10.51 to 9.72
2009	330	10.66 to 12.76	3,521	3.95	0.00 to 0.75	19.91 to 19.03
2008	101	8.89 to 10.72	900	4.35	0.00 to 0.75	(13.77) to 5.30
2007 (8)	5	10.31	54	–	–	3.08

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

SAM Strategic Growth Portfolio
Division:
2010	2,145	$9.65 to $16.85	$20,705	2.36%	0.00% to 0.75%	16.41% to 15.49%
2009	1,447	8.29 to 14.59	11,993	3.51	0.00 to 0.75	27.34 to 26.54
2008	748	6.51 to 11.53	4,863	3.22	0.00 to 0.75	(37.40) to 8.67
2007 (8)	200	10.40	2,075	0.42	–	3.82

Short-Term Income Division:
2010	1,012	11.46 to 11.28	11,585	2.61	0.00 to 0.75	4.28 to 3.49
2009	247	10.99 to 10.90	2,720	8.04	0.00 to 0.75	9.90 to 9.11
2008 (12)	2	10.00 to 9.99	17	–	0.00 to 0.75	0.40 to 0.30

SmallCap Blend Division:
2010	1,509	14.58 to 12.42	22,001	0.49	0.00 to 0.75	24.19 to 23.34
2009	1,590	11.74 to 10.07	18,666	0.73	0.00 to 0.75	22.16 to 21.33
2008	1,675	9.61 to 8.30	16,093	0.44	0.00 to 0.75	(36.69) to (37.26)
2007	1,793	15.18 to 13.23	27,223	0.30	0.00 to 0.75	1.65 to 0.88
2006	1,819	14.94 to 13.11	27,178	0.15	0.00 to 0.75	12.70 to 11.86

SmallCap Growth II Division:
2010	1,700	9.81 to 7.49	20,841	–	0.00 to 0.75	26.91 to 25.88
2009	1,829	7.73 to 5.95	17,655	–	0.00 to 0.75	31.69 to 30.77
2008	1,877	5.87 to 4.55	13,739	–	0.00 to 0.75	(41.12) to (41.59)
2007	1,810	9.97 to 7.79	22,496	–	0.00 to 0.75	5.00 to 4.21
2006	1,862	9.49 to 7.47	22,043	–	0.00 to 0.75	8.97 to 8.16

SmallCap Value I Division:
2010	1,040	26.17 to 17.65	27,215	0.83	0.00 to 0.75	26.06 to 25.09
2009	1,176	20.76 to 14.11	24,364	2.28	0.00 to 0.75	16.17 to 15.37
2008	1,271	17.87 to 12.23	22,659	0.96	0.00 to 0.75	(31.82) to (32.36)
2007	1,376	26.21 to 18.08	36,103	0.37	0.00 to 0.75	(9.52) to (10.20)
2006	1,496	28.96 to 20.13	43,354	0.31	0.00 to 0.75	18.64 to 17.76

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

T. Rowe Price Equity Income II
Division:
2010	43	$11.25	$484	1.64%	–%	14.8%
2009	28	9.80	277	1.92	–	25.32
2008	86	7.82	675	2.54	–	(36.32)
2007	3	12.28	37	1.58	–	3.03
2006	3	11.92	33	1.67	–	18.65

Templeton Developing Markets
Securities Class 2 Division:
2010	229	16.87	3,858	1.57	–	17.56
2009	167	14.35	2,403	3.44	–	72.68
2008	163	8.31	1,359	2.71	–	9.06
2007	123	17.58	2,169	2.09	–	28.78
2006	65	13.65	889	1.20	–	28.09

Templeton Foreign Securities
Class 2 Division:
2010	608	9.55	5,805	1.73	–	8.40
2009	434	8.81	3,825	1.38	–	37.01
2008	43	6.43	279	2.18	–	8.98
2007 (8)	3	10.79	33	–	–	7.91

Templeton Global Bond
Securities Class 2 Division:
2010	449	13.54	6,082	1.27	–	14.45
2009	218	11.83	2,581	7.89	–	18.66
2008 (10)	14	9.97	135	5.88	–	9.44

Van Eck VIP Global Hard Assets
Initial Class Division:
2010 (33)	383	11.49	4,397	0.24	–	29.25
2009	198	8.89	1,765	0.10	–	57.35
2008 (10)	40	5.65	226	–	–	7.62

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)
				For the Year Ended December 31,
		December 31		Except as Noted
		Unit Fair Value			Expense
		Corresponding to	Net	Investment	Ratio (2)
	Units	Lowest to Highest	Assets	Income	Lowest to	Total Return (3)
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Lowest to Highest

Vanguard VIF Balanced Division:
2010	1,969	$17.17	$33,797	2.91%	–%	11.06%
2009	1,918	15.46	29,660	4.27	–	22.89
2008	1,785	12.58	22,454	3.08	–	(22.58)
2007	1,343	16.25	21,822	2.38	–	8.36
2006	865	15.00	12,974	2.13	–	14.96

Vanguard VIF Equity Index
Division:
2010	3,325	13.40	44,563	1.99	–	14.92
2009	3,327	11.66	38,805	2.69	–	26.46
2008	3,237	9.22	29,861	1.71	–	(36.98)
2007	1,448	14.63	21,186	1.44	–	5.38
2006	1,146	13.88	15,900	1.53	–	15.71

Vanguard VIF Mid-Cap Index
Division:
2010	884	18.00	15,916	0.90	–	25.35
2009	820	14.36	11,784	1.66	–	40.37
2008	742	10.23	7,587	1.44	–	13.29
2007	636	17.58	11,182	1.10	–	6.14
2006	514	16.57	8,510	0.94	–	13.75

Wells Fargo Advantage VT Index
Asset Allocation Division:
2010 (34)	83	13.99 to 13.12	1,156	1.79	0.00 to 0.75	13.28 to 12.52
2009	94	12.35 to 11.66	1,162	2.04	0.00 to 0.75	15.42 to 14.54
2008	96	10.70 to 10.18	1,032	2.44	0.00 to 0.75	(29.09) to (29.65)
2007	116	15.09 to 14.47	1,750	2.28	0.00 to 0.75	7.60 to 6.79
2006	103	14.03 to 13.55	1,442	2.38	0.00 to 0.75	12.14 to 11.30

Wells Fargo Advantage VT
Intrinsic Value Division:
2010 (16)	98	11.74 to 11.70	1,154	–	0.00 to 0.75	17.40 to 17.00

Wells Fargo Advantage VT Omega
Growth Division:
2010 (16)	123	12.30 to 12.26	1,513	–	0.00 to 0.75	26.93 to 26.52

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.
The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists then a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.
(4) These divisions received payment from an affiliate as compensation for foreign income tax credits. The total returns for these divisions would have been lower without the inclusion of the payment from affiliate.
(5) Commencement of operations, April 28, 2006.
(6) Commencement of operations, January 5, 2007.
(7) Commencement of operations, April 30, 2007.
(8) Commencement of operations, May 1, 2007.
(9) Commencement of operations, November 19, 2007.
(10) Commencement of operations, May 19, 2008.
(11) Commencement of operations, July 21, 2008.
(12) Commencement of operations, November 24, 2008.
(13) Commencement of operations, April 24, 2009.
(14) Commencement of operations, November 23, 2009.
(15) Commenced operations in May 24, 2010.
(16) Commenced operations in July 16, 2010.
(17) Represented the operations of Summit EAFE International Index Class F Division until May 24, 2010 name change.
(18) Represented the operations of Calvert Income Initial Shares Division until May 24, 2010 name change.
(19) Represented the operations of Summit Russell 2000 Small Cap Index Class F Division until May 24, 2010 name change
(20) Represented the operations of Summit S&P MidCap 400 Index Class F Division until May 24, 2010 name change.
(21) Represented the operations of Dreyfus VIF Developing Leaders Service Shares Division until May 24, 2010 name change.
(22) Represented the operations of Mortgage Securities Division until July 16, 2010 name change.
(23) Represented the operations of AIM V.I. Capital Appreciation Series I Division until May 24, 2010 name change.

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(24) Represented the operations of AIM V.I. Capital Appreciation Series II Division until May 24, 2010 name change.
(25) Represented the operations of AIM V.I. Core Equity Series I Division until May 24, 2010 name change.
(26) Represented the operations of AIM V.I. Core Equity Series II Division until May 24, 2010 name change.
(27) Represented the operations of AIM V.I. Dynamics Series I Division until May 24, 2010 name change.
(28) Represented the operations of AIM V.I. Global Health Care Series I Division until May 24, 2010 name change.
(29) Represented the operations of AIM V.I. International Growth Series I Division until May 24, 2010 name change.
(30) Represented the operations of AIM V.I. Mid Cap Core Equity Series II Division until May 24, 2010 name change.
(31) Represented the operations of AIM V.I. Small Cap Equity Series I Division until May 24, 2010 name change.
(32) Represented the operations of AIM V.I. Technology Series I Division until May 24, 2010 name change.
(33) Represented the operations of Van Eck Worldwide Hard Assets Initial Class Division until May 24, 2010 name change.
(34) Represented the operations of Wells Fargo Advantage VT Asset Allocation Division until May 24, 2010 name change.

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

Division	2010 Unit Value	2010 Total Return

American Century VP MidCap Value Class II Division	$–	19.03%
Asset Allocation Division	21.87	–
Balanced Division	–	13.61
Bond & Mortgage Securities Division	–	11.69
Diversified International Division	20.41	13.70
Fidelity VIP Equity-Income Initial Class Division	20.11	–
Fidelity VIP Contrafund Initial Class Division	30.29	17.22
Fidelity VIP Mid Cap Service Class 2 Division	24.44	28.56
Invesco V.I. Small Cap Equity Series I Division	11.01	28.47
LargeCap Growth Division	14.61	18.40
LargeCap Growth I Division	20.70	19.65
LargeCap S&P 500 Index Division	11.19	–
LargeCap Value Division	–	14.11
MidCap Blend Division	–	24.12
Putnam VT Voyager Class IB Division	15.68	20.80
Real Estate Securities Division	39.08	25.70
SmallCap Blend Division	15.17	24.24
SmallCap Growth II Division	12.39	26.95
SmallCap Value I Division	28.05	26.07

Division	2009 Unit Value	2009 Total Return

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

AIM V.I. Small Cap Equity Series I Division	$8.57	21.39%
Asset Allocation Division	20.05	–
Diversified International Division	17.95	–
Fidelity VIP Equity-Income Initial Class Division	17.47	30.28
Fidelity VIP High Income Initial Class Division	–	44.02
Fidelity VIP Contrafund Initial Class Division	25.84	–
Fidelity VIP Mid Cap Service Class 2 Division	19.01	39.78
Government & High Quality Bond Division	18.74	–
International SmallCap Division	25.11	34.57
LargeCap Growth Division	12.34	27.09
LargeCap Growth I Division	17.30	–
LargeCap S&P 500 Index Division	9.76	26.26
MidCap Blend Division	–	33.77
MidCap Growth I Division	12.43	–
Putnam VT Voyager Class IB Division	12.98	–
Real Estate Securities Division	31.09	–
SmallCap Blend Division	12.21	22.22 and 26.78
SmallCap Growth II Division	9.76	31.71
SmallCap Value I Division	22.25	16.19

Division	2008 Unit Value	2008 Total Return

AIM V.I. Capital Appreciation Series II Division	$–	(42.57)%
AIM V.I. Core Equity Series II Division	–	(30.30)
AIM V.I. Dynamics Series I Division	–	8.28
AIM V.I. Global Health Care Series I Division	–	9.05
AIM V.I. International Growth Series I Division	–	(40.40)
AIM V.I. Small Cap Equity Series I Division	7.06	11.01
AllianceBernstein International Value Class A Division	–	(52.85) and (44.86)
AllianceBernstein Small Cap Growth Class A Division	–	(36.50)
AllianceBernstein Small/Mid Cap Value Class A Division	–	(30.22)
American Century VP Income & Growth Class II Division	–	(34.77)
American Century VP International Class II Division	–	(44.92)
American Century VP MidCap Value Class II Division	–	(24.48)
American Century VP Value Class II Division	–	6.66 and (15.84)
American Century VP VistaSM Class II Division	–	(41.44) and (48.73)
Asset Allocation Division	16.88	(24.81)
Balanced Division	–	(30.92)
Bond & Mortgage Securities Division	–	4.35 and (17.03)
Calvert Income Initial Shares Division	–	(9.90)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value	2008 Total Return

		8.94%, (46.20)% and
Diversified International Division	$14.01	(37.98)%
Dreyfus IP Core Value Service Shares Division	–	(35.94)
The Dreyfus Socially Responsible Growth Service Shares Division	–	(34.58)
Dreyfus VIF Appreciation Service Shares Division	–	(29.70)
DWS Dreman Small Mid Cap Value Class B Division	–	(32.94) and (26.26)
Fidelity VIP Equity-Income Initial Class Division	13.41	–
Fidelity VIP Equity-Income Service Class 2 Division	–	(42.82) and (31.74)
Fidelity VIP High Income Service Class 2 Division	–	(25.14) and (24.22)
Fidelity VIP Contrafund Initial Class Division	19.04	–
Fidelity VIP Contrafund Service Class 2 Division	–	(42.69) and (32.79)
Fidelity VIP Mid Cap Service Class 2 Division	–	(39.61) and (34.27)
Franklin Income Securities Class 2 Division	–	(29.64)
Franklin Mutual Global Discovery Class 2 Division	–	(28.43) and (17.74)
Franklin Mutual Shares Class 2 Division	–	(37.14)
Franklin Rising Dividends Class 2 Division	–	(27.09) and (20.00)
Franklin Small Cap Value Securities Class 2 Division	–	(33.03)
Franklin Small Cap Value Securities Class 2 Division	–	(33.03)
Franklin Templeton Developing Markets Class 2 Division	–	(52.73)
Franklin Templeton Foreign Securities Class 2 Division	–	(40.41)
Franklin Templeton Strategic Income Securities Class 2 Division	–	(13.70)
Goldman Sachs VIT Structured Small Cap Equity Service Class 1 Division	–	(34.05)
		3.61, (1.66) and
Government & High Quality Bond Division	17.80	(0.22)
International Emerging Markets Division	–	12.76 and (46.40)
International SmallCap Division	18.66	9.25 and (42.46)
Janus Aspen Balanced Service Shares Division	–	(16.04)
Janus Aspen Forty Division	–	(41.38)
Janus Aspen Overseas Service Shares Division	–	(52.25)
Janus Aspen Enterprise Service Shares Division	–	14.50
Janus Aspen Worldwide Service Shares Division	–	(44.83)
LargeCap Blend II Division	–	6.47 and (28.05)
LargeCap Growth Division	9.71	4.41
		9.79, (40.62) and
LargeCap Growth I Division	11.33	(33.47)
LargeCap S&P 500 Index Division	7.73	6.35 and (27.43)
		6.69, (35.14) and
LargeCap Value Division	–	(25.58)
LargeCap Value III Division	–	10.04 and (26.31)

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2008 Unit Value	2008 Total Return

MFS® VIT Global Equity Service Class Division	$–	(33.98)%
MFS® VIT Growth Service Class Division	–	(37.55)
MFS® VIT New Discovery Service Class Division	–	(39.49) and (33.70)
MFS® VIT Research International Service Class Division	–	(42.53)
MFS® VIT Utilities Service Class Division	–	(33.12)
MFS® VIT Value Service Class Division	–	(32.74)
MidCap Blend Division	–	9.40 and (30.61)
		12.92, (41.10) and
MidCap Growth I Division	9.20	(35.53)
MidCap Value II Division	–	15.94 and (36.77)
Money Market Division	–	2.64, 0.20 and 1.00
Neuberger Berman AMT Guardian I Class Division	–	(37.27)
Neuberger Berman AMT Partners Division	–	(52.36) and (46.49)
Neuberger Berman AMT Small Cap Growth S Class Division	–	(39.49)
Oppenheimer Main Street Small Cap Service Shares Division	–	(37.08) and (31.54)
Principal LifeTime Strategic Income Division	–	5.56
Principal LifeTime 2010 Division	–	7.27
Principal LifeTime 2040 Division	–	8.85
Principal LifeTime 2050 Division	–	8.81
Putnam VT Voyager Class IB Division	7.92	(37.04)
Real Estate Securities Division	24.12	18.76 and (32.15)
SAM Balanced Portfolio Division	–	6.96
SAM Conservative Balanced Portfolio Division	–	5.81
SAM Conservative Growth Portfolio Division	–	8.24 and (33.22)
SAM Flexible Income Portfolio Division	–	5.33
SAM Strategic Growth Portfolio Division	–	8.86
Short-Term Bond Division	–	0.61 and (7.61)
SmallCap Blend Division	9.99	–
SmallCap Growth II Division	7.41	12.44 and (34.71)
SmallCap Value I Division	19.15	15.14 and (24.92)
Summit Russell 2000 Small Cap Index Class F Division	–	(34.06) and (27.90)
Summit S&P MidCap 400 Index Class F Division	–	(36.71)
Templeton Global Bond Securities Class 2 Division	–	1.53
Van Eck Worldwide Hard Assets Initial Class Division	–	(55.69)
Vanguard VIF Mid-Cap Index Division	–	(41.81)

Division	2007 Unit Value	2007 Total Return

Asset Allocation Division	$22.45	–%
Diversified International Division	26.04	–
Equity Growth Division	19.08	–

Principal Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

Division	2007 Unit Value	2007 Total Return

Fidelity VIP Equity-Income Initial Class Division	$23.39	–%
Fidelity VIP II Contrafund Initial Class Division	33.12	–
Government & High Quality Bond Division	18.10	–
Growth Division	17.09	–
International Emerging Markets Division	–	42.11
International SmallCap Division	37.53	–
LargeCap Stock Index Division	12.29	–
MidCap Growth Division	15.62	–
Putnam VT Voyager Class IB Division	12.58	–
Real Estate Securities Division	35.92	–
SmallCap Division	15.80	–
SmallCap Growth Division	12.59	–
SmallCap Value Division	28.09	–
Summit Russell 2000 Small Cap Index Class F Division	–	2.19

Division	2006 Unit Value	2006 Total Return

AIM V.I. Core Equity Series I Division	$–	16.70%
Asset Allocation Division	20.09	–
Diversified International Division	22.43	–
Equity Growth Division	17.58	–
Fidelity VIP Equity-Income Initial Class Division	23.04	–
Fidelity VIP Contrafund Initial Class Division	28.16	–
Government & High Quality Bond Division	17.25	–
Growth Division	13.87	–
International SmallCap Division	34.36	–
LargeCap Stock Index Division	11.68	–
MidCap Growth Division	14.10	–
Putnam VT Voyager Class IB Division	11.92	–
Real Estate Securities Division	43.64	–
SmallCap Division	15.54	–
SmallCap Growth Division	11.99	–
SmallCap Value Division	31.04	–

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder Principal Life Insurance Company

     We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

     As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for credit derivatives embedded in beneficial interests in securitized financial assets effective July 1, 2010; for variable interest entities effective January 1, 2010; for other-than-temporary impairments on debt securities and for the treatment of noncontrolling interests effective January 1, 2009; and for its pension and other postretirement benefits effective January 1, 2008.

/s/ Ernst & Young LLP

Des Moines, Iowa March 16, 2011

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2010	2009
	(in millions)
Assets
Fixed maturities, available-for-sale (2010 includes $257.9 million related to consolidated variable interest
entities)	$ 45,184.8	$ 43,518.4
Fixed maturities, trading (2010 includes $131.4 million related to consolidated variable interest entities)	606.9	484.8
Equity securities, available-for-sale	165.9	211.7
Equity securities, trading (2010 includes $158.6 million related to consolidated variable interest entities)	258.3	177.2
Mortgage loans	10,477.1	11,250.5
Real estate	1,052.3	1,022.2
Policy loans	878.3	881.3
Other investments (2010 includes $128.7 million related to consolidated variable interest entities of
which $128.3 million are measured at fair value under the fair value option)	1,407.6	1,398.5
Total investments	60,031.2	58,944.6
Cash and cash equivalents (2010 includes $100.0 million related to consolidated variable interest
entities)	1,546.8	2,044.5
Accrued investment income	655.7	681.7
Premiums due and other receivables	999.7	1,011.2
Deferred policy acquisition costs	3,258.8	3,454.8
Property and equipment	432.4	466.0
Goodwill	214.6	258.2
Other intangibles	139.7	145.7
Separate account assets	62,738.4	57,380.8
Other assets	921.8	1,311.3
Total assets	$ 130,939.1	$ 125,698.8

Liabilities
Contractholder funds	$ 37,092.1	$ 39,764.7
Future policy benefits and claims	16,068.1	15,944.4
Other policyholder funds	569.9	539.7
Short-term debt	294.4	312.1
Long-term debt	120.4	120.8
Income taxes currently payable	0.3	1.9
Deferred income taxes	267.8	4.9
Separate account liabilities	62,738.4	57,380.8
Other liabilities (2010 includes $433.6 million related to consolidated variable interest entities of which
$114.5 million are measured at fair value under the fair value option)	5,821.5	5,162.6
Total liabilities	122,972.9	119,231.9
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares issued and
outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,145.0	6,408.9
Retained earnings	1,472.4	1,024.3
Accumulated other comprehensive income (loss)	195.4	(1,086.8)
Total stockholder’s equity attributable to Principal Life Insurance Company	7,815.3	6,348.9
Noncontrolling interest	150.9	118.0
Total stockholder’s equity	7,966.2	6,466.9
Total liabilities and stockholder’s equity	$ 130,939.1	$ 125,698.8

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Revenues
Premiums and other considerations	$ 3,300.3	$ 3,511.5	$ 4,005.1
Fees and other revenues	1,755.1	1,619.0	1,849.5
Net investment income	3,085.8	3,188.2	3,472.0
Net realized capital gains (losses), excluding impairment losses on available-for-sale
securities	(47.4)	6.2	(144.9)
Total other-than-temporary impairment losses on available-for-sale securities	(297.1)	(712.4)	(477.7)
Portion of impairment losses on fixed maturities, available-for-sale recognized in other
comprehensive income	56.1	260.9	—
Net impairment losses on available-for-sale securities	(241.0)	(451.5)	(477.7)
Net realized capital losses	(288.4)	(445.3)	(622.6)
Total revenues	7,852.8	7,873.4	8,704.0
Expenses
Benefits, claims and settlement expenses	4,840.6	5,005.9	5,634.0
Dividends to policyholders	219.9	242.2	267.3
Operating expenses	2,169.4	1,975.1	2,345.7
Total expenses	7,229.9	7,223.2	8,247.0
Income before income taxes	622.9	650.2	457.0
Income taxes	120.4	124.8	44.3
Net income	502.5	525.4	412.7
Net income attributable to noncontrolling interest	16.6	23.0	9.6
Net income attributable to Principal Life Insurance Company	$ 485.9	$ 502.4	$ 403.1

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder’s
	stock	capital	earnings	income (loss)	interest	equity
				(in millions)
Balances at January 1, 2008	$ 2.5	$ 5,595.9	$ 760.8	$ 117.5	$ 89.9	$ 6,566.6
Return of capital to parent	—	(5.2)	—	—	—	(5.2)
Capital transactions of equity method investee, net of related income taxes	—	0.6		—	—	0.6
Stock-based compensation and additional related tax benefits	—	35.3	(0.8)	—	—	34.5
Dividends to parent	—	—	(5.5)	—	—	(5.5)
Distributions to noncontrolling interest	—	—	—	—	(14.7)	(14.7)
Contributions from noncontrolling interest	—	—	—	—	7.0	7.0
Effects of changing postretirement benefit plan measurement date, net of related income
taxes	—	—	0.9	(2.0)	—	(1.1)
Comprehensive loss:
Net income	—	—	403.1	—	9.6	412.7
Net unrealized losses, net	—	—	—	(4,205.1)	—	(4,205.1)
Foreign currency translation adjustment, net of related income taxes	—	—	—	(15.5)	—	(15.5)
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	(632.5)	—	(632.5)
Comprehensive loss						(4,440.4)
Balances at December 31, 2008	2.5	5,626.6	1,158.5	(4,737.6)	91.8	2,141.8
Contributions from parent	—	795.9	—	—	—	795.9
Stock-based compensation and additional related tax benefits	—	32.3	(1.5)	—	—	30.8
Dividends to parent	—	—	(645.0)	—	—	(645.0)
Distributions to noncontrolling interest	—	—	—	—	(7.1)	(7.1)
Contributions from noncontrolling interest	—	—	—	—	10.1	10.1
Purchase of subsidiary shares from noncontrolling interest	—	(45.9)	—	—	0.2	(45.7)
Effects of reclassifying noncredit component of previously recognized impairment
losses on fixed maturities, available-for-sale, net	—	—	9.9	(9.9)	—	—
Comprehensive income:
Net income	—	—	502.4	—	23.0	525.4
Net unrealized gains, net	—	—	—	3,620.9	—	3,620.9
Noncredit component of impairment losses on fixed maturities, available-for-sale, net	—	—	—	(152.9)	—	(152.9)
Foreign currency translation adjustment, net of related income taxes	—	—	—	21.6	—	21.6
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	171.1	—	171.1
Comprehensive income						4,186.1
Balances at December 31, 2009	2.5	6,408.9	1,024.3	(1,086.8)	118.0	6,466.9
Return of capital to parent	—	(301.8)	—	—	—	(301.8)
Stock-based compensation and additional related tax benefits	—	37.9	(1.7)	—	—	36.2
Distributions to noncontrolling interest	—	—	—	—	(7.8)	(7.8)
Contributions from noncontrolling interest	—	—	—	—	24.1	24.1
Effects of implementation of accounting change related to variable interest entities,
net	—	—	(10.7)	10.7	—	—
Effects of electing fair value option for fixed maturities upon implementation of
accounting change related to embedded credit derivatives, net	—	—	(25.4)	25.4	—	—
Comprehensive income:
Net income	—	—	485.9	—	16.6	502.5
Net unrealized gains, net	—	—	—	1,076.2	—	1,076.2
Noncredit component of impairment losses on fixed maturities, available-for-sale, net	—	—	—	(33.5)	—	(33.5)
Foreign currency translation adjustment, net of related income taxes	—	—	—	(4.6)	—	(4.6)
Unrecognized postretirement benefit obligation, net of related income taxes	—	—	—	208.0	—	208.0
Comprehensive income						1,748.6
Balances at December 31, 2010	$ 2.5	$ 6,145.0	$ 1,472.4	$ 195.4	$ 150.9	$ 7,966.2

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Operating activities
Net income	$ 502.5	$ 525.4	$ 412.7
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs	201.6	93.9	375.0
Additions to deferred policy acquisition costs	(461.1)	(454.3)	(637.9)
Accrued investment income	26.0	62.3	22.3
Net cash flows for trading securities	78.8	299.9	(457.9)
Premiums due and other receivables	1.3	(124.6)	(74.9)
Contractholder and policyholder liabilities and dividends	1,165.9	1,422.3	2,010.4
Current and deferred income taxes (benefits)	29.8	35.4	(194.3)
Net realized capital losses	288.4	445.3	622.6
Depreciation and amortization expense	139.1	98.4	91.4
Mortgage loans held for sale, acquired or originated	—	(3.0)	(36.8)
Mortgage loans held for sale, sold or repaid, net of gain	1.7	17.5	18.1
Real estate acquired through operating activities	—	(19.8)	(77.5)
Real estate sold through operating activities	116.5	5.2	24.5
Stock-based compensation	36.2	30.0	23.2
Other	621.3	152.4	(58.9)
Net adjustments	2,245.5	2,060.9	1,649.3
Net cash provided by operating activities	2,748.0	2,586.3	2,062.0
Investing activities
Available-for-sale securities:
Purchases	(6,442.4)	(7,046.2)	(6,179.9)
Sales	1,491.6	3,115.5	1,087.1
Maturities	4,783.0	4,128.8	3,039.4
Mortgage loans acquired or originated	(1,189.8)	(514.8)	(3,395.7)
Mortgage loans sold or repaid	1,678.4	1,615.4	2,791.1
Real estate acquired	(53.8)	(62.2)	(33.3)
Real estate sold	—	25.3	68.7
Net purchases of property and equipment	(9.8)	(17.9)	(104.1)
Purchases of interest in subsidiaries, net of cash acquired	—	(45.7)	(18.0)
Net change in other investments	(15.1)	(8.7)	(31.5)
Net cash provided by (used in) investing activities	$ 242.1	$ 1,189.5	$ (2,776.2)

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Financing activities
Proceeds from financing element derivatives	$ 79.3	$ 122.0	$ 142.2
Payments for financing element derivatives	(46.5)	(67.4)	(114.6)
Excess tax benefits from share-based payment arrangements	0.8	0.2	2.7
Dividends to parent	—	(645.0)	(5.5)
Capital contributions from (to) parent	(301.8)	795.9	(5.2)
Issuance of long-term debt	—	—	0.1
Principal repayments of long-term debt	(0.4)	(0.4)	(65.8)
Net proceeds from (repayments of) short-term borrowings	(17.7)	21.0	(53.3)
Investment contract deposits	4,099.9	4,220.2	11,349.0
Investment contract withdrawals	(7,343.3)	(8,752.7)	(9,813.7)
Net increase in banking operation deposits	46.2	43.9	373.1
Other	(4.3)	(5.7)	(5.4)
Net cash provided by (used in) financing activities	(3,487.8)	(4,268.0)	1,803.6
Net increase (decrease) in cash and cash equivalents	(497.7)	(492.2)	1,089.4
Cash and cash equivalents at beginning of year	2,044.5	2,536.7	1,447.3
Cash and cash equivalents at end of year	$ 1,546.8	$ 2,044.5	$ 2,536.7

Supplemental Information:
Cash paid for interest	$ 10.7	$ 14.7	$ 15.2
Cash paid for income taxes	$ 88.6	$ 107.1	$ 227.5

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2010

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S.
GAAP”). Less than majority-owned entities in which we have at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we have at least a 5% interest, are reported on the equity method in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.

We have evaluated subsequent events through March 16, 2011, which was the date our consolidated financial statements were issued.

Reclassifications have been made to prior period financial statements to conform to the December 31, 2010, presentation. See Recent Accounting Pronouncements for impact of new accounting guidance on prior period financial statements.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Recent Accounting Pronouncements

In October 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. This guidance will be effective for us on January 1, 2012, with retrospective application permitted but not required. We are currently evaluating the impact this guidance will have on our consolidated financial statements.

In July 2010, the FASB issued authoritative guidance that requires new and expanded disclosures related to the credit quality of financing receivables and the allowance for credit losses. Reporting entities are required to provide qualitative and quantitative disclosures on the allowance for credit losses, credit quality, impaired loans, modifications and nonaccrual and past due financing receivables. The disclosures are required to be presented on a disaggregated basis by portfolio segment and class of financing receivable. Disclosures required by the guidance that relate to the end of a reporting period were effective for us in our December 31, 2010, consolidated financial statements. See Note 5, Investments, for further details. Disclosures required by the guidance that relate to an activity that occurs during a reporting period will be effective for us on January 1, 2011, and will not have a material impact on our consolidated financial statements. In January 2011, the FASB issued authoritative guidance that deferred indefinitely the disclosures relating to troubled debt restructuring.

In April 2010, the FASB issued authoritative guidance addressing how investments held through the separate accounts of an insurance entity affect the entity’s consolidation analysis. This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. This guidance will be effective for us on January 1, 2011, and will not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In March 2010, the FASB issued authoritative guidance that amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities, credit-linked notes, collateralized loan obligations and collateralized debt obligations (“CDOs”). This guidance eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. We adopted this guidance effective July 1, 2010, and within the scope of this guidance reclassified fixed maturities with a fair value of $75.3 million, from available-for-sale to trading. The cumulative change in accounting principle related to unrealized losses on these fixed maturities resulted in a net $25.4 million decrease to retained earnings, with a corresponding increase to accumulated other comprehensive income (“AOCI”).

In January 2010, the FASB issued authoritative guidance that requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques.
Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level
2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable U.S.
GAAP guidance and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. This guidance was effective for us on January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the reconciliation for Level 3 fair value measurements, which will be effective for us on January 1, 2011. This guidance will not have a material impact on our consolidated financial statements.

In September 2009, FASB issued authoritative guidance for measuring the fair value of certain alternative investments and to offer investors a practical means for measuring the fair value of investments in certain entities that calculate net asset value per share. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In August 2009, the FASB issued authoritative guidance to provide additional guidance on measuring the fair value of liabilities. This guidance clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset; or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. This guidance was effective for us on October 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance for the establishment of the FASB Accounting Standards
CodificationTM (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative
U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. This guidance was effective for us on July 1, 2009, and did not have a material impact on our consolidated financial statements.

In June 2009, the FASB issued authoritative guidance to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial reports about a transfer of financial assets; the effects of a transfer on its financial position, financial performance and cash flows; and a transferor’s continuing involvement in transferred financial assets. The most significant change is the elimination of the concept of a qualifying special-purpose entity (“QSPE”). Therefore, former QSPEs, as defined under previous accounting standards, should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance.
This guidance was effective for us on January 1, 2010, and did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Also in June 2009, the FASB issued authoritative guidance related to the accounting for VIEs, which amends prior guidance and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise with
(1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, this guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a
VIE. Furthermore, we are required to enhance disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. We adopted this guidance prospectively effective
January 1, 2010. Due to the implementation of this guidance, certain previously unconsolidated VIEs were consolidated and certain previously consolidated VIEs were deconsolidated. The cumulative change in accounting principle from adopting this guidance resulted in a net $10.7 million decrease to retained earnings and a net $10.7 million increase to AOCI. In February
2010, the FASB issued an amendment to this guidance. The amendment indefinitely defers the consolidation requirements for reporting enterprises’ interests in entities that have the characteristics of investment companies and regulated money market funds. This amendment was effective January 1, 2010, and did not have a material impact to our consolidated financial statements. The required disclosures are included in our consolidated financial statements. See Note 4, Variable
Interest Entities, for further details.

In April 2009, the FASB issued authoritative guidance which relates to the recognition and presentation of an other-
than-temporary impairment (“OTTI”) of securities and requires additional disclosures. The recognition provisions apply only to debt securities classified as available-for-sale and held-to-maturity, while the presentation and disclosure requirements apply to both debt and equity securities. An impaired debt security will be considered other-than-temporarily impaired if a holder has the intent to sell, or it more likely than not will be required to sell prior to recovery of the amortized cost. If a holder of a debt security does not expect recovery of the entire cost basis, even if there is no intention to sell the security, it will be considered an OTTI as well. This guidance also changes how an entity recognizes an OTTI for a debt security by separating the loss between the amount representing the credit loss and the amount relating to other factors, if a holder does not have the intent to sell or it more likely than not will not be required to sell prior to recovery of the amortized cost less any current period credit loss. Credit losses will be recognized in net income and losses relating to other factors will be recognized in other comprehensive income (“OCI”). If the holder has the intent to sell or it more likely than not will be required to sell before its recovery of amortized cost less any current period credit loss, the entire OTTI will continue to be recognized in net income. Furthermore, this guidance requires a cumulative effect adjustment to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated OCI. We adopted this guidance effective January 1, 2009. The cumulative change in accounting principle from adopting this guidance resulted in a net $9.9 million increase to retained earnings and a corresponding decrease to accumulated OCI. The required disclosures have been included in our consolidated financial statements.

Also in April 2009, the FASB issued authoritative guidance which provides additional information on estimating fair value when the volume and level of activity for an asset or liability have significantly decreased in relation to normal market activity for the asset or liability and clarifies that the use of multiple valuation techniques may be appropriate. It also provides additional guidance on circumstances that may indicate a transaction is not orderly. Further, it requires additional disclosures about fair value measurements in annual and interim reporting periods. We adopted this guidance effective January 1, 2009, and it did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.

In January 2009, the FASB issued authoritative guidance related to the assessment of the OTTI of certain beneficial interests in securitized financial assets, which eliminated the requirement that a financial instrument holder’s best estimate of cash flows be based upon those that a market participant would use. Instead, this guidance requires the use of management’s judgment in the determination of whether it is probable there has been an adverse change in estimated cash flow. This guidance was effective for us on October 1, 2008, and did not have a material impact on our consolidated financial statements.

In December 2008, the FASB issued authoritative guidance requiring additional disclosures by public entities with continuing involvement in transfers of financial assets to special purpose entities and with variable interests in VIEs. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 4, Variable Interest Entities for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In September 2008, the FASB issued authoritative guidance (1) requiring disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument and (2) requiring an additional disclosure about the current status of the payment/performance risk of a guarantee. This guidance was effective for us on October 1, 2008. We have included the required disclosures in our consolidated financial statements. See Note 6, Derivative Financial Instruments, for
further details relating to our credit derivatives.

In March 2008, the FASB issued authoritative guidance requiring (1) qualitative disclosures about objectives and strategies for using derivatives, (2) quantitative disclosures about fair value amounts of gains and losses on derivative instruments and related hedged items and (3) disclosures about credit-risk-related contingent features in derivative instruments.
The disclosures are intended to provide users of financial statements with an enhanced understanding of how and why derivative instruments are used, how they are accounted for and the financial statement impacts. We adopted these changes on January 1,
2009. See Note 6, Derivative Financial Instruments, for further details.

In December 2007, the FASB issued authoritative guidance requiring that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose additional information needed to more comprehensively evaluate and understand the nature and financial effect of the business combination. In addition, direct acquisition costs are to be expensed. We adopted this guidance on January 1, 2009, and all requirements are applied prospectively.

Also in December 2007, the FASB issued authoritative guidance mandating the following changes to noncontrolling interests:

(1) Noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity.
(2) Net income includes the total income of all consolidated subsidiaries, with separate disclosures on the face of the statement of operations of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income.
(3) This guidance revises the accounting requirements for changes in a parent’s ownership interest when the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation.

We adopted this guidance on January 1, 2009. Presentation and disclosure requirements have been applied retrospectively for all periods presented. All other requirements have been applied prospectively.

In February 2007, the FASB issued authoritative guidance permitting entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions (2) is irrevocable and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. This guidance also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We adopted this guidance on January 1,
2008, and the resulting cumulative effect of the change in accounting principle was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in net realized capital gains (losses). Election of this option upon acquisition or assumption of eligible items could introduce period to period volatility in net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

In September 2006, the FASB issued authoritative guidance related to defined benefit pension plans and other postretirement benefit plans, which eliminated the ability to choose a measurement date by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. This guidance was effective for us on December 31, 2008. For
2007, we used a measurement date of October 1 for the measurement of plan assets and benefit obligations. Two transition methods were available when implementing the change in measurement date for 2008. We chose the alternative that allowed us to use the October 1, 2007, measurement date as a basis for determining the 2008 expense and transition adjustment. The effect of changing the measurement date resulted in a $0.9 million increase to retained earnings and a $2.0 million decrease to accumulated OCI in the first quarter of 2008.

In September 2006, the FASB issued authoritative guidance for using fair value to measure assets and liabilities, which applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value measurement. This guidance establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. In February 2008, the FASB deferred the effective date of this guidance for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. In February 2008, the
FASB issued authoritative guidance excluding instruments covered by lease accounting and its related interpretive guidance from the scope of its fair value measurement guidance. In October 2008, the FASB issued authoritative guidance which clarifies the application of its fair value measurement guidance in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is inactive. Our adoption of the
FASB’s fair value measurement guidance on January 1, 2008, for assets and liabilities measured at fair value on a recurring basis and financial assets and liabilities measured at fair value on a nonrecurring basis did not have a material impact on our consolidated financial statements. We deferred the adoption for nonfinancial assets and liabilities measured at fair value on a nonrecurring basis until January 1, 2009, which also did not have a material impact on our consolidated financial statements. See
Note 15, Fair Value Measurements, for further details.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

• the fair value of investments in the absence of quoted market values;
• investment impairments and valuation allowances;
• the fair value of and accounting for derivatives;
• the deferred policy acquisition costs (“DPAC”) and other actuarial balances where the amortization is based on estimated gross profits;
• the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments or amortization, if any;
• the liability for future policy benefits and claims;
• the value of our pension and other postretirement benefit obligations and
• accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Investments

Fixed maturities include bonds, mortgage-backed securities, redeemable preferred stock and certain nonredeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 15, Fair Value Measurements, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on trading securities are reflected in net realized capital gains (losses).

The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities is adjusted for declines in value that are other than temporary.
Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturities reported in OCI. See further discussion in
Note 4, Investments. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease.
We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $41.7 million and $23.8 million as of December 31, 2010 and 2009, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value less cost to sell. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other than temporary impairments of securities and subsequent recoveries, mark-to-market adjustments on trading securities, mark-to-
market adjustments on certain seed money investments, fair value and cash flow hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance provision and subsequent commercial mortgage loan recoveries and impairments of real estate held for investment. Investment gains and losses on sales of certain real estate held for sale, which do not meet the criteria for classification as a discontinued operation are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Derivatives
Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, interest rate collars, swaptions, futures, currency swaps, credit default swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 15,
Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
Accounting and Financial Statement Presentation. We designate derivatives as either:
(a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);
(b) a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or
(c) a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income.
At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income.

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 16%, 17% and 17% of our life insurance in force and 53%, 55% and
57% of the number of life insurance policies in force at December 31, 2010, 2009 and 2008, respectively. Participating business represented approximately 67%, 68% and 68% of life insurance premiums for the years ended December 31, 2010, 2009 and
2008, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

The liability for unpaid disability and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage.
Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable.
Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

DPAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins.
This amortization is adjusted in the current period when estimated gross profits are revised. For individual variable life insurance, individual variable annuities and group annuities which have separate account equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. The DPAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Deferred Policy Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing
DPAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2010 and 2009, our largest exposures to a single third-party reinsurer in our individual life insurance business was $23.3 billion and $22.0 billion of life insurance in force, representing 15% and 14% of total net individual life insurance in force, respectively. The financial statement exposure is limited to the reinsurance recoverable related to this single third party reinsurer, which was $27.5 million and $26.8 million at
December 31, 2010 and 2009, respectively.

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Premiums and other considerations:
Direct	$ 3,604.0	$ 3,807.9 $	4,290.5
Assumed	3.5	5.2	9.7
Ceded	(307.2)	(301.6)	(295.1)
Net premiums and other considerations	$ 3,300.3	$ 3,511.5 $	4,005.1
Benefits, claims and settlement expenses:
Direct	$ 5,007.4	$ 5,234.0 $	5,853.7
Assumed	36.8	38.9	43.5
Ceded	(203.6)	(267.0)	(263.2)
Net benefits, claims and settlement expenses	$ 4,840.6	$ 5,005.9 $	5,634.0

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

1. Nature of Operations and Significant Accounting Policies — (continued)

Separate Accounts

The separate account assets presented in the consolidated financial statements represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations.
Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2010 and 2009, the separate accounts include a separate account valued at $221.7 million and
$191.5 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding
Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Goodwill and Other Intangibles

Goodwill and other intangible assets include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized.
Rather, they are tested for impairment during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level to which it was assigned. A reporting unit is an operating segment or a business one level below that operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore, all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset.
If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

2. Related Party Transaction

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2010, 2009 and 2008, we received $210.8 million, $196.1 million and $199.2 million, respectively, of expense reimbursements from affiliated entities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

2. Related Party Transaction — (continued)

We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $547.5 million and $458.7 million at December 31, 2010 and 2009, respectively, and earned interest of $1.4 million, $1.3 million and $10.9 million during 2010, 2009 and 2008, respectively.

We have short-term affiliated debt and long-term affiliated debt with our parent. See Note 10, Debt, for additional information.

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $178.9 million and
$5.0 million as of December 31, 2010 and 2009, respectively. In addition, we had assumed reinsurance expenses of $115.2 million and $2.8 million for the years ended December 31, 2010 and 2009, respectively.

We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on our behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $282.4 million, $172.7 million and $101.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was
$61.4 million, $57.8 million and $145.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement	Principal	U.S.
	and Investor	Global	Insurance
	Services	Investors	Solutions	Corporate	Consolidated
(in millions)
Balances at December 31, 2009	$ 18.7	$ 152.5	$ 43.4	$ 43.6	$ 258.2

Balances at January 1, 2010	$ 18.7	$ 152.5	$ 43.4	$ 43.6	$ 258.2
Impairment	—	—	—	(43.6)	(43.6)
Balances at December 31, 2010	$ 18.7	$ 152.5	$ 43.4	$ —	$ 214.6

On September 30, 2010, we announced our decision to exit the group medical insurance business. This event constituted a substantive change in circumstances that would more likely than not reduce the fair value of our group medical insurance reporting unit below its carrying amount. Accordingly, we performed an interim goodwill impairment test as of
September 30, 2010. As a result of the shortened period of projected cash flows, we determined that the goodwill related to this reporting unit within our Corporate operating segment was impaired and it was written down to a value of zero. We recorded a $43.6 million pre-tax impairment loss as an operating expense in the consolidated statements of operations during the year ended December 31, 2010.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

3. Goodwill and Other Intangible Assets— (continued)
Finite Lived Intangible Assets
Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 18 years were as follows:

December 31,
		2010			2009
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	amount	amortization	amount	amount	amortization	amount
(in millions)
Total finite lived intangible assets	$ 74.8	$ 29.6	$ 45.2	$ 80.3	$ 29.1	$ 51.2

During 2010, we recorded a $1.6 million pre-tax impairment loss as an operating expense related to finite lived intangible assets with a gross carrying amount of $5.5 million and $3.9 million of accumulated amortization at the time of impairment resulting from our decision to exit the group medical insurance business. We had no significant impairments in 2009 and 2008. The amortization expense for intangible assets with finite useful lives was $4.5 million, $6.0 million and $8.3 million for 2010, 2009 and 2008, respectively. At December 31, 2010, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2011	$ 4.4
2012	4.2
2013	3.7
2014	3.5
2015	2.0

Indefinite Lived Intangible Assets

The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31,
2010 and 2009. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM
Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.

4. Variable Interest Entities
We have relationships with and may have a variable interest in various types of special purpose entities. Following is a discussion of our interest in entities that meet the definition of a VIE. When we are the primary beneficiary we are required to consolidate the entity in our financial statements. On January 1, 2010, we adopted authoritative guidance that changed the method of determining the primary beneficiary of a VIE. Prior to January 1, 2010, the primary beneficiary was the enterprise who absorbed the majority of the entity’s expected losses, received a majority of the expected residual returns or both. The new guidance identifies the primary beneficiary of a VIE as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. We assess whether we are the primary beneficiary of VIEs we have relationships with on an ongoing basis. See further discussion of the adoption in Note 1, Nature of
Operations and Significant Accounting Policies.

Consolidated Variable Interest Entities

Grantor Trusts

We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term, while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificates and the residual certificates were subsequently sold to third parties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

We have determined these grantor trusts are VIEs due to insufficient equity to sustain them. As our interest-only certificates are exposed to the majority of the risk of loss due to interest rate risk, we determined we were the primary beneficiary prior to January 1, 2010. Beginning January 1, 2010, we determined we remain the primary beneficiary as a result of our contribution of securities into the trusts.

Collateralized Private Investment Vehicles

We invest in synthetic CDOs, collateralized bond obligations, collateralized loan obligations, collateralized commodity obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities (collectively known as “collateralized private investment vehicles”). The performance of the notes of these structures is primarily linked to a synthetic portfolio by derivatives; each note has a specific loss attachment and detachment point. The notes and related derivatives are collateralized by a pool of permitted investments. The investments are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include derivatives, financial guarantees and the notes due at maturity or termination of the trusts.

Prior to January 1, 2010, we determined we were the primary beneficiary of a certain number of these entities due to the nature of our direct investment in the VIEs. As of December 31, 2009, we consolidated five collateralized private investment vehicles with assets of $135.6 million. Upon adoption of the new accounting guidance as of January 1, 2010, we determined we were no longer the primary beneficiary of three of these entities with assets of $65.4 million. For these three entities, we do not control the decisions affecting the economic performance of the entities and we were not involved with the design of the entities.
As of December 31, 2010, we continue to hold $53.9 million of investments in these entities classified on the consolidated statements of financial position as fixed maturities, available-for-sale or fixed maturities, trading. We also determined we are the primary beneficiary of two additional collateralized private investment vehicles. For all the collateralized structures consolidated as of December 31, 2010, we are the primary beneficiary because we act as the investment manager of the underlying portfolio and we have an ownership interest.

In October 2009, a synthetic CDO we had previously consolidated was terminated. During the year ended December
31, 2009, we recognized a pre-tax gain of $49.8 million related to the change in fair value and termination of the credit default swaps within the VIE. We were considered the primary beneficiary due to our direct investment in the VIE and management of the synthetic reference portfolios.

Commercial Mortgage-Backed Securities

In September 2000, we sold commercial mortgage loans to a real estate mortgage investment conduit trust. The trust issued various commercial mortgage-backed securities (“CMBS”) certificates using the cash flows of the underlying commercial mortgages it purchased. Prior to January 1, 2010, this entity was scoped out of the consolidation guidance as a QSPE. Based on the new accounting guidance, the previous scope exception for QSPEs no longer exists and this entity is now a VIE due to the entity having insufficient equity to sustain itself. We have determined we are the primary beneficiary as we retained the special servicing role for the assets within the trust as well as the ownership of the bond class which controls the unilateral kick out rights of the special servicer.

Hedge Funds

We are a general partner with an insignificant equity ownership in various hedge funds. These entities are deemed VIEs due to the equity owners not having decision-making ability. Before January 1, 2010, we consolidated these VIEs due to our related parties’ ownership. Beginning January 1, 2010, we continue to consolidate these entities due to our control through our management relationship, related party ownership and our fee structure in certain of these funds. These entities contain various fixed maturities held as available-for-sale and trading and equity securities held as trading.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated
VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse are as follows:

		Collateralized
		private investment
	Grantor trusts	vehicles	CMBS	Hedge funds (2)	Total
			(in millions)
December 31, 2010
Fixed maturities, available-for-sale	$ 243.1	$ 14.8	$ —	$ —	$ 257.9
Fixed maturities, trading	—	131.4	—	—	131.4
Equity securities, trading	—	—	—	158.6	158.6
Other investments	—	—	128.4	0.3	128.7
Cash and cash equivalents	—	55.0	—	45.0	100.0
Accrued investment income	0.7	0.1	0.8	—	1.6
Premiums due and other receivables	—	1.6	—	13.9	15.5
Total assets	$ 243.8	$ 202.9	$ 129.2	$ 217.8	$ 793.7
Deferred income taxes	$ 2.4	$ —	$ —	$ —	$ 2.4
Other liabilities (1)	135.8	132.6	94.1	71.1	433.6
Total liabilities	$ 138.2	$ 132.6	$ 94.1	$ 71.1	$ 436.0
December 31, 2009
Fixed maturities, available-for-sale	$ 226.6	$ 59.2	$ —	$ —	$ 285.8
Fixed maturities, trading	—	19.8	—	—	19.8
Equity securities, trading	—	—	—	90.9	90.9
Cash and cash equivalents	—	55.0	—	45.1	100.1
Accrued investment income	0.8	0.2	—	—	1.0
Premiums due and other receivables	—	1.4	—	18.1	19.5
Total assets	$ 227.4	$ 135.6	$ —	$ 154.1	$ 517.1
Deferred income taxes	$ 2.7	$ —	$ —	$ —	$ 2.7
Other liabilities (1)	89.1	24.6	—	43.1	156.8
Total liabilities	$ 91.8	$ 24.6	$ —	$ 43.1	$ 159.5

(1) Grantor trusts contain an embedded derivative of a forecasted transaction to deliver the underlying securities;
collateralized private investment vehicles include derivative liabilities, financial guarantees and obligation to redeem notes at maturity or termination of the trust; CMBS includes obligation to the bondholders; and hedge funds include liabilities to securities brokers.

(2) The consolidated statements of financial position included a $145.9 million and $110.2 million as of December 31, 2010 and 2009, respectively, noncontrolling interest for hedge funds.

We did not provide financial or other support to investees designated as VIEs for the years ended December 31, 2010 and 2009.

Unconsolidated Variable Interest Entities

Invested Securities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in securities issued by these VIEs are reported in fixed maturities, available-for-sale and fixed maturities, trading in the consolidated statements of financial position and are described below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

4. Variable Interest Entities — (continued)

VIEs include CMBS, residential mortgage-backed securities and asset-backed securities. All of these entities were deemed VIEs upon the removal of the QSPE scope exception because the equity within these entities is insufficient to sustain them. We currently are not the primary beneficiary in any of the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

As previously discussed, we invest in several types of collateralized private investment vehicles, which are VIEs.
These include cash and synthetic structures that we do not manage. We are currently not the primary beneficiary of these collateralized private investment vehicles primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in various VIE trusts as a debt holder. All of these entities are classified as VIEs due to insufficient equity to sustain them. Prior to January 1, 2010, we had performed a quantitative analysis and concluded that although we held a significant variable interest in these entities we were not the primary beneficiary due to lack of majority of the risk of loss or because they were scoped out as a QSPE. Beginning January 1, 2010, we concluded we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

Prior to January 1, 2010, we were only required to disclose information about carrying value and maximum loss exposure for our significant unconsolidated VIEs. The carrying value and maximum loss exposure for our unconsolidated
VIEs as of December 31, 2010, and for our significant unconsolidated VIEs as of December 31, 2009, were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)
	(in millions)
December 31, 2010
Fixed maturities, available-for-sale:
Corporate	$ 429.0	$ 367.7
Residential mortgage-backed securities	3,164.0	3,047.9
Commercial mortgage-backed securities	3,842.2	4,424.9
Collateralized debt obligations	293.0	380.5
Other debt obligations	3,114.1	3,184.9
Fixed maturities, trading:
Residential mortgage-backed securities	130.3	130.3
Commercial mortgage-backed securities	5.1	5.1
Collateralized debt obligations	87.2	87.2
Other debt obligations	88.9	88.9

December 31, 2009
Fixed maturities, available-for-sale:
Corporate	$ 162.8	$ 144.2

(1) Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale and to fair value for our fixed maturities, trading.

Sponsored Investment Funds

We provide asset management and other services to certain investment structures that are considered VIEs as we generally earn management fees and in some instances performance based fees. We are not the primary beneficiary of these entities as we do not have the obligation to absorb losses of the entities that could be potentially significant to the VIE or the right to receive benefits from these entities that could be potentially significant.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments
Fixed Maturities and Equity Securities
The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in AOCI and fair value of fixed maturities and equity securities available-for-sale are summarized as follows:

				Other-than-
		Gross	Gross	temporary
		unrealized	unrealized	impairments in
	Amortized cost	gains	losses	AOCI	Fair value
	(in millions)
December 31, 2010
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 529.1	$ 20.7	$ 0.1	$ —	$ 549.7
Non-U.S. governments	389.3	34.9	—	—	424.2
States and political subdivisions	2,615.0	64.7	23.3	—	2,656.4
Corporate	29,917.7	1,725.1	483.6	18.0	31,141.2
Residential mortgage-backed securities	3,047.9	122.0	5.9	—	3,164.0
Commercial mortgage-backed securities	4,424.9	118.0	506.1	194.6	3,842.2
Collateralized debt obligations	380.5	1.7	51.8	37.4	293.0
Other debt obligations	3,184.9	53.7	40.0	84.5	3,114.1
Total fixed maturities, available-for-sale	$ 44,489.3	$ 2,140.8	$ 1,110.8	$ 334.5	$ 45,184.8
Total equity securities, available-for-sale	$ 177.3	$ 6.8	$ 18.2		$ 165.9
December 31, 2009
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 530.4	$ 8.7	$ 0.5	$ —	$ 538.6
Non-U.S. governments	421.1	42.4	1.1	—	462.4
States and political subdivisions	2,008.7	53.4	13.5	—	2,048.6
Corporate	30,592.6	1,222.0	989.6	58.0	30,767.0
Residential mortgage-backed securities	3,019.1	86.0	3.8	—	3,101.3
Commercial mortgage-backed securities	4,898.0	20.9	1,211.5	107.7	3,599.7
Collateralized debt obligations	607.5	1.8	200.7	39.0	369.6
Other debt obligations	2,900.2	34.5	229.8	73.7	2,631.2
Total fixed maturities, available-for-sale	$ 44,977.6	$ 1,469.7	$ 2,650.5	$ 278.4	$ 43,518.4
Total equity securities, available-for-sale	$ 229.9	$ 16.1	$ 34.3		$ 211.7

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2010, by expected maturity, were as follows:

	Amortized
	cost	Fair value
	(in millions)
Due in one year or less	$ 2,325.6	$ 2,364.7
Due after one year through five years	13,357.5	13,937.6
Due after five years through ten years	8,495.7	8,919.3
Due after ten years	9,272.3	9,549.9
Subtotal	33,451.1	34,771.5
Mortgage-backed and other asset-backed securities	11,038.2	10,413.3
Total	$ 44,489.3	$ 45,184.8

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Net Investment Income

Major categories of net investment income are summarized as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale	$ 2,500.1	$ 2,587.0	$ 2,748.3
Fixed maturities, trading	21.1	29.8	30.5
Equity securities, available-for-sale	11.4	16.8	16.2
Equity securities, trading	0.7	0.3	0.4
Mortgage loans	630.2	675.3	743.2
Real estate	57.1	35.8	54.0
Policy loans	54.9	57.0	54.1
Cash and cash equivalents	4.8	9.1	63.0
Derivatives	(153.2)	(128.3)	(56.8)
Other	47.1	15.9	(31.0)
Total	3,174.2	3,298.7	3,621.9
Investment expenses	(88.4)	(110.5)	(149.9)
Net investment income	$ 3,085.8	$ 3,188.2	$ 3,472.0

Net Realized Capital Gains and Losses
The major components of net realized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale:
Gross gains	$ 56.9	$ 109.0	$ 39.3
Gross losses	(339.5)	(701.9)	(436.2)
Portion of OTTI losses recognized in OCI	56.1	260.9	—
Hedging, net	142.2	(229.1)	496.3
Fixed maturities, trading	7.4	50.8	(41.1)
Equity securities, available-for-sale:
Gross gains	8.8	26.3	12.0
Gross losses	(3.2)	(46.2)	(56.6)
Equity securities, trading	24.2	37.3	(62.7)
Mortgage loans	(150.7)	(153.1)	(44.3)
Derivatives	(142.0)	230.1	(595.7)
Other	51.4	(29.4)	66.4
Net realized capital losses	$ (288.4)	$ (445.3)	$ (622.6)

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were
$1.4 billion, $3.0 billion and $1.1 billion in 2010, 2009 and 2008, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Other-Than-Temporary Impairments

We have a process in place to identify fixed maturity and equity securities that could potentially have a credit impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

During first quarter 2009, we adopted authoritative guidance that changed the recognition and presentation of other-
than-temporary impairments. See further discussion of the adoption in Note 1, Nature of Operations and Significant Accounting
Policies. The recognition provisions of the guidance apply only to debt securities classified as available-for-sale and held-to-
maturity, while the presentation and disclosure requirements apply to both debt and equity securities.

Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest rate-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (4) for structured securities, the adequacy of the expected cash flows; (5) for fixed maturities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and
(6) for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. Prior to 2009, our ability and intent to hold fixed maturities for a period of time that allowed for a recovery in value was considered rather than our intent to sell these securities. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.

Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturities are now recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI. Prior to 2009, other-than-temporary impairments on fixed maturities were recorded in net income in their entirety and the amount recognized was the difference between amortized cost and fair value.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The asset-backed securities cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale	$ (300.8)	$ (692.2)	$ (430.4)
Equity securities, available-for-sale	3.7	(20.2)	(47.3)
Total other-than-temporary impairment losses, net of recoveries from the sale of
previously impaired securities	$ (297.1)	$ (712.4)	$ (477.7)

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

The change in accumulated credit losses associated with other-than-temporary impairments on fixed maturities for which an amount related to credit losses was recognized in net realized capital gains (losses) and an amount related to noncredit losses was recognized in OCI (“bifurcated OTTI”) is summarized as follows:

	For the year ended December 31,
	2010	2009
	(in millions)
Total other-than-temporary impairments on fixed maturities for which an amount related to
noncredit losses was recognized in OCI	$ (180.6) $	(448.7)
Noncredit loss recognized in OCI	56.1	260.9
Credit loss impairment recognized in net realized capital losses (1)	$ (124.5) $	(187.8)

(1) Includes additions to bifurcated credit losses recognized in net realized capital gains (losses) during the period for fixed maturities for which an other-than-temporary impairment was not previously recognized and additional credit losses for previously recognized other-than-temporary impairments of $222.1 million and $221.2 million for the years ended
December 31, 2010 and 2009, respectively. These losses were offset by reductions for previously recognized bifurcated credit losses on fixed maturities now sold or intended to be sold and fixed maturities reclassified from available-for-sale to trading due to the adoption of new accounting guidance, which did not impact net income for the period, of $97.6 million and $33.4 million for the years ended December 31, 2010 and 2009, respectively. See the credit loss rollforward table below for further details on bifurcated credit losses.

Non-bifurcated other-than-temporary impairment losses, net of recoveries from the sale of previously impaired available-
for-sale securities, for fixed maturities recognized in net realized capital gains (losses) during the period were $22.6 million and $210.1 million for the years ended December 31, 2010 and 2009, respectively.

The following table provides a rollforward of accumulated credit losses for fixed maturities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized in net realized capital gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

	For the year ended December 31,
	2010	2009
	(in millions)
Beginning balance	$ (204.7)	$ (18.5)
Credit losses for which an other-than-temporary impairment was not previously
recognized	(112.4)	(168.5)
Credit losses for which an other-than-temporary impairment was previously recognized	(109.7)	(52.7)
Reduction for credit losses previously recognized on fixed maturities now sold or intended
to be sold	53.2	33.4
Reduction for credit losses previously recognized on fixed maturities reclassified to
trading (1)	44.4	—
Reduction for positive changes in cash flows expected to be collected and amortization (2)	3.5	1.6
Ending balance	$ (325.7)	$ (204.7)

(1) Fixed maturities previously classified as available-for-sale have been reclassified to trading as a result of electing the fair value option upon adoption of accounting guidance related to the evaluation of credit derivatives embedded in beneficial interests in securitized financial assets.
(2) Amounts are recognized in net investment income.

Gross Unrealized Losses for Fixed Maturities and Equity Securities

For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Investments — (continued)

	December 31, 2010
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
			(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 14.9	$ 0.1	$ —	$ —	$ 14.9	$ 0.1
States and political subdivisions	771.0	18.4	44.2	4.9	815.2	23.3
Corporate	2,189.5	57.5	3,759.9	444.1	5,949.4	501.6
Residential mortgage-backed securities	384.9	5.9	—	—	384.9	5.9
Commercial mortgage-backed securities	340.1	4.9	1,186.4	695.8	1,526.5	700.7
Collateralized debt obligations	10.4	0.5	233.0	88.7	243.4	89.2
Other debt obligations	401.5	8.4	578.4	116.1	979.9	124.5
Total fixed maturities, available-for-sale	$ 4,112.3	$ 95.7	$ 5,801.9	$ 1,349.6	$ 9,914.2	$ 1,445.3
Total equity securities, available-for-sale	$ 47.3	$ 7.2	$ 77.0	$ 11.0	$ 124.3	$ 18.2

Our consolidated portfolio consists of fixed maturities where 77% were investment grade (rated AAA through BBB-)
with an average price of 87 (carrying value/amortized cost) at December 31, 2010. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2010, due to a decline in interest rates and a tightening of credit spreads primarily in the corporate and commercial mortgage-backed securities sectors.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 534 securities with a carrying value of $4,112.3 million and unrealized losses of $95.7 million reflecting an average price of 98 at
December 31, 2010. Of this portfolio, 94% was investment grade (rated AAA through BBB-) at December 31, 2010, with associated unrealized losses of $88.7 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 773 securities with a carrying value of $5,801.9 million and unrealized losses of $1,349.6 million. The average rating of this portfolio was BBB with an average price of 81 at December 31, 2010. Of the $1,349.6 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $695.8 million in unrealized losses with an average price of 63 and an average credit rating of BBB. The remaining unrealized losses consist primarily of $444.1 million within the corporate sector at December 31, 2010. The average price of the corporate sector was 89 and the average credit rating was BBB. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Investments — (continued)

	December 31, 2009
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
			(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 32.7	$ 0.4	$ 1.0	$ 0.1	$ 33.7	$ 0.5
Non-U.S. governments	9.6	0.4	30.2	0.7	39.8	1.1
States and political subdivisions	242.8	1.9	247.9	11.6	490.7	13.5
Corporate	2,183.3	54.1	7,474.5	993.5	9,657.8	1,047.6
Residential mortgage-backed securities	489.9	3.7	0.6	0.1	490.5	3.8
Commercial mortgage-backed securities	468.1	16.7	2,217.3	1,302.5	2,685.4	1,319.2
Collateralized debt obligations	—	—	366.1	239.7	366.1	239.7
Other debt obligations	312.9	23.3	902.3	280.2	1,215.2	303.5
Total fixed maturities, available-for-sale	$ 3,739.3	$ 100.5	$ 11,239.9	$ 2,828.4	$ 14,979.2	$ 2,928.9
Total equity securities, available-for-sale	$ 4.4	$ 0.1	$ 116.1	$ 34.2	$ 120.5	$ 34.3

Our consolidated portfolio consists of fixed maturities where 83% were investment grade (rated AAA through BBB-)
with an average price of 84 (carrying value/amortized cost) at December 31, 2009. Due to the credit disruption that began in the last half of 2007 and continued into first quarter of 2009, which reduced liquidity and led to wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in the Corporate sector and in structured products, such as commercial mortgage-backed securities, collateralized debt obligations and asset-backed securities (included in other debt obligations). During the second quarter of 2009 and continuing through the end of the year, a narrowing of credit spreads and improvement in liquidity resulted in a decrease in the unrealized losses in our securities portfolio relative to year-end 2008.

For those securities that had been in a loss position for less than twelve months, our consolidated portfolio held 406 securities with a carrying value of $3,739.3 million and unrealized losses of $100.5 million reflecting an average price of 97 at
December 31, 2009. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2009, with associated unrealized losses of $82.7 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous loss position greater than or equal to twelve months, our consolidated portfolio held 1,481 securities with a carrying value of $11,239.9 million and unrealized losses of $2,828.4 million. The average rating of this portfolio was BBB+ with an average price of 80 at December 31, 2009. Of the $2,828.4 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $1,302.5 million in unrealized losses with an average price of 63 and an average credit rating of AA-. The remaining unrealized losses consist primarily of $993.5 million within the
Corporate sector at December 31, 2009. The average price of the Corporate sector was 88 and the average credit rating was
BBB. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-
sale and derivative instruments are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments net of adjustments related to DPAC, sales inducements, unearned revenue reserves and applicable income taxes was as follows:
		December 31,
		2010	2009
		(in millions)
Net unrealized gains (losses) on fixed maturities, available-for-sale (1)	$ 957.2		$ (1,180.8)
Noncredit component of impairment losses on fixed maturities, available-for-sale		(334.5)	(260.9)
Net unrealized losses on equity securities, available-for-sale		(11.4)	(18.2)
Adjustments for assumed changes in amortization patterns		(273.8)	211.9
Net unrealized gains on derivative instruments		122.4	90.4
Net unrealized gains on equity method subsidiaries and noncontrolling interest adjustments		74.9	103.2
Provision for deferred income tax benefits (taxes)		(186.3)	370.1
Effects of implementation of accounting change related to variable interest entities, net		10.7	—
Effects of electing fair value option for fixed maturities upon implementation of accounting
changes related to embedded credit derivatives, net		25.4	—
Effects of reclassifying noncredit component of previously recognized impairment losses on
fixed maturities, available-for-sale, net		—	(9.9)
Net unrealized gains (losses) on available-for-sale securities and derivative instruments	$ 384.6		$ (694.2)

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. We evaluate risks inherent in our commercial mortgage loans in two classes: (1) brick and mortar property loans, where we analyze the property's rent payments as support for the loan, and (2) credit tenant loans (“CTL”), where we rely on the credit analysis of the tenant for the repayment of the loan
We evaluate risks inherent in our residential mortgage loan portfolio in two classes: (1) home equity mortgages and (2) first lien mortgages. The carrying amount of our mortgage loan portfolio was as follows:
	December 31,
	2010		2009
	(in millions)

Commercial mortgage loans	$ 9,680.2	$ 10,254.4
Residential mortgage loans	915.2		1,157.4
Total amortized cost	10,595.4		11,411.8

Valuation allowance	(118.3)		(161.3)
Total carrying value	$ 10,477.1	$ 11,250.5

Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on fully or near fully leased properties. Commercial mortgage loans represent a primary area of credit risk exposure.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2010		2009
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
		($ in millions)
Geographic distribution
New England	$ 430.3	4.4% $	446.3	4.4%
Middle Atlantic	1,648.4	17.0	1,535.4	15.0
East North Central	841.1	8.7	941.8	9.2
West North Central	466.7	4.8	504.3	4.9
South Atlantic	2,358.1	24.4	2,641.9	25.8
East South Central	231.5	2.4	300.0	2.9
West South Central	548.6	5.7	672.1	6.5
Mountain	691.0	7.1	835.4	8.1
Pacific	2,464.5	25.5	2,377.2	23.2
Total	$ 9,680.2	100.0% $	10,254.4	100.0%
Property type distribution
Office	$ 2,886.2	29.8% $	2,782.1	27.1%
Retail	2,503.0	25.9	2,782.0	27.1
Industrial	2,334.5	24.1	2,394.4	23.4
Apartments	1,138.1	11.8	1,415.2	13.8
Hotel	471.8	4.9	497.2	4.8
Mixed use/other	346.6	3.5	383.5	3.8
Total	$ 9,680.2	100.0% $	10,254.4	100.0%

Our residential mortgage loan portfolio is composed of home equity mortgages with an amortized cost of $719.3 million and $912.2 million and first lien mortgages with an amortized cost of $195.9 million and $245.2 million as of December
31, 2010 and 2009, respectively. Our residential home equity mortgages are concentrated in the United States and are generally second lien mortgages comprised of closed-end loans and lines of credit.

Mortgage Loan Credit Monitoring

Commercial Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis results in expected credit losses comparable to equivalent bond ratings. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in our portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Our commercial mortgage loan portfolio by credit risk, as determined by our internal rating system expressed in terms of an S&P bond equivalent rating, was as follows:

	December 31, 2010
	Brick and mortar	CTL	Total
		(in millions)
A- and above	$ 4,780.1	$ 324.7	$ 5,104.8
BBB+ thru BBB-	2,629.5	249.5	2,879.0
BB+ thru BB-	726.1	38.5	764.6
B+ and below	927.9	3.9	931.8
Total	$ 9,063.6	$ 616.6	$ 9,680.2

Residential Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of impairment. We define non-
performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Our performing and non-performing residential mortgage loans were as follows:
	December 31, 2010
	Home equity	First liens	Total
		(in millions)
Performing	$ 705.0 $	186.2	$ 891.2
Nonperforming	14.3	9.7	24.0
Total	$ 719.3 $	195.9	$ 915.2

Non-Accrual Mortgage Loans

Commercial and residential mortgage loans are placed on non-accrual status if we have concern regarding the collectability of future payments. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

Mortgage loans on non-accrual status were as follows:
December 31, 2010
(in millions)
Commercial:
Brick and mortar	$ 67.1
Residential:
Home equity	14.3
First liens	9.7
Total	$ 91.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)
The aging of mortgage loans was as follows:

	December 31, 2010
			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans
				(in millions)
Commercial-brick and mortar	$ —	$ 22.5	$ 9.1	$ 31.6	$ 9,032.0	$ 9,063.6
Commercial-CTL	—	—	—	—	616.6	616.6
Residential-home equity	9.3	4.5	9.2	23.0	696.3	719.3
Residential-first liens	1.5	2.0	7.0	10.5	185.4	195.9
Total	$ 10.8	$ 29.0	$ 25.3	$ 65.1	$ 10,530.3	$ 10,595.4

We did not have any mortgage loans that were 90 days or more past due and still accruing interest as of December
31, 2010.

Mortgage Loan Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio. The valuation allowance includes loan specific reserves for loans that are deemed to be impaired as well as reserves for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we expect to incur a loss. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value reduced by the cost to sell. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral.
Amounts on loans deemed to be uncollectible are charged off and removed from the valuation allowance. When a valuation allowance is established, subsequent recoveries are removed from the valuation allowance and subsequent losses are added to the valuation allowance. The change in the valuation allowance is included in net realized capital gains (losses) on our consolidated statements of operations.

The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans.

We review our commercial mortgage loan portfolio and analyze the need for a valuation allowance for any loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently has a valuation allowance. In addition to establishing allowance levels for specifically identified impaired commercial mortgage loans, management determines an allowance for all other loans in the portfolio for which historical experience and current economic conditions indicate certain losses exist. These loans are segregated by major product type and/or risk level with an estimated loss ratio applied against each product type and/or risk level. The loss ratio is generally based upon historic loss experience for each loan type as adjusted for certain environmental factors management believes to be relevant.

For our residential mortgage loan portfolio, we separate the loans into several homogeneous pools, each of which consist of loans of a similar nature including but not limited to loans similar in collateral, term and structure and loan purpose or type. We evaluate loan pools based on aggregated risk ratings, estimated specific loss potential in the different classes of credits, and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present conditions.
Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral, and concentrations. Residential mortgage loan pools exclude loans that have been restructured or impaired, as those loans are evaluated individually.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

A rollforward of our valuation allowance and ending balances of the allowance and loan balance by basis of impairment method was as follows:

	Commercial	Residential	Total
		(in millions)
December 31, 2010
Beginning balance	$ 132.5	$ 28.8	$ 161.3
Provision	54.1	97.5	151.6
Charge-offs	(106.0)	(89.7)	(195.7)
Recoveries	—	1.1	1.1
Ending balance	$ 80.6	$ 37.7	$ 118.3
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$ 9.1	$ 3.0	$ 12.1
Collectively evaluated for impairment	71.5	34.7	106.2
Allowance ending balance	$ 80.6	$ 37.7	$ 118.3
Loan balance by basis of impairment method:
Individually evaluated for impairment	$ 29.8	$ 16.1	$ 45.9
Collectively evaluated for impairment	9,650.4	899.1	10,549.5
Loan ending balance	$ 9,680.2	$ 915.2	$ 10,595.4
December 31, 2009
Beginning balance	$ 57.0	$ 12.1	$ 69.1
Provision	115.4	32.9	148.3
Charge-offs/recoveries	(39.9)	(16.2)	(56.1)
Ending balance	$ 132.5	$ 28.8	$ 161.3
December 31, 2008
Beginning balance	$ 42.8	$ 5.7	$ 48.5
Provision	42.2	11.5	53.7
Charge-offs/recoveries	(28.0)	(5.1)	(33.1)
Ending balance	$ 57.0	$ 12.1	$ 69.1

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. We sold $34.1 million of commercial mortgage loans as of December 31, 2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Impaired Mortgage Loans

Impaired mortgage loans include loans with a related specific valuation allowance, loans whose carrying amount has been reduced to the expected collectible amount because the impairment has been considered other than temporary or troubled debt restructurings. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Our recorded investment in and unpaid principal balance of impaired loans along with the related loan specific allowance for losses, if any, for each reporting period and the average recorded investment and interest income recognized during the time the loans were impaired were as follows:

		Unpaid		Average
	Recorded	principal	Related	recorded	Interest income
	investment	balance	allowance	investment	recognized
(in millions)
For the year ended, December 31, 2010
With no related allowance recorded:
Commercial-brick and mortar	$ 22.5	$ 28.9	$ —	$ 13.4	$ 1.1
Residential-first liens	5.3	5.2	—	5.3	—
With an allowance recorded:
Commercial-brick and mortar	29.8	29.7	9.1	77.2	1.8
Residential-home equity	11.5	11.2	2.4	12.2	—
Residential-first liens	4.6	4.6	0.6	11.7	—
Total:
Commercial	$ 52.3	$ 58.6	$ 9.1	$ 90.6	$ 2.9
Residential	$ 21.4	$ 21.0	$ 3.0	$ 29.2	$ —
For the year ended, December 31, 2009
Total:
Commercial	$ 120.7	$ 120.5	$ 43.8	$ 97.6	$ 0.3
Residential	$ 10.2	$ 14.7	$ 6.3	$ 12.5	$ —
For the year ended, December 31, 2008
Total:
Commercial	$ 74.4	$ 74.4	$ 13.4	$ 45.7	$ 0.1
Residential	$ 14.7	$ 14.7	$ 4.5	$ 15.5	$ —

Real Estate

Depreciation expense on invested real estate was $41.1 million, $41.7 million and $32.1 million in 2010, 2009 and
2008, respectively. Accumulated depreciation was $331.2 million and $290.1 million as of December 31, 2010 and 2009, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

5. Investments — (continued)

Other Investments

Other investments include minority interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

	December 31,
	2010	2009
	(in millions)
Total assets	$ 6,366.8	$ 5,371.7
Total liabilities	2,972.9	2,839.8
Total equity	$ 3,393.9	$ 2,531.9

Net investment in unconsolidated entities	$ 77.4	$ 31.1

Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Securities Posted as Collateral

We posted $1,052.5 million in fixed maturities, available-for-sale securities at December 31, 2010, to satisfy collateral requirements primarily associated with our derivative credit support annex (collateral) agreements and a reinsurance arrangement. In addition, we posted $1,695.1 million in commercial mortgage loans as of December 31, 2010, to satisfy collateral requirements associated with our obligation under funding agreements with the Federal Home Loan Bank of Des
Moines. Since we did not relinquish ownership rights on these securities, they are reported as fixed maturities, available-for-
sale and commercial mortgage loans, respectively, on our consolidated statements of financial position.

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Total revenues	$ 3,076.1	$ 2,594.8	$ 2,198.6
Total expenses	2,782.7	2,770.2	2,414.4
Net income	269.8	129.4	(32.5)

Our share of net income of unconsolidated entities	28.9	2.5	(41.9)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.

Types of Derivative Instruments

Interest Rate Contracts
Interest rate risk is the risk that we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The
GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

Interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We have entered into interest rate collars whereby we receive amounts if a specified market rate falls below a floor strike interest rate, and we pay if a specified market rate exceeds a cap strike interest rate. We use interest rate collars to manage interest rate risk related to guaranteed minimum interest rate liabilities in our individual annuities contracts.

A swaption is an option to enter into an interest rate swap at a future date. We purchase swaptions to offset existing exposures. We have also written these options and received a premium in order to transform our callable liabilities into fixed term liabilities. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Foreign Exchange Contracts
Foreign currency risk is the risk that we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-
denominated fixed maturities we invest in. We may use currency swaps to hedge foreign currency risk.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-
fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts
Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We may sell an investment-type insurance contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained. The premium associated with certain options is paid quarterly over the life of the option contract.

Credit Contracts
Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, at the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Other Contracts
Commodity Swaps. Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We have purchased secured limited recourse notes from VIEs that were consolidated in our financial results prior to 2010, but for which we are no longer the primary beneficiary. These VIEs used a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps was a portfolio of deep out-of-the-money
European puts on various base or precious metals. The VIEs provided mezzanine protection that the average spot rate would not fall below a certain trigger price on each commodity trigger swap in the portfolio and received guaranteed quarterly premiums in return until maturity. At the same time the VIEs entered into this synthetic transaction, they bought a quality cash bond to match against the commodity swaps.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We sell investment-type insurance contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. We economically hedge the risk associated with these investment-type insurance contracts.

We offer group benefit plan contracts that have guaranteed separate accounts as an investment option.

We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.

We have fixed deferred annuities that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these annuity contracts, as previously explained.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc.
(“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

We posted $376.8 million and $273.7 million in cash and securities under collateral arrangements as of December 31,
2010 and 2009, respectively, to satisfy collateral requirements associated with our derivative credit support agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the rating on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2010 and 2009, was $1,262.0 million and $1,139.7 million, respectively. With respect to these derivatives, we posted collateral of $376.8 million and $273.7 million as of December 31, 2010 and 2009, respectively, in the normal course of business, which reflects netting under derivative credit support annex agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2010, we would be required to post an additional $56.6 million of collateral to our counterparties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

As of December 31, 2010 and 2009, we had received $233.1 million and $341.3 million, respectively, of cash collateral associated with our derivative credit support annex agreements. The cash collateral is included in other assets on the consolidated statements of financial position, with a corresponding liability reflecting our obligation to return the collateral recorded in other liabilities.

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2010	December 31, 2009
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 19,803.0	$ 19,531.0
Interest rate collars	500.0	—
Swaptions	68.5	—
Futures	0.8	43.3
Foreign exchange contracts:
Foreign currency swaps	4,553.9	5,253.2
Equity contracts:
Options	997.5	818.2
Futures	—	84.6
Credit contracts:
Credit default swaps	1,482.4	1,586.4
Other contracts:
Embedded derivative financial instruments	3,478.2	2,838.6
Commodity swaps	—	40.0
Total notional amounts at end of period	$ 30,884.3	$ 30,195.3

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$ 607.1	$ 578.9
Interest rate collars	1.7	—
Swaptions	0.1	—
Foreign exchange contracts:
Foreign currency swaps	471.8	578.7
Equity contracts:
Options	64.9	149.8
Credit contracts:
Credit default swaps	6.7	15.5
Total gross credit exposure	1,152.3	1,322.9
Less: collateral received	233.1	383.5
Net credit exposure	$ 919.2	$ 939.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Derivative Financial Instruments — (continued)
The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
	(in millions)
Derivatives designated as hedging instruments
Interest rate contracts	$ 66.6	$ 81.5	$ 405.4	$ 309.1
Foreign exchange contracts	390.8	444.4	142.5	240.6
Total derivatives designated as hedging
instruments	$ 457.4	$ 525.9	$ 547.9	$ 549.7

Derivatives not designated as hedging
instruments
Interest rate contracts	$ 488.4	$ 433.4	$ 459.5	$ 336.8
Foreign exchange contracts	41.1	88.0	60.3	72.2
Equity contracts	64.9	149.8	31.7	—
Credit contracts	6.7	15.5	171.7	84.0
Other contracts	—	—	131.8	121.7
Total derivatives not designated as hedging
instruments	$ 601.1	$ 686.7	$ 855.0	$ 614.7

Total derivative instruments	$ 1,058.5	$ 1,212.6	$ 1,402.9	$ 1,164.4

(1) The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2) The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a net (asset)
liability fair value of $(7.4) million and $17.1 million as of December 31, 2010 and 2009, respectively, are reported with contractholder funds on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities.
These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions.
The effect of this purchased protection would reduce our total maximum future payments by $10.0 million and $47.0 million as of December 31, 2010 and 2009, respectively. These credit derivative transactions had a net asset (liability) fair value of $(0.8)
million and $2.4 million as of December 31, 2010 and 2009, respectively. Our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2010
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
		(in millions)
Single name credit default swaps
Corporate debt
AA	$ 135.0	$ (0.5)	$ 135.0	3.9
A	564.0	0.9	564.0	2.9
BBB	150.0	0.3	150.0	1.1
Structured finance
B	25.9	(20.0)	25.9	5.9
CCC	22.0	(18.4)	22.0	9.4
Total single name credit default swaps	896.9	(37.7)	896.9	3.0

Basket and index credit default swaps
Corporate debt
A	6.0	—	6.0	1.0
CCC (1)	125.0	(103.0)	125.0	6.2
CC	15.0	(8.5)	15.0	2.0
Government/municipalities
A	40.0	(11.2)	40.0	5.4
Structured finance
AA	20.0	(2.0)	20.0	4.4
BBB	5.0	(0.3)	5.0	14.9
Total basket and index credit default swaps	211.0	(125.0)	211.0	5.6
Total credit default swap protection sold	$ 1,107.9	$ (162.7)	$ 1,107.9	3.5

(1)	The increase from December 31, 2009, resulted from the consolidation of additional collateralized private investment vehicles due to our implementation of new authoritative guidance related to the accounting for VIEs effective January 1,
2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)
	December 31, 2009
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
		(in millions)
Single name credit default swaps
Corporate debt
AA	$ 135.0	$ (0.6)	$ 135.0	4.9
A	609.0	1.2	609.0	3.6
BBB	220.0	0.2	220.0	1.8
BB	10.0	—	10.0	0.8
Structured finance
AA	9.9	(6.0)	9.9	2.5
BBB	16.0	(15.2)	16.0	9.6
CCC	22.0	(20.2)	22.0	10.4
Total single name credit default swaps	1,021.9	(40.6)	1,021.9	3.6

Basket and index credit default swaps
Corporate debt
A	6.0	(0.1)	6.0	2.0
BBB	20.0	—	20.0	0.5
CCC	15.0	(11.9)	15.0	3.0
Government/municipalities
A	50.0	(9.3)	50.0	5.1
Structured finance
AA	20.0	(5.9)	20.0	5.4
BBB	5.0	(1.2)	5.0	15.9
Total basket and index credit default swaps	116.0	(28.4)	116.0	4.4
Total credit default swap protection sold	$ 1,137.9 $	(69.0)	$ 1,137.9	3.6

We also have invested in fixed maturities classified as available-for-sale that contain credit default swaps that do not require bifurcation and fixed maturities classified as trading that contain credit default swaps. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show, by the types of referenced/underlying asset class and external rating, our fixed maturities with embedded credit derivatives.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)
	December 31, 2010
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
BB	$ 18.1	$18.1	6.0
CCC	50.0	46.2	2.1
CC	12.1	1.6	4.9
Total corporate debt	80.2	65.9	3.4
Structured finance
AA	5.2	5.2	5.8
BBB	26.8	23.1	5.5
BB	15.5	15.0	3.7
B	10.5	10.5	6.4
CCC	9.2	8.7	5.9
C	13.5	5.8	12.8
Total structured finance	80.7	68.3	6.6
Total fixed maturities with credit derivatives	$ 160.9	$ 134.2	5.0

	December 31, 2009
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)
	(in millions)
Corporate debt
AA	$ 15.0	$ 14.3	0.7
A	15.0	14.6	0.3
BBB	5.0	4.9	0.3
BB	35.0	29.1	5.1
CCC	51.4	43.8	4.5
C	22.7	6.5	6.6
Total corporate debt	144.1	113.2	4.3
Structured finance
AA	9.5	5.6	9.1
A	7.0	5.0	6.8
BBB	41.1	23.2	6.8
BB	32.6	17.4	7.3
B	7.4	3.1	7.3
CCC	16.1	5.7	19.4
CC	18.0	0.8	7.8
C	10.8	3.3	12.9
Total structured finance	142.5	64.1	11.2
Total fixed maturities with credit derivatives	$ 286.6	$ 177.3	8.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into
U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

We also sell callable investment-type insurance contracts and use cancellable interest rate swaps and have written interest rate swaptions to hedge the changes in fair value of the callable feature.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss) recognized in net income				Amount of gain (loss) recognized in net
Derivatives in fair	on derivatives for the year				income on related hedged item for the year
value hedging	ended December 31, (1)			Hedged items in fair value	ended December 31, (1)
relationships	2010	2009	2008	hedging relationships	2010	2009	2008
		(in millions)				(in millions)
Interest rate				Fixed maturities,
contracts	$ (100.2)	$ 308.6	$ (532.2)	available-for-sale	$ 106.4	$ (264.0) $	510.8
Interest rate				Investment-type
contracts	(19.2)	(30.8)	47.8	insurance contracts	20.6	46.9	(68.1)
Foreign
exchange				Fixed maturities,
contracts	6.9	4.8	(0.1)	available-for-sale	(5.6)	(6.0)	0.6
Foreign
exchange				Investment-type
contracts	(23.3)	82.4	(199.8)	insurance contracts	18.1	(86.2)	214.4
Total	$ (135.8)	$ 365.0	$ (684.3)	Total	$ 139.5	$ (309.3)	$ 657.7

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

(1) The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains
(losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale (1)	$ (161.9) $	(143.5) $	(63.4)
Investment-type insurance contracts (2)	76.3	106.2	64.8

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 9.5 years.
At December 31, 2010, we had $65.8 million of gross unrealized gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income. No amounts were reclassified from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows were probable of not occurring during the years ended December 31, 2010 and 2008. During the year ended December 31, 2009, $40.4 million of gross unrealized losses were reclassified from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows of a forecasted liability issuance were probable of not occurring.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss) recognized in				Amount of gain (loss) reclassified
Derivatives in		AOCI on derivatives (effective			Location of gain (loss)	from AOCI on derivatives
cash flow		portion) for the year ended			reclassified from AOCI	(effective portion) for the year
hedging			December 31,		into net income	ended December 31,
relationships	Related hedged item	2010	2009	2008	(effective portion)	2010	2009	2008
			(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$ (18.0)	$ (124.4) $	206.7	income	$ 7.1	$ 4.8	$ 3.6
					Benefits, claims and
Interest rate	Investment-type				settlement
contracts	insurance contracts	18.4	112.3	(38.1)	expenses	(1.0)	(1.0)	(0.3)
Foreign
exchange	Fixed maturities,				Net investment
contracts	available-for-sale	136.7	(216.8)	234.6	income	—	—	—
Foreign					Benefits, claims and
exchange	Investment-type				settlement
contracts	insurance contracts	(76.5)	167.4	(316.0)	expenses	(6.1)	(5.6)	1.0
					Net realized capital
					gains (losses)	(0.1)	22.8	(4.0)
Total		$ 60.6	$ (61.5) $	87.2	Total	$ (0.1)	$ 21.0	$ 0.3

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships.

	Amount of gain (loss) for the year ended December 31,
Hedged Item	2010	2009	2008
		(in millions)
Fixed maturities, available-for-sale (1)	$ 11.1 $	16.9 $		8.0
Investment-type insurance contracts (2)	(12.5)	(20.0)		(2.7)

(1) Reported in net investment income on the consolidated statements of operations.
(2) Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net loss resulting from the ineffective portion of interest rate contracts in cash flow hedging relationships was zero for the years ended December 31, 2010 and 2009, and $1.8 million for the year ended December 31,
2008. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was
$0.9 million, $2.2 million and $0.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

We expect to reclassify net gains of $31.1 million from AOCI into net income in the next 12 months, which includes both net deferred gains on discontinued hedges and net deferred losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

6. Derivative Financial Instruments — (continued)

Derivatives Not Designated as Hedging Instruments

Our use of futures, certain swaptions and swaps, collars and options are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, flow directly into net realized capital gains (losses) on the consolidated statements of operations.

The following tables show the effect of derivatives not designated as hedging instruments, including market value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in net income on derivatives for the year
	ended December 31,
Derivatives not designated as hedging instruments	2010	2009	2008
		(in millions)
Interest rate contracts	$ 45.3	$ (58.8)	$ 90.4
Foreign exchange contracts	(79.6)	68.3	(128.3)
Equity contracts	(24.0)	(107.7)	86.3
Credit contracts	5.3	61.7	(102.0)
Other contracts (1)	(1.2)	7.8	(43.2)
Total	$ (54.2)	$ (28.7)	$ (96.8)

(1) Primarily includes the change in fair value of embedded derivatives.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the
Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block.
Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the
Closed Block, adjusted to eliminate the impact of related amounts in AOCI.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Closed Block — (continued)

If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed
Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31,
2010 and 2009, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains were not greater than expected. Therefore, we had no PDO liability as of December 31, 2010 and 2009.

Closed Block liabilities and assets designated to the Closed Block were as follows:
	December 31,
	2010	2009
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$ 5,003.1	$ 5,172.9
Other policyholder funds	21.7	23.9
Policyholder dividends payable	294.2	308.9
Other liabilities	79.2	14.7
Total Closed Block liabilities	5,398.2	5,520.4
Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,833.7	2,748.6
Fixed maturities, trading	29.5	31.0
Equity securities, available-for-sale	11.2	14.4
Mortgage loans	677.9	591.8
Policy loans	725.4	747.2
Other investments	163.5	157.5
Total investments	4,441.2	4,290.5
Cash and cash equivalents	—	33.6
Accrued investment income	64.3	69.2
Premiums due and other receivables	17.9	18.7
Deferred income tax asset	60.2	133.3
Total assets designated to the Closed Block	4,583.6	4,545.3
Excess of Closed Block liabilities over assets designated to the Closed Block	814.6	975.1
Amounts included in accumulated other comprehensive income (loss)	33.0	(61.6)
Maximum future earnings to be recognized from Closed Block assets and liabilities	$ 847.6	$ 913.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

7. Closed Block — (continued)

Closed Block revenues and expenses were as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Revenues
Premiums and other considerations	$ 459.3	$ 508.6	$ 550.4
Net investment income	257.6	268.6	280.9
Net realized capital gains (losses)	1.8	(23.5)	(12.7)
Total revenues	718.7	753.7	818.6
Expenses
Benefits, claims and settlement expenses	385.5	422.1	467.6
Dividends to policyholders	215.1	235.9	261.8
Operating expenses	6.4	6.8	7.4
Total expenses	607.0	664.8	736.8
Closed Block revenues, net of Closed Block expenses, before income taxes	111.7	88.9	81.8
Income taxes	36.2	28.1	25.6
Closed Block revenues, net of Closed Block expenses and income taxes	75.5	60.8	56.2
Funding adjustment charges	(9.6)	(6.6)	(8.5)
Closed Block revenues, net of Closed Block expenses, income taxes and funding
adjustment charges	$ 65.9	$ 54.2	$ 47.7

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Beginning of year	$ 913.5	$ 967.7	$ 1,015.4
End of year	847.6	913.5	967.7
Change in maximum future earnings	$ (65.9)	$ (54.2)	$ (47.7)

We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized were as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Balance at beginning of year	$ 3,454.8	$ 3,970.1	$ 2,626.7
Cost deferred during the year	461.1	454.3	637.9
Amortized to expense during the year (1)	(201.6)	(93.9)	(375.0)
Adjustment related to unrealized (gains) losses on available-for-sale securities
and derivative instruments	(455.5)	(875.7)	1,080.5
Balance at end of year	$ 3,258.8	$ 3,454.8	$ 3,970.1

(1) Includes adjustments for revisions to estimated gross profits.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

9. Insurance Liabilities
Contractholder Funds
Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2010	2009
	(in millions)
Liabilities for investment-type insurance contracts:
GICs	$ 10,013.6	$ 10,839.2
Funding agreements	10,226.9	12,511.2
Other investment-type insurance contracts	758.6	891.4
Total liabilities for investment-type insurance contracts	20,999.1	24,241.8
Liabilities for individual annuities	11,718.7	11,428.4
Universal life and other reserves	4,374.3	4,094.5
Total contractholder funds	$ 37,092.1	$ 39,764.7

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors, as well as to four separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities.
Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2010 and 2009,
$2,055.4 million and $2,502.2 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro
4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2010 and 2009, $1,340.0 million and $1,404.2 million, respectively, of liabilities are outstanding with respect to the issuances outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets.
The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2010 and 2009, $2,224.7 million and $2,474.0 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In
February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2010 and 2009, $3,597.8 million and
$5,122.4 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

Due to a downturn in the credit market, we reduced the amount of medium term note issuances in 2008 and had no issuances in 2009 and 2010. As economic conditions change, we will reassess the issuance of funding agreements to these medium term note programs.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

9. Insurance Liabilities — (continued)

Future Policy Benefits and Claims

Activity associated with unpaid disability and health claims is summarized as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Balance at beginning of year	$ 1,025.6	$ 991.8	$ 964.3
Incurred:
Current year	1,611.9	1,888.3	1,994.5
Prior years	11.1	(33.4)	(56.7)
Total incurred	1,623.0	1,854.9	1,937.8
Payments:
Current year	1,269.4	1,507.1	1,588.6
Prior years	317.4	314.0	321.7
Total payments	1,586.8	1,821.1	1,910.3
Balance at end of year:
Current year	342.5	381.2	405.9
Prior years	719.3	644.4	585.9
Total balance at end of year	$ 1,061.8	$ 1,025.6	$ 991.8

Supplemental information:
Claim adjustment expense liabilities	$ 42.7	$ 40.7	$ 39.1
Reinsurance recoverables	1.6	3.7	4.3

Incurred liability adjustments relating to prior years, which affected current operations during 2010, 2009 and 2008, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid disability and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid disability and health claims.

10. Debt

Short-Term Debt

As of both December 31, 2010 and 2009, we had credit facilities with various financial institutions in an aggregate amount of $644.0 million. As of December 31, 2010 and 2009, we had $294.4 million and $312.1 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with zero assets pledged as support as of December 31, 2010. Interest paid on intercompany debt was $1.3 million, $1.3 million and $8.3 million during 2010, 2009 and 2008.

The weighted-average interest rate on short-term borrowings as of both December 31, 2010 and 2009, was 0.4%.
Long-Term Debt
The components of long-term debt were as follows:

	December 31,
	2010	2009
	(in millions)
8% surplus notes payable, due 2044	$ 99.3	$ 99.2
Other mortgages and notes payable	21.1	21.6
Total long-term debt	$ 120.4	$ 120.8

The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

10. Debt — (continued)

On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31,
2010, 2009 and 2008 was approved by the Commissioner, and charged to expense.
Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1,
2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.
The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments.
Outstanding principal balances as of December 31, 2010, ranged from $5.8 million to $8.9 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding principal balances as of December 31, 2009, ranged from $5.9 million to $9.1 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $29.6 million and $30.1 million as of December 31, 2010 and 2009, respectively.
At December 31, 2010, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2011	$ 0.4
2012	0.4
2013	8.8
2014	6.0
2015	—
Thereafter	104.8
Total future maturities of the long-term debt	$ 120.4

11. Income Taxes
Income Tax Expense
Our income tax expense (benefit) was as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Current income taxes:
U.S. federal	$ 120.0	$ 140.4	$ 116.0
State and foreign	15.8	10.3	34.7
Total current income taxes	135.8	150.7	150.7
Deferred income taxes	(15.4)	(25.9)	(106.4)
Total income taxes	$ 120.4	$ 124.8	$ 44.3

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate is as follows:

	For the year ended
	December 31,
	2010	2009	2008
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(14)	(11)	(19)
Interest exclusion from taxable income	(4)	(4)	(6)
Other	2	(1)	—
Effective income tax rate	19%	19%	10%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Income Taxes — (continued)
Unrecognized Tax Benefits
A summary of the changes in unrecognized tax benefits follows.

	For the year ended December 31,
	2010	2009
	(in millions)
Balance at beginning of year	$ 52.6	$ 62.9
Additions based on tax positions related to the current year	1.6	1.6
Additions for tax positions of prior years	1.2	0.3
Reductions for tax positions related to the current year	(2.4)	(7.1)
Reductions for tax positions of prior years	—	(1.6)
Settlements	—	(3.5)
Balance at end of year (1)	$ 53.0	$ 52.6

(1)	Of this amount, $20.5 million, if recognized, would reduce the 2010 effective income tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses.

As of December 31, 2010 and 2009, we had recognized $23.4 million and $22.5 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Net Deferred Income Taxes

Significant components of our net deferred income taxes were as follows:
	December 31,
	2010	2009
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$ —	$ 375.4
Insurance liabilities	337.1	344.6
Net operating and capital loss carryforwards	312.8	344.7
Postretirement benefits	320.9	327.0
Stock-based compensation	59.2	51.7
Other deferred income tax assets	67.6	54.3
Gross deferred income tax assets	1,097.6	1,497.7
Valuation allowance	(0.6)	—
Total deferred income tax assets	1,097.0	1,497.7
Deferred income tax liabilities:
Deferred policy acquisition costs	(1,012.7)	(924.0)
Net unrealized gains on available-for-sale securities	(205.9)	—
Real estate	(115.6)	(103.5)
Intangible assets	(26.5)	(42.1)
Other deferred income tax liabilities	(4.1)	(40.9)
Total deferred income tax liabilities	(1,364.8)	(1,110.5)
Total net deferred income tax assets (liabilities)	$ (267.8)	$ 387.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

11. Income Taxes — (continued)

Net deferred income taxes by jurisdiction are as follows:

	December 31,
	2010	2009
	(in millions)
Deferred income tax assets:
U.S.	$ —	$ 392.1
Deferred income tax liabilities:
U.S.	(262.6)	—
State	(5.2)	(4.9)
Total net deferred income tax assets (liabilities)	$ (267.8)	$ 387.2

No valuation allowance was provided on the deferred income tax asset attributable to the net unrealized losses on available-for-sale securities as of December 31, 2009. This deferred tax asset reversed during 2010 to a deferred tax liability position attributable to the net unrealized gains on available-for-sale securities as of December 31, 2010.

The total deferred income tax asset also includes capital and net operating loss carryforwards for tax purposes available to offset future capital gains and taxable income, respectively. The total capital loss carryforward, available to offset future capital gains, was $209.1 million as of December 31, 2010. If not used, this remaining capital loss carryforward generated in
2009 will expire in 2014. Domestic state net operating loss carryforwards were $0.8 million as of December 31, 2010, and will expire between 2017 and 2029. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards and foreign net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not to be realized.

Accumulated net operating losses of $640.8 million and $485.2 million at December 31, 2010 and 2009, respectively, are attributed to captive reinsurance companies that are temporarily excluded from our consolidated U.S. federal income tax return. These net operating losses will expire between 2021 and 2025. One of the captive reinsurance companies will be able to join the consolidated U.S. federal income tax return in 2012, with the other in 2013. All accumulated net operating losses are anticipated to be utilized before expiration. Therefore, no valuation allowance has been provided for the deferred income tax assets attributable to these net operating losses.

Other Tax Information

The Internal Revenue Service (“IRS”) has completed examination of the consolidated federal income tax returns for years prior to 2004. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We are also litigating a partnership issue for the years 2002-2003 in the federal district court of Iowa.
We had $229.1 million and $241.0 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2010 and 2009, respectively.
We do not expect the litigation to be resolved within the next twelve months.

The IRS commenced examination of the U.S. consolidated federal income tax returns for 2004-2005 in March 2007.
The fieldwork is substantially complete and the final report is expected to be received sometime in the first or second quarter of
2011. The statute of limitations for the 2004-2005 tax years expires on September 15, 2011. The IRS commenced examination of the U.S. consolidated federal income tax returns for 2006-2007 in March 2009 and of the tax return for 2008 in January 2010.

We do not believe there is a reasonable possibility that the total amount of unrecognized tax benefits will significantly increase or decrease in the next twelve months. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued.
Consequently, we do not expect the ultimate resolution of issues from tax years 1995 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits

We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees and agents with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the nonqualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002, who retired prior to January 1, 2011. For employees hired prior to
January 1, 2002, who retire on or after January 1, 2011, the contributions are 60% of the expected cost. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

Obligations and Funded Status

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2010	2009	2010	2009
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$ (1,797.4)	$ (1,712.1)	$ (360.1)	$ (335.0)
Service cost	(45.6)	(51.4)	(8.8)	(11.3)
Interest cost	(105.7)	(100.8)	(18.1)	(19.7)
Actuarial gain (loss)	(59.6)	(26.8)	62.5	(2.8)
Participant contributions	—	—	(6.0)	(5.5)
Benefits paid	70.2	72.8	15.3	15.0
Amount recognized due to special events	—	—	(0.2)	—
Plan amendment	—	—	153.6	—
Other	4.3	20.9	(0.8)	(0.8)
Benefit obligation at end of year	$ (1,933.8)	$ (1,797.4)	$ (162.6)	$ (360.1)
Change in plan assets
Fair value of plan assets at beginning of year	$ 1,250.3	$ 1,010.5	$ 421.5	$ 362.0
Actual return on plan assets	181.1	217.0	58.1	68.3
Employer contribution	56.5	95.6	1.4	0.7
Participant contributions	—	—	6.0	5.5
Benefits paid	(70.2)	(72.8)	(15.3)	(15.0)
Fair value of plan assets at end of year	$ 1,417.7	$ 1,250.3	$ 471.7	$ 421.5
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ 309.4	$ 78.4
Other liabilities	(516.1)	(547.1)	(0.3)	(17.0)
Total	$ (516.1)	$ (547.1)	$ 309.1	$ 61.4
Amount recognized in accumulated other comprehensive
(income) loss
Total net actuarial loss	$ 469.7	$ 564.9	$ 10.2	$ 104.1
Prior service benefit	(41.6)	(52.7)	(148.8)	(6.8)
Pre-tax accumulated other comprehensive (income) loss	$ 428.1	$ 512.2	$ (138.6)	$ 97.3

The accumulated benefit obligation for all defined benefit pension plans was $1,811.7 million and $1,640.5 million at
December 31, 2010 and 2009, respectively.

Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $265.3 million and $245.1 million as of December 31, 2010 and 2009, respectively.

Pension Plan Changes and Plan Gains/Losses

On January 1, 2010, benefits under the Principal Pension Plan are frozen for certain participants. This change was recognized as a prior service cost and resulted in a decrease in liabilities as of December 31, 2009.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

For the year ended December 31, 2010, the pension plans had a loss primarily due to a decrease in the discount rate and a change in the mortality assumption. The plans also had a gain resulting from asset returns greater than expected. The net result was an actuarial gain for the year ended December 31, 2010. For the year ended December 31, 2009, the pension plans had an actuarial loss primarily due to a greater than expected cost of living adjustment and greater number of early retirements.

Other Postretirement Plan Changes and Plan Gains/Losses

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare
Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under
Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2010, 2009 and 2008, the Medicare subsidies we received and accrued for were $0.8 million.

An actuarial gain occurred during 2010 for the other postretirement benefit plans. This was due to a decrease in the trend and claim cost assumptions and greater than expected increase in the medical premium equivalents. This was partially offset by the decrease in the discount rate. An actuarial loss occurred during 2009 for the other postretirement benefit plans. This was due to a less than expected increase in retiree contributions, an increase in assumed health care costs for our agents and an increase in the trend assumption.

Impact of Amendment to Retiree Health Benefits

In September 2010, an amendment to retiree health benefits was announced. This amendment, which is effective for individuals retiring on or after January 1, 2011, resulted in a plan remeasurement as of September 30, 2010. Under this amendment, the company-paid subsidy for pre-Medicare-eligible coverage will be 40% and the cost of coverage for
Medicare-eligible retirees (or their dependents) will no longer be subsidized. Prior to amendment, the subsidy calculation was complex and varied based on age and service with the company at the time of retirement. In addition to the changes for individuals retiring on or after January 1, 2011, the plan was simplified to a single consolidated plan design, the coordination with Medicare was changed for certain post-1984 retirees and the method for determining the premium equivalent rate was changed to be based solely on retiree experience. For the remeasurement of the retiree health benefits as of September 30,
2010, the assumptions used were a 5.40% discount rate to determine the benefit obligation; a 7.25% weighted-average expected long-term return on plan assets used to determine the net periodic benefit cost; and a health care cost initial trend rate of 9.5% pre-Medicare and 9.0% post-Medicare, decreasing to an ultimate rate of 5.0% in the year 2022. The plan amendment resulted in a $153.6 million reduction to the accumulated postretirement benefit obligation as of September 30,
2010. The plan amendment and remeasurement resulted in a $14.0 million reduction in the 2010 net periodic postretirement benefit cost, which was reflected in the fourth quarter of 2010.

Impact from Exit of Group Medical Insurance Business

On September 30, 2010, we announced our decision to exit the group medical insurance business and entered into an agreement with United Healthcare Services, Inc. to renew medical insurance coverage for our customers as the business transitions. Our exit from the group medical insurance business will result in a curtailment associated with the pension and other postretirement benefits of the impacted employees. We have determined that the curtailment will result in a gain, which will be recognized quarterly in our consolidated financial statements as impacted employees are terminated. In the fourth quarter of 2010, the curtailment gain recognized was $0.9 million for the pension benefits and $2.6 million for the other postretirement benefits from the accelerated recognition of the existing prior service benefits. Also in the fourth quarter of
2010, the recognition of terminations resulted in a $0.2 million increase in the accumulated postretirement benefit obligation resulting from losses associated with individuals who were retirement eligible at termination exceeding the gains associated with those individuals who were not retirement eligible at termination.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

Information for Pension Plans with an Accumulated Benefit Obligation in Excess of Plan Assets

For 2010 and 2009, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2010	2009
	(in millions)
Projected benefit obligation	$ 1,933.8	$ 1,797.4
Accumulated benefit obligation	1,811.7	1,640.5
Fair value of plan assets	1,417.7	1,250.3

Information for Other Postretirement Benefit Plans with an Accumulated Postretirement Benefit Obligation in Excess of
Plan Assets

					December 31,
					2010	2009
					(in millions)
Accumulated postretirement benefit obligation					$ 1.5	$ 98.7
Fair value of plan assets					1.4	81.7

Components of Net Periodic Benefit Cost
		Pension benefits		Other postretirement benefits
		For the year ended December 31,
	2010	2009	2008	2010	2009	2008
			(in millions)
Service cost	$ 45.6	$ 51.4	$ 62.0	$ 8.8	$ 11.3	$ 10.5
Interest cost	105.7	100.8	124.3	18.1	19.7	20.9
Expected return on plan assets	(98.4)	(79.5)	(162.8)	(30.6)	(25.9)	(46.9)
Amortization of prior service benefit	(10.1)	(7.7)	(9.6)	(9.1)	(2.1)	(3.1)
Recognized net actuarial (gain) loss	67.6	92.6	1.5	4.1	9.3	(4.0)
Amount recognized due to special events	(0.9)	—	—	(2.6)	—	—
Net periodic benefit cost (income)	$ 109.5	$ 157.6	$ 15.4	$ (11.3)	$ 12.3	$ (22.6)

For 2008, 2009 and 2010, we used a December 31 measurement date in connection with our adoption of required measurement date guidance. Net periodic benefit cost shown above for 2008 covers the period of 15 months from October 1,
2007, through December 31, 2008. Net periodic benefit cost for the period from October 1, 2007, to December 31, 2007, was recognized as a direct adjustment to retained earnings during 2008 as required by the measurement date guidance. The breakdown of 2008 net periodic benefit cost between the two periods was as follows:

	Pension benefits		Other postretirement benefits
	10/1/07-	1/1/08-		10/1/07-	1/1/08-
	12/31/07	12/31/08	Total	12/31/07	12/31/08	Total
(in millions)
Net periodic benefit cost (income)	$ 3.1	$ 12.3 $	15.4 $ (4.5) $ (18.1)			$ (22.6)

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the
10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2010	2009	2010	2009
	(in millions)
Other changes recognized in accumulated other comprehensive (income)
loss
Net actuarial gain	$ (27.5)	$ (110.7)	$ (89.8)	$ (39.6)
Prior service benefit	—	(20.9)	(153.7)	—
Amortization of net loss	(67.6)	(92.6)	(4.1)	(9.3)
Amortization of prior service benefit	11.0	7.7	11.7	2.1
Total recognized in pre-tax accumulated other comprehensive income	$ (84.1)	$ (216.5)	$(235.9)	$ (46.8)
Total recognized in net periodic benefit cost and pre-tax accumulated other
comprehensive (income) loss	$ 25.4	$ (58.9)	$(247.2)	$ (34.5)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from AOCI into net periodic benefit cost for the pension benefits during the 2011 fiscal year are $62.8 million and $(9.8) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from
AOCI into net periodic benefit cost during the 2011 fiscal year are $0.4 million and $(29.7) million, respectively. The estimated amortization of net actuarial (gain) loss does not reflect future curtailment recognition.

Assumptions

Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

					Other postretirement
			Pension benefits		benefits
			For the year ended December 31,
			2010	2009	2010	2009
Discount rate			5.65%	6.00%	5.65%	6.00%
Rate of compensation increase			5.00%	5.00%	5.00%	5.00%

Weighted-average assumptions used to determine net periodic benefit cost
		Pension benefits		Other postretirement benefits
	For the year ended December 31,
	2010	2009	2008	2010	2009	2008
Discount rate	6.00%	6.00%	6.30%	6.00%	6.00%	6.30%
Expected long-term return on plan assets	8.00%	8.00%	8.25%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

For the pension benefits, the expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-
term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans.

For other postretirement benefits, the 7.3% expected long-term return on plan assets for 2010 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
Assumed Health Care Cost Trend Rates

	December 31,
	2010	2009
Health care cost trend rate assumed for next year under age 65	9.5%	11.0%
Health care cost trend rate assumed for next year age 65 and over	9.0%	10.5%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2022	2021

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-
percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$ 4.2 $	(3.4)
Effect on accumulated postretirement benefit obligation	(9.4)	8.2

Pension Plan and Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

• Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.
• Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds.
• Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a real estate investment fund and a general account investment of ours.

Our pension plan assets consist of investments in separate accounts. Net asset value (“NAV”) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. One separate account invests in real estate, for which the fair value of the underlying real estate is based on unobservable inputs and used to determine the NAV of the separate account. The fair value of the underlying real estate is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of our general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows.
This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
Pension Plan Assets
The fair value of the qualified pension plan’s assets by asset category as of the most recent measurement date is as follows:

		As of December 31, 2010
Assets /
	(liabilities)	Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 580.9	$ —	$ 580.9	$ —
U.S. small/mid cap equity portfolios (2)	143.5	—	143.5	—
International equity portfolios (3)	241.7	—	241.7	—
Fixed income security portfolios (4)	331.5	—	331.5	—
Real estate investment portfolios:
Real estate investment trusts (5)	35.4	—	35.4	—
Direct real estate investments (6)	84.7	—	—	84.7
Total	$ 1,417.7	$ —	$ 1,333.0	$ 84.7

		As of December 31, 2009
Assets /
	(liabilities)		Fair value hierarchy level
measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
U.S. large cap equity portfolios (1)	$ 555.5	$ —	$ 555.5 $	—
U.S. small/mid cap equity portfolios (2)	103.6	—	103.6	—
International equity portfolios (3)	215.5	—	215.5	—
Fixed income security portfolios (4)	288.3	—	288.3	—
Real estate investment portfolios:
Real estate investment trusts (5)	33.4	—	33.4	—
Direct real estate investments (6)	54.0	—	—	54.0
Total	$ 1,250.3	$ —	$ 1,196.3 $	54.0

(1)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(2)	The portfolios invest primarily in publicly traded equity securities of mid-sized and small U.S. companies.
(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.
(4)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(5)	The portfolio invests primarily in publicly traded securities of U.S. equity real estate investment trusts.
(6)	The portfolio invests primarily in U.S. commercial real estate properties.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2010
Actual return gains (losses) on
	Beginning	plan assets				Ending
	asset	Relating to				asset
	balance as	assets still	Relating to			balance
	of	held at the	assets sold	Purchases,	Transfers	as of
	December	reporting	during the	sales and	in (out) of	December
	31, 2009	date	period	settlements	Level 3	31, 2010
(in millions)
Asset category
Direct real estate investments	$ 54.0	$ 10.7	$ —	$ 20.0	$ —	$ 84.7
Total	$ 54.0	$ 10.7	$ —	$ 20.0	$ —	$ 84.7

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Direct real estate investments	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0
Total	$ 78.8	$ (24.8)	$ —	$ —	$ —	$ 54.0

We have established an investment policy that provides the investment objectives and guidelines for the pension plan.
Our investment strategy is to achieve the following:

• Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.
• Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.
• Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the qualified plan is:

Asset category	Target allocation
U.S. equity portfolios	35% - 60%
International equity portfolios	5% - 20%
Fixed income security portfolios	20% - 37%
Real estate investment portfolios	3% - 10%

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

Other Postretirement Benefit Plan Assets

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

		As of December 31, 2010
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
Cash and cash equivalents	$ 1.3	$ 1.3	$ —	$ —
Fixed income security portfolios:
Fixed income investment funds (1)	143.5	143.5	—	—
Principal Life general account investment (2)	44.5	—	—	44.5
U.S. equity portfolios (3)	232.2	190.0	42.2	—
International equity portfolios (4)	50.2	38.3	11.9	—
Total	$ 471.7	$ 373.1	$ 54.1	$ 44.5

		As of December 31, 2009
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Asset category
Cash and cash equivalents	$ 1.0	$ 1.0	$ —	$ —
Fixed income security portfolios:
Fixed income investment funds (1)	131.1	131.1	—	—
Principal Life general account investment (2)	45.5	—	—	45.5
U.S. equity portfolios (3)	198.9	162.5	36.4	—
International equity portfolios (4)	45.0	34.3	10.7	—
Total	$ 421.5	$ 328.9	$ 47.1	$ 45.5

(1)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.
(2)	The general account is invested in various fixed income securities.
(3)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.
(4)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

As of December 31, 2010 and 2009, respectively, $54.1 million and $47.1 million of assets in the U.S. equity and international equity portfolios were included in a trust owned life insurance contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2010
Actual return gains (losses) on
	Beginning	plan assets				Ending
	asset	Relating to				asset
	balance as	assets still	Relating to			balance
	of	held at the	assets sold	Purchases,	Transfers	as of
	December	reporting	during the	sales and	in (out) of	December
	31, 2009	date	period	settlements	Level 3	31, 2010
(in millions)
Asset category
Principal Life general account investment	$ 45.5	$ 4.3 $	—	$ (5.3)	$ —	$ 44.5
Total	$ 45.5	$ 4.3 $	—	$ (5.3)	$ —	$ 44.5

For the year ended December 31, 2009
Actual return gains (losses) on
		plan assets				Ending
	Beginning	Relating to				asset
	asset	assets still	Relating to			balance
	balance as	held at the	assets sold	Purchases,	Transfers	as of
	of January	reporting	during the	sales and	in (out) of	December
	1, 2009	date	period	settlements	Level 3	31, 2009
(in millions)
Asset category
Principal Life general account investment	$ 54.9	$ (1.3) $	—	$ (8.1)	$ —	$ 45.5
Total	$ 54.9	$ (1.3) $	—	$ (8.1)	$ —	$ 45.5

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
U.S. equity portfolios	45% - 65%
International equity portfolios	5% - 15%
Fixed income security portfolios	30% - 50%

The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Contributions

Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2011 in the range of $60-$90 million. This includes funding for both our qualified and nonqualified pension plans. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP. We may contribute to our other postretirement benefit plans in 2011 pending future analysis.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)
Estimated Future Benefit Payments
The estimated future benefit payments, which reflect expected future service, and the expected amount of subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
		(in millions)
Year ending December 31:
2011	$ 76.9	$ 19.3	$ 0.9
2012	81.6	20.2	1.0
2013	86.5	21.3	1.1
2014	91.0	22.4	1.2
2015	95.2	23.4	1.3
2016-2020	567.0	126.8	6.9

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

12. Employee and Agent Benefits — (continued)

The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and nonqualified plans.

	For the year ended December 31,
	2010				2009
	Qualified	Nonqualified		Qualified	Nonqualified
	plan	plans	Total	plan	plans	Total
			(in millions)
Amount recognized in statement of financial position
Other assets	$ —	$ —	$ —	$ —	$ —	$ —
Other liabilities	(210.8)	(305.3)	(516.1)	(249.9)	(297.2)	(547.1)
Total	$ (210.8)	$ (305.3)	$ (516.1)	$ (249.9)	$ (297.2)	$ (547.1)
Amount recognized in accumulated other
comprehensive loss
Total net actuarial loss	$ 404.1	$ 65.6	$ 469.7	$ 495.0	$ 69.9	$ 564.9
Prior service cost benefit	(26.6)	(15.0)	(41.6)	(33.9)	(18.8)	(52.7)
Total pre-tax accumulated other comprehensive loss	$ 377.5	$ 50.6	$ 428.1	$ 461.1	$ 51.1	$ 512.2
Components of net periodic benefit cost
Service cost	$ 39.3	$ 6.3	$ 45.6	$ 41.8	$ 9.6	$ 51.4
Interest cost	88.2	17.5	105.7	83.0	17.8	100.8
Expected return on plan assets	(98.4)	—	(98.4)	(79.5)	—	(79.5)
Amortization of prior service cost benefit	(6.6)	(3.5)	(10.1)	(5.4)	(2.3)	(7.7)
Recognized net actuarial loss	62.5	5.1	67.6	86.5	6.1	92.6
Amount recognized due to special events	(0.6)	(0.3)	(0.9)	—	—	—
Net periodic benefit cost	$ 84.4	$ 25.1	$ 109.5	$ 126.4	$ 31.2	$ 157.6
Other changes recognized in accumulated other
comprehensive (income) loss
Net actuarial (gain) loss	$ (28.4)	$ 0.9	$ (27.5)	$ (108.8)	$ (1.9)	$ (110.7)
Prior service benefit	—	—	—	(10.7)	(10.2)	(20.9)
Amortization of net loss	(62.5)	(5.1)	(67.6)	(86.5)	(6.1)	(92.6)
Amortization of prior service cost benefit	7.3	3.7	11.0	5.4	2.3	7.7
Total recognized in pre-tax accumulated other
comprehensive income	$ (83.6)	$ (0.5)	$ (84.1)	$ (200.6)	$ (15.9)	$ (216.5)
Total recognized in net periodic benefit cost and pre-
tax accumulated other comprehensive (income) loss	$ 0.8	$ 24.6	$ 25.4	$ (74.2)	$ 15.3	$ (58.9)

In addition, we have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $16,500 of their compensation to the plans in 2010. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered
Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75%
contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG common stock. We contributed $35.7 million, $33.9 million and
$41.2 million in 2010, 2009 and 2008, respectively, to our qualified defined contribution plans.

We also have nonqualified deferred compensation plans available to select employees and agents that allow them to defer compensation amounts in excess of limits imposed by federal tax law with respect to the qualified plans. In 2010, we matched the Grandfathered Choice Participant's deferral at a 50% match deferral rate up to a maximum matching deferral of 3%
of the participant's compensation. For all other participants, we matched the participant's deferral at a 75% match deferral rate up to a maximum matching deferral of 6% of the participant's compensation. We contributed $2.8 million, $4.6 million and
$7.3 million in 2010, 2009 and 2008, respectively, to our nonqualified deferred compensation plans.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

13. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for unspecified or substantial punitive and treble damages. In addition, regulatory bodies such as state insurance departments, the Securities Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor and
other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit the United States District Court for the Southern District of Illinois against us. Our motion to transfer venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans”
and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleged that these acts constitute prohibited transactions under ERISA. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On August 27, 2008, the plaintiff's motion for class certification was denied. The plaintiff’s new motion for class certification, filed May 11, 2009, was stricken by the court on March 31, 2010. We continue to aggressively defend the lawsuit.

On October 28, 2009, Judith Curran filed a derivative action lawsuit on behalf of Principal Funds, Inc. Strategic Asset
Management Portfolios in the United States District Court for the Southern District of Iowa against Principal Management
Corporation, Principal Global Investors, LLC, and Principal Funds Distributor, Inc. (the “Curran Defendants”). The lawsuit alleges the Curran Defendants breached their fiduciary duty under Section 36(b) of the Investment Company Act by charging advisory fees and distribution fees that were excessive. The Curran Defendants filed a motion to dismiss the case on January
29, 2010. That motion was granted in part and overruled in part. Principal Global Investors, LLC was dismissed from the suit.
The remaining Curran Defendants are aggressively defending the lawsuit.

On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney, each filed putative class action lawsuits in the United States District Court for the Southern District of New York against us, PFG, Principal Global
Investors, LLC, and Principal Real Estate Investors, LLC (the “Cruise/Mullaney Defendants”). The lawsuits alleged the
Cruise/Mullaney Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a “withdrawal freeze” on September 26, 2008, and instituted a “withdrawal queue” to honor withdrawal requests as sufficient liquidity became available. Plaintiffs allege these actions constitute a breach of fiduciary duties under ERISA. Plaintiffs seek to certify a class including all qualified ERISA plans and the participants of those plans that invested in PUSPSA between September 26, 2008, and the present that have suffered losses caused by the queue. The two lawsuits, as well as two subsequently filed complaints asserting similar claims, have been consolidated and are now known as In re Principal U.S. Property Account Litigation. On April 22, 2010, an order was entered granting the motion made by the Cruise/Mullaney Defendants for change of venue to the United States District Court for the Southern District of
Iowa. The plaintiffs have filed a Consolidated Complaint adding five new plaintiffs. The Cruise/Mullaney Defendants are aggressively defending the lawsuit.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

13. Contingencies, Guarantees and Indemnifications — (continued)

On July 1, 2010, Debra and Russell Hurd filed a putative class action lawsuit in the United States District Court for the Southern District of Iowa against us and PFG (the “Hurd Defendants”). The complaint alleges the Hurd Defendants underpay out-of-network health claims by using an allegedly flawed database to calculate usual and customary charges.
Plaintiffs are suing on behalf of "all participants and/or beneficiaries in group health plans in the United States issued, insured or administered by [us] as to which [we] have administered claims and/or paid or denied benefits for out-of-network benefit claims." The complaint alleged four causes of action, all based on violations of ERISA. The Hurd Defendants filed a stipulated dismissal with prejudice on December 8, 2010.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position.
The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2010, was approximately $226.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required.
Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position.
While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2010 and 2009, the liability balance for guaranty fund assessments, which is not discounted, was $14.5 million and $15.1 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2010 and 2009, $6.9 million and $7.4 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

13. Contingencies, Guarantees and Indemnifications — (continued)
Operating Leases
As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2010, 2009 and 2008, respectively, was $45.0 million,
$47.8 million and $46.7 million.
The following represents payments due by period for operating lease obligations (in millions):

Year ending December 31:
2011	$ 41.0
2012	31.7
2013	23.6
2014	18.8
2015	14.5
2016 and thereafter	64.3
Total operating lease obligations	193.9
Less: Future sublease rental income on noncancelable leases	3.9
Total future minimum lease payments	$ 190.0

Capital Leases

We lease hardware storage equipment under capital leases. As of December 31, 2010 and 2009, these leases had a gross asset balance of $17.4 million and $16.1 million and accumulated depreciation of $13.4 million and $9.2 million, respectively. Depreciation expense for the years ended December 31, 2010, 2009 and 2008 was $4.2 million, $5.2 million and $6.2 million, respectively.

The following represents future minimum lease payments due by period for capital lease obligations (in millions).

Year ending December 31:
2011	$ 3.0
2012	1.1
2013	0.3
Total	4.4
Less: Amounts representing interest	0.2
Net present value of minimum lease payments	$ 4.2

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

14. Stockholder’s Equity
Accumulated Other Comprehensive Income (Loss)
Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by our stockholder and distributions to our stockholder.
The components of accumulated other comprehensive income (loss) were as follows:

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains (losses) on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income (loss)
			(in millions)
Balances at January 1, 2008	$ 31.2	$ 21.6	$ (2.5)	$ 67.2	$ 117.5
Net change in unrealized gains on fixed
maturities, available-for-sale	(7,782.1)	—	—	—	(7,782.1)
Net change in unrealized gains on equity
securities, available-for-sale	(61.1)	—	—	—	(61.1)
Net change in unrealized gains on equity
method subsidiaries and minority interest
adjustments	76.2	—	—	—	76.2
Adjustments for assumed changes in
amortization pattern	1,173.0	—	—	—	1,173.0
Net change in unrealized gains on derivative
instruments	—	124.5	—	—	124.5
Change in net foreign currency translation
adjustment	—	—	(23.8)	—	(23.8)
Effects of changing postretirement benefit
plan measurement date	—	—	—	(3.1)	(3.1)
Change in unrecognized postretirement
benefit obligations	—	—	—	(973.1)	(973.1)
Net change in provision for deferred income
tax benefit (expense)	2,307.9	(43.5)	8.3	341.7	2,614.4
Balances at December 31, 2008	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	losses on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	loss
			(in millions)
Balances at January 1, 2009	$ (4,254.9)	$ 102.6	$ (18.0)	$ (567.3)	$ (4,737.6)
Net change in unrealized losses on fixed
maturities, available-for-sale	6,548.5	—	—	—	6,548.5
Net change in noncredit component of
impairment losses on fixed maturities,
available-for-sale	(260.9)	—	—	—	(260.9)
Net change in unrealized losses on equity
securities, available-for-sale	47.8	—	—	—	47.8
Net change in unrealized losses on equity
method subsidiaries and noncontrolling
interest adjustments	29.6	—	—	—	29.6
Adjustments for assumed changes in
amortization pattern	(963.3)	—	—	—	(963.3)
Net change in unrealized gains on derivative
instruments	—	(66.4)	—	—	(66.4)
Change in net foreign currency translation
adjustment	—	—	33.2	—	33.2
Change in unrecognized postretirement benefit
obligations	—	—	—	263.3	263.3
Cumulative effect of reclassifying noncredit
component of previously recognized
impairment losses on fixed maturities,
available-for-sale, net	(9.9)	—	—	—	(9.9)
Net change in provision for deferred income
tax benefit (expense)	(1,890.6)	23.3	(11.6)	(92.2)	(1,971.1)
Balances at December 31, 2009	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

14. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains (losses) on	gains on	currency	postretirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income (loss)
		(in millions)
Balances at January 1, 2010	$ (753.7)	$ 59.5	$ 3.6	$ (396.2)	$ (1,086.8)
Net change in unrealized losses on fixed
maturities, available-for-sale	2,138.0	—	—	—	2,138.0
Net change in noncredit component of
impairment losses on fixed maturities,
available-for-sale	(56.1)	—	—	—	(56.1)
Net change in unrealized losses on equity
securities, available-for-sale	6.8	—	—	—	6.8
Net change in unrealized losses on equity
method subsidiaries and noncontrolling
interest adjustments	(28.3)	—	—	—	(28.3)
Adjustments for assumed changes in
amortization pattern	(488.0)	—	—	—	(488.0)
Net change in unrealized gains on derivative
instruments	—	32.0	—	—	32.0
Change in net foreign currency translation
adjustment	—	—	(7.1)	—	(7.1)
Change in unrecognized postretirement benefit
obligations	—	—	—	320.0	320.0
Cumulative effect of implementation of
accounting change related to variable interest
entities, net	10.7	—	—	—	10.7
Cumulative effect of electing fair value option
for fixed maturities upon implementation of
accounting change related to embedded
credit derivatives, net	25.4	—	—	—	25.4
Net change in provision for deferred income
tax benefit (expense)	(550.5)	(11.2)	2.5	(112.0)	(671.2)
Balances at December 31, 2010	$ 304.3	$ 80.3	$ (1.0)	$ (188.2)	$ 195.4

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

14. Stockholder’s Equity — (continued)

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Unrealized gains (losses) on available-for-sale securities and derivative instruments,
as reported	$ 1,078.8	$ 3,458.1	$ (4,205.1)
Adjustment for realized gains (losses) on available-for-sale securities and derivative
instruments included in net income	(94.0)	(465.4)	15.1
Unrealized gains (losses) on available-for-sale securities and derivative instruments
arising during the year	$ 984.8	$ 2,992.7	$ (4,190.0)

The above table includes unrealized gains (losses) on available-for-sale securities and derivatives in cash flow hedge relationships net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder benefits and claims and applicable income taxes.

Dividend Limitations

Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2010 statutory results, we could pay approximately $509.7 million in stockholder dividends in 2011 without exceeding the statutory limitation.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.

Fair Value of Financial Instruments

The carrying value and estimated fair value of financial instruments were as follows:

	December 31, 2010		December 31, 2009
	Carrying amount	Fair value	Carrying amount	Fair value
		(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$ 45,184.8 $	45,184.8 $	43,518.4 $	43,518.4
Fixed maturities, trading	606.9	606.9	484.8	484.8
Equity securities, available-for-sale	165.9	165.9	211.7	211.7
Equity securities, trading	258.3	258.3	177.2	177.2
Mortgage loans	10,477.1	10,540.3	11,250.5	10,808.7
Policy loans	878.3	986.6	881.3	1,001.4
Other investments	271.7	271.7	154.8	154.8
Cash and cash equivalents	1,546.8	1,546.8	2,044.5	2,044.5
Derivative assets	1,058.5	1,058.5	1,212.6	1,212.6
Separate account assets	62,738.4	62,738.4	57,380.8	57,380.8
Cash collateral	219.9	219.9	374.3	374.3
Investment-type insurance contracts	(32,717.8)	(32,826.2)	(35,670.2)	(34,873.7)
Short-term debt	(294.4)	(294.4)	(312.1)	(312.1)
Long-term debt	(120.4)	(130.7)	(120.8)	(104.7)
Separate account liabilities	(55,864.5)	(54,989.5)	(51,559.8)	(50,709.1)
Derivative liabilities	(1,274.5)	(1,274.5)	(1,048.1)	(1,048.1)
Bank deposits	(2,219.2)	(2,230.9)	(2,185.8)	(2,188.5)
Cash collateral payable	(219.9)	(219.9)	(355.6)	(355.6)
Other liabilities	(250.3)	(250.3)	(99.2)	(99.2)

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level
1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.
•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.
•	Level 3 – Fair values are based on significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain fixed maturities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, commercial mortgage loan investments and obligations of consolidated VIEs for which the fair value option was elected, complex derivatives and embedded derivatives that must be priced using broker quotes or other valuation methods that utilize at least one significant unobservable input.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2010.

Fixed Maturities

Fixed maturities include bonds, asset-backed securities, redeemable preferred stock and certain nonredeemable preferred stock. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds where quoted market prices are not available, for which a matrix pricing valuation approach is used. In this approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available, which are reflected in Level 3 and can include fixed maturities across all asset classes. These models primarily use projected cash flows discounted using a rate derived from market interest rate curves and relevant risk spreads. As of December 31, 2010, less than 1% of our fixed maturities were valued using internal pricing models, which were classified as Level 3 assets accordingly.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. government and agencies/Non-U.S. governments – Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

State and political subdivisions – Inputs include Municipal Securities Rulemaking Board reported trades, U.S.
Treasury and other benchmark curves, material event notices, new issue data, and issuer financial statements.

Corporates – Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current U.S. Treasury curve and risk spreads based on sector, rating and average life of the issuance.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

RMBS, CMBS, CDOs and Other debt obligations — Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level
1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices, which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans are not measured at fair value on a recurring basis. Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell, which is estimated using appraised values.

Policy Loans

Policy loans are not measured at fair value on a recurring basis. Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in
Level 1. Exchange-traded derivatives include interest rate and equity futures that are settled daily such that their fair value is not reflected in the consolidated statements of financial position. The fair values of over-the-counter derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our over-the-counter derivatives are valued with models that use market observable inputs, which are reflected in Level 2.
Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices, and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain over-the-counter derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread.
This credit spread incorporates an appropriate level of nonperformance risk into our valuations given the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate.

Interest Rate Contracts. We use discounted cash flow valuation techniques to determine the fair value of interest rate swaps using observable swap curves as the inputs. These are reflected in Level 2. In addition, we have a limited number of complex inflation-linked interest rate swaps and interest rate collars that are valued using broker quotes. These are reflected in
Level 3. We use option pricing models to determine the fair value of swaptions using observable swap interest rate curves and observable implied volatilities as inputs. These are reflected in Level 2.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. In addition, we have a limited number of non-standard currency swaps that are valued using broker quotes. These are reflected within Level 3.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs or broker prices to determine the fair value of credit default swaps.
These are reflected in Level 3.

Other Contracts. We use broker prices to determine the fair value of commodity swaps. These are reflected in Level 3.

Other Investments

Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The net asset value of the fund represents the price at which we feel we would be able to initiate a transaction. Seed money investments in mutual funds for which the net asset value is published are reflected in Level 1. Seed money investments in mutual funds or other investment funds in markets that do not have a published net asset value are reflected in Level 2.

Other investments reported at fair value also include commercial mortgage loans of consolidated VIEs for which the fair value option was elected, which are reflected in Level 3. Fair value of these commercial mortgage loans is computed utilizing a discount rate based on the current market. The market discount rate is then adjusted based on various factors that differentiate it from our pool of loans.

The carrying amounts of other assets classified as other investments in the accompanying consolidated statements of financial position, which are not measured at fair value on a recurring basis, approximate their fair values.

Cash and Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of less than three months. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

The carrying amounts of cash and cash equivalents that are not reported at fair value on a recurring basis approximate their fair value.

Separate Account Assets

Separate account assets include equity securities, debt securities and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser. The real estate within the separate accounts is reflected in Level 3.

Cash Collateral and Cash Collateral Payable

Cash collateral is not measured at fair value on a recurring basis. The carrying amounts of cash collateral received and posted under derivative credit support annex (collateral) agreements and the carrying amount of the payable associated with our obligation to return the cash collateral received approximate their fair value.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Investment-Type Insurance Contracts

Investment-type insurance contracts are not measured at fair value on a recurring basis. The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.

Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract and that are measured at fair value on a recurring basis, which are reflected in Level 3.
The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse, mortality, utilization and withdrawal patterns). They are valued using a combination of historical data and actuarial judgment. Stochastic models are used to value the embedded derivatives that incorporate a spread reflecting our own creditworthiness and risk margins.

The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.

Short-Term Debt

Short-term debt is not measured at fair value on a recurring basis. The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity.

Long-Term Debt

Long-term debt is not measured at fair value on a recurring basis. Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Separate Account Liabilities

Separate account liabilities are not measured at fair value on a recurring basis. Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-
free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection.

Bank Deposits

Bank deposits are not measured at fair value on a recurring basis. The fair value of deposits of our Principal Bank subsidiary with no stated maturity, such as demand deposits, savings, and interest-bearing demand accounts, is equal to the amount payable on demand (i.e., their carrying amounts). The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

Other Liabilities

Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities. We have had an embedded derivative in which the fair value of the underlying securities was obtained from a third party pricing vendor and was reflected in Level 2. We also have an embedded derivative in which the fair value of the underlying securities is calculated utilizing the yield, credit quality and average maturity of each security, which is reflected in Level 3.

Additionally, obligations of consolidated VIEs for which the fair value option was elected are included in other liabilities. These obligations are valued either based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2, or broker quotes, which are reflected in Level 3.

Assets and liabilities measured at fair value on a recurring basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

		As of December 31, 2010
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$ 549.7	$ 15.0	$ 534.7	$ —
Non-U.S. governments	424.2	—	424.2	—
States and political subdivisions	2,656.4	—	2,656.4	—
Corporate	31,141.2	95.4	30,531.9	513.9
Residential mortgage-backed securities	3,164.0	—	3,164.0	—
Commercial mortgage-backed securities	3,842.2	—	3,826.0	16.2
Collateralized debt obligations	293.0	—	183.7	109.3
Other debt obligations	3,114.1	—	3,025.3	88.8
Total fixed maturities, available-for-sale	45,184.8	110.4	44,346.2	728.2
Fixed maturities, trading	606.9	—	337.8	269.1
Equity securities, available-for-sale	165.9	122.7	—	43.2
Equity securities, trading	258.3	162.2	96.1	—
Derivative assets (1)	1,058.5	—	1,025.2	33.3
Other investments (2)	198.0	1.4	68.3	128.3
Cash equivalents (3)	659.1	210.4	448.7	—
Sub-total excluding separate account assets	48,131.5	607.1	46,322.3	1,202.1

Separate account assets	62,738.4	49,789.3	9,311.0	3,638.1
Total assets	$ 110,869.9	$ 50,396.4	$ 55,633.3	$ 4,840.2

Liabilities
Investment-type insurance contracts (4)	$ 7.4	$ —	$ —	$ 7.4
Derivative liabilities (1)	(1,274.5)	—	(1,093.0)	(181.5)
Other liabilities (4)	(250.3)	—	(93.5)	(156.8)
Total liabilities	$ (1,517.4)	$ —	$ (1,186.5)	$ (330.9)

Net assets (liabilities)	$ 109,352.5	$ 50,396.4	$ 54,446.8	$ 4,509.3

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

		As of December 31, 2009
	Assets /
	(liabilities)	Fair value hierarchy level
	measured at fair
	value	Level 1	Level 2	Level 3
		(in millions)
Assets
Fixed maturities, available-for-sale
U.S. government and agencies	$ 538.6	$ 11.2	$ 527.4	$ —
Non-U.S. governments	462.4	—	462.4	—
States and political subdivisions	2,048.6	—	2,037.1	11.5
Corporate	30,767.0	95.2	30,008.1	663.7
Residential mortgage-backed securities	3,101.3	—	3,101.3	—
Commercial mortgage-backed securities	3,599.7	—	3,565.4	34.3
Collateralized debt obligations	369.6	—	72.8	296.8
Other debt obligations	2,631.2	—	2,554.6	76.6
Total fixed maturities, available-for-sale	43,518.4	106.4	42,329.1	1,082.9
Fixed maturities, trading	484.8	—	421.3	63.5
Equity securities, available-for-sale	211.7	140.0	—	71.7
Equity securities, trading	177.2	91.2	86.0	—
Derivative assets (1)	1,212.6	—	1,158.2	54.4
Other investments (2)	63.1	4.1	59.0	—
Cash equivalents (3)	1,156.2	614.7	541.5	—
Sub-total excluding separate account assets	46,824.0	956.4	44,595.1	1,272.5

Separate account assets	57,380.8	39,511.7	13,872.1	3,997.0
Total assets	$ 104,204.8	$ 40,468.1	$ 58,467.2	$ 5,269.5

Liabilities
Investment-type insurance contracts (4)	$ (17.1)	$ —	$ —	$ (17.1)
Derivative liabilities (1)	(1,048.1)	—	(954.4)	(93.7)
Other liabilities (4)	(99.2)	—	(10.1)	(89.1)
Total liabilities	$ (1,164.4)	$ —	$ (964.5)	$ (199.9)

Net assets (liabilities)	$ 103,040.4	$ 40,468.1	$ 57,502.7	$ 5,069.6

(1)	Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments. Our derivatives are primarily Level 2, with the exception of some credit default swaps and other swaps that are Level 3.
(2)	Primarily includes seed money investments and, beginning in 2010, commercial mortgage loans of consolidated VIEs reported at fair value.
(3)	Includes money market instruments and short-term investments with a maturity date of three months or less when purchased.
(4)	Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported and, beginning in 2010, other liabilities include obligations of consolidated VIEs reported at fair value.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

15. Fair Value Measurements — (continued)
Changes in Level 3 fair value measurements
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

			For the year ended December 31, 2010					Changes in
	Beginning	Total realized/unrealized gains					Ending	unrealized
	asset /	(losses)		Purchases,			asset /	gains (losses)
	(liability)			sales,			(liability)	included in net
	balance as		Included in	issuances			balance	income
	of	Included in	other	and	Transfers	Transfers	as of	relating to
	December	net income	comprehensive	settlements	into	out of	December	positions still
	31, 2009	(1)	income	(4)	Level 3	Level 3	31, 2010	held (1)
				(in millions)
Assets
Fixed maturities,
available-for-sale:
State and political
subdivisions	11.5	—	1.0	—	11.5	(24.0)	—	—
Corporate	663.7	(1.2)	26.9	(155.9)	152.2	(171.8)	513.9	(2.1)
Commercial
mortgage-backed
securities	34.3	(0.1)	1.0	11.2	—	(30.2)	16.2	(0.1)
Collateralized
debt obligations	296.8	(14.9)	40.0	(125.2)	0.9	(88.3)	109.3	(1.9)
Other debt
obligations	76.6	—	4.5	36.9	32.9	(62.1)	88.8	—
Total fixed
maturities,
available-for-sale	1,082.9	(16.2)	73.4	(233.0)	197.5	(376.4)	728.2	(4.1)
Fixed maturities,
trading	63.5	13.5	—	194.1	—	(2.0)	269.1	13.2
Equity securities,
available-for-sale	71.7	2.6	(8.2)	(21.4)	0.1	(1.6)	43.2	3.3
Derivative assets	54.4	(18.3)	(0.1)	(2.7)	—	—	33.3	(17.1)
Other investments	—	25.9	—	102.4	—	—	128.3	25.9
Separate account
assets (2)	3,997.0	305.9	—	(576.2)	28.5	(117.1)	3,638.1	250.9

Liabilities
Investment-type
insurance
contracts	(17.1)	(0.7)	—	25.2	—	—	7.4	(1.1)
Derivative liabilities	(93.7)	9.9	(1.4)	(96.3)	—	—	(181.5)	8.0
Other liabilities (3)	(89.1)	9.3	(28.3)	(48.7)	—	—	(156.8)	2.3

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

15. Fair Value Measurements — (continued)

		For the year ended December 31, 2009					Changes in
	Beginning	Total realized/unrealized gains				Ending	unrealized
	asset /	(losses)				asset /	gains (losses)
	(liability)			Purchases,		(liability)	included in
	balance as		Included in	sales,		balance	net income
	of	Included in	other	issuances	Transfers	as of	relating to
	December	net income	comprehensive	and	in (out) of	December	positions still
	31, 2008	(1)	income	settlements	Level 3	31, 2009	held (1)
				(in millions)
Assets
Fixed maturities, available-for-sale
Non-U.S. governments	$ 33.6	$ (10.2)	$ 2.6	$ (26.0)	$ —	$ —	$ —
State and political subdivisions	—	—	1.3	—	10.2	11.5	—
Corporate	725.5	(25.9)	159.4	(382.9)	187.6	663.7	(31.5)
Commercial mortgage-backed
securities	58.0	(0.3)	9.8	(12.1)	(21.1)	34.3	—
Collateralized debt obligations	236.8	(63.9)	150.4	(10.6)	(15.9)	296.8	(63.5)
Other debt obligations	82.1	(2.1)	17.4	25.9	(46.7)	76.6	—
Total fixed maturities, available-
for-sale	1,136.0	(102.4)	340.9	(405.7)	114.1	1,082.9	(95.0)
Fixed maturities, trading	60.7	13.0	—	—	(10.2)	63.5	13.1
Equity securities, available-for-sale	56.2	(0.2)	30.3	(43.7)	29.1	71.7	(2.0)
Derivative assets	100.7	(43.6)	(0.2)	(2.5)	—	54.4	(30.5)
Separate account assets (2)	5,892.6	(1,577.4)	—	(290.2)	(28.0)	3,997.0	(1,464.2)

Liabilities
Investment-type insurance
contracts	(39.9)	(3.0)	—	25.8	—	(17.1)	(3.0)
Derivative liabilities	(266.9)	141.4	7.2	24.6	—	(93.7)	88.8
Other liabilities (3)	(103.8)	—	33.2	(18.5)	—	(89.1)	—

		For the year ended December 31, 2008					Changes in
		Total realized/unrealized gains				Ending	unrealized
	Beginning	(losses)				asset /	gains (losses)
	asset /			Purchases,		(liability)	included in
	(liability)		Included in	sales,		balance	net income
	balance as	Included in	other	issuances	Transfers	as of	relating to
	of January	net income	comprehensive	and	in (out) of	December	positions still
	1, 2008	(1)	income	settlements	Level 3	31, 2008	held (1)
			(in millions)
Assets
Fixed maturities, available-for-sale	$ 2,153.6	$ (148.5)	$ (508.7)	$ (567.8)	$ 207.4	$ 1,136.0	$ (116.7)
Fixed maturities, trading	92.3	(19.1)	—	(11.4)	(1.1)	60.7	(19.1)
Equity securities, available-for-sale	51.1	(41.5)	(12.1)	20.7	38.0	56.2	(35.3)
Derivative assets	54.3	74.7	(15.8)	(12.5)	—	100.7	62.4
Separate account assets (2)	7,122.2	(958.4)	—	(166.9)	(104.3)	5,892.6	(944.1)

Liabilities
Investment-type insurance
contracts	(49.3)	(38.2)	—	47.6	—	(39.9)	(50.3)
Derivative liabilities	(62.3)	(200.0)	(8.1)	3.5	—	(266.9)	(192.9)
Other liabilities (3)	(155.6)	—	70.0	(18.2)	—	(103.8)	—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.

Principal Life Insurance Company Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements — (continued)

(2) Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

(3) Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in AOCI.

(4) As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January 1,
2010, certain previously unconsolidated VIEs were consolidated and certain previously consolidated VIEs were deconsolidated. The fair value of the Level 3 assets and liabilities of the newly consolidated and deconsolidated VIEs is primarily included in fixed maturities, trading; other investments; derivative liabilities and other liabilities. As a result of our implementation of new authoritative guidance related to the accounting for embedded credit derivatives effective July
1, 2010, we elected the fair value option for certain securities previously included in fixed maturities, available-for-sale, effectively reclassifying them to fixed maturities, trading.

Transfers

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Assets transferred into Level 3 during 2010, 2009 and 2008 were $226.1 million, $518.6 million and $1,405.6 million, respectively. The majority of assets transferred into Level 3 primarily include those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor and, to a lesser extent, assets added to our “watch list”
that were previously priced using a matrix pricing valuation approach that may no longer be relevant when applied to asset-
specific situations.

Assets transferred out of Level 3 during 2010, 2009 and 2008 were $497.1 million, $413.6 million and $1,265.6 million, respectively. The majority of assets that transferred out of Level 3 include those for which we are now able to obtain pricing from a recognized third party pricing vendor.

We had significant transfers of separate account assets between Level 1 and Level 2, primarily related to foreign equity securities. When these securities are valued at the local close price of the exchange where the assets traded, they are reflected in Level 1. When events materially affecting the value occur between the close of the local exchange and the New
York Stock Exchange, we use adjusted prices determined by a third party pricing vendor to update the foreign market closing prices and the fair value is reflected in Level 2. During 2010, $6,600.6 million of separate account assets transferred out of
Level 2 into Level 1. During 2010, $3,128.3 million of separate account assets transferred out of Level 1 into Level 2.

Other transfers into and out of Level 2 during 2010 primarily included those that transferred out of and into Level 3, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis. During 2010, certain mortgage loans had been impaired or written down to fair value of $250.7 million. The impairments resulted in a loss of $79.6 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2010, real estate had been written down to fair value of $1.4 million. This write down resulted in a loss of
$0.3 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs.

During 2010, mortgage servicing rights had been written down to fair value of $1.0 million, resulting in a charge of
$0.6 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

15. Fair Value Measurements — (continued)

During 2010, we impaired goodwill and finite lived intangible assets. See Note 3, Goodwill and Other Intangible
Assets, for further details.

During 2009, mortgage loans had been written down to fair value of $3.9 million. This write down resulted in a loss of $8.0 million that was recorded in net realized capital gains (losses). These collateral-dependent mortgage loans are a Level
3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2009, real estate had been written down to fair value of $0.9 million. This write down resulted in a loss of
$0.8 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of the real estate is estimated using appraised values that involve significant unobservable inputs.

During 2008, mortgage servicing rights had been written down to fair value of $13.4 million, resulting in a charge of
$1.5 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Fair Value Option

As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January
1, 2010, we elected fair value accounting for certain assets and liabilities of newly consolidated VIEs for which it was not practicable for us to determine the carrying value. The fair value option was elected for commercial mortgage loans reported with other investments and obligations reported with other liabilities in the consolidated statements of financial position. The changes in fair value of these items are reported in net realized capital gains (losses) on the consolidated statements of operations.

The fair value and aggregate contractual principal amounts of commercial mortgage loans for which the fair value option has been elected were $128.3 million and $124.4 million, respectively, as of December 31, 2010. The change in fair value of the loans resulted in a $25.9 million pre-tax gain for the year ended December 31, 2010, none of which related to instrument-specific credit risk. None of these loans were more than 90 days past due or in nonaccrual status. Interest income on these commercial mortgage loans is included in net investment income on the consolidated statements of operations and is recorded based on the effective interest rates as determined at the closing of the loan. For the year ended December 31, 2010, we recorded $10.5 million of interest income on these commercial mortgage loans.

The fair value and aggregate unpaid principal amounts of obligations for which the fair value option has been elected were $114.5 million and $186.5 million, respectively, as of December 31, 2010. The change in fair value of the obligations resulted in a $2.9 million pre-tax loss, which includes a $3.0 million pre-tax gain related to instrument-specific credit risk that is estimated based on credit spreads and quality ratings for the year ended December 31, 2010. Interest expense recorded on these obligations is included in operating expenses on the consolidated statements of operations and was
$8.9 million for the year ended December 31, 2010.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

16. Statutory Insurance Financial Information

We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the
Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The
National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Our use of prescribed and permitted statutory accounting practices has resulted in higher statutory capital and surplus of $244.9 million relative to the accounting practices and procedures of the NAIC primarily due to a state prescribed practice associated with reinsurance of our term life products and “secondary” or “no lapse” guarantee provisions on our universal life products. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the
NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2010, we meet the minimum RBC requirements.

Statutory net income and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2010	2009	2008
	(in millions)
Statutory net income	$ 404.6	$ 42.1 $	83.3
Statutory capital and surplus	4,377.8	4,588.7	4,810.2

17. Segment Information

We provide financial products and services through the following segments: Retirement and Investor Services,
Principal Global Investors and U.S. Insurance Solutions. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

Prior to third quarter 2010, amounts now reported in the U.S. Insurance Solutions segment and amounts for our group medical insurance business now reported in the Corporate segment were reported together in the Life and Health Insurance segment. This change was made due to our decision to exit the group medical insurance business (insured and administrative services only) and has no impact on our consolidated financial statements for any period presented. Our segment results for 2009 and 2008 have been restated to conform to the current segment presentation. With the exception of corporate overhead, amounts related to our group medical insurance business previously included in segment operating earnings have been removed from operating earnings for all periods presented and are reported as other after-tax adjustments.

The Retirement and Investor Services segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The Principal Global Investors segment provides asset management services to our asset accumulation business, our insurance operations, the Corporate segment and third-party clients.

The U.S. Insurance Solutions segment provides individual life insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)

The Corporate segment manages the assets representing capital that has not been allocated to any other segment.
Financial results of the Corporate segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of deferred front-end fee revenues for sales charges on retirement products and services, net realized capital gains and losses distributed, noncontrolling interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on derivative instruments not designated as hedging instruments and exclude certain market value adjustments of embedded derivatives and realized capital gains (losses)
associated with our exited group medical insurance business. Segment operating revenues exclude net realized capital gains
(losses) (except periodic settlements and accruals on derivatives not designated as hedging instruments), including their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues, revenue from our exited group medical insurance business and revenue from our terminated commercial mortgage securities issuance operation. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2010	2009
	(in millions)
Assets:
Retirement and Investor Services	$ 109,335.7	$ 106,179.2
Principal Global Investors	1,095.6	1,069.0
U.S. Insurance Solutions	16,524.3	15,076.9
Corporate	3,983.5	3,373.7
Total consolidated assets	$ 130,939.1	$ 125,698.8

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Operating revenues by segment:
Retirement and Investor Services	$ 3,705.0	$ 3,673.7	$ 4,331.3
Principal Global Investors	432.6	392.8	545.8
U.S. Insurance Solutions	2,773.0	2,810.4	2,891.5
Corporate	(82.1)	(94.5)	(112.5)
Total segment operating revenues	6,828.5	6,782.4	7,656.1
Net realized capital losses (except periodic settlements and accruals on non-
hedge derivatives), including recognition of front-end fee revenues and
certain market value adjustments to fee revenues	(381.7)	(522.1)	(685.5)
Exited group medical insurance business	1,406.8	1,613.6	1,765.5
Terminated commercial mortgage securities issuance operation	(0.8)	(0.5)	(32.1)
Total revenues per consolidated statements of operations	$ 7,852.8	$ 7,873.4	$ 8,704.0
Operating earnings (loss) by segment, net of related income taxes:
Retirement and Investor Services	$ 543.4	$ 485.5	$ 499.6
Principal Global Investors	48.1	33.8	86.6
U.S. Insurance Solutions	193.8	204.0	208.1
Corporate	(37.0)	(38.6)	(15.7)
Total segment operating earnings, net of related income taxes	748.3	684.7	778.6
Net realized capital losses, as adjusted (1)	(279.5)	(254.4)	(451.5)
Other after-tax adjustments (2)	17.1	72.1	76.0
Net income attributable to PLIC per consolidated statements of operations	$ 485.9	$ 502.4	$ 403.1

(1) Net realized capital losses, as adjusted, is derived as follows:
	For the year ended December 31,
	2010	2009	2008
		(in millions)
Net realized capital losses:
Net realized capital losses	$ (288.4)	$ (445.3)	$ (622.6)
Periodic settlements and accruals on non-hedge derivatives	(88.4)	(70.9)	(59.0)
Certain market value adjustments to fee revenues	(3.4)	(1.5)	(3.9)
Recognition of front-end fee revenues	(1.5)	(4.4)	—
Net realized capital losses, net of related revenue adjustments	(381.7)	(522.1)	(685.5)
Amortization of deferred policy acquisition and sales inducement costs	(26.6)	155.2	(47.2)
Capital (gains) losses distributed	(11.3)	(18.8)	49.6
Certain market value adjustments of embedded derivatives	7.2	11.8	(9.5)
Net realized capital losses associated with exited group medical insurance
business	3.0	0.5	2.8
Noncontrolling interest capital (gains) losses	(11.3)	(18.5)	0.9
Income tax effect	141.2	137.5	237.4
Net realized capital losses, as adjusted	$ (279.5)	$ (254.4)	$ (451.5)

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)

(2) In 2010, other after-tax adjustments included (1) the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($24.8 million) and (2) the negative effect resulting from: (a) the tax impact of healthcare reform, which eliminates the tax deductibility of retiree prescription drug expenses related to our employees incurred after 2012 ($7.2 million) and (b)
losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.5 million).

In 2009, other after-tax adjustments included the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($72.8 million) and the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.7 million).

In 2008, other after-tax adjustments included (1) the positive effect of: (a) gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($96.4 million) (b) a change in an estimated loss related to a prior year legal contingency ($7.6 million) and (2) the negative effect of losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($28.0 million).

The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Income tax expense (benefit) by segment:
Retirement and Investor Services	$ 142.3	$ 127.2	$ 116.3
Principal Global Investors	26.0	18.6	46.4
U.S. Insurance Solutions	91.6	97.8	99.6
Corporate	(19.4)	(20.0)	(21.1)
Total segment income taxes from operating earnings	240.5	223.6	241.2
Tax benefit related to net realized capital losses, as adjusted	(141.2)	(137.5)	(237.4)
Tax expense related to other after-tax adjustments	21.1	38.7	40.5
Total income tax expense per consolidated statements of operations	$ 120.4	$ 124.8	$ 44.3

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

17. Segment Information — (continued)
The following table summarizes operating revenues for our products and services:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Retirement and Investor Services:
Full-service accumulation	$ 1,333.1	$ 1,280.7	$ 1,397.3
Individual annuities	1,018.6	945.6	1,017.1
Bank and trust services	91.8	83.9	74.4
Eliminations	(9.1)	(8.4)	(7.4)
Total Accumulation	2,434.4	2,301.8	2,481.4
Investment only	643.4	796.0	1,138.0
Full-service payout	627.2	575.9	711.9
Total Guaranteed	1,270.6	1,371.9	1,849.9
Total Retirement and Investor Services	3,705.0	3,673.7	4,331.3
Principal Global Investors (1)	432.6	392.8	545.8
U.S. Insurance Solutions:
Individual life insurance	1,360.9	1,357.7	1,393.3
Specialty benefits insurance	1,412.1	1,452.7	1,498.2
Total U.S. Insurance Solutions	2,773.0	2,810.4	2,891.5
Corporate	(82.1)	(94.5)	(112.5)
Total operating revenues	$ 6,828.5	$ 6,782.4	$ 7,656.1
Total operating revenues	$ 6,828.5	$ 6,782.4	$ 7,656.1
Net realized capital losses (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market
value adjustments to fee revenues	(381.7)	(522.1)	(685.5)
Exited group medical insurance business	1,406.8	1,613.6	1,765.5
Terminated commercial mortgage securities issuance operation	(0.8)	(0.5)	(32.1)
Total revenues per consolidated statements of operations	$ 7,852.8	$ 7,873.4	$ 8,704.0

(1)	Reflects inter-segment revenues of $189.4 million, $183.8 million and $230.0 million in 2010, 2009 and 2008, respectively. These revenues are eliminated within the Corporate segment.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

18. Stock-Based Compensation Plans

As of December 31, 2010, our ultimate parent, PFG, has the 2010 Stock Incentive Plan (formerly known as the 2005
Stock Incentive Plan), the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan
("Stock-Based Compensation Plans"), which resulted in an expense to us. As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2010 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based
Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended
	December 31,
	2010	2009	2008
		(in millions)
Compensation cost	$ 38.9	$ 39.5 $	26.1
Related income tax benefit	12.4	12.4	8.3
Capitalized as part of an asset	2.8	3.7	4.7

Nonqualified Stock Options

Nonqualified stock options were granted to certain employees under the 2010 Stock Incentive Plan and the Stock
Incentive Plan. Options outstanding under the 2010 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant, and expire ten years after the grant date.
These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.

The total intrinsic value of stock options exercised was $1.7 million, zero and $3.4 million during 2010, 2009, and
2008, respectively.

The weighted-average remaining contractual lives for stock options exercisable is approximately 5 years as of
December 31, 2010.

The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended
	December 31,
Options	2010	2009	2008
Expected volatility	66.6%	55.0%	25.4%
Expected term (in years)	6	6	6
Risk-free interest rate	2.8%	2.1%	3.1%
Expected dividend yield	2.25%	4.07%	1.51%
Weighted average estimated fair value	$ 11.48	$ 4.07	$15.41

We determine expected volatility based on, among other factors, historical volatility using daily price observations. The expected term represents the period of time that options granted are expected to be outstanding. We previously determined expected term based on the simplified method as described by the Securities Exchange Commission. Beginning with stock options granted in 2008, we determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

As of December 31, 2010, there was $3.1 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Principal Life Insurance Company Notes to Consolidated Financial Statements — (continued)

18. Stock-Based Compensation Plans — (continued)

Performance Share Awards

Performance share awards were granted to certain employees under the 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various factors, including return on equity, PFG’s earnings per common share, operating income and PFG’s book value per common share, must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The total intrinsic value of performance share awards vested was zero, $6.0 million and zero during 2010, 2009 and
2008, respectively.

The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2010, 2009 and 2008 were $22.21, $11.64 and $56.92, respectively.

As of December 31, 2010, there was $4.2 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Restricted Stock Units

Restricted stock units were granted to certain employees and agents pursuant to the 2010 Stock Incentive Plan and the
Stock Incentive Plan. The restricted stock units are treated as an equity award. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.There is no maximum contractual term on these awards. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The total intrinsic value of restricted stock units vested was $8.8 million, $3.2 million and $23.8 million during 2010,
2009 and 2008, respectively.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2010, 2009 and 2008 was $22.42,
$11.70 and $57.96, respectively.

As of December 31, 2010, there was $19.7 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.7 years.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees had the opportunity to purchase shares of PFG common stock on a quarterly basis through 2008. Beginning in 2009, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award.
The weighted-average fair value of the discount on the stock purchased was $7.37, $4.98 and $6.54 during 2010, 2009 and 2008, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $6.5 million, $5.2 million and
$4.8 million during 2010, 2009 and 2008, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)

19. Quarterly Results of Operations (Unaudited)
The following is a summary of unaudited quarterly results of operations.

		For the three months ended
	December 31	September 30 (1)	June 30 (2)	March 31
		(in millions, except per share data)
2010
Total revenues	$ 2,053.3	$ 1,956.5	$ 1,865.3	$ 1,977.7
Total expenses	1,813.5	1,849.4	1,809.9	1,757.1
Net income	192.3	99.3	44.0	166.9
Net income attributable to PLIC	182.8	98.4	42.2	162.5
2009
Total revenues	$ 1,949.8	$ 2,009.0	$ 1,881.5	$ 2,033.1
Total expenses	1,808.1	1,782.9	1,721.0	1,911.2
Net income	119.5	174.5	122.4	109.0
Net income attributable to PLIC	114.8	163.2	117.0	107.4

(1) During the third quarter of 2009, we discovered a prior period error related to DPAC amortization of certain contracts in our full service accumulation business. We evaluated the materiality of the error from qualitative and quantitative perspectives and concluded it was not material to any prior periods. The correction of the error in the third quarter of 2009 could be considered material to the results of operations for the three months ended September 30, 2009, but is not material to the results of operations for any annual period presented. Accordingly, we made an adjustment in the third quarter of 2009 that resulted in a decrease in DPAC amortization expense. On an after-tax basis, the adjustment for prior periods resulted in an
$18.9 million increase in net income for the three months ended September 30, 2009.

(2)	During the second quarter of 2010, we determined our residential mortgage loan portfolio, and in particular our home equity loan portfolio, had experienced an increase in severe delinquencies and loss severity from sustained elevated levels of unemployment along with continued depressed collateral values. The deterioration resulted in an increase in delinquencies and default costs. During the second quarter of 2010, we recorded a $41.9 million after-tax residential mortgage loan loss provision for our Bank and Trust Services business. Of this residential mortgage loan loss provision,
$21.4 million after-tax could be attributed to 2009. We evaluated the qualitative and quantitative factors for materiality.
The adjustment related to prior periods could be considered material to the results of operations for the three months ended
June 30, 2010, but was not material to the results of operations for any annual period presented. The provision for loan loss is reported in net realized capital gains (losses) on our consolidated statements of operations and the adjustment for prior periods resulted in a decrease in net income for the three months ended June 30, 2010.

PART C
OTHER INFORMATION

Item 26. Exhibits

(a)	Resolution of Board of Directors of the Depositor – filed with the Commission on 2/1/99

(b)	Custodian Agreements - N/A

(c)	Underwriting Contracts

	(c1)	Distribution Agreement (filed 2/12/96)
	(c2)	Selling Agreement (filed 5/18/99)
	(c3)	Registered Representative Agreement (filed 2/1/99)
	(c4)	Schedule of sales commissions (filed 5/18/99)

(d)	Contracts

	(d1)	Form of Variable Life Contract (filed 2/1/99 and 5/18/99)
	(d2)	Form of Enhanced Death Benefit Rider (filed 2/1/99)
	(d3)	Form of Four Year Term Insurance Rider (filed 2/1/99)
	(d4)	Form of Policy Split Option Rider (filed 2/1/99)
	(d5)	Form of Single Life Term Insurance Rider (filed 2/1/99)
	(d6)	Form of Variable Life Contract - Unisex Version (filed 2/1/99 and 5/18/99

(e)	Applications

	(e1)	Form of Life Insurance Application (filed 5/18/99)
	(e2)	Form of Supplemental Application (filed 5/1899)

(f)	Depositor's Certificate of Incorporation and By-laws

	(f1)	Articles of Incorporation of the Depositor (filed 2/1/99)
	(f2)	Bylaws of Depositor (filed 2/1/99)

(g)	Reinsurance Contracts

The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)	Participation Agreements

	(h1)	AIM Variable Insurance Funds (filed 2/27/03)
	(h2)	AIM Participation Agreement Amendment #9 dated 04/30/10 incorporated by reference to the Post-effective
Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
	(h3)	American Century Investment Management, Inc. (filed 2/27/03)
	(h4)	Calvert Participation Agreement Amendment #1 dated 02/12/10 incorporated by reference to the Post-
effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
	(h5)	Calvert Administrative Service Agreement Amendment #1 dated 02/12/10 incorporated by reference to the
Post-effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27,
2011
	(h6)	Delaware Distributors Participation Agreement dated 04/26/10 incorporated by reference to the Post-
effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
	(h7)	Delaware Distributors Administrative Services Agreement dated 04/26/10 incorporated by reference to the
Post-effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27,
2011
	(h8)	Dreyfus Investment Portfolios (filed 2/27/03)
	(h9)	Dreyfus Investment Portfolios Participation Agreement & Amendment; Dreyfus Administrative Services
Agreement & Amendment; Dreyfus 12b-1 Agreement & Amendment incorporated by reference to the Post-
effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
	(h10)	DWS Participation Agreement Amendment #1, dated 01/05/11 incorporated by reference to the Post-
effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
	(h11)	Fidelity Variable Insurance Products Fund (filed 2/27/03)
	(h12)	Franklin Templeton Participation Agreement Amended and Restated Amendment #2 dated 08/16/10 incorporated by reference to the Post-effective Amendment No. 13 to the registration statement (File No.
333-65690), as filed on April 27, 2011
	(h13)	Franklin Templeton Participation Agreement Amendment #3 dated 05/01/11 incorporated by reference to the Post-effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011

		(h14)	INVESCO Funds Group, Inc. (filed 2/27/03)
		(h15)	Janus Aspen Series (filed 2/27/03)
		(h16)	Janus Aspen Series Participation Agreement and Amendments 1-7; and Janus Distribution & Shareholder
Services Agreement with Amendment #1; and Janus Rule 22c-2 Agreement incorporated by reference to the Post-effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
		(h17)	Putnam Retail Management, LP (filed 2/27/03)
		(h18)	Form of Participation Agreement with Principal Variable Contract Funds, Inc. – incorporated by reference to the Post-effective Amendment No. 8 to the registration statement (File No. 333-116220), as filed on April 30, 2008
		(h19)	Form of Rule 22c-2 Agreement with Principal Variable Contract Funds, Inc. – incorporated by reference to the Post-effective Amendment No. 8 to the registration statement (File No. 333-116220), as filed on April 30, 2008
		(h20)	Principal Variable Contracts Funds, Inc. Participation Agreement Amendment #2 dated 01/01/10 incorporated by reference to the Post-effective Amendment No. 13 to the registration statement (File No.
333-65690), as filed on April 27, 2011
		(h21)	Principal Variable Contracts Funds, Inc. 12b-1 letter dated 01/01/10 incorporated by reference to the Post-
effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
		(h22)	Putnam Marketing and Administrative Servicing Agreement dated 04/01/11 incorporated by reference to the
Post-effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27,
2011
		(h23)	Van Eck Amendment to Participation Agreement incorporated by reference to the Post-effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
		(h24)	Van Eck Administrative Services Agreement Amendment #2 dated 05/01/2011 incorporated by reference to the Post-effective Amendment No. 13 to the registration statement (File No. 333-65690), as filed on April 27, 2011
		(h25)	Wells Fargo Fund Management, LLC (filed 2/27/03)

	(i)	Administrative Contracts – N/A

	(j)	Other Material Contracts – N/A

	(k)	Opinion of Counsel – filed with the Commission on 2/1/99

	(l)	Actuarial Opinion – N/A

	(m)	Calculations – N/A

	(n)	Other Opinions

		(n1)	Consent of Ernst & Young LLP*
		(n2)	Powers of Attorney - filed with the Commission on 4/30/07*
		(n3)	Opinion of Counsel*

	(o)	Financial Statements Schedules

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm on Schedules*

Schedule I - Summary of Investments - Other Than Investments in Related Parties As Of December 31,
2010*

Schedule III - Supplementary Insurance Information As of December 31, 2010, 2009 and 2008 and for each of the years then ended*

Schedule IV – Reinsurance As of December 31, 2010, 2009 and 2008 and for each of the years then ended*

All other schedules for which provision is made in the applicable accounting regulation of the Securities and
Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

	(p)	Initial Capital Agreements – N/A

	(q)	Redeemability Exemption (6e-2(b)(12)(ii) or 6e-3(T) (filed 2/1/99 and 5/18/99)

*	Filed herein
**	to be Filed by Amendment

Item 27. Officers and Directors of the Depositor

Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:

Name and Principal Business Address	Positions and Offices
BETSY J. BERNARD	Director
40 Shalebrook Drive	Chair, Nominating and Governance Committee
Morristown, NJ 07960	Member, Executive and Human Resources Committees

JOCELYN CARTER-MILLER	Director
TechEd Ventures	Member, Nominating and Governance Committee
3020 NW 33rd Avenue
Lauderdale Lakes, FL 33311

GARY E. COSTLEY	Director
257 Barefoot Beach Boulevard, Suite 404	Member, Audit Committee
Bonita Springs, FL 34134

MICHAEL T. DAN	Director
The Brink's Company	Chair, Human Resources Committee
1801 Bayberry Court
Richmond, VA 23226

DENNIS H. FERRO	Director
100 Dove Plum Road
Vero Beach, FL 32963

C. DANIEL GELATT, JR.	Director
NMT Corporation	Member, Audit Committee
2004 Kramer Street
La Crosse, WI 54603

SANDRA L. HELTON	Director
1040 North Lake Shore Drive #26A	Member, Audit Committee
Chicago, IL 60611

RICHARD L. KEYSER	Director
5215 Old Orchard Place	Member, Nominating and Governance and Human
Ste. 440	Resources Committees
Skokie, IL 60077

ARJUN K. MATHRANI	Director
176 East 71st Street, Apt. 9-F	Chair, Audit Committee
New York, NY 10021	Member, Executive Committee

ELIZABETH E. TALLETT	Director
Hunter Partners, LLC	Member, Executive, Human Resources and Nominating
12 Windswept Circle	and Governance Committees
Thornton, NH 03285-6883

LARRY D. ZIMPLEMAN	Chairman of the Board and Chair, Executive Committee,
The Principal Financial Group	Principal Life: Chairman, President and Chief Executive
Des Moines, IA 50392	Officer

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
REX AUYEUNG	Senior Vice President and President, Principal Financial
Group - Asia
NED A. BURMEISTER	Senior Vice President and Chief Operating Officer,
Principal International
GREGORY J. BURROWS	Senior Vice President Retirement and Investor Services
RONALD L. DANILSON	Senior Vice President Retirement and Investor Services
TERESA M. BUTTON	Vice President and Treasurer
TIMOTHY M. DUNBAR	Senior Vice President – Strategy and Finance
GREGORY B. ELMING	Senior Vice President and Chief Risk Officer
RALPH C. EUCHER	Senior Vice President Human Resources and Corporate
Services
NORA M. EVERETT	Senior Vice President Retirement and Investor Services
JOYCE N. HOFFMAN	Senior Vice President and Corporate Secretary
DANIEL J. HOUSTON	President - Retirement, Insurance and Financial Services
JULIA M. LAWLER	Senior Vice President and Chief Investment Officer
TERRANCE J. LILLIS	Senior Vice President and Chief Financial Officer
JAMES P. MCCAUGHAN	President - Global Asset Management
TIMOTHY J. MINARD	Senior Vice President - Distribution
MARY A. O'KEEFE	Senior Vice President and Chief Marketing Officer
GARY P. SCHOLTEN	Senior Vice President and Chief Information Officer
KAREN E. SHAFF	Executive Vice President and General Counsel
NORMAN R. SORENSEN	Chairman – Principal International
DEANNA D. STRABLE	Senior Vice President – U.S. Insurance Solutions
LUIS E. VALDES	President – Principal International

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.

The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2010 appears below:

Item 29. Indemnification

Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.

Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.

Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Other Activity

Princor Financial Services Corporation acts as principal underwriter for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust, and for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust.

(b)	Management

	(b1)	(b2)
Positions and offices
	Name and principal	with principal
	business address	underwriter
	Deborah J. Barnhart	Director/Distribution (PPN)
The Principal
Financial Group

	Patricia A. Barry	Assistant Corporate Secretary
The Principal
Financial Group(1)

	Michael J. Beer	President and Director
The Principal
Financial Group(1)

	Tracy W. Bollin	Assistant Controller
The Principal
Financial Group(1)

	David J. Brown	Senior Vice President
The Principal
Financial Group(1)

	Jill R. Brown	Senior Vice President and Chief Financial Officer
The Principal
Financial Group(1)

	Bret J. Bussanmas	Vice President/Distribution
The Principal
Financial Group(1)

	P. Scott Cawley	Product Marketing Officer
The Principal
Financial Group(1)

(b1)	(b2)
Positions and offices
Name and principal	with principal
business address	underwriter

Nicholas M. Cecere	Senior Vice President
The Principal
Financial Group(1)

Ralph C. Eucher	Chairman of the Board
The Principal
Financial Group(1)

Nora M. Everett	Director and Chief Financial Officer
The Principal
Financial Group (1)

Stephen G. Gallaher	Assistant General Counsel
The Principal
Financial Group(1)

Ernest H. Gillum	Vice President
The Principal
Financial Group(1)

Eric W. Hays	Senior Vice President/Chief Information Officer
The Principal
Financial Group(1)

Joyce N. Hoffman	Senior Vice President and Corporate Secretary
The Principal
Financial Group(1)

Ann Hudson	Compliance Officer
The Principal
Financial Group(1)

Patrick A. Kirchner	Assistant General Counsel
The Principal
Financial Group(1)

Julie LeClere	Director – Marketing & Recruiting
The Principal
Financial Group(1)

Jennifer A. Mills	Counsel
The Principal
Financial Group(1)

David L. Reichart	Senior Vice President
The Principal
Financial Group(1)

Martin R. Richardson	Vice President – Broker Dealer Operations
The Principal
Financial Group(1)

Michael D. Roughton	Senior Vice President and Associate General Counsel
The Principal
Financial Group(1)

Adam U. Shaikh	Counsel
The Principal
Financial Group(1)

	(b1)		(b2)
Positions and offices
	Name and principal		with principal
	business address		underwriter
	Traci L. Weldon	Vice President/Chief Compliance Officer
The Principal
Financial Group(1)

	Tisha Worden	Operations Officer
The Principal
Financial Group(1)

	(1)	711 High Street
Des Moines, IA 50309

(c)	Compensation from the Registrant

(3)
		(2)	Compensation on Events
		Net Underwriting	Occasioning the	(4)
	(1)	Discounts &	Deduction of a Deferred	Brokerage	(5)
Name of Principal Underwriter		Commissions	Sales Load	Commissions	Compensation

	Princor Financial Services	$15,235,666.86	0	0	0
Corporation

Item 31. Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, Des Moines, Iowa 50392.

Item 32. Management Services

N/A

Item 33. Fee Representation

Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Variable Life Separate Account, has duly caused this Amended to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 27th day of April, 2011.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE
SEPARATE ACCOUNT
(Registrant)

By :	/s/ L. D. Zimpleman
L. D. Zimpleman
Chairman, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

By :	/s/ L. D. Zimpleman
L. D. Zimpleman
Chairman, President and Chief Executive Officer

Attest:
/s/ Joyce N. Hoffman
Joyce N. Hoffman
Senior Vice President and Corporate Secretary

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ L. D. Zimpleman
L. D. Zimpleman	Chairman, President	April 27, 2011
and Chief Executive Officer

/s/ G. B. Elming
	Senior Vice President and	April 27, 2011
G. B. Elming	Controller
(Principal Accounting Officer)

/s/ T. J. Lillis
	Executive Vice President	April 27, 2011
T. J. Lillis	and Chief Financial Officers
(Principal Financial Officer)

(B. J. Bernard)*	Director	April 27, 2011
B. J. Bernard

(J. Carter-Miller)*	Director	April 27, 2011
J. Carter-Miller

(G. E. Costley)*	Director	April 27, 2011
G. E. Costley

(M.T. Dan)*	Director	April 27, 2011
M. T. Dan

(D. J. Drury)*	Director	April 27, 2011
D. J. Drury

(C. D. Gelatt, Jr.)*	Director	April 27, 2011
C. D. Gelatt, Jr.

(J. B. Griswell*	Director and Chairman
J. B. Griswell	of the Board	April 27, 2011

(S. L. Helton)*	Director	April 27, 2011
S. L. Helton

(R. L. Keyser)*	Director	April 27, 2011
R. L. Keyser

(A. K. Mathrani)*	Director	April 27, 2011
A. K. Mathrani

(E. E. Tallett)*	Director	April 27, 2011
E. E. Tallett

*By	/s/ L.D. Zimpleman
L. D. Zimpleman
Chairman, President and Chief Executive Officer

Pursuant to Powers of Attorney
Previously Filed or Included Herein